Mutual Funds	|	Fixed-Income	|	1.31.2019

Guggenheim Funds Prospectus
January 31, 2019, as supplemented February 4, 2019
Class A, Class C, Institutional and Class P

Ticker Symbol				Fund Name
Class A	Class C	Institutional	Class P
GIFAX	GIFCX	GIFIX	GIFPX	Guggenheim Floating Rate Strategies Fund
SIHAX	SIHSX	SHYIX	SIHPX	Guggenheim High Yield Fund
SIUSX	SDICX	GIUSX	SIUPX	Guggenheim Investment Grade Bond Fund
GILDX	GILFX	GILHX	GILPX	Guggenheim Limited Duration Fund
GIOAX	GIOCX	GIOIX	GIOPX	Guggenheim Macro Opportunities Fund
GIJAX	GIJCX	GIJIX	GIJPX	Guggenheim Municipal Income Fund
GIBAX	GIBCX	GIBIX	GIBLX	Guggenheim Total Return Bond Fund
GIYAX	—	GIYIX	GIYPX*	Guggenheim Ultra Short Duration Fund

* Class P shares of the Fund are not currently offered for sale.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GISIF-1-0219x0120	guggenheiminvestments.com

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Guggenheim Floating Rate Strategies Fund

INVESTMENT OBJECTIVE
The Guggenheim Floating Rate Strategies Fund (the “Fund”) seeks to provide a high level of current income while maximizing total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 150 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.25%	0.22%	0.19%	0.25%
Interest and Other Related Expenses	0.01%	0.01%	0.01%	0.01%
Remaining Other Expenses	0.24%	0.21%	0.18%	0.24%
Total Annual Fund Operating Expenses	1.15%	1.87%	0.84%	1.15%
Fee Waiver (and/or expense reimbursement)[1]	-0.12%	-0.09%	-0.05%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.03%	1.78%	0.79%	1.03%

[1]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.02%, Class C-1.77%, Institutional Class-0.78%, and Class P-1.02%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$402	$281	$181	$81	$105
3 Years	$643	$579	$579	$263	$353
5 Years	$903	$1,003	$1,003	$461	$621
10 Years	$1,645	$2,183	$2,183	$1,033	$1,387
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments (based on their notional value for purposes of this 80% strategy) that provide exposure (i.e., economic characteristics similar) to floating rate or variable rate loans, obligations or other securities. The loans in which the Fund will invest, generally made by banks and other lending institutions, are made to (or issued by) corporations, partnerships and other business entities. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals.
The Fund invests in other fixed-income instruments of various maturities which may be represented by bonds, debt securities, commercial paper, forwards, derivatives or other similar instruments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), believes provide the potential to deliver a high level of current income. Securities in which the Fund invests also may include corporate bonds, convertible securities (including those that are deemed to be “busted” because they are trading well below their equity conversion value), agency and non-agency mortgage-backed securities, asset-backed securities (including collateralized mortgage-backed securities) and CLOs. The Fund may invest in a variety of investment vehicles, such as closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may hold below investment grade securities with no limit. The Fund may hold non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities). The Fund may also invest in securities of real estate investment trusts (“REITs”) and other real estate companies.
The Fund will principally invest in U.S. dollar denominated loans and other securities of U.S. companies, but may also invest in securities of non-U.S. companies, non-U.S. dollar denominated loans and securities (e.g., denominated in Euros, British pounds, Swiss francs or Canadian dollars), including loans and securities of emerging market countries, sovereign debt securities and Eurodollar bonds and obligations. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”).
The Fund also may seek certain exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or

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currencies. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Fund also may engage, without limit, in repurchase agreements, forward commitments, short sales and securities lending. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund generally will not invest in securities that are in default at the time of purchase. If a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches.

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Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment

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may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based

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on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.

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PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q1 2012 4.58%	Lowest Quarter Return Q4 2018 -3.13%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	11/30/2011
Return Before Taxes		-3.29%	1.78%	3.74%
Return After Taxes on Distributions		-5.00%	-0.06%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares		-1.93%	0.53%	2.03%
Class C	11/30/2011	-2.01%	2.00%	3.68%
Institutional Class	11/30/2011	-0.08%	3.01%	4.71%
Class P	5/1/2015	-0.32%	2.38%	N/A
Index
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)		1.15%	3.32%	4.60%

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MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and Thomas J. Hauser are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh and Kevin H. Gundersen have managed the Fund since 2011, and Thomas J. Hauser has managed the Fund since 2014.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 8

Guggenheim High Yield Fund

INVESTMENT OBJECTIVE
The Guggenheim High Yield Fund (the “Fund”) seeks high current income. Capital appreciation is a secondary objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 150 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None
Redemption Charge (as a percentage of amount redeemed or exchanged)	2.00%	2.00%	2.00%	2.00%

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Other Expenses	0.50%	0.51%	0.50%	0.57%
Interest and Other Related Expenses	0.23%	0.23%	0.23%	0.23%
Remaining Other Expenses	0.27%	0.28%	0.27%	0.34%
Total Annual Fund Operating Expenses	1.36%	2.12%	1.11%	1.43%
Fee Waiver (and/or expense reimbursement)[1]	0.00%	0.00%	0.00%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.36%	2.12%	1.11%	1.40%

[1]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”) has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.16%, Class C-1.91%, Institutional Class-0.91%, and Class P-1.16%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

9 | PROSPECTUS

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$533	$315	$215	$113	$143
3 Years	$814	$664	$664	$353	$449
5 Years	$1,115	$1,139	$1,139	$612	$779
10 Years	$1,970	$2,452	$2,452	$1,352	$1,710
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes), under normal circumstances, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality (also known as “junk bonds”). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. These debt securities may include, without limitation: corporate bonds and notes, convertible securities, agency and non-agency mortgage-backed securities and other asset-backed securities (including collateralized debt obligations), participations in and assignments of loans (such as senior floating rate loans, syndicated bank loans, secured or unsecured loans, bridge loans and other loans), floating rate revolving credit facilities (“revolvers”), debtor-in-possession loans (“DIPs”) and other loans, and sovereign debt securities and Eurodollar bonds and obligations. These securities may pay fixed or variable rates of interest. These securities also may be restricted securities, including Rule 144A securities that are eligible for resale to qualified institutional buyers. The Fund also may invest in a variety of investment vehicles, principally, closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Fund invests will primarily be domestic securities, but may also include foreign securities. Such securities may be denominated in foreign currencies. The Fund may also invest in preferred securities.
The Fund also may seek certain exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.
The Fund also may engage, without limit, in repurchase agreements, forward commitments, short sales and securities lending. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.

PROSPECTUS | 10

The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the

11 | PROSPECTUS

Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility

PROSPECTUS | 12

that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

13 | PROSPECTUS

Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

PROSPECTUS | 14

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q2 2009 32.56%	Lowest Quarter Return Q3 2011 -11.82%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	8/5/1996
Return Before Taxes		-7.11%	2.56%	10.80%
Return After Taxes on Distributions		-9.52%	-0.28%	7.60%
Return After Taxes on Distributions and Sale of Fund Shares		-4.17%	0.69%	7.35%
Class C	5/1/2000	-4.85%	2.80%	10.51%
Institutional Class	7/11/2008	-3.02%	3.84%	11.65%
Class P	5/1/2015	-3.26%	3.47%	N/A
Index
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deductions for fees, expenses or taxes)		-2.08%	3.83%	11.12%

15 | PROSPECTUS

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Kevin H. Gundersen, Thomas J. Hauser and Richard de Wet are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd and Kevin H. Gundersen have managed the Fund since 2012. Thomas J. Hauser and Richard de Wet have managed the Fund since 2017.

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 16

Guggenheim Investment Grade Bond Fund

INVESTMENT OBJECTIVE
The Guggenheim Investment Grade Bond Fund (the “Fund”) seeks to provide current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 150 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.28%	0.34%	0.20%	0.29%
Interest and Other Related Expenses	0.01%	0.00%	0.00%	0.00%
Remaining Other Expenses	0.27%	0.34%	0.20%	0.29%
Total Annual Fund Operating Expenses	0.92%	1.73%	0.59%	0.93%
Fee Waiver (and/or expense reimbursement)[2]	-0.12%	-0.19%	-0.09%	-0.14%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.80%	1.54%	0.50%	0.79%

[1]	Restated to reflect current management fees.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”) has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.79%, Class C-1.54%, Institutional Class-0.50%, and Class P-0.79%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

17 | PROSPECTUS

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$478	$257	$157	$51	$81
3 Years	$670	$526	$526	$180	$282
5 Years	$878	$921	$921	$320	$501
10 Years	$1,475	$2,025	$2,025	$729	$1,130
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Such fixed-income securities may include corporate bonds and other corporate debt securities, commercial paper, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed securities and other asset-backed securities (such as corporate, consumer and commercial asset-backed securities) including collateralized debt, loan and mortgage obligations, participations in and assignments of loans (such as senior floating rate loans, syndicated bank loans, secured or unsecured loans, bridge loans and other loans), zero-coupon bonds, municipal bonds, payment-in-kind debt securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. Although the Fund will invest at least 80% of its assets in investment grade fixed-income securities, such securities (especially those in the lowest of the top four long-term rating categories) may have speculative characteristics. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 20% of its assets in preferred stock. While the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies.
Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities or loans that are not investment grade (also known as “high yield/high risk securities” or “junk bonds”). The Fund also may seek certain exposures through derivative transactions, principally, foreign exchange forward contracts, futures on securities, indices, currencies and other investments, Eurodollar futures, options, interest rate swaps, cross-currency swaps, total return swaps, and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms.

PROSPECTUS | 18

The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues. The Investment Manager may employ a tactical sector allocation strategy to seek to capitalize on total return potential created by changing market and economic conditions.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted

19 | PROSPECTUS

from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies.

PROSPECTUS | 20

Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the

21 | PROSPECTUS

risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

PROSPECTUS | 22

Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective January 28, 2013, the Fund changed its name and principal investment strategies. Performance information prior to that date reflects the Fund’s prior principal investment strategies.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

23 | PROSPECTUS

Highest Quarter Return	Lowest Quarter Return
Q3 2009 4.63%	Q4 2016 -1.53%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	8/15/1985
Return Before Taxes		-3.22%	3.12%	4.85%
Return After Taxes on Distributions		-4.18%	1.58%	3.47%
Return After Taxes on Distributions and Sale of Fund Shares		-1.91%	1.67%	3.18%
Class C	5/1/2000	-0.85%	3.38%	4.59%
Institutional Class	1/29/2013	1.18%	4.40%	4.26%
Class P	5/1/2015	0.83%	3.22%	N/A
Index
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		0.01%	2.52%	3.48%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd and Anne B. Walsh have managed the Fund since 2012. Steven H. Brown and Adam Bloch have managed the Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.

PROSPECTUS | 24

The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

25 | PROSPECTUS

Guggenheim Limited Duration Fund

INVESTMENT OBJECTIVE
The Guggenheim Limited Duration Fund (the “Fund”) seeks to provide a high level of income consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 150 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $250,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.16%	0.18%	0.16%	0.23%
Total Annual Fund Operating Expenses	0.80%	1.57%	0.55%	0.87%
Fee Waiver (and/or expense reimbursement)[2]	-0.05%	-0.07%	-0.05%	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.75%	1.50%	0.50%	0.75%

[1]	Restated to reflect current management fees.

[2]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.75%, Class C-1.50%, Institutional Class-0.50%, and Class P-0.75%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$300	$253	$153	$51	$77
3 Years	$470	$489	$489	$171	$266
5 Years	$654	$849	$849	$302	$470
10 Years	$1,188	$1,861	$1,861	$684	$1,061

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., similar economic characteristics) to fixed-income markets. Such debt securities may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed securities and other asset-backed securities, repurchase agreements, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest and may include adjustable rate securities. While the Fund will principally invest in debt securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. However, the Fund may not invest more than 35% of its total assets in debt securities listed, traded or dealt in emerging market countries as determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), and non-U.S. dollar denominated securities. Emerging market countries are generally considered to be countries with developing economies or markets and may include any country recognized to be an emerging market country by the International Monetary Fund, MSCI, Inc. or Standard & Poor’s Corporation or recognized to be a developing country by the United Nations. The Fund may also invest in preferred stock and convertible securities. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, including closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold fixed-income securities of any quality, rated or unrated, including, those that are rated below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. However, the Fund may not invest more than 35% of its total assets in fixed-income securities that are below investment grade. These may include securities that are in default at the time of purchase.
The Fund may hold securities of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of generally less than 3.5 years. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.
The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve

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the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed-income securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).
With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities (“RMBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs (“CRE CDOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.
To enhance the Fund’s debt exposure, to hedge against investment risk, or to increase the Fund’s yield, at the discretion of the Investment Manager, the direct debt strategy may be combined with a derivative strategy. This strategy could include: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. These transactions may also create economic leverage in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may also engage in securities lending.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.

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Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay

29 | PROSPECTUS

interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging

PROSPECTUS | 30

markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager

31 | PROSPECTUS

believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

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Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

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Highest Quarter Return Q3 2016 1.76%	Lowest Quarter Return Q4 2015 -0.15%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	12/16/2013
Return Before Taxes		-0.77%	1.92%	1.90%
Return After Taxes on Distributions		-1.63%	0.76%	0.75%
Return After Taxes on Distributions and Sale of Fund Shares		-0.46%	0.94%	0.93%
Class C	12/16/2013	-0.24%	1.61%	1.60%
Institutional Class	12/16/2013	1.73%	2.65%	2.63%
Class P	5/1/2015	1.51%	2.27%	N/A
Index
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index (reflects no deductions for fees, expenses or taxes)		1.61%	1.05%	1.04%
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Anne B. Walsh and Steven H. Brown have managed the Fund since its inception (December 2013). Adam Bloch has managed the Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and

PROSPECTUS | 34

Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

35 | PROSPECTUS

Guggenheim Macro Opportunities Fund

INVESTMENT OBJECTIVE
The Guggenheim Macro Opportunities Fund (the “Fund”) seeks to provide total return, comprised of current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 150 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.88%	0.88%	0.88%	0.88%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%	0.05%
Other Expenses	0.30%	0.30%	0.20%	0.33%
Other Expenses of the Subsidiary[1]	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.48%	2.23%	1.13%	1.51%
Fee Waiver (and/or expense reimbursement)[2,3]	-0.12%	-0.12%	-0.18%	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.36%	2.11%	0.95%	1.36%

[1]	Other Expenses of the Subsidiary were less than 0.01% for the most recently completed fiscal year.

[2]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.36%, Class C-2.11%, Institutional Class-0.95%, and Class P-1.36%. The Investment Manager has also contractually agreed to waive the management fee it receives from the Fund in any amount equal to the management fee paid to the Investment Manager by the Subsidiary. This undertaking will continue for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

[3]
The Investment Manager has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

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EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$533	$314	$214	$97	$138
3 Years	$838	$686	$686	$341	$462
5 Years	$1,165	$1,184	$1,184	$605	$810
10 Years	$2,088	$2,555	$2,555	$1,359	$1,789
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, syndicated bank loans and other direct lending opportunities, participations in and assignments of syndicated bank loans (including senior floating rate loans), asset-backed securities (including agency and non-agency mortgage-backed securities, collateralized mortgage obligations and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes offer attractive yield and/or capital appreciation potential. The Investment Manager may employ a strategy of writing (selling) covered call and put options on such equity securities.
While the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Fund may hold securities of any duration or maturity. Securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Fund may gain exposure to such commodity instruments by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (“1940 Act”). The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.

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The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund also may engage in collateralized debt obligations ("CDOs") (which include collateralized bond obligations, collateralized loan obligations and other similarly structured instruments), repurchase agreements, forward commitments, short sales and securities lending and it may seek certain exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; credit default swaps; and other foreign currency contracts and foreign currency-related transactions, which may also create economic leverage in the Fund (some of these instruments may be traded in the over-the-counter market). The Fund may engage, without limit, in derivative and foreign currency-related transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Investment Manager seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund may hold, without limit, fixed-income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”) and defaulted securities. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the

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risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Commodities Risk—The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.
Commodity-Linked Investments Risk—Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these

39 | PROSPECTUS

investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives (including covered call options) may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing

PROSPECTUS | 40

company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Geographic Emphasis Risk—To the extent the Fund invests a significant portion of its assets in one country or geographic region, the Fund will be more vulnerable to the economic, financial, social, political or other developments affecting that country or region than a fund that invests its assets more broadly. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds.  There can be no assurance that the Fund’s hedging investments or transactions will be effective.  Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may

41 | PROSPECTUS

be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

PROSPECTUS | 42

Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

43 | PROSPECTUS

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return	Lowest Quarter Return
Q1 2012 5.20%	Q2 2013 -2.24%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	11/30/2011
Return Before Taxes		-3.86%	2.71%	4.43%
Return After Taxes on Distributions		-5.09%	0.87%	2.50%
Return After Taxes on Distributions and Sale of Fund Shares		-2.28%	1.22%	2.54%
Class C	11/30/2011	-1.59%	2.95%	4.38%
Institutional Class	11/30/2011	0.53%	4.08%	5.53%
Class P	5/1/2015	0.16%	3.32%	N/A
Index
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		1.87%	0.63%	0.47%

PROSPECTUS | 44

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh and Kevin H. Gundersen have managed the Fund since its inception (November 2011). Steven H. Brown and Adam Bloch have managed the Fund since 2016.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

45 | PROSPECTUS

Guggenheim Municipal Income Fund

INVESTMENT OBJECTIVE
The Guggenheim Municipal Income Fund (the “Fund”) seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 150 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.55%	0.61%	0.59%	0.97%
Total Annual Fund Operating Expenses	1.30%	2.11%	1.09%	1.72%
Fee Waiver (and/or expense reimbursement)[1]	-0.50%	-0.56%	-0.54%	-0.92%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.80%	1.55%	0.55%	0.80%

[1]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”) has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.80%, Class C-1.55%, Institutional Class-0.55%, and Class P-0.80%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS | 46

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$478	$258	$158	$56	$82
3 Years	$748	$607	$607	$293	$452
5 Years	$1,038	$1,083	$1,083	$548	$847
10 Years	$1,863	$2,397	$2,397	$1,280	$1,954
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of municipal securities whose interest is free from federal income tax. This investment policy may not be changed without shareholder approval. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in securities the interest on which is subject to federal income taxation, including, among others, corporate bonds and other corporate debt securities, taxable municipal securities (which include Build America Bonds and Qualified School Construction Bonds), mortgage-backed and asset backed securities (including collateralized debt obligations), repurchase and reverse repurchase agreements, syndicated bank loans and securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government). The Fund also may invest up to 20% of its assets in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use derivatives for investment purposes (i.e., speculative purposes). Derivatives include futures, forward contracts, Eurodollar futures, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars (some of these instruments may be traded in the over-the-counter market). When market conditions are deemed appropriate, the Fund will use leverage to the full extent permitted by its investment policies and restrictions and applicable law. The Fund may use leverage by using derivatives and municipal tender option bonds (“TOBs”), or by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes. The fixed-income securities in which the Fund invests will primarily be domestic securities, but may also include, up to 20% of its assets, in foreign and emerging markets securities (such as sovereign debt securities and Eurodollar bonds and obligations).
The Fund will allocate assets across different market sectors and maturities and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund, however, will invest under normal market conditions, at least 80% of its net assets in investment grade securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical ratings organization or, if unrated, determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“Guggenheim Partners” or the “Sub-Adviser”) to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund may invest 25% or more of the Fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers.
Guggenheim Partners, the Fund’s sub-adviser, selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. Guggenheim Partners also considers macroeconomic outlook and geopolitical issues.
Guggenheim Partners may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated

47 | PROSPECTUS

large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are

PROSPECTUS | 48

considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of

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the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt

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service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Tender Option Bonds Risk—Tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Because distributions on these securities will bear an inverse relationship to short-term municipal security interest rates, distributions will be reduced or, in the extreme, eliminated as rates rise and will increase when rates fall.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
On January 13, 2012, the Fund acquired the assets and assumed the liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the “Predecessor Fund”), a closed-end fund which used different investment strategies and had different investment advisers (the “Reorganization”). Class A shares of the Fund have assumed the performance, financial and other historical information of the Predecessor Fund’s Common Shares. Returns are based on the net asset value of fund shares. The performance of Class A shares of the Fund reflects the performance of the Predecessor Fund. Performance has not been restated to reflect the estimated annual operating expenses of Class A shares.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q3 2009 22.36%	Lowest Quarter Return Q2 2010 -5.54%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

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	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	4/28/2004
Return Before Taxes		-3.19%	3.07%	7.71%
Return After Taxes on Distributions		-4.21%	2.03%	6.21%
Return After Taxes on Distributions and Sale of Fund Shares		-1.85%	1.89%	5.58%
Class C	1/13/2012	-0.90%	3.32%	2.55%
Institutional Class	1/13/2012	1.08%	4.35%	3.57%
Class P	5/1/2015	0.82%	2.11%	N/A
Index
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses or taxes)		1.28%	3.82%	4.85%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“Guggenheim Partners” or the “Sub-Adviser”) serves as the sub-adviser of the Fund. B. Scott Minerd, Anne B. Walsh, Jeffrey S. Carefoot and Allen Li are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Sub-Adviser. B. Scott Minerd and Anne B. Walsh have managed the Fund since 2012. Jeffrey S. Carefoot and Allen Li have managed the Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
The Fund intends to distribute income exempt from federal income tax. Such income may, however, be subject to state or local tax as well as the federal alternative minimum tax, and a portion of the Fund’s distributions may be subject to federal income tax. Sales of municipal securities are also expected to generate taxable distributions. As such, investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 52

Guggenheim Total Return Bond Fund

INVESTMENT OBJECTIVE
The Guggenheim Total Return Bond Fund (the “Fund”) seeks to provide total return, comprised of current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 150 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.27%	0.22%	0.18%	0.26%
Interest and Other Related Expenses	0.01%	0.01%	0.01%	0.01%
Remaining Other Expenses	0.26%	0.21%	0.17%	0.25%
Total Annual Fund Operating Expenses	0.91%	1.61%	0.57%	0.90%
Fee Waiver (and/or expense reimbursement)[2]	-0.11%	-0.06%	-0.06%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.80%	1.55%	0.51%	0.80%

[1]	Restated to reflect current management fees.

[2]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.79%, Class C-1.54%, Institutional Class-0.50%, and Class P-0.79%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and

53 | PROSPECTUS

that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$478	$258	$158	$52	$82
3 Years	$668	$502	$502	$177	$277
5 Years	$873	$870	$870	$312	$489
10 Years	$1,465	$1,906	$1,906	$708	$1,099
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities. Such debt securities may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed securities and other asset-backed securities (including collateralized mortgage obligations), loans, participations in and assignments of bank and bridge loans, zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest and may include adjustable rate securities. While the Fund will principally invest in debt securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Fund may also invest in collateralized debt obligations ("CDOs") (which include collateralized bond obligations, collateralized loan obligations and other similarly structured instruments), preferred stock and convertible securities. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold fixed-income instruments of any quality, rated or unrated, including, those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. However, the Fund may not invest more than 33 1/3% of its total assets in fixed-income securities that are below investment grade. The Fund may hold securities of any duration or maturity.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that meet certain liquidity standards and will provide for interest rate adjustments at least every 397 days and which may be secured by real estate or other assets. Participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate. The Fund may also participate in lending syndicates and other direct lending opportunities.
The Fund also may seek certain exposures through derivative transactions, principally: foreign exchange forward contracts; futures on securities; indices; currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; credit default swaps; and other foreign currency contracts and foreign currency-related transactions, which may also create economic leverage in the Fund. The Fund may engage in derivative and foreign currency-related transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may seek to obtain market exposure to the securities in

PROSPECTUS | 54

which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues. The Investment Manager may employ a tactical sector allocation strategy to seek to capitalize on total return potential created by changing market and economic conditions.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools

55 | PROSPECTUS

of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including

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minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds.  There can be no assurance that the Fund’s hedging investments or transactions will be effective.  Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the

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Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political, or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent the Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the

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market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year

59 | PROSPECTUS

or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q3 2012 3.94%	Lowest Quarter Return Q2 2013 -2.09%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	11/30/2011
Return Before Taxes		-3.37%	3.21%	4.36%
Return After Taxes on Distributions		-4.54%	1.54%	2.60%
Return After Taxes on Distributions and Sale of Fund Shares		-2.00%	1.69%	2.56%
Class C	11/30/2011	-1.09%	3.46%	4.31%
Institutional Class	11/30/2011	0.93%	4.58%	5.44%
Class P	5/1/2015	0.64%	3.23%	N/A
Index
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		0.01%	2.52%	2.23%
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director

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and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd and Anne B. Walsh have managed the Fund since 2011. Steven H. Brown and Adam Bloch have managed the Fund since 2016.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim Ultra Short Duration Fund

INVESTMENT OBJECTIVE
The Guggenheim Ultra Short Duration Fund (the “Fund”) seeks a high level of income consistent with the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.  These commissions are not reflected in the fee and expense table or expense example below.

	Class A	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	None	None

*
No contingent deferred sales charge is imposed on redemptions of Class A shares of the Fund unless you acquire Class A shares of the Fund by exchanging Class A shares of another fund in the Guggenheim family of funds that was subject to a contingent deferred sales charge.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.25%	None	0.25%
Other Expenses[1]	0.23%	0.20%	0.25%
Total Annual Fund Operating Expenses	0.73%	0.45%	0.75%
Fee Waiver (and/or expense reimbursement)[2]	-0.15%	-0.12%	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.58%	0.33%	0.58%

[1]	Other expenses are based on estimated amounts for the current fiscal year.

[2]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-0.58%, Institutional Class-0.33%, and Class P-0.58%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

	Class A	Institutional Class	Class P

1 Year	$59	$34	$59
3 Years	$218	$132	$223
5 Years	$391	$240	$400
10 Years	$892	$555	$914

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The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio. The portfolio turnover rate shown is that of Guggenheim Strategy Fund I (the “Predecessor Fund”). The Predecessor Fund's policies, guidelines and investment objective were the same as those of the Fund’s in all material respects.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing primarily in a diversified portfolio of investment-grade debt securities and similar instruments while maintaining a low duration portfolio (i.e., a duration normally not exceeding one year). The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.
The Fund’s investments will include: debt securities; financial instruments that are expected to perform similarly to debt securities and investment vehicles that provide exposure to debt securities; and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure to (i.e., with economic characteristics similar to) debt securities or other similar instruments or debt security markets. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally affiliated and unaffiliated closed-end funds, exchange-traded funds (“ETFs”) and other funds.
Debt securities and instruments in which the Fund may invest include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, mortgage-backed and other asset-backed securities, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. The Fund may also invest in preferred stock and preferred debt securities. Although the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other markets, including emerging and frontier markets. Such securities may be denominated in foreign currencies.
Although the Fund will invest predominantly in investment grade debt instruments, up to 10% of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or “junk bonds”) or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to a security, the Fund will use the higher rating for purposes of determining the security’s credit quality.
The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities or a combination thereof. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).
With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. The other asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond

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obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or if unrated, determined by the Investment Manager to be of comparable quality.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets or lend directly, joining a lending syndicate. These participations or assignments may be acquired from banks or brokers that have made the loan or members of the lending syndicate.
To seek to enhance the Fund’s debt exposure, hedge against investment risk or increase the Fund’s yield, the Fund may engage in derivatives transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates or currency rates; to seek to change the effective duration of its portfolio; to seek to manage certain investment risks; and/or as a substitute for the purchase or sale of securities or currencies. These transactions may create economic leverage in the Fund. The Fund may seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver MBS to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any MBS that meets specified terms. The Fund may also engage in securities lending.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions for investment purposes.
The Fund may hold instruments of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of less than one year. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration.
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may be unable to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. The Fund is not a money market fund (or equivalent to a money market fund), does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s net asset value will fluctuate. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have

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structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.

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Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower

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volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that one or more large investors, including other investment companies that are advised by the Investment Manager or its affiliates, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund’s performance or liquidity may be adversely affected as the Fund may have to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests. In turn, the Fund may experience increased portfolio turnover, incur higher transaction costs and realize gains or losses at inopportune times. Such large investors may comprise a significant portion of the Fund's shareholders.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.

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Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political, or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent the Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed

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to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The Fund is newly organized. The Predecessor Fund, which also was an investment company registered under the Investment Company Act of 1940, reorganized with and into the Fund, which has adopted the Predecessor Fund’s performance history. Accordingly, the performance information shown below for Institutional Class shares of the Fund reflects the performance of the Predecessor Fund and not that of the Fund. However, the Predecessor Fund’s policies, guidelines and investment objective were the same as those of the Fund’s in all material respects. Because Class A and Class P shares of the Fund do not yet have a full calendar year of performance history as of the date of this Prospectus, no performance information for Class A or Class P shares is shown.
The following chart and table provide some indication of the risks of investing in the Fund by showing calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund compared to those of a broad measure of market performance. The returns shown below for the Predecessor Fund have been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund, exclusive of any applicable expense limitation agreement. As with all mutual funds, past performance (before and after taxes), including the past performance of the Predecessor Fund, is not

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necessarily an indication of how the Fund will perform in the future. Updated performance information will be on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return Q2 2016 0.72%	Lowest Quarter Return Q3 2015 -0.05%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Inception	1 Year	Since Inception
Institutional Class	3/11/2014
Return Before Taxes		1.93%	1.35%
Return After Taxes on Distributions		0.91%	0.75%
Return After Taxes on Distributions and Sale of Fund Shares		1.15%	0.77%
Index
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		1.82%	0.61%
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Since the Predecessor Fund’s inception (March 11, 2014), Guggenheim Investments served as the Predecessor Fund’s investment manager. B. Scott Minerd, Anne B. Walsh, Steven H. Brown, Adam Bloch and Kris L. Dorr are primarily responsible for the day-today management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh, Steven H. Brown, Adam Bloch and Kris L. Dorr have managed the Fund since its inception (December 2018). Anne B. Walsh and Steven H. Brown had managed the Predecessor Fund since its inception (March 11, 2014). Adam Bloch and Kris L. Dorr had managed the Predecessor Fund since 2017.

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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A shares is $2,500. The minimum subsequent investment is $100. Class A does not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund (other than the Guggenheim Municipal Income Fund) will provide shareholders at least 60 days' notice prior to making the change. With respect to the Guggenheim Municipal Income Fund, the Fund cannot change its 80% investment policy without shareholder approval. For purposes of this 80% policy, derivatives usually will be based on their notional value. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the 1940 Act (if applicable), the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
Each Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Funds’ holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Funds’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help a Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which an Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the SAI.
Investment in the Subsidiary—The Guggenheim Macro Opportunities Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed-income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus. Guggenheim Partners Investment Management, LLC ("Guggenheim Partners") will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the

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Fund’s investment in the Subsidiary may vary based on the Investment Manager’s use of different commodity-linked financial instruments.
To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Investment Manager and the Subsidiary is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities. For more information about the operation and management of the Subsidiary, please see the relevant sections in the SAI.

Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. Each Fund may engage in active and frequent trading of portfolio securities. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Asset-Backed Securities Risk—The Funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate and credit risks. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities ("MBS"), when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.

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Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of a Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which a Fund invests, defined by the assets collateralizing the asset-backed securities. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. In addition, asset-backed securities backed by aircraft loans and leases may provide a Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally.  With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. A Fund may invest in these and other types of asset-backed securities that may be developed in the future.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as "agency" MBS). Non-agency MBS (referred to as "private label") are subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities—Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans.  Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings.  Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. CMBS are also subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. CMBS often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to prepayment and liquidity and valuation risks.

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Collateralized Loan Obligations and Collateralized Debt Obligations—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper.  Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default.
Commodities Risk—The commodities industries can be significantly affected by: the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions. These risks may be incurred indirectly through the Subsidiary.
Commodities-Linked Investments Risk—The performance of commodity-linked investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, political, tax, and other regulatory and market developments. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Commodity-linked investments also can cause a fund to be subject to additional regulation and a disadvantageous tax regime. Legal and regulatory changes also can affect the value of these investments.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities

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may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease.
A Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—A Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although

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higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and corporate debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace.
Currency Risk—A Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging the impact on a Fund of fluctuations in the value of currencies may be magnified. To the extent a Fund seeks to hedge currency risk, the Fund may incur increased implied transaction costs.
Derivatives Risk—A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of a Fund’s portfolio, to seek to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, a Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an Investment Manager or Sub-Advisor, as applicable, is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a Fund invests.

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Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments.

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Exchanges can limit the number of futures options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by a Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Dollar Roll Transaction Risk—A Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. A Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When a Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also involve the risk that the market value of the securities a Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that a Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.
Emerging Markets Risk—A Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries may entail greater risks than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (viii) particular sensitivity to global economic conditions or reliance on international or other forms of aid, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

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Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates.  In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments.  Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.
Geographic Emphasis Risk—A Fund that invests a significant portion of its assets in one country or geographic region will be more vulnerable to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region than a fund that invests its assets more broadly.  Such developments may include: adverse securities markets; adverse exchange rates; social, political, regulatory, financial, economic or environmental developments; or natural disasters. Such conditions or developments may have a significant impact on a Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.  A Fund’s investment performance may be particularly susceptible to such conditions

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and developments if the Fund emphasizes its investments in an emerging market country or region with a number of emerging market countries.
Hedging Risk—A Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds.  A hedge is an investment, transaction or strategy designed to reduce the risk and impact of adverse market movements or changes in the price or value of a portfolio security or other investment.  Hedging may be ineffective as a result of unexpected changes in the market, changes in the prices or values of the related instrument, or changes in the correlation of the instrument and the Fund’s hedging investment or transaction.  Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect a Fund.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined by the Investment Manager to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology regarding high yield investments. High yield securities may be more sensitive to adverse specific corporate or general market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, which may cause the value of a Fund’s holdings and NAV per share to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration (whether positive or negative) of the bonds held by a Fund or to which a Fund is exposed, the more a Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the NAV per share of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The value of securities with negative durations, such as inverse floaters, generally decrease if interest rates decline.
However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, a Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest

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rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities.  Adjustable rate securities generally react to such changes to a lesser degree than fixed-rate securities, which typically depends on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates (which also may be subject to limits on the maximum increase in interest rates). During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Changing Fixed-Income Market Conditions—The Board of Governors of the Federal Reserve System (“Federal Reserve”) has raised the federal funds rate from historically low levels in recent years and has signaled that it intends to continue to do so. To the extent the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). In addition, certain countries have experienced (or may be expected to experience) negative interest rates on certain fixed-income instruments.
Changes in fixed-income market conditions, including the recent increases and potential for future increases to the federal funds rate or negative interest rates, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of a Fund’s investments and NAV per share to decline. A rise in general interest rates may also result in increased redemptions from a Fund. Very low, negative or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance. Thus, a Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.

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The Funds may, from time to time, invest a portion of their assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in shortterm fixedincome or floating rate securities. Investments by the Funds in these investment companies significantly increase the Funds’ exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other shortterm fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered openend investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by a Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. In the event that a Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral.
Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. A Fund's interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s

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or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value. A Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, a Fund may need to retain legal or similar counsel to help in seeking to enforce or protect its rights. As a result, a Fund may incur the costs associated with retaining such counsel. In addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
Each Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for a Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans the rights provided to lenders or buyers, such as the Funds, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund’s portfolio.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or a Fund

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determines to avoid or not to receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, a Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if a Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Funds are also subject to conflicts of interest that are described in more detail in the SAI.
Investment in the Subsidiary Risk—The Guggenheim Macro Opportunities Fund currently invests in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.
In order to qualify for favorable tax treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings ("PLRs") in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. Based on the principles underlying such rulings, the Fund has sought to gain exposure to the commodity markets through the Subsidiary. However, the IRS indicated in July 2011 that the granting of such PLRs is currently suspended, pending further internal discussion. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.
Moreover, during September 2016, the IRS and the Treasury Department issued proposed Treasury regulations that, if finalized, would generally treat the Fund's income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such inclusion. The proposed Treasury regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. Based on the foregoing, the IRS may ultimately conclude and assert that income and gains from the Subsidiary will not be considered qualifying income for purposes of determining whether the Fund remains qualified as a RIC for U.S. federal income tax purposes. Furthermore, the tax treatment of investments in commodities through subsidiaries may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, each Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets.

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The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities when it otherwise would not do so. If a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders may bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
In the case of the Guggenheim Municipal Income Fund, the amount of exempt interest dividends payable by the Fund will generally be the amount of gross tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements.
Liquidity and Valuation Risk—It may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the financial markets. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and a Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Funds’ valuation procedures will in fact approximate the price at which a Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Funds (or the Investment Managers) rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Funds' ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of a Fund's investments that are fair valued or difficult to value vary from time to time. Based on its investment strategies, a significant portion of a Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.
Management Risk—Each Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. An Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing a Fund

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to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs each Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of a Fund and, as a result, may lower a Fund’s performance. However, a Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Fund invests in fixed-income instruments as opposed to other investments.
Market Risk—The value of, or income generated by, the securities held by a Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by a Fund will increase in value along with the broader markets. For example, the value of a Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose a Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which a Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect a Fund.
Municipal Securities Risk—A Fund’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments, or adverse changes in the financial conditions of state or municipal issuers. Income from municipal bonds held by a Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or as a result of non-compliant conduct of a municipal issuer. Consequently, a portion of a Fund’s otherwise tax-exempt dividends may be taxable to those Fund shareholders subject to the federal alternative minimum tax, or may be fully taxable to all Fund shareholders. To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. Investments in municipal securities can be subject to credit, interest rate, prepayment and liquidity risks and can be more volatile than other investments. In addition, certain of the issuers in which a Fund invests may have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades.

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Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).
Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as a Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.
Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt fund performance.
From time to time, the Guggenheim Municipal Income Fund may invest a substantial amount of its assets in municipal securities issued by or on behalf of a particular municipality. As a result, the Fund would be more exposed to risks affecting these issuers than a municipal securities fund that invests more widely. An Investment Manager’s allocation of the Fund's assets among the issuers of municipal securities may vary significantly from time to time. Please refer to the Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period.
Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity).  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of investments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected.  In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk.   Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk.  Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Real Estate Securities Risk—A Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT. A REIT may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that a Fund

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could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities.
Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Regulatory and Legal Risk—A Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which a Fund invests and a Fund's investment strategies and performance.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by a Fund exceeds the repurchase price payable by a Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, a Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act(“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a

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Fund. In addition, in the event of bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure exposes a Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Funds’ ability to engage in short selling.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, a Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default ("Special Situation Investments") involve a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.

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Tax Risk—A Fund must derive at least 90% of its gross income each tax year from qualifying sources in order to qualify for favorable tax treatment as a RIC. This requirement will limit the ability of a Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
Tender Option Bonds Risk—Tender option bonds are created by depositing municipal bonds into a trust and issuing two classes of trust interests-floating rate certificates and inverse floating rate certificates (also known as residual interest tender option bonds or inverse floaters). Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose a Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to a Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds, is, in some cases, not certain. Additionally, the Dodd-Frank Act, including the Volcker Rule, among other regulatory changes, may affect the ability of bank-sponsored tender option bonds to continue to operate or remain cost-effective investments for a Fund.
To-Be-Announced (“TBA”) Transactions Risk—A Fund may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. In TBA commitments, the selling counterparty does not specify the particular MBS to be delivered. Instead, the purchasing counterparty agrees to accept any mortgage-backed security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
U.S. Government Securities Risk—Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a Fund has sold a security pursuant to one of these transactions, a Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.
Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also

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may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:
Cyber Security and Operational Risk—As in other parts of the economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds’ or their service providers’ operations. A cyber incident could adversely impact a Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers may directly bear these risks and related costs.
Redemption Risk—A Fund may need to sell portfolio securities to meet redemption requests. A Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of the Fund’s shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. A Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Investments by Investing Funds and Other Large Shareholders—Shares of the Funds are offered as an investment to certain other investment companies, large retirement plans and other large investors. The Funds are subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.

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Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
Investment Manager

Security Investors, LLC (“Security Investors” or “Guggenheim Investments”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund and Guggenheim Municipal Income Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Security Investors were approximately $11.2 billion.
Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or “Guggenheim Investments” and with Security Investors, each is an “Investment Manager” and together, “Investment Managers”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Total Return Bond Fund and Guggenheim Ultra Short Duration Fund. As discussed below, Guggenheim Partners also serves as investment sub-adviser (the “Sub-Adviser”) to the Guggenheim Municipal Income Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Guggenheim Partners were approximately $192.4 billion.
The Investment Managers or Sub-Adviser, as applicable, make investment decisions for the assets of the Funds and the applicable Investment Manager continuously reviews, supervises and administers each Fund’s investment program. Guggenheim Partners is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association in such capacity. Guggenheim Partners acts as CPO for Guggenheim Macro Opportunities Fund.

MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by each Fund.

Contractual Management Fees (expressed as a percentage of average net assets)
Guggenheim Floating Rate Strategies Fund[1]	0.65%
Guggenheim High Yield Fund	0.60%
Guggenheim Investment Grade Bond Fund[2]	0.39%
Guggenheim Limited Duration Fund[3]	0.39%
Guggenheim Macro Opportunities Fund[1]	0.89%
Guggenheim Municipal Income Fund	0.50%
Guggenheim Total Return Bond Fund[2]	0.39%
Guggenheim Ultra Short Duration Fund	0.25%
1 Each Fund’s management fee is subject to a 0.05% reduction on assets over $5 billion.
2 Prior to November 20, 2017, each Fund's management fee was paid at an annual rate of 0.50% on the average daily net assets of $5 billion or       less, and 0.45% of the average net assets of the Fund in excess of $5 billion.
3 Prior to November 20, 2017, the Fund's management fee was paid at an annual rate of 0.45% of the average daily net assets of the Fund.
The Investment Managers have contractually agreed through February 1, 2020 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.

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Fund	Class A Expense Limit	Class C Expense Limit	Institutional Class Expense Limit	Class P Expense Limit
Guggenheim Floating Rate Strategies Fund	1.02%	1.77%	0.78%	1.02%
Guggenheim High Yield Fund	1.16%	1.91%	0.91%	1.16%
Guggenheim Investment Grade Bond Fund[1]	0.79%	1.54%	0.50%	0.79%
Guggenheim Limited Duration Fund[2]	0.75%	1.50%	0.50%	0.75%
Guggenheim Macro Opportunities Fund	1.36%	2.11%	0.95%	1.36%
Guggenheim Municipal Income Fund	0.80%	1.55%	0.55%	0.80%
Guggenheim Total Return Bond Fund[3]	0.79%	1.54%	0.50%	0.79%
Guggenheim Ultra Short Duration Fund	0.58%	N/A	0.33%	0.58%
1 Prior to November 20, 2017, the expense limitation for each applicable class was as follows: Class A-1.00%, Class C-1.75%, Institutional-0.75% and Class P-1.00%.
2 Prior to November 20, 2017, the expense limitation for each applicable class was as follows: Class A-0.80%, Class C-1.55%, Institutional-0.55% and Class P-0.80%.
3 Prior to November 20, 2017, the expense limitation for each applicable class was as follows: Class A-0.90%, Class C-1.65%, Institutional-0.50% and Class P-0.90%.
A Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. An Investment Manager may only recoup such reimbursement when the Operating Expenses for a Fund or class do not exceed the then-applicable expense cap.
The Investment Managers have also contractually agreed through February 1, 2020, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. An Investment Manager is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless an Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Funds’ Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, each Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Managers also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
Pursuant to a separate investment management agreement between Guggenheim Partners and the Subsidiary, the Subsidiary pays the Investment Manager a management fee at the same rate that the Guggenheim Macro Opportunities Fund pays the Investment Manager for services provided to the Fund. The Investment Manager and the Fund, have entered into a separate fee waiver agreement pursuant to which the Investment Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Manager by the Fund’s Subsidiary. As long as the Fund wholly-owns the Subsidiary and invests a portion of its assets with the Subsidiary, this undertaking will continue. Please see “Management of the Subsidiary,” below, for more details.

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A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal period ended September 30, 2018.
Management of the Subsidiary—Guggenheim Partners is responsible for the investments of the Subsidiary, pursuant to a separate investment management agreement. The Investment Manager provides to the Subsidiary substantially the same type of management, under similar terms, as it provides to the Guggenheim Macro Opportunities Fund.
The Subsidiary will pay the Investment Manager a fee at the following annual rates (stated as a percentage of the average daily net assets of the Subsidiary):

Subsidiary	Management Fee
Guggenheim Macro Opportunities Fund CFC	0.89%
The rate of the management fee paid directly or indirectly by the Guggenheim Macro Opportunities Fund is calculated by aggregating the fees paid directly or indirectly by the Fund and its Subsidiary. The Subsidiary will pay the fees and expenses for the custody, transfer agency, administration, audit services and custodial expenses that it receives and that are not duplicative of services provided to the Guggenheim Macro Opportunities Fund.

PORTFOLIO MANAGERS
The Portfolio Managers of the Investment Managers or Sub-Adviser, as applicable, oversee the day-to-day operations of the Funds. The Portfolio Managers of each Fund are as follows:
Guggenheim Floating Rate Strategies Fund—B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and Thomas J. Hauser are primarily responsible for the day-to-day management of the Fund.
Guggenheim High Yield Fund—B. Scott Minerd, Kevin H. Gundersen, Thomas J. Hauser and Richard de Wet are primarily responsible for the day-to-day management of the Fund.
Guggenheim Investment Grade Bond Fund—B. Scott Minerd, Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Limited Duration Fund—Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Macro Opportunities Fund—B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Municipal Income Fund—B. Scott Minerd, Anne B. Walsh, Jeffrey S. Carefoot and Allen Li are primarily responsible for the day-to-day management of the Fund.
Guggenheim Total Return Bond Fund—B. Scott Minerd, Anne B. Walsh, Steven H. Brown, and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Ultra Short Duration Fund—B. Scott Minerd, Anne B. Walsh, Steven H. Brown, Adam Bloch and Kris L. Dorr are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
B. Scott Minerd, Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager of Guggenheim Partners. Mr. Minerd joined Guggenheim Partners (or its affiliate or predecessor) in May 1998. Mr. Minerd leads Guggenheim Partners' research on global macroeconomics and guides the firm’s investment strategies. Previously, Mr. Minerd was a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. He was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Mr. Minerd is a member of the Federal Reserve Bank of New York's Investor Advisory Committee on Financial Markets, helping advise the NY Fed President about financial market developments, risks to the financial system and steps that can be taken to understand and mitigate these risks. He is an advisor to the Organization for Economic Cooperation and Development (OECD) on long-term investments and is a contributing member of the World Economic Forum (WEF) and their Global Agenda Council on the Arctic.
Anne B. Walsh, Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager of Guggenheim Partners. Ms. Walsh joined Guggenheim Partners (or its affiliate or predecessor) in 2007 is also the head of the Portfolio Construction Group and Portfolio Management. She oversees more than $185 billion in fixed-income investments including Agencies, Credit, Municipals, and Structured Securities. She is responsible for portfolio design, strategy, sector allocation and risk management, as well as conveying Guggenheim Partners' macroeconomic outlook to Portfolio Managers and fixed income Sector Specialists. Ms. Walsh specializes in liability-driven portfolio management. Prior to joining Guggenheim Partners, she served as Chief Investment Officer at Reinsurance Group of

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America, and also held roles at Zurich Scudder Investments, Lincoln Investment Management and American Bankers Insurance Group. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Kevin H. Gundersen, Senior Managing Director and Portfolio Manager at the Investment Managers. Mr. Gundersen joined Guggenheim Partners (or its affiliate or predecessor) in 2002. Currently, he leads an industry team which is focused on investing across the capital structure in the media, telecommunications and stocks sectors. Mr. Gundersen received his A.B. from Harvard University.
Steven H. Brown, Managing Director and Portfolio Manager of Guggenheim Partners. Mr. Brown joined Guggenheim Partners (or its affiliate or predecessor) in 2010 and is a Portfolio Manager for Guggenheim Partners' Active Fixed Income and Total Return mandates. He works with the Chief Investment Officers and other members of the Portfolio Management team to develop and execute portfolio strategy. Additionally, he works closely with the Sector Teams and Portfolio Construction Group. Prior to joining Portfolio Management in 2012, Brown worked in Guggenheim Partners' Asset Backed Securities group. His responsibilities on that team included trading and evaluating investment opportunities and monitoring credit performance. Prior to joining Guggenheim Partners in 2010, Mr. Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London.  He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Thomas J. Hauser, Senior Managing Director and Portfolio Manager of the Investment Managers. Mr. Hauser joined Guggenheim Partners (or its affiliate or predecessor) in 2002 and is a member of Guggenheim’s Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. Prior to his role as a portfolio manager, Mr. Hauser ran a team with Joseph McCurdy covering a variety of sectors including Technology, Media and Telecom, Education, Metals and Mining, Homebuilding, Healthcare, and Energy and Power. He has over 10 years experience in the high yield and leverage loan class. During his career at the firm, Mr. Hauser has been an analyst covering a variety of sectors, including the Energy, Power, Transportation and Chemical sectors. Mr. Hauser received his B.S. in Finance from St. Johns University.
Adam Bloch, Director and Portfolio Manager of Guggenheim Partners. Mr. Bloch joined Guggenheim Partners in 2012 and is a Portfolio Manager for the firm's Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Partners, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries.
Richard de Wet, Director and Portfolio Manager at the Investment Managers. Mr. de Wet joined Guggenheim Partners in March 2013 as part of the Portfolio Management team in the Corporate Credit Group. Mr. de Wet is responsible for the management of High Yield portfolios including the implementation of Investment Committee and firm Macroeconomic views. Prior to Guggenheim, he was with PIMCO where he spent 6 years and was part of the team sent from California to establish PIMCO’s New York Portfolio Management presence. He has more than 10 years of Investment Management experience across Multi-Sector Credit, Emerging Markets and Equities. Previously Mr. de Wet worked in Investment Banking at Lehman Brothers and Barclays Capital in Mergers and Acquisitions and Restructuring Advisory, and as an Assistant Vice President at the TCW Group. Mr. de Wet received a BBA in Finance and International Business from George Washington University and an MBA from Columbia Business School.
Jeffrey S. Carefoot, Senior Managing Director and Portfolio Manager of Guggenheim Partners. Mr. Carefoot joined Guggenheim in 2007 as a manager and trader of investment grade corporate and preferred portfolios. He also assists in management and trading of municipal portfolios. Previously, Mr. Carefoot was responsible for portfolio management of more than $12 billion of core and core plus strategies at Payden & Rygel Investment Counsel in Los Angeles. Prior to joining Payden & Rygel Investment Counsel, Mr. Carefoot held a position as a Principal, Global Fixed Income Specialist, at Global Fixed Income Partners in Newport Beach CA, and prior to that as a Principal - Senior Institutional Portfolio Manager at Wells Capital Management, Los Angeles, California. Mr. Carefoot has a B.S. from California Polytechnic University and an M.S. from Golden Gate University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Allen Li, Managing Director and Portfolio Manager of Guggenheim Partners. Mr. Li joined Guggenheim in 2007 with a dual role in equities and investment grade corporate research. He began covering municipal bonds when Guggenheim built up sector exposure to take advantage of the auction-rate securities market dislocation in early 2008. He manages Guggenheim’s dedicated municipal portfolios in addition to overseeing multi-strategy accounts’ exposure to the sector. Mr. Li received a B.A. in Economics from Cornell University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

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Kris L. Dorr, Managing Director and Portfolio Manager of Guggenheim Partners. Ms. Dorr joined Guggenheim Partners in 2011 as a portfolio manager and trader focusing on short duration cash management where she is responsible for investing the liquidity portion of mutual funds and affiliated funding vehicles. In this role, Ms. Dorr identifies and implements securities appropriate for inclusion into each mandate utilizing short-term money market and liquidity instruments. Since 2018, Ms. Dorr has extended the scope of her responsibilities to include the oversight of secured funding activities and solutions. Prior to joining Guggenheim Partners, Ms. Dorr was a senior portfolio manager within UBS Global Asset Management, where she was responsible for the management of multiple separate account fixed income portfolios for Institutional, Central Bank and Sovereign clients. Management of these assets included setting investment strategy, sector allocation and curve positioning. Ms. Dorr began her career as a trader in the Options Portfolio Service group at Kidder Peabody, later becoming a portfolio manager on several retail and institutional 2a-7 money market funds. Ms. Dorr brings more than 35 years of fixed income investment experience to the firm. Ms. Dorr holds a B.A. in Economics from Montclair State University.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

CONFLICTS OF INTEREST
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Managers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Managers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund’s participation in an investment decision, disadvantage a Fund or benefit an Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

The Investment Managers and the Funds have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Managers to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Managers to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Managers provide the following oversight and evaluation services to a Fund that uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Funds;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Managers do not expect to recommend frequent changes of sub-advisers. Although the Investment Managers will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.
Security Investors has engaged Guggenheim Partners to provide investment advisory services to the Guggenheim Municipal Income Fund. Guggenheim Partners has operated as an investment sub-adviser to the Fund since its inception in 2011.
Buying, Selling and Exchanging Fund Shares

Each share class of a Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Funds and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.
Class A and Class C
Class A shares and Class C shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment for Class A and Class C shares is $100. Class A and Class C do not have a minimum account balance. The Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”
Institutional Class
Institutional Class shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
Eligible investors for Institutional Class shares include the following:

•	Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Funds;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds' Investment Manager or Distributor, and their affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Section 529 college savings plan accounts;

•	Funds of Funds advised by the Investment Manager or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Funds.
Each Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Institutional Class shares of each Fund are subject to a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares

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if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.
A shareholder currently holding Class A or Class C shares of the Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of the Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in each Fund's then-current prospectus and SAI.
Class P
Class P shares are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. A Fund reserves the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Class P shares are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.

SHARE CLASS CONVERSIONS
A share class conversion effectively involves exchanging shares of one class of a Fund for another share class of the same Fund.  From time to time, the Funds may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Funds may determine).  A share class conversion is generally not subject to the market timing and short term trading policies described in this Prospectus. The Funds reserve the right to modify, suspend or eliminate any share class conversion features at any time.

Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously

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held.  You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

Although the Funds expect that a conversion between share classes of the same Fund should ordinarily not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax adviser with respect to the federal, state and local (or foreign) tax treatment of your investment in a Fund and any share class conversions.  You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.

OPENING YOUR ACCOUNT (Class A, Class C and Institutional Class Only)
You will need to open a Guggenheim Investments shareholder account to make Class A, Class C and Institutional Class share transactions—buy, sell or exchange Class A, Class C and Institutional Class shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION (Class A, Class C and Institutional Class Only)

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•
Any application that is sent to MUFG Investor Services (the "Transfer Agent") does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund's NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled) — or as otherwise permitted by the SEC — the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally

99 | PROSPECTUS

scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com .

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the "Distributor"), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you are a shareholder of Class A, Class C or Institutional Class shares and you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. If you are a shareholder of Class P shares and you opened your account through a financial intermediary, you will submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed below in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial intermediaries are set forth in Appendix A to this Prospectus, which may differ from those available for purchases

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made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.
CLASS A SHARES
Class A shares are sold at NAV plus the applicable initial sales charge. There is no initial sales charge for purchases of Class A shares of Guggenheim Ultra Short Duration Fund. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.00% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The Funds make available (free of charge) information regarding sales charge waivers and discounts at www.guggenheiminvestments.com/mf/share-class-information. The information contained in or otherwise accessible through guggenheiminvestments.com does not form part of this Prospectus.
The current sales charge rates for each Fund other than Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, and Guggenheim Ultra Short Duration Fund are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	4.00%	4.17%
$50,000 to $99,999	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	None*	None*

*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

The current sales charge rates for Guggenheim Floating Rate Strategies Fund are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	3.00%	3.09%
$50,000 to $99,999	2.75%	2.83%
$100,000 but less than $250,000	2.25%	2.30%
$250,000 but less than $1,000,000	1.25%	1.27%
$1,000,000 or greater	None*	None*

*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

The current sales charge rates for Guggenheim Limited Duration Fund are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	2.25%	2.30%
$100,000 to $249,999	1.25%	1.27%
$250,000 or greater	None*	None*

*
For investments of $250,000 or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

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You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts, including eligibility requirements for sales charge waivers or discounts that may be available to you.
HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

•
Rights of Accumulation—To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•
Letters of Intent—Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13- month period, the Funds’ Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.

•
Reinstatement Privilege—If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal initial sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the initial sales charge. You must notify the Funds that you intend to exercise the reinstatement privilege in writing. The Funds are generally required to receive your purchase order within 90 days of your redemption.

SALES CHARGE WAIVERS
Class A shares of the Funds may be purchased at NAV by the following individuals:

•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;

•	Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;

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•	Retirement plans/retirement plan platforms that have assets of at least $1 million or at least 25 eligible employees;

•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds.

•	A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;

•
A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed;

•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the initial sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A hereto; and

•
Existing shareholders of Class A shares of the Guggenheim Macro Opportunities Fund who held H-Class shares of the Flexible Strategies Fund prior to its reorganization with and into the Guggenheim Macro Opportunities Fund.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to an initial sales charge (sometimes called a NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:

•	Class A shares purchased by reinvesting dividends and distributions.

•	When exchanging Class A shares of one Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust.
CLASS C SHARES
Class C shares are sold at NAV, without any initial sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more for each Fund other than Guggenheim Limited Duration Fund and Guggenheim Ultra Short Duration Fund and purchased in amounts of $250,000 or more for Guggenheim Limited Duration Fund) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed. Generally, no CDSC is imposed upon redemption of Class A shares of Guggenheim Ultra Short Duration Fund except as described below in "Exchanging Fund Shares—Exchange Procedures."

WAIVER OF CDSC
With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

•	An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;

103 | PROSPECTUS

•	Following the death or disability of the shareholder;

•	For the redemption of the first 10% of shares sold within 12 months of purchase;

•	In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Code; or

•	In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Code for:

•	Returns of excess contributions to the plan;

•	Retirement of a participant in the plan;

•	A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);

•	Financial hardship (as defined in regulations under the Code) of a participant in a plan;

•	Termination of employment of a participant in a plan; or

•	Any other permissible withdrawal under the terms of the plan.

In addition, the CDSC applicable to Class A or Class C shares will be waived for shares converted to Institutional Class shares through traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for each of Class A, Class C and Institutional Class shares of each Fund is listed in each Fund’s “Fund Summary.” Class P shares of the Fund do not have a minimum initial or subsequent investment amount. Please contact your financial intermediary for more information about purchasing Class P shares, including the intermediary's applicable policies and procedures.
Purchases of Class C shares of each Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of each Fund.
Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds are generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest cost-in-first-out ("HIFO"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
Class A, Class C and Institutional Class
For purchases of Class A, Class C or Institutional Class shares, the Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase

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proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

105 | PROSPECTUS

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase

•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

Class P
For purchases of Class P shares, you will submit purchase orders through your financial intermediary.  Class P shares cannot be purchased directly through the Transfer Agent. Guggenheim Investments does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.

CANCELED PURCHASE ORDERS (Class A, Class C and Institutional Class Only)
For purchases of Class A, Class C or Institutional Class shares, Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.

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If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Each Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
Class A, Class C and Institutional Class
For redemptions of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.
If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

107 | PROSPECTUS

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of each Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.
Class P
For redemptions of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. For shares of each class other than Class P shares, all requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS

The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

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MEDALLION SIGNATURE GUARANTEES (Class A, Class C and Institutional Class Only)
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
REDEMPTION CHARGE (Guggenheim High Yield Fund)
The Guggenheim High Yield Fund is intended for long-term investors. Investors who engage in frequent, short-term trading in the Fund’s shares can disrupt the Fund’s investment program. Accordingly, the Fund imposes a 2% charge on redemptions (including exchanges) of Class A, Class C, Institutional class, and Class P shares of the Fund that have been held for 90 days or less. This charge is paid to the Fund to protect the Fund’s long-term shareholders.
The redemption charge does not apply to: (1) shares purchased with reinvested dividends or distributions; (2) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption charge to underlying shareholders; (3) redemptions resulting from certain transfers upon the death of a shareholder; (4) redemptions by certain pension plans as required by law or by regulatory authorities; (5) automated systematic redemptions; (6) retirement loans and withdrawals; (7) redemptions in accounts participating in certain fee based programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and (8) transactions by certain qualified fund of funds. The Fund reserves the right to waive the redemption charge in its discretion.
UNCASHED CHECK POLICY (Class A, Class C and Institutional Class Only)
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.

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EXCHANGE PROCEDURES
Class A, Class C and Institutional Class
For exchanges of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
Class A shares of the Guggenheim Ultra Short Duration Fund are not subject to an initial sales charge or contingent deferred sales charge. However, Class A shares of the Guggenheim Ultra Short Duration Fund may be subject to a contingent deferred sales charge upon redemption if you acquire your Class A shares of the Guggenheim Ultra Short Duration Fund by exchanging Class A shares of another fund in the Family of Funds that were subject to a contingent deferred sales charge. The Guggenheim Ultra Short Duration Fund will use the date of the first share purchase to determine whether you must pay a contingent deferred sales charge when you redeem your Class A shares of the Guggenheim Ultra Short Duration Fund acquired in the exchange.
Class P
For exchanges of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DOLLAR-COST AVERAGING (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C and Institutional Class shares may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your Class A, Class C and/or Institutional Class account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET (Class A, Class C and Institutional Class Only)
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

STATEMENTS AND CONFIRMATIONS (Class A, Class C and Institutional Class Only)
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).

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Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES (Class A, Class C and Institutional Class Only)
eDelivery offers shareholders of Class A, Class C and Institutional Class shares the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776 (Class A, Class C and Institutional Class Only)
If you are a shareholder of Class A, Class C or Institutional Class shares, you may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES (Class A, Class C and Institutional Class Only)
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES (Class A, Class C and Institutional Class Only)
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING

All Funds Other than Guggenheim Ultra Short Duration Fund
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading

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into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds’ policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds. The Guggenheim High Yield Fund has a stricter policy. The Guggenheim High Yield Fund imposes a redemption fee equal to two percent of the value of the redemptions of Class A, Class C, Institutional Class, and Class P shares held for 90 days or less.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.
In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be canceled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
Guggenheim Ultra Short Duration Fund Only
The Guggenheim Ultra Short Duration Fund is intended to be used by investors as a short-term investment or for cash management purposes. The Guggenheim Ultra Short Duration Fund believes that frequent or short-term trading in the Guggenheim Ultra Short Duration Fund's shares will not have a material adverse effect on the Guggenheim Ultra Short Duration Fund or its shareholders. Accordingly, the Board has not adopted policies or procedures to monitor or prevent frequent or short-term trading, although it reserves the right to adopt such a policy in the future if it determines that such policy is necessary or appropriate for the protection of shareholders. It is possible, however, that under certain market conditions, such frequent or short-term trading or certain sized trades or other trading practices could have material adverse consequences for the Guggenheim Ultra Short Duration Fund or its shareholders, particularly long-term shareholders. The Guggenheim Ultra Short Duration Fund reserves the right to refuse any purchase or exchange request for any reason.
RIGHTS RESERVED BY THE FUNDS
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Managers (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time — generally, three or five years — Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution and Shareholder Services

CLASS A AND CLASS P SHARES
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class A and Class P shares that allows the Funds to pay distribution fees under the Distribution Plan to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of the applicable share class. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
CLASS C SHARES
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the average daily net assets of the Fund's Class C shares. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO DEALERS
Each Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Funds. The level of payments made to dealers will generally vary, but may be significant. The Investment Managers determine the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Managers periodically determine the advisability of continuing these payments. The Investment Managers may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Shareholder Services

SUB-TRANSFER AGENCY SERVICES
The Distributor or Trust may enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed in all or in part by the Funds, may be substantial and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Funds’ operating expenses and reduce their investment performance.
SYSTEMATIC WITHDRAWAL PLAN (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C or Institutional Class shares who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
EXCHANGE PRIVILEGE
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Funds’ Distributor.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or initial sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.

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The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder of Class A, Class C or Institutional Class shares may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either an Investment Manager or the Funds upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
If your investment in Class A or Class C shares of a Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of a Fund prior to the exchange of the shares for Money Market Class Shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of a Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.

Dividends and Taxes

The Funds declare dividends from their investment income daily. Each Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Guggenheim Municipal Income Fund—The Fund intends to qualify to pay exempt-interest dividends that are generally not subject to federal tax. However, such dividends are generally subject to applicable state and local taxes. A portion of such exempt-interest dividends may also be included in determining the amount of alternative minimum tax for those taxpayers subject to such tax.
The amount of exempt-interest dividends payable by the Fund will generally be equal to the amount of gross federally tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements. Income and gains from derivatives will generally be taxable. Payments made by the Fund with respect to swap contracts will offset tax-exempt and taxable income proportionally, potentially decreasing the amount of net tax exempt income available for distributions.
Fund dividends and distributions that are not reported as exempt-interest dividends, are generally taxable to you regardless whether you reinvest your dividends or distributions or take them in cash. Any distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.

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An investment in the Fund is generally not appropriate for tax-deferred retirement accounts since they do not benefit from the exemption of tax in exempt-interest dividends, and distributions from such accounts are generally taxed as ordinary income
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
All Other Funds—Fund dividends and distributions are taxable to shareholders whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Based on the investment strategies of the Funds, the Funds are not expected to derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
Your share of interest earned by a Fund from bonds and other debt securities generally will be taxed at ordinary income rates. A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
Guggenheim Municipal Income Fund—You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any exempt-interest dividends or long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
All Other Funds—You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any

PROSPECTUS | 114

long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN TAXES
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.
COST BASIS
A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Funds will permit shareholders of Class A, Class C and Institutional Class shares to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder of Class A, Class C and Institutional Class shares (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Shareholders of Class P shares should contact the financial intermediary through whom Fund shares were purchased for more information with respect to reporting of cost basis and available elections for their account.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
•Taking the current market value of its total assets;

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•Subtracting any liabilities; and
•Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, each Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued under the Funds' valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
The Macro Opportunities Fund may invest a portion of its total assets in shares of the Subsidiary. Every business day, the Subsidiary will offer to redeem all or a portion of its shares at the current NAV. The value of the Subsidiary's investments will affect the value of the Subsidiary's shares. The Subsidiary prices its investments by the same valuation method described above and as set forth in the Fund's valuation procedures.
More information about the valuation of the Funds’ holdings can be found in the SAI and the Funds' shareholder reports.

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General Information

SHAREHOLDER INQUIRIES
Shareholders of Class A, Class C, and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
Shareholders of Class P shares who have questions concerning their account or wish to obtain additional information should contact the broker/dealer or other financial intermediary through whom Fund shares were purchased (or are held).
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders.  The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required.  Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with an Investment Manager or other parties who provide services to the Funds.

Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus.  You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary.  For more information, please contact your financial intermediary, visit the Funds' website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in the Funds’ 2018 Annual Reports. The 2018 Annual Reports are available upon request and are incorporated by reference in the SAI.
Effective January 28, 2014, the Funds (other than the Guggenheim Ultra Short Duration Fund), which were series of Security Income Fund, a Kansas Corporation, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware statutory trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

Effective November 30, 2018, Guggenheim Strategy Fund I, previously a series of Guggenheim Strategy Funds Trust (the “Predecessor Fund”), which also was an investment company registered under the Investment Company Act of 1940, reorganized with and into the Guggenheim Ultra Short Duration Fund, which has adopted the Predecessor Fund’s performance, financial and other historical information. Accordingly, the performance information shown below for Institutional Class shares of the Guggenheim Ultra Short Duration Fund reflects the performance of the Predecessor Fund and not of the Guggenheim Ultra Short Duration Fund, however, the Predecessor Fund’s policies, guidelines and investment objective were the same as the Guggenheim Ultra Short Duration Fund’s in all material respects. Because Class A and Class P shares of the Guggenheim Ultra Short Duration Fund did not commence operations prior to the end of the most recently completed fiscal year, no information for Class A or Class P shares is shown. The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Predecessor Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements and related notes, are included in the Predecessor Fund’s 2018 Annual Report. The 2018 Annual Report is available upon request and is incorporated by reference in the SAI.

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Financial Highlights

Guggenheim Floating Rate Strategies Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.01	$25.92	$25.88	$26.52	$26.62
Income (loss) from investment operations:
Net investment income (loss)[a]	1.04	.93	.99	1.04	1.10
Net gain (loss) on investments (realized and unrealized)	(.07)	.10	.12	(.42)	.05
Total from investment operations	.97	1.03	1.11	.62	1.15
Less distributions from:
Net investment income	(1.06)	(.94)	(1.07)	(1.18)	(1.20)
Net realized gains	—	—	—	(.08)	(.05)
Total distributions	(1.06)	(.94)	(1.07)	(1.26)	(1.25)
Net asset value, end of period	$25.92	$26.01	$25.92	$25.88	$26.52

Total Return[e]	3.80%	4.03%	4.47%	2.36%	4.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$431,562	$534,911	$452,611	$400,270	$365,207
Ratios to average net assets:
Net investment income (loss)	4.02%	3.58%	3.88%	3.97%	4.10%
Total expenses[b]	1.15%	1.13%	1.20%	1.19%	1.18%
Net expenses[c,f,g]	1.03%	1.04%	1.03%	1.03%	1.04%
Portfolio turnover rate	33%	44%	35%	44%	58%

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Financial Highlights (continued)

Guggenheim Floating Rate Strategies Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.00	$25.91	$25.87	$26.51	$26.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.85	.74	.80	.85	.90
Net gain (loss) on investments (realized and unrealized)	(.07)	.10	.12	(.43)	.06
Total from investment operations	.78	.84	.92	.42	.96
Less distributions from:
Net investment income	(.87)	(.75)	(.88)	(.98)	(1.00)
Net realized gains	—	—	—	(.08)	(.05)
Total distributions	(.87)	(.75)	(.88)	(1.06)	(1.05)
Net asset value, end of period	$25.91	$26.00	$25.91	$25.87	$26.51

Total Return[e]	3.03%	3.26%	3.68%	1.63%	3.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,906	$204,008	$197,296	$145,808	$132,370
Ratios to average net assets:
Net investment income (loss)	3.29%	2.83%	3.13%	3.23%	3.35%
Total expenses[b]	1.87%	1.83%	1.93%	1.91%	1.89%
Net expenses[c,f,g]	1.78%	1.79%	1.78%	1.78%	1.79%
Portfolio turnover rate	33%	44%	35%	44%	58%

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Financial Highlights (continued)

Guggenheim Floating Rate Strategies Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$26.02	$25.93	$25.89	$26.37
Income (loss) from investment operations:
Net investment income (loss)[a]	1.05	.94	.99	.40
Net gain (loss) on investments (realized and unrealized)	(.08)	.09	.12	(.46)
Total from investment operations	.97	1.03	1.11	(.06)
Less distributions from:
Net investment income	(1.06)	(.94)	(1.07)	(.42)
Total distributions	(1.06)	(.94)	(1.07)	(.42)
Net asset value, end of period	$25.93	$26.02	$25.93	$25.89

Total Return	3.80%	4.03%	4.46%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$385,306	$360,829	$124,974	$20,536
Ratios to average net assets:
Net investment income (loss)	4.05%	3.59%	3.86%	3.68%
Total expenses[b]	1.15%	1.16%	1.06%	1.04%
Net expenses[c,f,g]	1.03%	1.03%	1.03%	1.02%
Portfolio turnover rate	33%	44%	35%	44%

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Financial Highlights (concluded)

Guggenheim Floating Rate Strategies Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.03	$25.94	$25.90	$26.54	$26.64
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	1.00	1.05	1.10	1.16
Net gain (loss) on investments (realized and unrealized)	(.07)	.10	.12	(.42)	.06
Total from investment operations	1.04	1.10	1.17	.68	1.22
Less distributions from:
Net investment income	(1.12)	(1.01)	(1.13)	(1.24)	(1.27)
Net realized gains	—	—	—	(.08)	(.05)
Total distributions	(1.12)	(1.01)	(1.13)	(1.32)	(1.32)
Net asset value, end of period	$25.95	$26.03	$25.94	$25.90	$26.54

Total Return	4.08%	4.28%	4.71%	2.59%	4.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,227,970	$2,590,393	$1,643,932	$1,231,352	$753,476
Ratios to average net assets:
Net investment income (loss)	4.28%	3.83%	4.11%	4.18%	4.32%
Total expenses[b]	0.84%	0.82%	0.87%	0.85%	0.87%
Net expenses[c,f,g]	0.79%	0.79%	0.79%	0.79%	0.80%
Portfolio turnover rate	33%	44%	35%	44%	58%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[e]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.02%	1.02%	1.02%	1.02%	1.02%
C-Class	1.77%	1.77%	1.77%	1.77%	1.77%
P-Class	1.02%	1.02%	1.02%	1.01%	N/A
Institutional Class	0.78%	0.78%	0.78%	0.78%	0.78%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/18	09/30/17
A-Class	—	—
C-Class	0.01%	—
P-Class	—	—
Institutional Class	—	0.01%

PROSPECTUS | 122

Financial Highlights

Guggenheim High Yield Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.50	$11.16	$10.79	$12.02	$11.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.64	.67	.69	.72
Net gain (loss) on investments (realized and unrealized)	(.46)	.35	.41	(.97)	.27
Total from investment operations	.22	.99	1.08	(.28)	.99
Less distributions from:
Net investment income	(.68)	(.65)	(.72)	(.74)	(.83)
Net realized gains	—	—	—	(.22)	—
Total distributions	(.68)	(.65)	(.72)	(.96)	(.83)
Redemption fees collected	—[g]	—[g]	.01	.01	.01
Net asset value, end of period	$11.04	$11.50	$11.16	$10.79	$12.02

Total Return[b]	2.00%	9.11%	10.71%	(2.40%)	9.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,028	$126,097	$87,045	$73,236	$82,854
Ratios to average net assets:
Net investment income (loss)	6.05%	5.63%	6.32%	6.01%	5.91%
Total expenses[c]	1.35%	1.31%	1.25%	1.27%	1.32%
Net expenses[d,h,i]	1.33%	1.29%	1.23%	1.20%	1.26%
Portfolio turnover rate	61%	62%	55%	72%	97%

123 | PROSPECTUS

Financial Highlights (continued)

Guggenheim High Yield Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.60	$11.26	$10.88	$12.12	$11.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.56	.60	.61	.63
Net gain (loss) on investments (realized and unrealized)	(.46)	.35	.41	(.98)	.27
Total from investment operations	.14	.91	1.01	(.37)	.90
Less distributions from:
Net investment income	(.60)	(.57)	(.64)	(.66)	(.74)
Net realized gains	—	—	—	(.22)	—
Total distributions	(.60)	(.57)	(.64)	(.88)	(.74)
Redemption fees collected	—[g]	—[g]	.01	.01	.01
Net asset value, end of period	$11.14	$11.60	$11.26	$10.88	$12.12

Total Return[b]	1.27%	8.38%	9.81%	(3.14%)	8.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,350	$30,461	$26,941	$13,671	$14,674
Ratios to average net assets:
Net investment income (loss)	5.31%	4.92%	5.52%	5.25%	5.14%
Total expenses[c]	2.11%	2.05%	2.01%	2.01%	2.09%
Net expenses[d,h,i]	2.09%	2.03%	1.98%	1.95%	2.01%
Portfolio turnover rate	61%	62%	55%	72%	97%

PROSPECTUS | 124

Financial Highlights (continued)

Guggenheim High Yield Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$11.51	$11.17	$10.80	$11.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.64	.67	.27
Net gain (loss) on investments (realized and unrealized)	(.46)	.37	.42	(.73)
Total from investment operations	.22	1.01	1.09	(.46)
Less distributions from:	(.68)	(.67)	(.72)	(.27)
Net investment income	(.68)	(.67)	(.72)	(.27)
Total distributions	—[g]	—[g]	—[g]	—[g]
Net asset value, end of period	$11.05	$11.51	$11.17	$10.80

Total Return	1.95%	9.24%	10.74%	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,124	$16,883	$3,178	$10
Ratios to average net assets:
Net investment income (loss)	6.00%	5.58%	6.20%	5.76%
Total expenses[c]	1.45%	1.29%	1.17%	3.36%
Net expenses[d,h,i]	1.39%	1.22%	1.17%	1.19%
Portfolio turnover rate	61%	62%	55%	72%

125 | PROSPECTUS

Financial Highlights (concluded)

Guggenheim High Yield Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$9.38	$9.11	$8.81	$9.87	$9.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.56	.58	.58	.61
Net gain (loss) on investments (realized and unrealized)	(.38)	.28	.34	(.79)	.23
Total from investment operations	.20	.84	.92	(.21)	.84
Less distributions from:
Net investment income	(.57)	(.57)	(.62)	(.64)	(.72)
Net realized gains	—	—	—	(.22)	—
Total distributions	(.57)	(.57)	(.62)	(.86)	(.72)
Redemption fees collected	—[g]	—[g]	—[g]	.01	.01
Net asset value, end of period	$9.01	$9.38	$9.11	$8.81	$9.87

Total Return	2.27%	9.56%	10.95%	(2.21%)	9.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,945	$194,280	$141,833	$75,167	$36,880
Ratios to average net assets:
Net investment income (loss)	6.28%	6.00%	6.58%	6.21%	6.12%
Total expenses[c]	1.14%	0.94%	0.95%	0.94%	1.01%
Net expenses[d,h,i]	1.11%	0.93%	0.94%	0.94%	1.01%
Portfolio turnover rate	61%	62%	55%	72%	97%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers.

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[f]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[g]	Redemption fees collected are less than $0.01 per share.

[h]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.09%
C-Class	—	0.06%
P-Class	0.03%	0.00%*
Institutional Class	—	—
* Less than 0.01%.

[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

PROSPECTUS | 126

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.10%	1.15%	1.16%	1.16%	1.16%
C-Class	1.86%	1.89%	1.91%	1.91%	1.91%
P-Class	1.16%	1.08%	1.09%	1.16%	—
Institutional Class	0.88%	0.79%	0.87%	0.91%	0.91%

127 | PROSPECTUS

Financial Highlights

Guggenheim Investment Grade Bond Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.55	$18.55	$18.10	$18.50	$17.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.59	.64	.69	.65
Net gain (loss) on investments (realized and unrealized)	(.22)	.02	.50	(.30)	.83
Total from investment operations	.27	.61	1.14	.39	1.48
Less distributions from:
Net investment income	(.49)	(.61)	(.69)	(.79)	(.79)
Total distributions	(.49)	(.61)	(.69)	(.79)	(.79)
Net asset value, end of period	$18.33	$18.55	$18.55	$18.10	$18.50

Total Return[b]	1.46%	3.39%	6.50%	2.12%	8.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,066	$170,624	$158,932	$115,019	$99,565
Ratios to average net assets:
Net investment income (loss)	2.64%	3.19%	3.55%	3.72%	3.55%
Total expenses[c]	0.93%	1.07%	1.08%	1.17%	1.19%
Net expenses[d,e,g]	0.83%	1.02%	1.03%	1.07%	1.05%
Portfolio turnover rate	53%	81%	100%	57%	61%

PROSPECTUS | 128

Financial Highlights (continued)

Guggenheim Investment Grade Bond Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.47	$18.48	$18.02	$18.42	$17.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.45	.51	.55	.51
Net gain (loss) on investments (realized and unrealized)	(.22)	.02	.51	(.30)	.83
Total from investment operations	.13	.47	1.02	.25	1.34
Less distributions from:
Net investment income	(.35)	(.48)	(.56)	(.65)	(.65)
Total distributions	(.35)	(.48)	(.56)	(.65)	(.65)
Net asset value, end of period	$18.25	$18.47	$18.48	$18.02	$18.42

Total Return[b]	0.71%	2.59%	5.78%	1.36%	7.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,799	$28,083	$36,040	$24,111	$20,673
Ratios to average net assets:
Net investment income (loss)	1.92%	2.47%	2.81%	3.00%	2.80%
Total expenses[c]	1.75%	1.85%	1.90%	1.99%	1.99%
Net expensesd, e. g	1.57%	1.77%	1.77%	1.82%	1.80%
Portfolio turnover rate	53%	81%	100%	57%	61%
129 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Investment Grade Bond Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$18.56	$18.57	$18.12	$18.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.56	.59	.25
Net gain (loss) on investments (realized and unrealized)	(.21)	.05	.55	(.26)
Total from investment operations	.27	.61	1.14	(.01)
Less distributions from:
Net investment income	(.49)	(.62)	(.69)	(.32)
Total distributions	(.49)	(.62)	(.69)	(.32)
Net asset value, end of period	$18.34	$18.56	$18.57	$18.12

Total Return	1.45%	3.33%	6.51%	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,263	$17,303	$3,087	$10
Ratios to average net assets:
Net investment income (loss)	2.61%	3.06%	3.25%	3.25%
Total expenses[c]	0.94%	1.13%	0.98%	3.29%
Net expenses[d,e,g]	0.80%	1.01%	0.98%	1.09%
Portfolio turnover rate	53%	81%	100%	57%

PROSPECTUS | 130

Financial Highlights (concluded)

Guggenheim Investment Grade Bond Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.52	$18.53	$18.07	$18.47	$17.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.64	.62	.74	.68
Net gain (loss) on investments (realized and unrealized)	(.22)	.02	.58	(.31)	.83
Total from investment operations	.32	.66	1.20	.43	1.51
Less distributions from:
Net investment income	(.54)	(.67)	(.74)	(.83)	(.84)
Total distributions	(.54)	(.67)	(.74)	(.83)	(.84)
Net asset value, end of period	$18.30	$18.52	$18.53	$18.07	$18.47

Total Return	1.75%	3.67%	6.83%	2.37%	8.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380,974	$142,014	$83,168	$6,910	$5,909
Ratios to average net assets:
Net investment income (loss)	2.92%	3.51%	3.41%	4.01%	3.72%
Total expenses[c]	0.60%	0.74%	0.76%	0.94%	0.88%
Net expenses[d,e,g]	0.52%	0.70%	0.76%	0.82%	0.78%
Portfolio turnover rate	53%	81%	100%	57%	61%
a Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b Total return does not reflect the impact of any applicable sales charges.
c Does not include expenses of the underlying funds in which the Fund invests.
d Net expense information reflects the expense ratios after expense waivers.
e The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/18	09/30/17
A-Class	0.00%*	0.05%
C-Class	0.00%*	0.03%
P-Class	0.00%*	0.01%
Institutional Class	0.00%*	0.02%
* Less than 0.01%.
f Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
g Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.82%	1.00%	1.00%	1.00%	1.00%
C-Class	1.57%	1.75%	1.74%	1.75%	1.75%
P-Class	0.80%	0.99%	0.97%	1.00%	N/A
Institutional Class	0.52%	0.68%	0.75%	0.75%	0.75%

131 | PROSPECTUS

Financial Highlights

Guggenheim Limited Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.86	$24.71	$24.65	$24.97	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.53	.67	.69	.52
Net gain (loss) on investments (realized and unrealized)	(.09)	.20	.08	(.16)	(.08)
Total from investment operations	.42	.73	.75	.53	.44
Less distributions from:
Net investment income	(.57)	(.58)	(.69)	(.84)	(.47)
Net realized gains	(.01)	—[c]	—	(.01)	—
Total distributions	(.58)	(.58)	(.69)	(.85)	(.47)
Net asset value, end of period	$24.70	$24.86	$24.71	$24.65	$24.97

Total Return[d]	1.69%	2.95%	3.16%	2.15%	1.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$627,570	$509,410	$215,856	$117,628	$17,035
Ratios to average net assets:
Net investment income (loss)	2.07%	2.14%	2.73%	2.79%	2.67%
Total expenses[e]	0.81%	0.86%	0.93%	0.99%	1.14%
Net expensee[f,g,i]	0.75%	0.81%	0.84%	0.87%	0.83%
Portfolio turnover rate	45%	55%	39%	26%	40%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.84	$24.70	$24.63	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.35	.48	.49	.38
Net gain (loss) on investments (realized and unrealized)	(.10)	.18	.10	(.16)	(.09)
Total from investment operations	.23	.53	.58	.33	.29
Less distributions from:
Net investment income	(.38)	(.39)	(.51)	(.65)	(.33)
Net realized gains	(.01)	—[c]	—	(.01)	—
Total distributions	(.39)	(.39)	(.51)	(.66)	(.33)
Net asset value, end of period	$24.68	$24.84	$24.70	$24.63	$24.96

Total Return[d]	0.94%	2.18%	2.39%	1.37%	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,981	$50,743	$26,802	$10,323	$643
Ratios to average net assets:
Net investment income (loss)	1.34%	1.41%	1.98%	1.96%	1.93%
Total expenses[e]	1.59%	1.65%	1.73%	1.76%	2.14%
Net expenses[f,g,i]	1.51%	1.56%	1.58%	1.62%	1.56%
Portfolio turnover rate	45%	55%	39%	26%	40%

PROSPECTUS | 132

Financial Highlights (continued)

Guggenheim Limited Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$24.86	$24.72	$24.65	$24.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.52	.47	.68	.25
Net gain (loss) on investments (realized and unrealized)	(.10)	.24	.08	(.17)
Total from investment operations	.42	.71	.76	.08
Less distributions from:
Net investment income	(.57)	(.57)	(.69)	(.29)
Net realized gains	(.01)	—[c]	—	—
Total distributions	(.58)	(.57)	(.69)	(.29)
Net asset value, end of period	$24.70	$24.86	$24.72	$24.65

Total Return	1.69%	2.93%	3.17%	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$189,965	$92,503	$1,646	$2,736
Ratios to average net assets:
Net investment income (loss)	2.12%	1.89%	2.76%	2.39%
Total expenses[e]	0.87%	0.92%	0.94%	0.94%
Net expenses[f,g,i]	0.75%	0.81%	0.84%	0.88%
Portfolio turnover rate	45%	55%	39%	26%

133 | PROSPECTUS

Financial Highlights (concluded)

Guggenheim Limited Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.85	$24.71	$24.64	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	.59	.73	.78	.57
Net gain (loss) on investments (realized and unrealized)	(.11)	.19	.09	(.19)	(.08)
Total from investment operations	.47	.78	.82	.59	.49
Less distributions from:
Net investment income	(.62)	(.64)	(.75)	(.90)	(.53)
Net realized gains	(.01)	—[c]	—	(.01)	—
Total distributions	(.63)	(.64)	(.75)	(.91)	(.53)
Net asset value, end of period	$24.69	$24.85	$24.71	$24.64	$24.96

Total Return	1.95%	3.21%	3.43%	2.41%	1.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,629,316	$1,637,509	$476,591	$176,322	$69,150
Ratios to average net assets:
Net investment income (loss)	2.35%	2.36%	2.97%	3.14%	2.90%
Total expenses[e]	0.56%	0.61%	0.67%	0.73%	0.96%
Net expenses[f,g,i]	0.50%	0.56%	0.58%	0.62%	0.57%
Portfolio turnover rate	45%	55%	39%	26%	40%

[a]	Since commencement of operations: December 16, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Distributions from realized gains are less than $0.01 per share.

[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[e]	Does not include expenses of the underlying funds in which the Fund invests.

[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/18	09/30/17
A-Class	—	—
C-Class	—	0.00%*
P-Class	—	0.00%*
Institutional Class	—	—
* Less than 0.01%.

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
i Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.75%	0.79%	0.80%	0.80%	0.79%
C-Class	1.50%	1.54%	1.55%	1.55%	1.52%
P-Class	0.75%	0.79%	0.80%	0.80%	N/A
Institutional Class	0.50%	0.54%	0.55%	0.55%	0.54%

PROSPECTUS | 134

Financial Highlights

Guggenheim Macro Opportunities Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018[g]	Year Ended September 30, 2017[g]	Year Ended September 30, 2016[g]	Year Ended September 30, 2015[g]	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.67	$26.01	$26.07	$26.81	$26.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.95	1.16	.98	1.10
Net gain (loss) on investments (realized and unrealized)	(.08)	.68	.21	(.55)	.69
Total from investment operations	.64	1.63	1.37	.43	1.79
Less distributions from:
Net investment income	(.78)	(.97)	(1.43)	(1.17)	(1.27)
Return of capital	—	—	—	—	(.02)
Total distributions	(.78)	(.97)	(1.43)	(1.17)	(1.29)
Net asset value, end of period	$26.53	$26.67	$26.01	$26.07	$26.81

Total Return[b]	2.42%	6.33%	5.57%	1.59%	6.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$714,630	$893,104	$727,602	$844,523	$357,765
Ratios to average net assets:
Net investment income (loss)	2.72%	3.58%	4.59%	3.67%	4.08%
Total expenses[c]	1.43%	1.42%	1.65%	1.52%	1.51%
Net expenses[d,e,f]	1.33%	1.27%	1.46%	1.38%	1.36%
Portfolio turnover rate	66%	61%	61%	40%	54%

C-Class	Year Ended September 30, 2018[g]	Year Ended September 30, 2017[g]	Year Ended September 30, 2016[g]	Year Ended September 30, 2015[g]	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.65	$25.99	$26.05	$26.79	$26.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.75	.98	.78	.90
Net gain (loss) on investments (realized and unrealized)	(.08)	.68	.20	(.55)	.69
Total from investment operations	.45	1.43	1.18	.23	1.59
Less distributions from:
Net investment income	(.58)	(.77)	(1.24)	(.97)	(1.07)
Return of capital	—	—	—	—	(.02)
Total distributions	(.58)	(.77)	(1.24)	(.97)	(1.09)
Net asset value, end of period	$26.52	$26.65	$25.99	$26.05	$26.79

Total Return[b]	1.69%	5.55%	4.79%	0.84%	6.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$433,121	$434,634	$337,075	$374,633	$248,359
Ratios to average net assets:
Net investment income (loss)	1.98%	2.83%	3.87%	2.90%	3.34%
Total expenses[c]	2.18%	2.14%	2.36%	2.24%	2.22%
Net expenses[d,e,f]	2.09%	2.03%	2.20%	2.13%	2.10%
Portfolio turnover rate	66%	61%	61%	40%	54%

135 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Macro Opportunities Fund

P-Class	Year Ended September 30, 2018[g]	Year Ended September 30, 2017[g]	Year Ended September 30, 2016[g]	Period Ended September 30, 2015[g,h]
Per Share Data
Net asset value, beginning of period	$26.68	$26.02	$26.07	$26.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.92	1.20	.37
Net gain (loss) on investments (realized and unrealized)	(.09)	.71	.21	(.62)
Total from investment operations	.64	1.63	1.41	(.25)
Less distributions from:
Net investment income	(.78)	(.97)	(1.46)	(.46)
Total distributions	(.78)	(.97)	(1.46)	(.46)
Net asset value, end of period	$26.54	$26.68	$26.02	$26.07

Total Return	2.42%	6.33%	5.74%	(0.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160,578	$188,980	$63,665	$63,819
Ratios to average net assets:
Net investment income (loss)	2.73%	3.48%	4.73%	3.36%
Total expenses[c]	1.46%	1.44%	1.49%	1.43%
Net expenses[d,e,f]	1.33%	1.26%	1.33%	1.30%
Portfolio turnover rate	66%	61%	61%	40%

PROSPECTUS | 136

Financial Highlights (concluded)

Guggenheim Macro Opportunities Fund

Institutional Class	Year Ended September 30, 2018[g]	Year Ended September 30, 2017[g]	Year Ended September 30, 2016[g]	Year Ended September 30, 2015[g]	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.71	$26.04	$26.10	$26.84	$26.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.84	1.02	1.26	1.06	1.18
Net gain (loss) on investments (realized and unrealized)	(.09)	.71	.21	(.54)	.70
Total from investment operations	.75	1.73	1.47	.52	1.88
Less distributions from:
Net investment income	(.89)	(1.06)	(1.53)	(1.26)	(1.36)
Return of captial	—	—	—	—	(.02)
Total distributions	(.89)	(1.06)	(1.53)	(1.26)	(1.38)
Net asset value, end of period	$26.57	$26.71	$26.04	$26.10	$26.84

Total Return	2.83%	6.73%	5.97%	1.92%	7.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,065,678	$4,591,424	$2,204,079	$2,396,622	$914,366
Ratios to average net assets:
Net investment income (loss)	3.15%	3.86%	4.96%	3.97%	4.37%
Total expenses[c]	1.08%	1.06%	1.29%	1.20%	1.18%
Net expenses[d,e,f]	0.93%	0.91%	1.08%	1.05%	1.02%
Portfolio turnover rate	66%	61%	61%	40%	54%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.04%	0.02%
C-Class	0.11%	0.04%
P-Class	0.04%	0.02%
Institutional Class	—	—

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.31%	1.25%	1.28%	1.30%	1.27%
C-Class	2.06%	2.00%	2.02%	2.05%	2.01%
P-Class	1.31%	1.24%	1.15%	1.21%	N/A
Institutional Class	0.90%	0.88%	0.90%	0.97%	0.94%

[g]	Consolidated.

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

137 | PROSPECTUS

Financial Highlights

Guggenheim Municipal Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.70	$12.86	$12.52	$12.51	$11.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.27	.26	.29	.36
Net gain (loss) on investments (realized and unrealized)	(.24)	(.15)	.34	.01	.92
Total from investment operations	.06	.12	.60	.30	1.28
Less distributions from:
Net investment income	(.30)	(.28)	(.26)	(.29)	(.36)
Total distributions	(.30)	(.28)	(.26)	(.29)	(.36)
Net asset value, end of period	$12.46	$12.70	$12.86	$12.52	$12.51

Total Return[b]	0.44%	0.94%	4.85%	2.39%	11.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,570	$33,515	$41,283	$49,086	$44,090
Ratios to average net assets:
Net investment income (loss)	2.35%	2.19%	2.06%	2.28%	3.00%
Total expenses	1.30%	1.20%	1.18%	1.17%	1.29%
Net expenses[c,e,f]	0.80%	0.82%	0.81%	0.81%	0.83%
Portfolio turnover rate	13%	31%	61%	80%	173%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.69	$12.86	$12.52	$12.50	$11.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.18	.16	.19	.27
Net gain (loss) on investments (realized and unrealized)	(.24)	(.17)	.35	.02	.91
Total from investment operations	(.04)	.01	.51	.21	1.18
Less distributions from:
Net investment income	(.20)	(.18)	(.17)	(.19)	(.27)
Total distributions	(.20)	(.18)	(.17)	(.19)	(.27)
Net asset value, end of period	$12.45	$12.69	$12.86	$12.52	$12.50

Total Return[b]	(0.30%)	0.12%	4.06%	1.71%	10.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,403	$3,768	$5,008	$2,472	$1,082
Ratios to average net assets:
Net investment income (loss)	1.60%	1.44%	1.26%	1.54%	2.24%
Total expenses	2.11%	1.92%	1.89%	1.87%	2.08%
Net expenses[c,e,f]	1.55%	1.57%	1.56%	1.56%	1.58%
Portfolio turnover rate	13%	31%	61%	80%	173%

PROSPECTUS | 138

Financial Highlights (continued)

Guggenheim Municipal Income Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[d]
Per Share Data
Net asset value, beginning of period	$12.70	$12.86	$12.52	$12.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.25	.26	.13
Net gain (loss) on investments (realized and unrealized)	(.23)	(.14)	.34	(.12)
Total from investment operations	.06	.11	.60	.01
Less distributions from:
Net investment income	(.30)	(.27)	(.26)	(.13)
Total distributions	(.30)	(.27)	(.26)	(.13)
Net asset value, end of period	$12.46	$12.70	$12.86	$12.52

Total Return	0.44%	0.89%	4.86%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37	$111	$84	$10
Ratios to average net assets:
Net investment income (loss)	2.32%	2.01%	2.00%	2.46%
Total expenses	1.72%	1.27%	1.21%	3.17%
Net expenses[c,e,f]	0.80%	0.82%	0.79%	0.81%
Portfolio turnover rate	13%	31%	61%	80%

139 | PROSPECTUS

Financial Highlights (concluded)

Guggenheim Municipal Income Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.71	$12.87	$12.53	$12.51	$11.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.30	.29	.32	.39
Net gain (loss) on investments (realized and unrealized)	(.25)	(.15)	.34	.02	.91
Total from investment operations	.08	.15	.63	.34	1.30
Less distributions from:
Net investment income	(.33)	(.31)	(.29)	(.32)	(.39)
Total distributions	(.33)	(.31)	(.29)	(.32)	(.39)
Net asset value, end of period	$12.46	$12.71	$12.87	$12.53	$12.51

Total Return	0.61%	1.19%	5.11%	2.73%	11.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,067	$15,914	$24,126	$8,564	$6,451
Ratios to average net assets:
Net investment income (loss)	2.59%	2.43%	2.24%	2.53%	3.23%
Total expenses	1.09%	0.88%	0.84%	0.89%	0.97%
Net expenses[c,e,f]	0.55%	0.57%	0.56%	0.56%	0.58%
Portfolio turnover rate	13%	31%	61%	80%	173%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	—
C-Class	—	—
P-Class	—	0.04%
Institutional Class	—	—

[d]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.80%	0.80%	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.55%	1.55%	1.54%
P-Class	0.80%	0.80%	0.78%	0.81%	N/A
Institutional Class	0.55%	0.55%	0.55%	0.55%	0.55%

PROSPECTUS | 140

Financial Highlights

Guggenheim Total Return Bond Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$27.05	$27.23	$26.50	$26.94	$26.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.83	.96	.94	1.01
Net gain (loss) on investments (realized and unrealized)	(.37)	.05	.81	(.25)	1.13
Total from investment operations	.35	.88	1.77	.69	2.14
Less distributions from:
Net investment income	(.71)	(.95)	(1.04)	(1.09)	(1.36)
Net realized gains	—	(.11)	—	(.04)	—
Total distributions	(.71)	(1.06)	(1.04)	(1.13)	(1.36)
Net asset value, end of period	$26.69	$27.05	$27.23	$26.50	$26.94

Total Return[f]	1.28%	3.33%	6.88%	2.56%	8.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$589,760	$744,989	$548,223	$435,760	$90,805
Ratios to average net assets:
Net investment income (loss)	2.66%	3.08%	3.63%	3.50%	3.80%
Total expenses[b]	0.93%	1.02%	1.15%	1.10%	1.19%
Net expenses[c,d,g]	0.81%	0.87%	0.97%	0.91%	0.94%
Portfolio turnover rate	48%	72%	86%	74%	52%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$27.05	$27.23	$26.50	$26.94	$26.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.65	.75	.74	.82
Net gain (loss) on investments (realized and unrealized)	(.38)	.03	.82	(.25)	1.12
Total from investment operations	.14	.68	1.57	.49	1.94
Less distributions from:
Net investment income	(.50)	(.75)	(.84)	(.89)	(1.16)
Net realized gains	—	(.11)	—	(.04)	—
Total distributions	(.50)	(.86)	(.84)	(.93)	(1.16)
Net asset value, end of period	$26.69	$27.05	$27.23	$26.50	$26.94

Total Return[f]	0.53%	2.58%	6.08%	1.82%	7.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$265,486	$251,177	$216,255	$89,320	$25,107
Ratios to average net assets:
Net investment income (loss)	1.93%	2.44%	2.82%	2.75%	3.10%
Total expenses[b]	1.62%	1.74%	1.83%	1.80%	1.90%
Net expenses[c,d,g]	1.55%	1.60%	1.69%	1.63%	1.66%
Portfolio turnover rate	48%	72%	86%	74%	52%

141 | PROSPECTUS

Financial Highlights (continued)

Guggenheim Total Return Bond Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$27.04	$27.23	$26.49	$26.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.85	.96	.36
Net gain (loss) on investments (realized and unrealized)	(.36)	.03	.84	(.43)
Total from investment operations	.36	.88	1.80	(.07)
Less distributions from:
Net investment income	(.71)	(.96)	(1.06)	(.42)
Net realized gains	—	(.11)	—	—
Total distributions	(.71)	(1.07)	(1.06)	(.42)
Net asset value, end of period	$26.69	$27.04	$27.23	$26.49

Total Return	1.32%	3.34%	6.97%	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$738,694	$572,644	$161,928	$12,509
Ratios to average net assets:
Net investment income (loss)	2.69%	3.14%	3.58%	3.20%
Total expenses[b]	0.91%	1.03%	0.96%	1.02%
Net expenses[c,d,g]	0.80%	0.86%	0.82%	0.84%
Portfolio turnover rate	48%	72%	86%	74%

PROSPECTUS | 142

Financial Highlights (concluded)

Guggenheim Total Return Bond Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$27.07	$27.26	$26.53	$26.97	$26.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.80	.93	1.05	1.03	1.09
Net gain (loss) on investments (realized and unrealized)	(.37)	.04	.82	(.25)	1.14
Total from investment operations	.43	.97	1.87	.78	2.23
Less distributions from:
Net investment income	(.79)	(1.05)	(1.14)	(1.18)	(1.45)
Net realized gains	—	(.11)	—	(.04)	—
Total distributions	(.79)	(1.16)	(1.14)	(1.22)	(1.45)
Net asset value, end of period	$26.71	$27.07	$27.26	$26.53	$26.97

Total Return	1.59%	3.68%	7.26%	2.91%	8.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,957,902	$6,418,897	$3,024,918	$1,409,171	$270,668
Ratios to average net assets:
Net investment income (loss)	2.99%	3.47%	3.94%	3.83%	4.09%
Total expenses[b]	0.58%	0.68%	0.79%	0.76%	0.81%
Net expenses[c,d,g]	0.50%	0.52%	0.59%	0.57%	0.57%
Portfolio turnover rate	48%	72%	86%	74%	52%
a Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b Does not include expenses of the underlying funds in which the Fund invests.
c Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d The portion of the ratios of total and net expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.00%*	0.01%
C-Class	0.00%*	0.01%
P-Class	0.00%*	0.01%
Institutional Class	0.00%*	—
* Less than 0.01%.
e Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
f Total return does not reflect the impact of any applicable sales charges and has not been annualized.
g Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.80%	0.84%	0.87%	0.84%	0.86%
C-Class	1.55%	1.57%	1.60%	1.56%	1.58%
P-Class	0.80%	0.83%	0.75%	0.75%	—
Institutional Class	0.49%	0.49%	0.49%	0.50%	0.50%

143 | PROSPECTUS

Financial Highlights

Guggenheim Ultra Short Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended September 30, 2018[g]	Year Ended September 30, 2017[g]	Year Ended September 30, 2016[g]	Year Ended September 30, 2015[g]	Period Ended September 30, 2014[a,g]
Per Share Data
Net asset value, beginning of period	$10.04	$9.99	$9.95	$9.96	$9.99
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.17	.14	.11	.04
Net gain (loss) on investments (realized and unrealized)	—	.06	.04	(.01)	—
Total from investment operations	.24	.23	.18	.10	.04
Less distributions from:
Net investment income	(.27)	(.18)	(.14)	(.11)	(.05)
Net realized gains	—[f]	—	—	—	(.02)
Total distributions	(.27)	(.18)	(.14)	(.11)	(.07)
Net asset value, end of period	$10.01	$10.04	$9.99	$9.95	$9.96

Total Return[c]	2.48%	2.24%	1.95%	1.06%	0.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$356,128	$426,592	$407,371	$957,190	$659,541
Ratios to average net assets:
Net investment income (loss)	2.44%	1.73%	1.37%	1.14%	0.82%
Total expenses[d]	0.07%	0.08%	0.07%	0.04%	0.06%
Net expenses[d,e]	0.07%	0.08%	0.07%	0.04%	0.05%
Portfolio turnover rate	74%	65%	66%	46%	34%

[a]	Since commencement of operations: March 11, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any applicable sales charges.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Distributions from realized gains are less than $0.01 per share.

[g]
The per share data has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I.

PROSPECTUS | 144

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Funds, and the Funds’ annual or semi-annual reports are available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

Each Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
• Guggenheim Floating Rate Strategies Fund
• Guggenheim High Yield Fund
• Guggenheim Investment Grade Bond Fund
• Guggenheim Limited Duration Fund
• Guggenheim Macro Opportunities Fund
• Guggenheim Municipal Income Fund
• Guggenheim Total Return Bond Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

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APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary.

In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;

•
Shares purchased through a Merrill Lynch affiliated investment advisory program, or exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account;

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Guggenheim Investments family of funds (the "Guggenheim Funds");

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date;

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus; and

•
Shares purchased from the proceeds of redemptions within the Guggenheim Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;

•	Return of excess contributions from an IRA Account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

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•	Shares acquired through a right of reinstatement;

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only); and

•
Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus;

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Guggenheim Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Guggenheim Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Guggenheim Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley

Shareholders purchasing Class A shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;

•	Shares purchased through a Morgan Stanley self-directed brokerage account;

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains, distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•
Effective August 10, 2018, shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

PROSPECTUS | 147

following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Raymond James

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”) platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund's prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of Accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com

PROSPECTUS | 148

Mutual Funds	|	Fixed-Income	|	1.31.2019

Guggenheim Funds Prospectus
January 31, 2019, as supplemented February 4, 2019
Class R6

Ticker Symbol	Fund Name
Class R6
GIFSX*	Guggenheim Floating Rate Strategies Fund
SHYSX	Guggenheim High Yield Fund
GICRX*	Guggenheim Investment Grade Bond Fund
GIKRX*	Guggenheim Limited Duration Fund
GIOSX*	Guggenheim Macro Opportunities Fund
GIJRX*	Guggenheim Municipal Income Fund
GIBRX	Guggenheim Total Return Bond Fund
GIYRX*	Guggenheim Ultra Short Duration Fund

* Class R6 shares of the Fund are not currently offered for sale.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GISIF-1R6-0219x0120	guggenheiminvestments.com

i | PROSPECTUS

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Guggenheim Floating Rate Strategies Fund

INVESTMENT OBJECTIVE
The Guggenheim Floating Rate Strategies Fund (the "Fund") seeks to provide a high level of current income while maximizing total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.14%
Interest and Other Related Expenses	0.01%
Remaining Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.79%

[1]	Other expenses are based on estimated expenses for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$81
3 Years	$252
5 Years	$439
10 Years	$978

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations (“CLOs”)), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments

1 | PROSPECTUS

into floating rate income payments, and derivative instruments (based on their notional value for purposes of this 80% strategy) that provide exposure (i.e., economic characteristics similar) to floating rate or variable rate loans, obligations or other securities. The loans in which the Fund will invest, generally made by banks and other lending institutions, are made to (or issued by) corporations, partnerships and other business entities. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the London InterBank Offered Rate (“LIBOR”) or the prime rates of large money-center banks. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals.
The Fund invests in other fixed-income instruments of various maturities which may be represented by bonds, debt securities, commercial paper, forwards, derivatives or other similar instruments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), believes provide the potential to deliver a high level of current income. Securities in which the Fund invests also may include corporate bonds, convertible securities (including those that are deemed to be “busted” because they are trading well below their equity conversion value), agency and non-agency mortgage-backed securities, asset-backed securities (including collateralized mortgage-backed securities) and CLOs. The Fund may invest in a variety of investment vehicles, such as closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). The Fund may hold below investment grade securities with no limit. The Fund may hold non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities). The Fund may also invest in securities of real estate investment trusts (“REITs”) and other real estate companies.
The Fund will principally invest in U.S. dollar denominated loans and other securities of U.S. companies, but may also invest in securities of non-U.S. companies, non-U.S. dollar denominated loans and securities (e.g., denominated in Euros, British pounds, Swiss francs or Canadian dollars), including loans and securities of emerging market countries, sovereign debt securities and Eurodollar bonds and obligations. The Investment Manager may attempt to reduce foreign currency exchange rate risk by entering into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”).
The Fund also may seek certain exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Fund also may engage, without limit, in repurchase agreements, forward commitments, short sales and securities lending. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund generally will not invest in securities that are in default at the time of purchase. If a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any

PROSPECTUS | 2

governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

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Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to

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market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.

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Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

PROSPECTUS | 6

Highest Quarter Return Q1 2012 4.61%	Lowest Quarter Return Q4 2018 -3.11%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Inception	1 Year	5 Years	10 Years or Since Inception
Institutional Class	11/30/2011*
Return Before Taxes		-0.08%	3.01%	4.71%
Return After Taxes on Distributions		-1.94%	1.05%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares		-0.03%	1.42%	2.74%
Index
Credit Suisse Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)		1.15%	3.32%	4.60%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and Thomas J. Hauser are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh and Kevin H. Gundersen have managed the Fund since 2011, and Thomas J. Hauser has managed the Fund since 2014.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account

7 | PROSPECTUS

fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 8

Guggenheim High Yield Fund

INVESTMENT OBJECTIVE
The Guggenheim High Yield Fund (the "Fund") seeks high current income. Capital appreciation is a secondary objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None
Redemption Charge (as a percentage of amount redeemed or exchanged)	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Distribution and Service (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.01%
Other Expenses	0.40%
Interest and Other Related Expenses	0.23%
Remaining Other Expenses	0.17%
Total Annual Fund Operating Expenses	1.01%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes), under normal circumstances, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality (also known as “junk bonds”). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. These debt securities may include, without limitation: corporate bonds and notes, convertible securities,

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agency and non-agency mortgage-backed securities and other asset-backed securities (including collateralized debt obligations), participations in and assignments of loans (such as senior floating rate loans, syndicated bank loans, secured or unsecured loans, bridge loans and other loans), floating rate revolving credit facilities (“revolvers”), debtor-in-possession loans (“DIPs”) and other loans, and sovereign debt securities and Eurodollar bonds and obligations. These securities may pay fixed or variable rates of interest. These securities also may be restricted securities, including Rule 144A securities that are eligible for resale to qualified institutional buyers. The Fund also may invest in a variety of investment vehicles, principally, closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Fund invests will primarily be domestic securities, but may also include foreign securities. Such securities may be denominated in foreign currencies. The Fund may also invest in preferred securities.
The Fund also may seek certain exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.
The Fund also may engage, without limit, in repurchase agreements, forward commitments, short sales and securities lending. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which

PROSPECTUS | 10

the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.

11 | PROSPECTUS

Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with

PROSPECTUS | 12

similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

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PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class R6 share calendar year performance for one year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class R6 shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return Q3 2018 1.94%	Lowest Quarter Return Q4 2018 -4.13%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years or Since Inception
Class R6	5/15/2017
Return Before Taxes		-2.89%	0.34%
Return After Taxes on Distributions		-5.54%	-2.31%
Return After Taxes on Distributions and Sale of Fund Shares		-1.67%	-0.83%
Index
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deductions for fees, expenses or taxes)		-2.08%	0.6%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Kevin H. Gundersen, Thomas J. Hauser and Richard de Wet are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd and Kevin

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H. Gundersen have managed the Fund since 2012. Thomas J. Hauser and Richard de Wet have managed the Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

15 | PROSPECTUS

Guggenheim Investment Grade Bond Fund

INVESTMENT OBJECTIVE
The Guggenheim Investment Grade Bond Fund (the "Fund") seeks to provide current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.17%
Total Annual Fund Operating Expenses	0.56%
Fee Waiver (and/or expense reimbursement)[3]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.50%

[1]	Restated to reflect current management fees.

[2]	Other expenses are based on estimated expenses for the current fiscal year.

[3]
Security Investors, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.50%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$51
3 Years	$173
5 Years	$307
10 Years	$696
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

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affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Such fixed-income securities may include corporate bonds and other corporate debt securities, commercial paper, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed securities and other asset-backed securities (such as corporate, consumer and commercial asset-backed securities) including collateralized debt, loan and mortgage obligations, participations in and assignments of loans (such as senior floating rate loans, syndicated bank loans, secured or unsecured loans, bridge loans and other loans), zero-coupon bonds, municipal bonds, payment-in-kind debt securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. Although the Fund will invest at least 80% of its assets in investment grade fixed-income securities, such securities (especially those in the lowest of the top four long-term rating categories) may have speculative characteristics. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 20% of its assets in preferred stock. While the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies.
Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities or loans that are not investment grade (also known as “high yield/high risk securities” or “junk bonds”). The Fund also may seek certain exposures through derivative transactions, principally, foreign exchange forward contracts, futures on securities, indices, currencies and other investments, Eurodollar futures, options, interest rate swaps, cross-currency swaps, total return swaps, and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept or sell any security that meets specified terms.
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues. The Investment Manager may employ a tactical sector allocation strategy to seek to capitalize on total return potential created by changing market and economic conditions.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any

17 | PROSPECTUS

governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

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Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.

19 | PROSPECTUS

Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

21 | PROSPECTUS

Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return	Lowest Quarter Return
Q2 2016 3.01%	Q4 2016 -1.44%

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AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years or Since Inception
Institutional Class	1/29/2013*
Return Before Taxes		1.18%	4.40%	4.26%
Return After Taxes on Distributions		0.05%	2.73%	2.53%
Return After Taxes on Distributions and Sale of Fund Shares		0.69%	2.61%	2.47%
Index
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		0.01%	2.52%	1.90%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd and Anne B. Walsh have managed the Fund since 2012. Steven H. Brown and Adam Bloch have managed the Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

23 | PROSPECTUS

Guggenheim Limited Duration Fund

INVESTMENT OBJECTIVE
The Guggenheim Limited Duration Fund (the "Fund") seeks to provide a high level of income consistent with preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.12%
Total Annual Fund Operating Expenses	0.51%
Fee Waiver (and/or expense reimbursement)[3]	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.50%

[1]	Restated to reflect current management fees.

[2]	Other expenses are based on estimated expenses for the current fiscal year.
3 Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.50%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$51
3 Years	$163
5 Years	$284
10 Years	$640
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

PROSPECTUS | 24

affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., similar economic characteristics) to fixed-income markets. Such debt securities may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed securities and other asset-backed securities, repurchase agreements, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest and may include adjustable rate securities. While the Fund will principally invest in debt securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. However, the Fund may not invest more than 35% of its total assets in debt securities listed, traded or dealt in emerging market countries as determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), and non-U.S. dollar denominated securities. Emerging market countries are generally considered to be countries with developing economies or markets and may include any country recognized to be an emerging market country by the International Monetary Fund, MSCI, Inc. or Standard & Poor’s Corporation or recognized to be a developing country by the United Nations. The Fund may also invest in preferred stock and convertible securities. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, including closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold fixed-income securities of any quality, rated or unrated, including, those that are rated below investment grade (also known as “high yield securities” or “junk bonds”), or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. However, the Fund may not invest more than 35% of its total assets in fixed-income securities that are below investment grade. These may include securities that are in default at the time of purchase.
The Fund may hold securities of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of generally less than 3.5 years. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers a security’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration.
The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed-income securities. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).
With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration (“GNMA”), the Federal Housing Administration (“FHA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities (“RMBS”), collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”). The asset-backed securities in which the Fund may invest include collateralized

25 | PROSPECTUS

debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs (“CRE CDOs”) and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets. These participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate.
To enhance the Fund’s debt exposure, to hedge against investment risk, or to increase the Fund’s yield, at the discretion of the Investment Manager, the direct debt strategy may be combined with a derivative strategy. This strategy could include: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. These transactions may also create economic leverage in the Fund. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may also engage in securities lending.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.

PROSPECTUS | 26

Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment

27 | PROSPECTUS

Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

PROSPECTUS | 28

High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading

29 | PROSPECTUS

may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt

PROSPECTUS | 30

trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return Q3 2016 1.83%	Lowest Quarter Return Q4 2015 -0.08%

31 | PROSPECTUS

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years or Since Inception
Institutional Class	12/16/2013*
Return Before Taxes		1.73%	2.65%	2.63%
Return After Taxes on Distributions		0.74%	1.37%	1.36%
Return After Taxes on Distributions and Sale of Fund Shares		1.02%	1.44%	1.43%
Index
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index (reflects no deductions for fees, expenses or taxes)		1.61%	1.05%	1.04%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Anne B. Walsh and Steven H. Brown have managed the Fund since its inception (December 2013). Adam Bloch has managed the Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 32

Guggenheim Macro Opportunities Fund

INVESTMENT OBJECTIVE
The Guggenheim Macro Opportunities Fund (the "Fund") seeks to provide total return, comprised of current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees of the Fund and the Subsidiary	0.88%
Distribution and Service (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.05%
Other Expenses[1]	0.14%
Other Expenses of the Subsidiary[2]	0.00%
Total Annual Fund Operating Expenses	1.07%
Fee Waiver (and/or expense reimbursement)[3,4]	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.95%

[1]	Other expenses are based on estimated expenses for the current fiscal year.
2 Other expenses of the Subsidiary were less than 0.01% for the most recently completed fiscal year.

[3]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.95%. The Investment Manager has also contractually agreed to waive the management fee it receives from the Fund in any amount equal to the management fee paid to the Investment Manager by the Subsidiary. This undertaking will continue for so long as the Fund invests in the Subsidiary, and may be terminated only with the approval of the Fund’s Board of Trustees. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

[4]
The Investment Manager has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$97
3 Years	$328
5 Years	$578
10 Years	$1,295

33 | PROSPECTUS

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek to achieve its investment objective by investing in a wide range of fixed-income and other debt and equity securities selected from a variety of sectors and credit qualities, principally, corporate bonds, syndicated bank loans and other direct lending opportunities, participations in and assignments of syndicated bank loans (including senior floating rate loans), asset-backed securities (including agency and non-agency mortgage-backed securities, collateralized mortgage obligations and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, mezzanine and preferred securities, commercial paper, zero-coupon bonds, municipal securities, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities, and in common stocks and other equity investments that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes offer attractive yield and/or capital appreciation potential. The Investment Manager may employ a strategy of writing (selling) covered call and put options on such equity securities.
While the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Fund may hold securities of any duration or maturity. Securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may also invest in commodities (such as precious metals), commodity-linked notes and other commodity-linked derivative instruments, such as swaps, options, or forward contracts based on the value of commodities or commodities indices and commodity futures. The Fund may gain exposure to such commodity instruments by investing a portion of the Fund’s total assets in a wholly-owned subsidiary, which is organized as a limited company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodities exposure by investing in commodities, commodity-linked notes, and commodity-linked derivative instruments. The Subsidiary’s investments in such instruments are subject to limits on leverage imposed by the Investment Company Act of 1940 (“1940 Act”). The Fund must maintain no more than 25% of its total assets in the Subsidiary at the end of every quarter of its taxable year.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes. The Fund also may engage in collateralized debt obligations ("CDOs") (which include collateralized bond obligations, collateralized loan obligations and other similarly structured instruments), repurchase agreements, forward commitments, short sales and securities lending and it may seek certain exposures through derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; credit default swaps; and other foreign currency contracts and foreign currency-related transactions, which may also create economic leverage in the Fund (some of these instruments may be traded in the over-the-counter market). The Fund may engage, without limit, in derivative and foreign currency-related transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may also, without limitation, seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Investment Manager will use a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. The Investment Manager seeks to combine a credit managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Investment Manager’s

PROSPECTUS | 34

investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns as compared to such benchmark indexes.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund may hold, without limit, fixed-income securities of any quality, rated or unrated, including, those that are rated below investment grade, or, if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”) and defaulted securities. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.

35 | PROSPECTUS

Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Commodities Risk—The commodities industries can be significantly affected by the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions.
Commodity-Linked Investments Risk—Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures and their value may be affected by the performance of the overall commodities markets as well as weather, tax, and other regulatory developments.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives (including covered call options) may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves

PROSPECTUS | 36

as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.

37 | PROSPECTUS

Geographic Emphasis Risk—To the extent the Fund invests a significant portion of its assets in one country or geographic region, the Fund will be more vulnerable to the economic, financial, social, political or other developments affecting that country or region than a fund that invests its assets more broadly. Such developments may have a significant impact on the Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds.  There can be no assurance that the Fund’s hedging investments or transactions will be effective.  Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments.The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Investment in the Subsidiary Risk—The Subsidiary, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the Fund because the Subsidiary is not registered under the 1940 Act. The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in the commodities markets. The Fund also will incur its pro rata share of the expenses of the Subsidiary. In addition, changes in the laws of the United States or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. The character, timing, or amount that the Fund will pay in taxes may be affected by the Fund’s investment in the Subsidiary. Future or new legislation, Treasury regulations and/or guidance issued by the Internal Revenue Service may also affect whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income.

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Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed

39 | PROSPECTUS

to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

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Highest Quarter Return	Lowest Quarter Return
Q1 2012 5.31%	Q2 2013 -2.15%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	Since Inception
Institutional Class	11/30/2011*
Return Before Taxes		0.53%	4.08%	5.53%
Return After Taxes on Distributions		-0.92%	2.06%	3.43%
Return After Taxes on Distributions and Sale of Fund Shares		0.32%	2.19%	3.33%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		1.87%	0.63%	0.47%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh and Kevin H. Gundersen have managed the Fund since its inception (November 2011). Steven H. Brown and Adam Bloch have managed the Fund since 2016.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account

41 | PROSPECTUS

fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim Municipal Income Fund

INVESTMENT OBJECTIVE
The Guggenheim Municipal Income Fund (the “Fund”) seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.48%
Total Annual Fund Operating Expenses	0.98%
Fee Waiver (and/or expense reimbursement)[2]	-0.43%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.55%

[1]	Other expenses are based on estimated expenses for the current fiscal year.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.55%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$56
3 Years	$269
5 Years	$500
10 Years	$1,162
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

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PRINCIPAL INVESTMENT STRATEGIES
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of municipal securities whose interest is free from federal income tax. This investment policy may not be changed without shareholder approval. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund may invest up to 20% of its assets in securities the interest on which is subject to federal income taxation, including, among others, corporate bonds and other corporate debt securities, taxable municipal securities (which include Build America Bonds and Qualified School Construction Bonds), mortgage-backed and asset backed securities (including collateralized debt obligations), repurchase and reverse repurchase agreements, syndicated bank loans and securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government). The Fund also may invest up to 20% of its assets in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use derivatives for investment purposes (i.e., speculative purposes). Derivatives include futures, forward contracts, Eurodollar futures, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars (some of these instruments may be traded in the over-the-counter market). When market conditions are deemed appropriate, the Fund will use leverage to the full extent permitted by its investment policies and restrictions and applicable law. The Fund may use leverage by using derivatives and municipal tender option bonds (“TOBs”), or by entering into reverse repurchase agreements and borrowing transactions (principally lines of credit) for investment purposes. The fixed-income securities in which the Fund invests will primarily be domestic securities, but may also include, up to 20% of its assets, in foreign and emerging markets securities (such as sovereign debt securities and Eurodollar bonds and obligations).
The Fund will allocate assets across different market sectors and maturities and may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund, however, will invest under normal market conditions, at least 80% of its net assets in investment grade securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical ratings organization or, if unrated, determined by Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“Guggenheim Partners” or the “Sub-Adviser”) to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Fund may invest 25% or more of the Fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, or water and sewers.
Guggenheim Partners, the Fund’s sub-adviser, selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. Guggenheim Partners also considers macroeconomic outlook and geopolitical issues.
Guggenheim Partners may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue

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classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid,

45 | PROSPECTUS

and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments.The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.

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Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Tender Option Bonds Risk—Tender option bonds, residual interest tender option bonds and inverse floaters expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Because distributions on these securities will bear an inverse relationship to short-term municipal security interest rates, distributions will be reduced or, in the extreme, eliminated as rates rise and will increase when rates fall.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared

47 | PROSPECTUS

to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return Q1 2014 4.10%	Lowest Quarter Return Q2 2013 -5.44%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Inception	1 Year	5 Years	Since Inception
Institutional Class	1/13/2012*
Return Before Taxes		1.08%	4.35%	3.57%
Return After Taxes on Distributions		-0.09%	3.18%	2.35%
Return After Taxes on Distributions and Sale of Fund Shares		0.68%	2.83%	2.21%
Index
Bloomberg Barclays Municipal Bond Index (reflects no deductions for fees, expenses or taxes)		1.28%	3.82%	3.07%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (“Guggenheim Partners” or the “Sub-Adviser”) serves as the sub-adviser of the Fund. B. Scott Minerd, Anne B. Walsh, Jeffrey S. Carefoot and Allen Li are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Sub-Adviser. B. Scott Minerd and Anne B. Walsh have managed the Fund since 2012. Jeffrey S. Carefoot and Allen Li have managed the Fund since 2017.

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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
The Fund intends to distribute income exempt from federal income tax. Such income may, however, be subject to state or local tax as well as the federal alternative minimum tax, and a portion of the Fund’s distributions may be subject to federal income tax. Sales of municipal securities are also expected to generate taxable distributions. As such, investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim Total Return Bond Fund

INVESTMENT OBJECTIVE
The Guggenheim Total Return Bond Fund (the "Fund") seeks to provide total return, comprised of current income and capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.39%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.13%
Interest and Other Related Expenses	0.01%
Remaining Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.52%
Fee Waiver (and/or expense reimbursement)[2]	-0.01%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.51%

[1]	Restated to reflect current management fees.

[2]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.50%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$52
3 Years	$166
5 Years	$290
10 Years	$652
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares

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are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities. Such debt securities may include, corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, agency and non-agency mortgage-backed securities and other asset-backed securities (including collateralized mortgage obligations), loans, participations in and assignments of bank and bridge loans, zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest and may include adjustable rate securities. While the Fund will principally invest in debt securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies. The Fund may also invest in collateralized debt obligations ("CDOs") (which include collateralized bond obligations, collateralized loan obligations and other similarly structured instruments), preferred stock and convertible securities. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
The Fund may hold fixed-income instruments of any quality, rated or unrated, including, those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. However, the Fund may not invest more than 33 1/3% of its total assets in fixed-income securities that are below investment grade. The Fund may hold securities of any duration or maturity.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that meet certain liquidity standards and will provide for interest rate adjustments at least every 397 days and which may be secured by real estate or other assets. Participations may be interests in, or assignments of, the loan and may be acquired from banks or brokers that have made the loan or members of the lending syndicate. The Fund may also participate in lending syndicates and other direct lending opportunities.
The Fund also may seek certain exposures through derivative transactions, principally: foreign exchange forward contracts; futures on securities; indices; currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; credit default swaps; and other foreign currency contracts and foreign currency-related transactions, which may also create economic leverage in the Fund. The Fund may engage in derivative and foreign currency-related transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks, as a substitute for the purchase or sale of securities or currencies and/or to obtain or replicate market exposure. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and transactions equivalent to a borrowing for investment purposes.
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues. The Investment Manager may employ a tactical sector allocation strategy to seek to capitalize on total return potential created by changing market and economic conditions.
The Investment Manager may determine to sell a security for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the

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Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.
Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other

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obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting

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the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds.  There can be no assurance that the Fund’s hedging investments or transactions will be effective.  Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be

PROSPECTUS | 54

difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political, or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent the Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.

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Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class R6 share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class R6 shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

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Highest Quarter Return Q2 2017 2.13%	Lowest Quarter Return Q1 2018 -0.24%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years or Since inception
Class R6	10/19/2016
Return Before Taxes		0.97%	2.81%
Return After Taxes on Distributions		-0.37%	1.22%
Return After Taxes on Distributions and Sale of Fund Shares		0.57%	1.44%
Index
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		0.01%	0.39%
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. B. Scott Minerd, Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd and Anne B. Walsh have managed the Fund since 2011. Steven H. Brown and Adam Bloch have managed the Fund since 2016.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.

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TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim Ultra Short Duration Fund

INVESTMENT OBJECTIVE
The Guggenheim Ultra Short Duration Fund (the “Fund”) seeks a high level of income consistent with the preservation of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.45%
Fee Waiver (and/or expense reimbursement)[2]	-0.12%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.33%

[1]	Other expenses are based on estimated amounts for the current fiscal year.

[2]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.33%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$34
3 Years	$132
5 Years	$240
10 Years	$555
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74% of the average value of its portfolio. The portfolio turnover rate shown is that of Guggenheim Strategy Fund I (the

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“Predecessor Fund”). The Predecessor Fund's policies, guidelines and investment objective were the same as those of the Fund's in all material respects.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by investing primarily in a diversified portfolio of investment-grade debt securities and similar instruments while maintaining a low duration portfolio (i.e., a duration normally not exceeding one year). The Fund is not a money market fund and does not seek to maintain a stable net asset value of $1.00 per share.
The Fund’s investments will include: debt securities; financial instruments that are expected to perform similarly to debt securities and investment vehicles that provide exposure to debt securities; and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure to (i.e., with economic characteristics similar to) debt securities or other similar instruments or debt security markets. The Fund may seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally affiliated and unaffiliated closed-end funds, exchange-traded funds (“ETFs”) and other funds.
Debt securities and instruments in which the Fund may invest include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), sovereign debt securities, Eurodollar bonds and obligations, mortgage-backed and other asset-backed securities, participations in and assignments of bank and bridge loans, commercial paper (including asset-backed commercial paper), zero-coupon bonds, municipal bonds, payment-in-kind securities (such as payment-in-kind bonds), convertible securities, non-registered or restricted securities (including those issued in reliance on Rule 144A and Regulation S securities) and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. The Fund may also invest in preferred stock and preferred debt securities. Although the Fund will principally invest in debt securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other markets, including emerging and frontier markets. Such securities may be denominated in foreign currencies.
Although the Fund will invest predominantly in investment grade debt instruments, up to 10% of the Fund’s total assets may be invested in securities that are rated below investment grade (also known as “high yield securities” or “junk bonds”) or if unrated, determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to a security, the Fund will use the higher rating for purposes of determining the security’s credit quality.
The Fund may invest in repurchase agreements, which are fixed-income securities in the form of agreements backed by collateral. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of securities from the selling institution (such as a bank or a broker-dealer), coupled with the agreement that the selling institution will repurchase the underlying securities at a specified price and at a fixed time in the future (or on demand). The Fund may accept a wide variety of underlying securities as collateral for the repurchase agreements entered into by the Fund. Such collateral may include U.S. government securities, corporate obligations, equity securities, municipal debt securities, asset- and mortgage-backed securities, convertible securities and other fixed income securities or a combination thereof. Any such securities serving as collateral are marked-to-market daily in order to maintain full collateralization (typically purchase price plus accrued interest).
With respect to mortgage-backed securities (“MBS”) and other asset-backed securities, the Fund may invest in MBS issued or guaranteed by federal agencies and/or U.S. government sponsored instrumentalities, such as the Government National Mortgage Administration, the Federal Housing Administration, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In addition to securities issued or guaranteed by such agencies or instrumentalities, the Fund may invest in MBS or other asset-backed securities issued or guaranteed by private issuers. The MBS in which the Fund may invest may also include residential mortgage-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities. The other asset-backed securities in which the Fund may invest include collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), commercial real estate CDOs and other similarly structured securities. A CBO is a trust which is backed by a diversified pool of below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade or if unrated, determined by the Investment Manager to be of comparable quality.
With respect to bank loans, the Fund may purchase participations in, or assignments of, floating rate bank loans that may be secured by real estate or other assets or lend directly, joining a lending syndicate. These participations or assignments may be acquired from banks or brokers that have made the loan or members of the lending syndicate.

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To seek to enhance the Fund’s debt exposure, hedge against investment risk or increase the Fund’s yield, the Fund may engage in derivative transactions, including: foreign exchange forward contracts; futures on securities, indices, currencies and other investments; Eurodollar futures; options; interest rate swaps; cross-currency swaps; total return swaps; and credit default swaps. The Fund may engage in derivative transactions for speculative purposes; to seek to enhance total return; to seek to hedge against fluctuations in securities prices, interest rates or currency rates; to seek to change the effective duration of its portfolio; to seek to manage certain investment risks; and/or as a substitute for the purchase or sale of securities or currencies. These transactions may create economic leverage in the Fund. The Fund may seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver MBS to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agrees to accept any MBS that meets specified terms. The Fund may also engage in securities lending.
The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions for investment purposes.
The Fund may hold instruments of any duration or maturity but expects, under normal circumstances, to maintain a dollar-weighted average duration of less than one year. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it considers an instrument’s yield, coupon payments, principal payments and call features in addition to the amount of time until the instrument matures. As the value of an instrument changes over time, so will its duration.
The Investment Manager selects securities and other investments for purchase and sale based on intensive credit research involving extensive due diligence on each investment (including the investment’s structure), issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.
The Investment Manager may determine to sell an instrument for several reasons, including but not limited to the following: (1) to adjust the portfolio’s average maturity or duration, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed, our credit outlook has changed, or for other similar reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. The Fund does not intend to principally invest in defaulted securities, but if a security defaults subsequent to purchase by the Fund, the Investment Manager will determine in its discretion whether to hold or dispose of such security. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may be unable to pursue or achieve its investment objective.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. The Fund is not a money market fund (or equivalent to a money market fund), does not attempt to maintain a stable net asset value, and is not subject to the rules that govern the quality, maturity, liquidity, and other features of securities that money market funds may purchase. Under normal conditions, the Fund’s investments may be more susceptible than a money market fund to interest rate risk, valuation risk, credit risk, and other risks relevant to the Fund’s investments. The Fund’s net asset value will fluctuate. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Residential Mortgage-Backed Securities—Residential mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities.  In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk. Investments in non-agency residential mortgage-backed securities are subject to increased interest rate risk and other risks, such as credit and liquidity and valuation risks.

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Commercial Mortgage-Backed Securities—Investments in commercial mortgage-backed securities (“CMBS”) are backed by commercial mortgage loans that may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings and are particularly subject to the credit risk of the borrower and the tenants of the properties securing the commercial mortgage loans.  CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter (“OTC”)-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When the Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on the Fund of fluctuations in the value of currencies may be magnified.

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Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Dollar Roll Transaction Risk—The Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the Fund is committed to buy declines below the price of the securities the Fund has sold.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.

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Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that one or more large investors, including other investment companies that are advised by the Investment Manager or its affiliates, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund’s performance or liquidity may be adversely affected as the Fund may have to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests. In turn, the Fund may experience increased portfolio turnover, incur higher transaction costs and realize gains or losses at inopportune times. Such large investors may comprise a significant portion of the Fund's shareholders.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate

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the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political, or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent the Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet redemption requests.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

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Securities Lending Risk—Securities lending involves a risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
To-Be-Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions, which could increase the cost of TBA transactions to the Fund and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The Fund is newly organized. The Predecessor Fund, which also was an investment company registered under the Investment Company Act of 1940, reorganized with and into the Fund, which has adopted the Predecessor Fund’s performance history. Accordingly, the performance information shown below for Institutional Class shares of the Fund reflects the performance of the Predecessor Fund and not that of the Fund. However, the Predecessor Fund’s policies, guidelines and investment objective were the same as those of the Fund’s in all material respects.
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. The returns shown below for the Predecessor Fund have been restated to reflect the fees and expenses applicable to the Institutional Class shares of the Fund, exclusive of any applicable expense limitation agreement. As with all mutual funds, past performance (before and after taxes), including the past performance of the Predecessor Fund, is not necessarily an indication of how the Fund will perform in the future. Updated performance information will be on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

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Highest Quarter Return Q2 2016 0.72%	Lowest Quarter Return Q3 2015 -0.05%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	Since Inception
Institutional Class	3/11/2014
Return Before Taxes		1.93%	1.35%
Return After Taxes on Distributions		0.91%	0.75%
Return After Taxes on Distributions and Sale of Fund Shares		1.15%	0.77%
Index
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		1.82%	0.61%
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Since the Predecessor Fund’s inception (March 11, 2014), Guggenheim Investments served as the Predecessor Fund’s investment manager. B. Scott Minerd, Anne B. Walsh, Steven H. Brown, Adam Bloch and Kris L. Dorr are primarily responsible for the day-today management of the Fund. They hold the titles of Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager; Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Investment Manager. B. Scott Minerd, Anne B. Walsh, Steven H. Brown, Adam Bloch and Kris L. Dorr have managed the Fund since its inception (December 2018). Anne B. Walsh and Steven H. Brown had managed the Predecessor Fund since its inception (March 11, 2014). Adam Bloch and Kris L. Dorr had managed the Predecessor Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent.

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You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares are generally available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund (other than the Guggenheim Municipal Income Fund) will provide shareholders at least 60 days' notice prior to making the change. With respect to the Guggenheim Municipal Income Fund, the Fund cannot change its 80% investment policy without shareholder approval. For purposes of this 80% policy, derivatives usually will be based on their notional value. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the 1940 Act (if applicable), the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
Each Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Funds’ holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Funds’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help a Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which an Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the SAI.
Investment in the Subsidiary—The Guggenheim Macro Opportunities Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the global commodities markets, subject to the limitations of the federal tax requirements and the limits on leverage imposed by the 1940 Act. The Subsidiary may invest in commodity futures, option and swap contracts, fixed-income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s positions. Investments in derivatives may make the Subsidiary subject to regulation as a commodity pool. The Commodity Futures Trading Commission (“CFTC”) has not passed upon the merits of an investment in the Fund or the Subsidiary, nor has the CFTC passed on the adequacy of this Prospectus. Guggenheim Partners Investment Management, LLC ("Guggenheim Partners") will consider whether it is more advantageous for the Fund to invest directly in commodity-linked financial instruments, such as commodity-linked structured notes, or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments, such as futures contracts, swaps or options. As a result, the level of the

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Fund’s investment in the Subsidiary may vary based on the Investment Manager’s use of different commodity-linked financial instruments.
To the extent the Subsidiary invests in commodity-linked derivative instruments, it will comply with requirements that are applicable to the Fund’s transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions and will follow the same compliance policies and procedures as the Fund. The Subsidiary is managed by the Investment Manager and the Subsidiary is overseen by its own board of directors. However, because the Fund is the sole shareholder in the Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in the Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities. For more information about the operation and management of the Subsidiary, please see the relevant sections in the SAI.

Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. Each Fund may engage in active and frequent trading of portfolio securities. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Asset-Backed Securities Risk—The Funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate and credit risks. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities ("MBS"), when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.

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Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of a Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which a Fund invests, defined by the assets collateralizing the asset-backed securities. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. In addition, asset-backed securities backed by aircraft loans and leases may provide a Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally.  With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. A Fund may invest in these and other types of asset-backed securities that may be developed in the future.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as "agency" MBS). Non-agency MBS (referred to as "private label") are subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities—Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans.  Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings.  Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. CMBS are also subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. CMBS often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to prepayment and liquidity and valuation risks.

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Collateralized Loan Obligations and Collateralized Debt Obligations—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper.  Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default.
Commodities Risk—The commodities industries can be significantly affected by: the level and volatility of commodity prices; world events including international monetary and political developments; import controls and worldwide competition; exploration and production spending; and tax and other government regulations and economic conditions. These risks may be incurred indirectly through the Subsidiary.
Commodities-Linked Investments Risk—The performance of commodity-linked investments may depend on the performance of the overall commodities markets and on other factors that affect the value of commodities, including weather, political, tax, and other regulatory and market developments. Commodity-linked notes may be leveraged. For example, the price of a three-times leveraged note may change by a magnitude of three for every percentage change (positive or negative) in the value of the underlying index. Commodity-linked investments may be hybrid instruments that can have substantial risk of loss with respect to both principal and interest. Commodity-linked investments may be more volatile and less liquid than the underlying commodity, instruments, or measures, are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer’s creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments, or measures. Commodity-linked investments also can cause a fund to be subject to additional regulation and a disadvantageous tax regime. Legal and regulatory changes also can affect the value of these investments.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities

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may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease.
A Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—A Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below-investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although

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higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and corporate debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace.
Currency Risk—A Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging the impact on a Fund of fluctuations in the value of currencies may be magnified. To the extent a Fund seeks to hedge currency risk, the Fund may incur increased implied transaction costs.
Derivatives Risk—A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of a Fund’s portfolio, to seek to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, a Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an Investment Manager or Sub-Advisor, as applicable, is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a Fund invests.

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Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments.

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Exchanges can limit the number of futures options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by a Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Dollar Roll Transaction Risk—A Fund may enter into dollar roll transactions, in which the Fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security (but not the same security) for settlement at a later date. A Fund gives up the principal and interest payments on the security, but may invest the sale proceeds, during the “roll period.” When a Fund enters into a dollar roll transaction, any fluctuation in the market value of the security transferred or the securities in which the sales proceeds are invested can affect the market value of the Fund’s assets, and therefore, the Fund’s NAV. Dollar roll transactions may sometimes be considered to be the practical equivalent of borrowing and constitute a form of leverage. Dollar roll transactions also involve the risk that the market value of the securities a Fund is required to deliver may decline below the agreed upon repurchase price of those securities. In addition, in the event that a Fund’s counterparty becomes insolvent or otherwise unable or unwilling to perform its obligations, the Fund’s use of the proceeds may become restricted pending a determination as to whether to enforce the Fund’s obligation to purchase the substantially similar securities.
Emerging Markets Risk—A Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries may entail greater risks than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (viii) particular sensitivity to global economic conditions or reliance on international or other forms of aid, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

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Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates.  In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments.  Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.
Geographic Emphasis Risk—A Fund that invests a significant portion of its assets in one country or geographic region will be more vulnerable to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region than a fund that invests its assets more broadly.  Such developments may include: adverse securities markets; adverse exchange rates; social, political, regulatory, financial, economic or environmental developments; or natural disasters. Such conditions or developments may have a significant impact on a Fund’s investment performance causing such performance to be more volatile than the investment performance of a more geographically diversified fund.  A Fund’s investment performance may be particularly susceptible to such conditions

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and developments if the Fund emphasizes its investments in an emerging market country or region with a number of emerging market countries.
Hedging Risk—A Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds.  A hedge is an investment, transaction or strategy designed to reduce the risk and impact of adverse market movements or changes in the price or value of a portfolio security or other investment.  Hedging may be ineffective as a result of unexpected changes in the market, changes in the prices or values of the related instrument, or changes in the correlation of the instrument and the Fund’s hedging investment or transaction.  Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect a Fund.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined by the Investment Manager to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology regarding high yield investments. High yield securities may be more sensitive to adverse specific corporate or general market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, which may cause the value of a Fund’s holdings and NAV per share to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration (whether positive or negative) of the bonds held by a Fund or to which a Fund is exposed, the more a Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the NAV per share of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The value of securities with negative durations, such as inverse floaters, generally decrease if interest rates decline.
However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, a Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest

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rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities.  Adjustable rate securities generally react to such changes to a lesser degree than fixed-rate securities, which typically depends on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates (which also may be subject to limits on the maximum increase in interest rates). During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Changing Fixed-Income Market Conditions—The Board of Governors of the Federal Reserve System (“Federal Reserve”) has raised the federal funds rate from historically low levels in recent years and has signaled that it intends to continue to do so. To the extent the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). In addition, certain countries have experienced (or may be expected to experience) negative interest rates on certain fixed-income instruments.
Changes in fixed-income market conditions, including the recent increases and potential for future increases to the federal funds rate or negative interest rates, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of a Fund’s investments and NAV per share to decline. A rise in general interest rates may also result in increased redemptions from a Fund. Very low, negative or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance. Thus, a Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.

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The Funds may, from time to time, invest a portion of their assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in shortterm fixedincome or floating rate securities. Investments by the Funds in these investment companies significantly increase the Funds’ exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other assetbacked securities and similarly structured debt investments; and (iii) other shortterm fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered openend investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by a Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. In the event that a Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral.
Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. A Fund's interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s

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or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value. A Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, a Fund may need to retain legal or similar counsel to help in seeking to enforce or protect its rights. As a result, a Fund may incur the costs associated with retaining such counsel. In addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
Each Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for a Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans the rights provided to lenders or buyers, such as the Funds, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund’s portfolio.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or a Fund

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determines to avoid or not to receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, a Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if a Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Funds are also subject to conflicts of interest that are described in more detail in the SAI.
Investment in the Subsidiary Risk—The Guggenheim Macro Opportunities Fund currently invests in the Subsidiary in order to gain exposure to commodities markets. The Subsidiary is not a registered investment company under the 1940 Act. Because the Subsidiary is not directly subject to all of the investment protections of the 1940 Act, the Fund may not have all of the protections offered to shareholders of registered investment companies. While the Subsidiary has its own board of directors that is responsible for overseeing the operations of the Subsidiary, the Fund’s Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary. The Fund is exposed to the risks of the Subsidiary, which is exposed to the risks of investing in the commodities markets and other investments made by the Subsidiary. The Subsidiary is also subject to these risks. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund, the Subsidiary, or both, to operate as intended, which could result in losses to the Fund.
In order to qualify for favorable tax treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must derive at least 90% of its gross annual income from qualifying sources under Subchapter M of the Code. Generally, income derived from direct and certain indirect investments in commodities is not considered qualifying income. However, historically, the IRS has issued private letter rulings ("PLRs") in which the IRS specifically concluded that income from certain commodity-linked notes and from investments in a subsidiary is qualifying income. These PLRs did not require a RIC to receive any distributions attributable to any gross income recognized from such subsidiaries in order for such gross income to be considered qualifying gross income. Based on the principles underlying such rulings, the Fund has sought to gain exposure to the commodity markets through the Subsidiary. However, the IRS indicated in July 2011 that the granting of such PLRs is currently suspended, pending further internal discussion. The Fund has not received such a PLR, and is unable to rely on PLRs issued to other taxpayers.
Moreover, during September 2016, the IRS and the Treasury Department issued proposed Treasury regulations that, if finalized, would generally treat the Fund's income inclusion with respect to the Subsidiary as qualifying income only if there is a distribution out of the earnings and profits of the Subsidiary that is attributable to such inclusion. The proposed Treasury regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. Based on the foregoing, the IRS may ultimately conclude and assert that income and gains from the Subsidiary will not be considered qualifying income for purposes of determining whether the Fund remains qualified as a RIC for U.S. federal income tax purposes. Furthermore, the tax treatment of investments in commodities through subsidiaries may be adversely affected by future legislation, Treasury regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund and whether income derived from the Fund’s investments in the Subsidiary is considered qualifying income. If the Fund does not meet the qualifying income test, it may be able to cure such a failure. However, if the Fund attempts to cure the failure of the qualifying income test, significant taxes may be incurred by the Fund and its shareholders.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, each Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets.

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The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities when it otherwise would not do so. If a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders may bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
In the case of the Guggenheim Municipal Income Fund, the amount of exempt interest dividends payable by the Fund will generally be the amount of gross tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements.
Liquidity and Valuation Risk—It may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the financial markets. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.

To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and a Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Funds’ valuation procedures will in fact approximate the price at which a Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Funds (or the Investment Managers) rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Funds' ability to effectively value investments or calculate net asset value may be adversely affected.

Investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of a Fund's investments that are fair valued or difficult to value vary from time to time. Based on its investment strategies, a significant portion of a Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.
Management Risk—Each Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. An Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund,

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but there is no guarantee that these decisions will produce the desired results or expected returns, causing a Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs each Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of a Fund and, as a result, may lower a Fund’s performance. However, a Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Fund invests in fixed-income instruments as opposed to other investments.
Market Risk—The value of, or income generated by, the securities held by a Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by a Fund will increase in value along with the broader markets. For example, the value of a Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose a Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which a Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect a Fund.
Municipal Securities Risk—A Fund’s holdings of municipal securities could be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments, or adverse changes in the financial conditions of state or municipal issuers. Income from municipal bonds held by a Fund could be declared taxable because of changes in tax laws or interpretations by taxing authorities, or as a result of non-compliant conduct of a municipal issuer. Consequently, a portion of a Fund’s otherwise tax-exempt dividends may be taxable to those Fund shareholders subject to the federal alternative minimum tax, or may be fully taxable to all Fund shareholders. To the extent that a Fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. Also, municipal securities backed by current or anticipated revenues from a specific project or assets can be negatively affected by the discontinuance of taxation supporting the project or assets or the inability to collect enough revenue. Because many municipal securities are issued to finance similar projects (especially those relating to education, health care, utilities and transportation), conditions in those sectors can affect the overall municipal market, including proposed federal, state or local legislation involving the financing of, or declining markets or needs for, such projects. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. For example, health care can be hurt by rising expenses, dependency on third party reimbursements, legislative changes and reductions in government spending; electric utilities are subject to governmental rate regulation; and private activity bonds rely on project revenues and the creditworthiness of the corporate user as opposed to governmental support. Municipalities and municipal projects that rely directly or indirectly on federal funding mechanisms may be negatively affected by current budgetary constraints of the federal government. Other national governmental actions, such as the elimination of tax-exempt status, also could affect performance. In addition, changes in the economic and fiscal condition of an individual municipal issuer can affect the overall municipal market, and market conditions may directly impact the liquidity, marketability and valuation of municipal securities. Also, information related to municipal securities and their risks may be provided by the municipality itself, which may not always be accurate. Investments in municipal securities can be subject to credit, interest rate, prepayment and liquidity risks and can be more volatile than other investments.

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In addition, certain of the issuers in which a Fund invests may have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades.
Certain municipal securities may be insured by an insurer. Adverse developments affecting a particular insurer or, more generally, banks and financial institutions could have a negative effect on the value of a Fund’s holdings. For example, rating agency downgrades of an insurer, or other events in the credit markets that may affect the insured municipal bond market as a whole, may adversely affect the value of the insured municipal bonds held by a Fund. A Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance).
Although insurance may reduce the credit risk of a municipal security, it does not protect against fluctuations in the value of a Fund’s shares caused by market changes. It is also important to note that, although insurance may increase the credit safety of investments held by a Fund, it decreases a Fund’s yield as a Fund may pay for the insurance directly or indirectly. In addition, while the obligation of a municipal bond insurance company to pay a claim extends over the life of an insured bond, there is no assurance that insurers will meet their claims. A higher-than-anticipated default rate on municipal bonds (or other insurance the insurer provides) could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders.
Municipal securities also trade rarely and their valuations may be based on assumptions or unobservable inputs. They can be difficult to liquidate quickly and transaction prices in stressed environments may ultimately be less than their valuations, which will hurt fund performance.
From time to time, the Guggenheim Municipal Income Fund may invest a substantial amount of its assets in municipal securities issued by or on behalf of a particular municipality. As a result, the Fund would be more exposed to risks affecting these issuers than a municipal securities fund that invests more widely. An Investment Manager’s allocation of the Fund's assets among the issuers of municipal securities may vary significantly from time to time. Please refer to the Fund’s most recent annual or semi-annual report to shareholders for portfolio holdings information as of the end of a recent fiscal period.
Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity).  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of investments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected.  In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk.   Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk.  Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Real Estate Securities Risk—A Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In

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addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT. A REIT may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that a Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities.
Because REITs are pooled investment vehicles that have expenses of their own, a Fund will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Regulatory and Legal Risk—A Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which a Fund invests and a Fund's investment strategies and performance.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by a Fund exceeds the repurchase price payable by a Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (the “1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, a Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act(“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.

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Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure exposes a Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Funds’ ability to engage in short selling.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by a Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, a Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, a Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default ("Special Situation Investments") involve a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-

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performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.
Tax Risk—A Fund must derive at least 90% of its gross income each tax year from qualifying sources in order to qualify for favorable tax treatment as a RIC. This requirement will limit the ability of a Fund to invest in commodities, derivatives on commodities, or other items that could result in nonqualifying income. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
Tender Option Bonds Risk—Tender option bonds are created by depositing municipal bonds into a trust and issuing two classes of trust interests-floating rate certificates and inverse floating rate certificates (also known as residual interest tender option bonds or inverse floaters). Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose a Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to a Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds, is, in some cases, not certain. Additionally, the Dodd-Frank Act, including the Volcker Rule, among other regulatory changes, may affect the ability of bank-sponsored tender option bonds to continue to operate or remain cost-effective investments for a Fund.
To-Be-Announced (“TBA”) Transactions Risk—A Fund may enter into “To Be Announced” (“TBA”) commitments to purchase or sell mortgage-backed securities for a fixed price at a future date. In TBA commitments, the selling counterparty does not specify the particular MBS to be delivered. Instead, the purchasing counterparty agrees to accept any mortgage-backed security that meets specified terms. TBA purchase commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. In addition, the selling counterparty may not deliver the security as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to the settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.
U.S. Government Securities Risk—Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a Fund has sold a security pursuant to one of these transactions, a Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity or suffer a loss.
Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value

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of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:
Cyber Security and Operational Risk—As in other parts of the economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds’ or their service providers’ operations. A cyber incident could adversely impact a Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers may directly bear these risks and related costs.
Redemption Risk—A Fund may need to sell portfolio securities to meet redemption requests. A Fund could experience a loss when selling portfolio securities to meet redemption requests if there is (i) significant redemption activity by shareholders, including, for example, when a single investor or few large investors make a significant redemption of the Fund’s shares, (ii) a disruption in the normal operation of the markets in which the Fund buys and sells portfolio securities or (iii) the inability of the Fund to sell portfolio securities because such securities are illiquid. In such events, the Fund could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. A Fund may suspend redemptions or the payment of redemption proceeds when permitted by applicable regulations.
Investments by Investing Funds and Other Large Shareholders—Shares of the Funds are offered as an investment to certain other investment companies, large retirement plans and other large investors. The Funds are subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.

Investment Manager

Security Investors, LLC (“Security Investors” or “Guggenheim Investments”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund and Guggenheim Municipal Income Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Security Investors were approximately $11.2 billion.
Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or “Guggenheim Investments” and with Security Investors, each is an “Investment Manager” and together, “Investment Managers”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Floating Rate Strategies Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Total Return Bond Fund and Guggenheim Ultra Short Duration Fund. As discussed below, Guggenheim Partners also serves as investment sub-adviser (the “Sub-Adviser”) to the Guggenheim Municipal Income Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Guggenheim Partners were approximately $192.4 billion.
The Investment Managers or Sub-Adviser, as applicable, make investment decisions for the assets of the Funds and the applicable Investment Manager continuously reviews, supervises and administers each Fund’s investment program. Guggenheim Partners is registered with the CFTC as a commodity pool operator (“CPO”) and is a member of the National Futures Association in such capacity. Guggenheim Partners acts as CPO for Guggenheim Macro Opportunities Fund.
MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by each Fund.

Contractual Management Fees (expressed as a percentage of average net assets)
Guggenheim Floating Rate Strategies Fund[1]	0.65%
Guggenheim High Yield Fund	0.60%
Guggenheim Investment Grade Bond Fund[2]	0.39%
Guggenheim Limited Duration Fund[3]	0.39%
Guggenheim Macro Opportunities Fund[1]	0.89%
Guggenheim Municipal Income Fund	0.50%
Guggenheim Total Return Bond Fund[2]	0.39%
Guggenheim Ultra Short Duration Fund	0.25%
1 Each Fund’s management fee is subject to a 0.05% reduction on assets over $5 billion.
2 Prior to November 20, 2017, each Fund's management fee was paid at an annual rate of 0.50% on the average daily net assets of $5 billion or       less, and 0.45% of the average net assets of the Fund in excess of $5 billion.
3 Prior to November 20, 2017, the Fund's management fee was paid at an annual rate of 0.45% of the average daily net assets of the Fund.
The Investment Managers have contractually agreed through February 1, 2020 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of a Fund to the listed percentages of those Funds’ average daily net assets.

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Fund	Class R6 Expense Limit
Guggenheim Floating Rate Strategies Fund	0.78%
Guggenheim High Yield Fund	0.91%
Guggenheim Investment Grade Bond Fund[1]	0.50%
Guggenheim Limited Duration Fund[2]	0.50%
Guggenheim Macro Opportunities Fund	0.95%
Guggenheim Municipal Income Fund	0.55%
Guggenheim Total Return Bond Fund[3]	0.50%
Guggenheim Ultra Short Duration Fund	0.33%
1 Prior to November 20, 2017, the expense limitation for Class R6 shares was 0.75%.
2 Prior to November 20, 2017, the expense limitation for Class R6 shares was 0.55%.
3 Prior to November 20, 2017, the expense limitation for Class R6 shares was 0.50%.
A Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. An Investment Manager may only recoup such reimbursement when the Operating Expenses for a Fund or class do not exceed the then-applicable expense cap.
The Investment Managers have also contractually agreed through February 1, 2020, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. An Investment Manager is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless an Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Funds’ Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, each Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Managers also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
Pursuant to a separate investment management agreement between Guggenheim Partners and the Subsidiary, the Subsidiary pays the Investment Manager a management fee at the same rate that the Guggenheim Macro Opportunities Fund pays the Investment Manager for services provided to the Fund. The Investment Manager and the Fund, have entered into a separate fee waiver agreement pursuant to which the Investment Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Manager by the Fund’s Subsidiary. As long as the Fund wholly-owns the Subsidiary and invests a portion of its assets with the Subsidiary, this undertaking will continue. Please see “Management of the Subsidiary,” below, for more details.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal period ended September 30, 2018.

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Management of the Subsidiary—Guggenheim Partners is responsible for the investments of the Subsidiary, pursuant to a separate investment management agreement. The Investment Manager provides to the Subsidiary substantially the same type of management, under similar terms, as it provides to the Guggenheim Macro Opportunities Fund.
The Subsidiary will pay the Investment Manager a fee at the following annual rates (stated as a percentage of the average daily net assets of the Subsidiary):

Subsidiary	Management Fee
Guggenheim Macro Opportunities Fund CFC	0.89%
The rate of the management fee paid directly or indirectly by the Guggenheim Macro Opportunities Fund is calculated by aggregating the fees paid directly or indirectly by the Fund and its Subsidiary. The Subsidiary will pay the fees and expenses for the custody, transfer agency, administration, audit services and custodial expenses that it receives and that are not duplicative of services provided to the Guggenheim Macro Opportunities Fund.

PORTFOLIO MANAGERS
The Portfolio Managers of the Investment Managers or Sub-Adviser, as applicable, oversee the day-to-day operations of the Funds. The Portfolio Managers of each Fund are as follows:
Guggenheim Floating Rate Strategies Fund—B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen and Thomas J. Hauser are primarily responsible for the day-to-day management of the Fund.
Guggenheim High Yield Fund—B. Scott Minerd, Kevin H. Gundersen, Thomas J. Hauser and Richard de Wet are primarily responsible for the day-to-day management of the Fund.
Guggenheim Investment Grade Bond Fund—B. Scott Minerd, Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Limited Duration Fund—Anne B. Walsh, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Macro Opportunities Fund—B. Scott Minerd, Anne B. Walsh, Kevin H. Gundersen, Steven H. Brown and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Municipal Income Fund—B. Scott Minerd, Anne B. Walsh, Jeffrey S. Carefoot and Allen Li are primarily responsible for the day-to-day management of the Fund.
Guggenheim Total Return Bond Fund—B. Scott Minerd, Anne B. Walsh, Steven H. Brown, and Adam Bloch are primarily responsible for the day-to-day management of the Fund.
Guggenheim Ultra Short Duration Fund—B. Scott Minerd, Anne B. Walsh, Steven H. Brown, Adam Bloch and Kris L. Dorr are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
B. Scott Minerd, Chairman, Global Chief Investment Officer, Managing Partner and Portfolio Manager of Guggenheim Partners. Mr. Minerd joined Guggenheim Partners (or its affiliate or predecessor) in May 1998. Mr. Minerd leads Guggenheim Partners' research on global macroeconomics and guides the firm’s investment strategies. Previously, Mr. Minerd was a Managing Director with Credit Suisse First Boston in charge of trading and risk management for the Fixed Income Credit Trading Group. He was responsible for the corporate bond, preferred stock, money markets, U.S. government agency and sovereign debt, derivatives securities, structured debt and interest rate swaps trading business units. Mr. Minerd is a member of the Federal Reserve Bank of New York's Investor Advisory Committee on Financial Markets, helping advise the NY Fed President about financial market developments, risks to the financial system and steps that can be taken to understand and mitigate these risks. He is an advisor to the Organization for Economic Cooperation and Development (OECD) on long-term investments and is a contributing member of the World Economic Forum (WEF) and their Global Agenda Council on the Arctic.
Anne B. Walsh, Chief Investment Officer, Fixed Income, Senior Managing Director and Portfolio Manager of Guggenheim Partners. Ms. Walsh joined Guggenheim Partners (or its affiliate or predecessor) in 2007 is also the head of the Portfolio Construction Group and Portfolio Management. She oversees more than $185 billion in fixed-income investments including Agencies, Credit, Municipals, and Structured Securities. She is responsible for portfolio design, strategy, sector allocation and risk management, as well as conveying Guggenheim Partners' macroeconomic outlook to Portfolio Managers and fixed income Sector Specialists. Ms. Walsh specializes in liability-driven portfolio management. Prior to joining Guggenheim Partners, she served as Chief Investment Officer at Reinsurance Group of America, and also held roles at Zurich Scudder Investments, Lincoln Investment Management and American Bankers

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Insurance Group. She has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Kevin H. Gundersen, Senior Managing Director and Portfolio Manager at the Investment Managers. Mr. Gundersen joined Guggenheim Partners (or its affiliate or predecessor) in 2002. Currently, he leads an industry team which is focused on investing across the capital structure in the media, telecommunications and stocks sectors. Mr. Gundersen received his A.B. from Harvard University.
Steven H. Brown, Managing Director and Portfolio Manager of Guggenheim Partners. Mr. Brown joined Guggenheim Partners (or its affiliate or predecessor) in 2010 and is a Portfolio Manager for Guggenheim Partners' Active Fixed Income and Total Return mandates. He works with the Chief Investment Officers and other members of the Portfolio Management team to develop and execute portfolio strategy. Additionally, he works closely with the Sector Teams and Portfolio Construction Group. Prior to joining Portfolio Management in 2012, Brown worked in Guggenheim Partners' Asset Backed Securities group. His responsibilities on that team included trading and evaluating investment opportunities and monitoring credit performance. Prior to joining Guggenheim Partners in 2010, Mr. Brown held roles within structured products at ABN AMRO and Bank of America in Chicago and London.  He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Thomas J. Hauser, Senior Managing Director and Portfolio Manager of the Investment Managers. Mr. Hauser joined Guggenheim Partners (or its affiliate or predecessor) in 2002 and is a member of Guggenheim’s Corporate Credit Group. He is also a member of the Investment Committee overseeing Guggenheim’s corporate credit investing activities. Prior to his role as a portfolio manager, Mr. Hauser ran a team with Joseph McCurdy covering a variety of sectors including Technology, Media and Telecom, Education, Metals and Mining, Homebuilding, Healthcare, and Energy and Power. He has over 10 years experience in the high yield and leverage loan class. During his career at the firm, Mr. Hauser has been an analyst covering a variety of sectors, including the Energy, Power, Transportation and Chemical sectors. Mr. Hauser received his B.S. in Finance from St. Johns University.
Adam Bloch, Director and Portfolio Manager of Guggenheim Partners. Mr. Bloch joined Guggenheim Partners in 2012 and is a Portfolio Manager for the firm's Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Partners, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries.
Richard de Wet, Director and Portfolio Manager at the Investment Managers. Mr. de Wet joined Guggenheim Partners in March 2013 as part of the Portfolio Management team in the Corporate Credit Group. Mr. de Wet is responsible for the management of High Yield portfolios including the implementation of Investment Committee and firm Macroeconomic views. Prior to Guggenheim, he was with PIMCO where he spent 6 years and was part of the team sent from California to establish PIMCO’s New York Portfolio Management presence. He has more than 10 years of Investment Management experience across Multi-Sector Credit, Emerging Markets and Equities. Previously Mr. de Wet worked in Investment Banking at Lehman Brothers and Barclays Capital in Mergers and Acquisitions and Restructuring Advisory, and as an Assistant Vice President at the TCW Group. Mr. de Wet received a BBA in Finance and International Business from George Washington University and an MBA from Columbia Business School.
Jeffrey S. Carefoot, Senior Managing Director and Portfolio Manager of Guggenheim Partners. Mr. Carefoot joined Guggenheim in 2007 as a manager and trader of investment grade corporate and preferred portfolios. He also assists in management and trading of municipal portfolios. Previously, Mr. Carefoot was responsible for portfolio management of more than $12 billion of core and core plus strategies at Payden & Rygel Investment Counsel in Los Angeles. Prior to joining Payden & Rygel Investment Counsel, Mr. Carefoot held a position as a Principal, Global Fixed Income Specialist, at Global Fixed Income Partners in Newport Beach CA, and prior to that as a Principal - Senior Institutional Portfolio Manager at Wells Capital Management, Los Angeles, California. Mr. Carefoot has a B.S. from California Polytechnic University and an M.S. from Golden Gate University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Allen Li, Managing Director and Portfolio Manager of Guggenheim Partners. Mr. Li joined Guggenheim in 2007 with a dual role in equities and investment grade corporate research. He began covering municipal bonds when Guggenheim built up sector exposure to take advantage of the auction-rate securities market dislocation in early 2008. He manages Guggenheim’s dedicated municipal portfolios in addition to overseeing multi-strategy accounts’ exposure to the sector. Mr. Li received a B.A. in Economics from Cornell University. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

PROSPECTUS | 92

Kris L. Dorr, Managing Director and Portfolio Manager of Guggenheim Partners. Ms. Dorr joined Guggenheim Partners in 2011 as a portfolio manager and trader focusing on short duration cash management where she is responsible for investing the liquidity portion of mutual funds and affiliated funding vehicles. In this role, Ms. Dorr identifies and implements securities appropriate for inclusion into each mandate utilizing short-term money market and liquidity instruments. Since 2018, Ms. Dorr has extended the scope of her responsibilities to include the oversight of secured funding activities and solutions. Prior to joining Guggenheim Partners, Ms. Dorr was a senior portfolio manager within UBS Global Asset Management, where she was responsible for the management of multiple separate account fixed income portfolios for Institutional, Central Bank and Sovereign clients. Management of these assets included setting investment strategy, sector allocation and curve positioning. Ms. Dorr began her career as a trader in the Options Portfolio Service group at Kidder Peabody, later becoming a portfolio manager on several retail and institutional 2a-7 money market funds. Ms. Dorr brings more than 35 years of fixed income investment experience to the firm. Ms. Dorr holds a B.A. in Economics from Montclair State University.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
CONFLICTS OF INTEREST
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Managers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Managers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund’s participation in an investment decision, disadvantage a Fund or benefit an Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.

93 | PROSPECTUS

Sub-Advisers

The Investment Managers and the Funds have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Managers to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Managers to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Managers provide the following oversight and evaluation services to a Fund that uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Funds;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Managers do not expect to recommend frequent changes of sub-advisers. Although the Investment Managers will monitor the performance of sub-advisers, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.
Security Investors has engaged Guggenheim Partners to provide investment advisory services to the Guggenheim Municipal Income Fund. Guggenheim Partners has operated as an investment sub-adviser to the Fund since its inception in 2011.
Buying, Selling and Exchanging Fund Shares

Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:

•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;

•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and do not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and

•	Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund's then-current prospectus and SAI.
OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions—buy, sell or exchange shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•
Any application that is sent to MUFG Investor Services (the "Transfer Agent") does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund's NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled) — or as otherwise permitted by the SEC — the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com .
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Class R6 shares may be required to pay a commission to a broker in connection with transactions in Class R6 shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.

PROSPECTUS | 94

Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for Class R6 shares of each Fund is listed in each Fund's “Fund Summary.”
Newly purchased shares are generally considered covered shares. The Funds are generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest cost-in-first-out ("HIFO").
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
The Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

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	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

Mailing Addresses
	Standard Delivery	Overnight Delivery
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (MAIL)

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

CANCELED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your canceled order.

PROSPECTUS | 96

Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Each Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.
If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of each Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order (to the extent applicable): undated non-covered shares (“non-covered shares” are shares acquired before January 1, 2012), non-covered shares followed by covered shares using the method in effect for the account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
REDEMPTION CHARGE (Guggenheim High Yield Fund)
The Guggenheim High Yield Fund is intended for long-term investors. Investors who engage in frequent, short-term trading in the Fund’s shares can disrupt the Fund’s investment program. Accordingly, the Fund imposes a 2% charge on redemptions (including exchanges) of Class R6 shares of the Fund that have been held for 90 days or less. This charge is paid to the Fund to protect the Fund’s long-term shareholders.
The redemption charge does not apply to: (1) shares purchased with reinvested dividends or distributions; (2) participants in certain group retirement plans or group annuity contracts whose processing systems are incapable of properly applying the redemption charge to underlying shareholders; (3) redemptions resulting from certain transfers upon the death of a shareholder; (4) redemptions by certain pension plans as required by law or by regulatory authorities; (5) automated systematic redemptions; (6) retirement loans and withdrawals; (7) redemptions in accounts participating in certain fee based programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries; and (8) transactions by certain qualified fund of funds. The Fund reserves the right to waive the redemption charge in its discretion.
UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

97 | PROSPECTUS

For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

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DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone

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or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS AND CONFIRMATIONS
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
 Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776
You may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.

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RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
All Funds Other than Guggenheim Ultra Short Duration Fund
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares.  If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds’ policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds. The Guggenheim High Yield Fund has a stricter policy. The Guggenheim High Yield Fund imposes a redemption fee equal to two percent of the value of the redemptions of R6 Class shares held for 90 days or less.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.
In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be canceled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to

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shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
Guggenheim Ultra Short Duration Fund Only
The Guggenheim Ultra Short Duration Fund is intended to be used by investors as a short-term investment or for cash management purposes. The Guggenheim Ultra Short Duration Fund believes that frequent or short-term trading in the Guggenheim Ultra Short Duration Fund's shares will not have a material adverse effect on the Guggenheim Ultra Short Duration Fund or its shareholders. Accordingly, the Board has not adopted policies or procedures to monitor or prevent frequent or short-term trading, although it reserves the right to adopt such a policy in the future if it determines that such policy is necessary or appropriate for the protection of shareholders. It is possible, however, that under certain market conditions, such frequent or short-term trading or certain sized trades or other trading practices could have material adverse consequences for the Guggenheim Ultra Short Duration Fund or its shareholders, particularly long-term shareholders. The Guggenheim Ultra Short Duration Fund reserves the right to refuse any purchase or exchange request for any reason.
RIGHTS RESERVED BY THE FUNDS
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Managers (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time — generally, three or five years — Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.
Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution and Shareholder Services

CLASS R6 SHARES
No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales commissions or pay 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund or for shareholder services.
COMPENSATION TO DEALERS
Each Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Funds. The level of payments made to dealers will generally vary, but may be significant. The Investment Managers determine the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Managers periodically determine the advisability of continuing these payments. The Investment Managers may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.

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Shareholder Services

SYSTEMATIC WITHDRAWAL PLAN
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
EXCHANGE PRIVILEGE
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Class R6 shares of the Funds may be exchanged only for Class R6 shares of another available Fund.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either an Investment Manager or the Funds upon 60 days notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.

Dividends and Taxes

The Funds declare dividends from their investment income daily. Each Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the

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Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Guggenheim Municipal Income Fund—The Fund intends to qualify to pay exempt-interest dividends that are generally not subject to federal tax. However, such dividends are generally subject to applicable state and local taxes. A portion of such exempt-interest dividends may also be included in determining the amount of alternative minimum tax for those taxpayers subject to such tax.
The amount of exempt-interest dividends payable by the Fund will generally be equal to the amount of gross federally tax exempt interest reduced by expenses, including expenses of any borrowing and reverse repurchase agreements. Income and gains from derivatives will generally be taxable. Payments made by the Fund with respect to swap contracts will offset tax-exempt and taxable income proportionally, potentially decreasing the amount of net tax exempt income available for distributions.
Fund dividends and distributions that are not reported as exempt-interest dividends, are generally taxable to you regardless whether you reinvest your dividends or distributions or take them in cash. Any distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
An investment in the Fund is generally not appropriate for tax-deferred retirement accounts since they do not benefit from the exemption of tax in exempt-interest dividends, and distributions from such accounts are generally taxed as ordinary income
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
All Other Funds—Fund dividends and distributions are taxable to shareholders whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax

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rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Based on the investment strategies of the Funds, the Funds are not expected to derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
Your share of interest earned by a Fund from bonds and other debt securities generally will be taxed at ordinary income rates. A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
Guggenheim Municipal Income Fund—You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any exempt-interest dividends or long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
All Other Funds—You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN TAXES
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

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FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from a Fund, as discussed in more detail in the SAI.
COST BASIS
A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Funds will permit shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share, which also is known as NAV. Each Fund calculates its NAV by:
•Taking the current market value of its total assets;
•Subtracting any liabilities; and
•Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, each Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued under the Funds' valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained

PROSPECTUS | 106

from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
The Macro Opportunities Fund may invest a portion of its total assets in shares of the Subsidiary. Every business day, the Subsidiary will offer to redeem all or a portion of its shares at the current NAV. The value of the Subsidiary's investments will affect the value of the Subsidiary's shares. The Subsidiary prices its investments by the same valuation method described above and as set forth in the Fund's valuation procedures.
More information about the valuation of the Funds’ holdings can be found in the SAI and the Funds' shareholder reports.
General Information

SHAREHOLDER INQUIRIES
Shareholders of Class A, Class C, and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.

OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders.  The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required.  Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with an Investment Manager or other parties who provide services to the Funds.

Each Fund offers other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus.  You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes

107 | PROSPECTUS

of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary.  For more information, please contact your financial intermediary, visit the Funds' website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

Financial Highlights
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial statements and related notes, are included in the Funds' 2018 Annual Reports. The 2018 Annual Reports are available upon request and are incorporated by reference in the SAI.
Effective January 28, 2014, the Funds (other than the Guggenheim Ultra Short Duration Fund), which were series of Security Income Fund, a Kansas Corporation, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware statutory trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.
Effective November 30, 2018, Guggenheim Strategy Fund I, previously a series of Guggenheim Strategy Funds Trust (the “Predecessor Fund”), which also was an investment company registered under the Investment Company Act of 1940, reorganized with and into the Guggenheim Ultra Short Duration Fund, which has adopted the Predecessor Fund’s performance, financial and other historical information. Accordingly, the performance information shown below for Institutional Class shares of the Guggenheim Ultra Short Duration Fund reflects the performance of the Predecessor Fund and not of the Guggenheim Ultra Short Duration Fund, however, the Predecessor Fund’s policies, guidelines and investment objective were the same as the Guggenheim Ultra Short Duration Fund’s in all material respects. The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Predecessor Fund’s independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements and related notes, are included in the Predecessor Fund’s 2018 Annual Report. The 2018 Annual Report is available upon request and is incorporated by reference in the SAI.
Because Class R6 shares had not commenced operations as of the fiscal year ended September 30, 2018 for each Fund except Guggenheim High Yield Fund and Guggenheim Total Return Bond, financial highlights are presented for Institutional Class shares of each Fund except Guggenheim High Yield Fund and Guggenheim Total Return Bond. Annual returns would differ only to the extent that Class R6 and Institutional Class shares have different expenses.

PROSPECTUS | 108

Financial Highlights

Guggenheim Floating Rate Strategies Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.03	$25.94	$25.90	$26.54	$26.64
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	1.00	1.05	1.10	1.16
Net gain (loss) on investments (realized and unrealized)	(.07)	.10	.12	(.42)	.06
Total from investment operations	1.04	1.10	1.17	.68	1.22
Less distributions from:
Net investment income	(1.12)	(1.01)	(1.13)	(1.24)	(1.27)
Net realized gains	—	—	—	(.08)	(.05)
Total distributions	(1.12)	(1.01)	(1.13)	(1.32)	(1.32)
Net asset value, end of period	$25.95	$26.03	$25.94	$25.90	$26.54

Total Return	4.08%	4.28%	4.71%	2.59%	4.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,227,970	$2,590,393	$1,643,932	$1,231,352	$753,476
Ratios to average net assets:
Net investment income (loss)	4.28%	3.83%	4.11%	4.18%	4.32%
Total expenses[b]	0.84%	0.82%	0.87%	0.85%	0.87%
Net expenses[d,e]	0.79%	0.79%	0.79%	0.79%	0.80%
Portfolio turnover rate	33%	44%	35%	44%	58%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	0.78%	0.78%	0.78%	0.78%	0.78%

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/18	09/30/17
Institutional Class	—	0.01%

109 | PROSPECTUS

Financial Highlights

Guggenheim High Yield Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2018	Year Ended September 30, 2017[d]
Per Share Data
Net asset value, beginning of period	$11.49	$11.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.24
Net gain (loss) on investments (realized and unrealized)	(.46)	.04
Total from investment operations	0.26	0.28
Less distributions from:
Net investment income	(.72)	(.24)
Total distributions	(.72)	(.24)
Redemption fees collected	—[e]	—[e]
Net asset value, end of period	$11.03	$11.49

Total Return	2.34%	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,421	$200,099
Ratios to average net assets:
Net investment income (loss)	6.41%	5.41%
Total expenses[b]	1.00%	0.82%
Net expenses[c,f]	1.00%	0.82%
Portfolio turnover rate	61%	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers.

[d]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[e]	Redemption fees collected are less than $0.01 per share.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
R6-Class	0.77%	0.79%	—	—	—

PROSPECTUS | 110

Financial Highlights

Guggenheim Investment Grade Bond Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.52	$18.53	$18.07	$18.47	$17.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.64	.62	.74	.68
Net gain (loss) on investments (realized and unrealized)	(.22)	.02	.58	(.31)	.83
Total from investment operations	.32	.66	1.20	.43	1.51
Less distributions from:
Net investment income	(.54)	(.67)	(.74)	(.83)	(.84)
Total distributions	(.54)	(.67)	(.74)	(.83)	(.84)
Net asset value, end of period	$18.30	$18.52	$18.53	$18.07	$18.47

Total Return	1.75%	3.67%	6.83%	2.37%	8.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380,974	$142,014	$83,168	$6,910	$5,909
Ratios to average net assets:
Net investment income (loss)	2.92%	3.51%	3.41%	4.01%	3.72%
Total expenses[b]	0.60%	0.74%	0.76%	0.94%	0.88%
Net expenses[c,d,e]	0.52%	0.70%	0.76%	0.82%	0.78%
Portfolio turnover rate	53%	81%	100%	57%	61%
a Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b Does not include expenses of the underlying funds in which the Fund invests.
c Net expense information reflects the expense ratios after expense waivers.
d The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/18	09/30/17
Institutional Class	0.00%*	0.02%
* Less than 0.01%.
e Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	0.52%	0.68%	0.75%	0.75%	0.75%

111 | PROSPECTUS

Financial Highlights

Guggenheim Limited Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.85	$24.71	$24.64	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	.59	.73	.78	.57
Net gain (loss) on investments (realized and unrealized)	(.11)	.19	.09	(.19)	(.08)
Total from investment operations	.47	.78	.82	.59	.49
Less distributions from:
Net investment income	(.62)	(.64)	(.75)	(.90)	(.53)
Net realized gains	(.01)	—[c]	—	(.01)	—
Total distributions	(.63)	(.64)	(.75)	(.91)	(.53)
Net asset value, end of period	$24.69	$24.85	$24.71	$24.64	$24.96

Total Return	1.95%	3.21%	3.43%	2.41%	1.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,629,316	$1,637,509	$476,591	$176,322	$69,150
Ratios to average net assets:
Net investment income (loss)	2.35%	2.36%	2.97%	3.14%	2.90%
Total expenses[d]	0.56%	0.61%	0.67%	0.73%	0.96%
Net expenses[e,f]	0.50%	0.56%	0.58%	0.62%	0.57%
Portfolio turnover rate	45%	55%	39%	26%	40%

[a]	Since commencement of operations: December 16, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Distributions from realized gains are less than $0.01 per share.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
f Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	0.50%	0.54%	0.55%	0.55%	0.54%

PROSPECTUS | 112

Financial Highlights

Guggenheim Macro Opportunities Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018[e]	Year Ended September 30, 2017[e]	Year Ended September 30, 2016[e]	Year Ended September 30, 2015[e]	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.71	$26.04	$26.10	$26.84	$26.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.84	1.02	1.26	1.06	1.18
Net gain (loss) on investments (realized and unrealized)	(.09)	.71	.21	(.54)	.70
Total from investment operations	.75	1.73	1.47	.52	1.88
Less distributions from:
Net investment income	(.89)	(1.06)	(1.53)	(1.26)	(1.36)
Return of captial	—	—	—	—	(.02)
Total distributions	(.89)	(1.06)	(1.53)	(1.26)	(1.38)
Net asset value, end of period	$26.57	$26.71	$26.04	$26.10	$26.84

Total Return	2.83%	6.73%	5.97%	1.92%	7.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,065,678	$4,591,424	$2,204,079	$2,396,622	$914,366
Ratios to average net assets:
Net investment income (loss)	3.15%	3.86%	4.96%	3.97%	4.37%
Total expenses[b]	1.08%	1.06%	1.29%	1.20%	1.18%
Net expenses[c,d]	0.93%	0.91%	1.08%	1.05%	1.02%
Portfolio turnover rate	66%	61%	61%	40%	54%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	0.90%	0.88%	0.90%	0.97%	0.94%

[e]	Consolidated.

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Financial Highlights

Guggenheim Municipal Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.71	$12.87	$12.53	$12.51	$11.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.30	.29	.32	.39
Net gain (loss) on investments (realized and unrealized)	(.25)	(.15)	.34	.02	.91
Total from investment operations	.08	.15	.63	.34	1.30
Less distributions from:
Net investment income	(.33)	(.31)	(.29)	(.32)	(.39)
Total distributions	(.33)	(.31)	(.29)	(.32)	(.39)
Net asset value, end of period	$12.46	$12.71	$12.87	$12.53	$12.51

Total Return	0.61%	1.19%	5.11%	2.73%	11.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,067	$15,914	$24,126	$8,564	$6,451
Ratios to average net assets:
Net investment income (loss)	2.59%	2.43%	2.24%	2.53%	3.23%
Total expenses	1.09%	0.88%	0.84%	0.89%	0.97%
Net expenses[b,c]	0.55%	0.57%	0.56%	0.56%	0.58%
Portfolio turnover rate	13%	31%	61%	80%	173%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[c]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	0.55%	0.55%	0.55%	0.55%	0.55%

PROSPECTUS | 114

Financial Highlights

Guggenheim Total Return Bond Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2018	Year Ended September 30, 2017[e]
Per Share Data
Net asset value, beginning of period	$27.09	$27.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.86
Net gain (loss) on investments (realized and unrealized)	(.38)	.18
Total from investment operations	.43	1.04
Less distributions from:
Net investment income	(.79)	(.99)
Net realized gains	—	(.11)
Total distributions	(.79)	(1.10)
Net asset value, end of period	$26.73	$27.09

Total Return	1.59%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,735	$13,709
Ratios to average net assets:
Net investment income (loss)	3.00%	3.35%
Total expenses[b]	0.53%	0.65%
Net expenses[c,d,f]	0.50%	0.51%
Portfolio turnover rate	48%	72%
a Net investment income (loss) per share was computed using average shares outstanding throughout the period.
b Does not include expenses of the underlying funds in which the Fund invests.
c Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
d The portion of the ratios of total and net expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
R6-Class	0.00%*	—
* Less than 0.01%.
e Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
f Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14	09/30/13
R6-Class	0.49%	0.48%	—	—	—	—

115 | PROSPECTUS

Financial Highlights

Guggenheim Ultra Short Duration Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

	Year Ended September 30, 2018[g]	Year Ended September 30, 2017[g]	Year Ended September 30, 2016[g]	Year Ended September 30, 2015[g]	Period Ended September 30, 2014[a,g]
Per Share Data
Net asset value, beginning of period	$10.04	$9.99	$9.95	$9.96	$9.99
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.17	.14	.11	.04
Net gain (loss) on investments (realized and unrealized)	—	.06	.04	(.01)	—
Total from investment operations	.24	.23	.18	.10	.04
Less distributions from:
Net investment income	(.27)	(.18)	(.14)	(.11)	(.05)
Net realized gains	—[f]	—	—	—	(.02)
Total distributions	(.27)	(.18)	(.14)	(.11)	(.07)
Net asset value, end of period	$10.01	$10.04	$9.99	$9.95	$9.96

Total Return[c]	2.48%	2.24%	1.95%	1.06%	0.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$356,128	$426,592	$407,371	$957,190	$659,541
Ratios to average net assets:
Net investment income (loss)	2.44%	1.73%	1.37%	1.14%	0.82%
Total expenses[d]	0.07%	0.08%	0.07%	0.04%	0.06%
Net expenses[d,e]	0.07%	0.08%	0.07%	0.04%	0.05%
Portfolio turnover rate	74%	65%	66%	46%	34%

[a]	Since commencement of operations: March 11, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not reflect the impact of any applicable sales charges.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Distributions from realized gains are less than $0.01 per share.

[g]
The per share data has been restated to reflect the reorganization of the Guggenheim Strategy Fund I with and into the Guggenheim Ultra Short Duration Fund effective November 30, 2018. In conjunction with the reorganization, Guggenheim Ultra Short Duration Fund issued 2.501601322 shares for every 1 share of Guggenheim Strategy Fund I.

PROSPECTUS | 116

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Funds, and the Funds' annual or semi-annual reports are available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard., Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

Each Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
• Guggenheim Floating Rate Strategies Fund
• Guggenheim High Yield Fund
• Guggenheim Investment Grade Bond Fund
• Guggenheim Limited Duration Fund
• Guggenheim Macro Opportunities Fund
• Guggenheim Municipal Income Fund
• Guggenheim Total Return Bond Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund , Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

117 | PROSPECTUS

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com

Mutual Funds	|	Equity	|	1.31.2019

Guggenheim Funds Prospectus
January 31, 2019, as supplemented February 4, 2019
Class A, Class C, Institutional and Class P

Ticker Symbol				Fund Name
Class A	Class C	Institutional	Class P
SAOAX	SAOCX	SAOIX	SAOSX	Guggenheim Alpha Opportunity Fund
SECIX	SEGIX	GILCX	SEGPX	Guggenheim Large Cap Value Fund
GUMAX	GUMCX	GUMNX	GUMPX	Guggenheim Market Neutral Real Estate Fund
SEVAX	SEVSX	—	SEVPX	Guggenheim Mid Cap Value Fund
—	—	SVUIX	—	Guggenheim Mid Cap Value Institutional Fund
GURAX	GURCX	GURIX	GURPX	Guggenheim Risk Managed Real Estate Fund
SSUAX	SSVCX	SSUIX	SSUPX	Guggenheim Small Cap Value Fund
SECEX	SFECX	GILIX	SFEPX	Guggenheim StylePlus—Large Core Fund
SECUX	SUFCX	GIUIX	SEUPX	Guggenheim StylePlus—Mid Growth Fund
SEQAX	SFGCX	SEWIX	SEQPX	Guggenheim World Equity Income Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

460602600-0219x0120	guggenheiminvestments.com

i | PROSPECTUS

PROSPECTUS | ii

Guggenheim Alpha Opportunity Fund

INVESTMENT OBJECTIVE
The Guggenheim Alpha Opportunity Fund (the "Fund") seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.39%	0.44%	0.22%	0.43%
Short Sales Dividend and Interest Expenses	0.02%	0.01%	0.01%	0.01%
Remaining Other Expenses	0.37%	0.43%	0.21%	0.42%
Total Annual Fund Operating Expenses	1.54%	2.34%	1.12%	1.58%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$624	$337	$237	$114	$161
3 Years	$938	$730	$730	$356	$499
5 Years	$1,275	$1,250	$1,250	$617	$860
10 Years	$2,222	$2,676	$2,676	$1,363	$1,878

1 | PROSPECTUS

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 255% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal market conditions, in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities).
The Investment Manager uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risk factors generally and risks specific to the companies in which the Fund invests. Market risk factors include, among other factors, company size, enterprise value, and sector. The Investment Manager seeks to construct portfolios of equity-related investments that maintain long positions in instruments that provide exposure to risk factors that the Investment Manager considers to be undervalued by the equity markets and sells short instruments that provide exposure to risk factors that the Investment Manager considers to be overvalued by the equity markets. The process uses fundamentally-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Then, the expected returns for the universe of stocks is further evaluated using quantitative techniques to estimate the market’s implied valuation of broad market risk factors as well as the company-specific risks. Finally, a portfolio is constructed within guidelines that buys long the stocks (or derivatives that give exposure to stocks) that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and sells short stocks (or derivatives that give exposure to stocks) for which those characteristics are perceived to be overpriced. “Alpha” in the Fund’s name refers to the potential for the Fund’s portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.
The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. That level of exposure is obtained through derivatives, including swap agreements. The Investment Manager intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions) for the portfolio, typically varying between 50% net long and 30% net short to seek to maintain low correlation to traditional equity markets, lower than market volatility and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Investment Manager’s view of current market conditions, be outside this range.
The Fund may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Fund also may invest in derivative instruments, including swaps on selected baskets of equity securities, to enable the Fund to pursue its investment objective without investing directly in the securities of companies to which the Fund is seeking exposure. The Fund may also invest in derivatives, such as options and futures contracts, to hedge or gain leveraged exposure to a particular sector, industry, market risk factor, or company depending on market conditions. The Fund will often invest in instruments traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded instruments. The Fund also may enter into long positions or short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility through, among other instruments, exchange-traded funds ("ETFs") and closed-end funds. The use of derivatives may create a leveraging effect on the Fund which will force the Fund to take offsetting positions or earmark or segregate assets to be used as collateral. The Fund actively trades its investments, which can result in significant fluctuations in the Fund's portfolio turnover rate.
While the Fund anticipates investing in these securities and instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these securities and instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed-income instruments, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase

PROSPECTUS | 2

agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.

3 | PROSPECTUS

Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that a large investor, including certain other investment companies, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund's performance or liquidity may be adversely affected as the Fund tends to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.

PROSPECTUS | 4

Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. The information also shows how the Fund’s

5 | PROSPECTUS

performance compares with the returns of a Morningstar category average consistent with the Fund’s investment strategy. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.
Important Note: Effective January 28, 2015, significant changes to the Fund’s principal investment strategies and portfolio managers were made. In connection with these changes, the Fund also added a second benchmark, the Morningstar Long/Short Equity Category Average. Please note that the Fund’s performance track record prior to January 28, 2015 related only to the Fund’s former investments, which were materially different from those currently pursued by the Fund, and is not indicative of the Fund’s future performance.

Highest Quarter Return Q3 2010 18.70%	Lowest Quarter Return Q3 2011 -19.84%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

PROSPECTUS | 6

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	7/7/2003
Return Before Taxes		-15.47%	1.41%	9.81%
Return After Taxes on Distributions		-15.87%	0.79%	9.48%
Return After Taxes on Distributions and Sale of Fund Shares		-9.16%	0.87%	7.98%
Class C	7/7/2003	-12.79%	1.64%	9.64%
Institutional Class	11/7/2008	-10.90%	2.83%	10.89%
Class P	5/1/2015	-11.26%	0.76%	N/A
Index
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		1.87%	0.63%	0.37%
Morningstar Long/Short Equity Category Average (reflects no deductions for fees, expenses or taxes)		-6.19%	1.25%	5.10%

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers, Samir Sanghani, Burak Hurmeydan and Farhan Sharaff are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; and Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers, Sanghani and Hurmeydan are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has co-managed the Fund since 2015.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.

Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

7 | PROSPECTUS

Guggenheim Large Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Large Cap Value Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.41%	0.45%	0.35%	0.69%
Total Annual Fund Operating Expenses	1.31%	2.10%	1.00%	1.59%
Fee Waiver (and/or expense reimbursement)[1]	-0.16%	-0.20%	-0.10%	-0.44%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.15%	1.90%	0.90%	1.15%

[1]
Security Investors, LLC, also known as Guggenheim Investments (the "Investment Manager"), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.15%, Class C-1.90%, Institutional Class-0.90%, and Class P-1.15%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS | 8

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$587	$293	$193	$92	$117
3 Years	$855	$639	$639	$308	$459
5 Years	$1,144	$1,111	$1,111	$543	$824
10 Years	$1,966	$2,415	$2,415	$1,216	$1,852
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”), of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000® Value Index. Although a universal definition of large market capitalization companies does not exist, the Fund generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Value Index, which is an unmanaged index measuring the performance of the large cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower expected growth values. As of December 31, 2018, the Russell 1000® Value Index consisted of securities of companies with market capitalizations that ranged from $472.5 million to $780.1 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, or to increase returns. The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any

9 | PROSPECTUS

governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may

PROSPECTUS | 10

not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.

11 | PROSPECTUS

Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q2 2009 19.19%	Lowest Quarter Return Q3 2011 -18.69%

PROSPECTUS | 12

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	8/7/1944
Return Before Taxes		-14.25%	4.30%	9.90%
Return After Taxes on Distributions		-15.76%	2.50%	8.82%
Return After Taxes on Distributions and Sale of Fund Shares		-7.86%	2.95%	7.88%
Class C	1/29/1999	-11.47%	4.52%	9.68%
Institutional Class	6/7/2013	-9.75%	5.57%	7.22
Class P	5/1/2015	-9.97%	4.45%	N/A
Index
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)		-8.27%	5.95%	11.18%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Messrs. Schier, Sharaff, and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of

13 | PROSPECTUS

interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 14

Guggenheim Market Neutral Real Estate Fund

INVESTMENT OBJECTIVE
The Guggenheim Market Neutral Real Estate Fund (the “Fund”) seeks to provide capital appreciation, while limiting exposure to general stock market risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	3.66%	3.62%	3.49%	3.58%
Total Annual Fund Operating Expenses	5.01%	5.72%	4.59%	4.93%
Fee Waiver (and/or expense reimbursement)[1]	-3.36%	-3.32%	-3.19%	-3.28%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.65%	2.40%	1.40%	1.65%

[1]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager"), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.65%, Class C-2.40%, Institutional Class-1.40% and Class P-1.65%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS | 15

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$635	$343	$243	$143	$168
3 Years	$1,621	$1,408	$1,408	$1,097	$1,188
5 Years	$2,607	$2,557	$2,557	$2,060	$2,209
10 Years	$5,072	$5,357	$5,357	$4,502	$4,768
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 216% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will employ a fundamental long-short real estate strategy that seeks to neutralize exposure to general stock market risk and volatility by taking both long and short positions in real estate investments. The Fund’s investment approach seeks to provide positive returns that are neutral with regard to other major asset classes and volatility, but the Fund’s returns may be negative during certain periods.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving long and short exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry.
The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the ownership, construction, management, financing, leasing, brokering, or sale of residential, or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.
Equity securities in which the Fund may invest include common stocks, REITs and other investment vehicles primarily engaged in the real estate industry, ETFs, and American Depositary Receipts ("ADRs"). The Fund may also invest in exchange-traded notes ("ETNs") giving exposure to real estate markets. The Fund may take a long position by buying a security that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes will appreciate, or it may sell a security short by first borrowing it from a third party with the intention to sell it later at a market price. The Fund will usually obtain exposure to short positions by entering into derivative instruments. Short positions may be used either to hedge long positions or to seek positive returns where the Investment Manager believes the security will depreciate.
The Investment Manager will make investment decisions based primarily on a relative value fundamental framework. These investment decisions will be guided by a top-down approach to allocating the Fund’s assets among geographic regions and property sectors. The Investment Manager will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management acumen and strategic direction.
The Fund may dynamically adjust its level of long and short exposure to the real estate markets over time based on macroeconomic, industry-specific, and other factors. The Fund pursues a strategy commonly referred to as “market neutral” because it is intended to maintain long and short positions that offset one another. As a result, the Fund’s net market exposure will normally approximate zero. The Fund’s long-short strategy is designed to reduce the Fund’s overall exposure to general stock market movements and produce returns that are uncorrelated to other major asset classes. The Fund may reinvest the proceeds of its short sales by taking additional long positions.
To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Investment Manager, the Fund’s long and short positions in equities may be combined with investments in

PROSPECTUS | 16

derivatives. The derivatives in which the Fund invests include, among other derivatives, swap agreements (some of these instruments may be traded in the over-the-counter market). These investments will be used to obtain the Fund's short exposure and may also be used to hedge the Fund’s portfolio, to maintain long exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio.
The Fund may also invest a substantial portion of its assets, including proceeds of its short sales, in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities, such as high yield, high risk debt securities (also known as “junk bonds”), asset-backed securities and commercial paper. Such investments will expose the Fund to the risks of these asset categories, such as credit and interest rate risk.
The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Fund is subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund's use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.

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Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
The Fund’s investments in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities expose the Fund to credit and interest rate risk. In addition, these investments expose the Fund to the risks associated with asset-backed securities, collateralized loan and debt obligations, commercial paper and high yield and unrated securities.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.

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There is no guarantee that the Fund will be able to neutralize or limit exposure to general stock market risk. The Fund’s use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund’s short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund's Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

PROSPECTUS | 19

Highest Quarter Return		Lowest Quarter Return
Q2 2017	3.36%	Q2 2018	-3.33%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception
Class A	2/26/2016
Return Before Taxes		-4.97%	1.06%
Return After Taxes on Distributions		-5.18%	0.41%
Return After Taxes on Distributions and Sale of Fund Shares		-2.79%	0.68%
Class C	2/26/2016	-2.10%	2.02%
Institutional Class	2/26/2016	-0.17%	2.99%
Class P	2/26/2016	-0.57%	2.67%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		1.87%	1.06%

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers and Thomas Youn are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Youn are primarily responsible for the day-to-day management of the Fund and have co-managed the Fund since the Fund's inception (February 2016).
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the

PROSPECTUS | 20

Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 21

Guggenheim Mid Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Mid Cap Value Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.25%
Other Expenses	0.26%	0.28%	0.35%
Total Annual Fund Operating Expenses	1.26%	2.03%	1.35%
Fee Waiver (and/or expense reimbursement)[1]	0.00%	0.00%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.26%	2.03%	1.32%

[1]
Security Investors, LLC, also known as Guggenheim Investments (the "Investment Manager"), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.42%, Class C-2.12% and Class P-1.32%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS | 22

	Class A	Class C		Class P
		Redeemed	Not Redeemed
1 Year	$597	$306	$206	$134
3 Years	$856	$637	$637	$425
5 Years	$1,134	$1,093	$1,093	$737
10 Years	$1,925	$2,358	$2,358	$1,621
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500® Value Index. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines mid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation. As of December 31, 2018, the Russell 2500® Value Index consisted of securities of companies with market capitalizations that ranged from $26 million to $12.5 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

23 | PROSPECTUS

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.

PROSPECTUS | 24

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

25 | PROSPECTUS

Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q2 2009 25.21%	Lowest Quarter Return Q3 2011 -19.78%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C and Class P will vary. The returns shown below reflect applicable sales charges, if any.

PROSPECTUS | 26

	Inception	1 Year	5 Years or Since Inception	Since Inception
Class A	5/1/1997
Return Before Taxes		-17.20%	2.04%	9.93%
Return After Taxes on Distributions		-20.16%	-0.69%	8.06%
Return After Taxes on Distributions and Sale of Fund Shares		-8.60%	1.20%	7.97%
Class C	1/29/1999	-14.46%	2.26%	9.75%
Class P	5/1/2015	-13.11%	3.87%	N/A
Index
Russell 2500® Value Index (reflects no deductions for fees, expenses or taxes)		-12.36%	4.16%	11.62%

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Mr. Schier has managed the Fund since 1997. Messrs. Sharaff and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

27 | PROSPECTUS

Guggenheim Mid Cap Value Institutional Fund

INVESTMENT OBJECTIVE
The Guggenheim Mid Cap Value Institutional Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.39%
Total Annual Fund Operating Expenses	1.14%
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not you redeem your shares). The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional

1 Year	$116
3 Years	$362
5 Years	$628
10 Years	$1,386
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500® Value Index. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines mid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation. As of December 31, 2018, the Russell 2500® Value Index consisted of securities of companies with market capitalizations that ranged from $26 million to $12.5 billion.

PROSPECTUS | 28

In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been

29 | PROSPECTUS

leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment

PROSPECTUS | 30

Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year periods for the Fund’s Institutional Class shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

31 | PROSPECTUS

Highest Quarter Return Q2 2009 24.00%	Lowest Quarter Return Q3 2011 -19.86%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Inception	1 Year	5 Years	10 Years
Institutional Class	7/11/2008
Return Before Taxes		-12.90%	3.40%	10.96%
Return After Taxes on Distributions		-15.99%	-0.04%	8.29%
Return After Taxes on Distributions and Sale of Fund Shares		-6.20%	2.00%	8.53%
Index
Russell 2500® Value Index (reflects no deductions for fees, expenses or taxes)		-12.36%	4.16%	11.62%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Mr. Schier has managed the Fund since its inception (July 2008). Messrs. Sharaff and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Fund has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to

PROSPECTUS | 32

reestablish the minimum account balance. If the account balance is not increased, the account may be closed, and the proceeds sent to the investor. Fund shares will be redeemed at net asset value on the day the account is closed.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

33 | PROSPECTUS

Guggenheim Risk Managed Real Estate Fund

INVESTMENT OBJECTIVE
The Guggenheim Risk Managed Real Estate Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.78%	0.96%	0.74%	0.88%
Short Sales Dividend and Interest Expense	0.47%	0.48%	0.47%	0.48%
Remaining Other Expenses	0.31%	0.48%	0.27%	0.40%
Total Annual Fund Operating Expenses	1.78%	2.71%	1.49%	1.88%
Fee Waiver (and/or expense reimbursement)[1]	-0.01%	-0.18%	0.00%	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.77%	2.53%	1.49%	1.78%

[1]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.30%, Class C-2.05%, Institutional Class-1.10%, and Class P-1.30%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS | 34

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$646	$356	$256	$152	$181
3 Years	$1,008	$824	$824	$471	$581
5 Years	$1,393	$1,419	$1,419	$813	$1,007
10 Years	$2,469	$3,028	$3,028	$1,779	$2,193
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Fund seeks to manage investment risk by taking both long and short positions in real estate investments by combining a traditional long-only REIT strategy sleeve and a market-neutral long/short strategy sleeve.
The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the ownership, construction, management, financing, leasing, brokering, or sale of residential or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.
Equity securities in which the Fund may invest include common stocks, REITs and other investment vehicles primarily engaged in the real estate industry, ETFs, exchange-traded notes (“ETNs”) giving exposure to real estate markets, and American Depositary Receipts (“ADRs”). The Fund may take a long position by buying a security that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes will appreciate, or it may sell a security short by first borrowing it from a third party with the intention to sell it later at a market price. The Fund may also obtain exposure to long and short positions by entering into swap agreements. Short positions may be used either to hedge long positions or to seek positive returns where the Investment Manager believes the security will depreciate. The Investment Manager will make investment decisions based primarily on a fundamental relative value framework. These investment decisions will be guided by a top-down approach to allocating the Fund’s assets among geographic regions and property sectors. The Investment Manager will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management acumen and strategic direction.
The Fund may dynamically adjust its level of long and short exposure to the real estate markets by adjusting allocations between its long-only REIT strategy sleeve and market-neutral long/short strategy sleeve over time based on macroeconomic, industry-specific, and other factors. However, the Investment Manager expects the Fund’s net exposure over time will be long biased. The Fund may reinvest the proceeds of its short sales by taking additional long positions, or it may use leverage to maintain long positions in excess of 100% of net assets.
To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Investment Manager, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, to increase returns, to generate income, or to seek

PROSPECTUS | 35

to manage volatility of the portfolio. The Fund intends to borrow from banks to take larger positions and to seek an enhanced return.
While the Fund will principally invest in securities listed, traded or dealt in the United States, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies.
The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Fund is subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation,

PROSPECTUS | 36

valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to risks common to foreign securities as well as fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the

PROSPECTUS | 37

risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences. In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.

PROSPECTUS | 38

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return		Lowest Quarter Return
Q4 2015	5.85%	Q2 2015	-8.65%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception
Class A	3/28/2014
Return Before Taxes		-8.81%	7.22%
Return After Taxes on Distributions		-9.68%	4.58%
Return After Taxes on Distributions and Sale of Fund Shares		-5.06%	4.41%
Class C	3/28/2014	-5.93%	7.50%
Institutional Class	3/28/2014	-3.99%	8.63%
Class P	5/1/2015	-4.27%	4.43%
Index
FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)		-4.62%	6.35%

PROSPECTUS | 39

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers and Thomas Youn are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Youn are primarily responsible for the day-to-day management of the Fund. Messrs. Flowers and Youn have co-managed the Fund since its inception (March 2014).
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 40

Guggenheim Small Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Small Cap Value Fund (the “Fund”) seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	1.09%	1.19%	1.16%	1.79%
Total Annual Fund Operating Expenses	2.09%	2.94%	1.91%	2.79%
Fee Waiver (and/or expense reimbursement)[1]	-0.79%	-0.89%	-0.86%	-1.49%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.30%	2.05%	1.05%	1.30%

[1]
Security Investors, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.30%, Class C-2.05%, Institutional Class-1.05%, and Class P-1.30%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

41 | PROSPECTUS

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$601	$308	$208	$107	$132
3 Years	$1,026	$826	$826	$517	$724
5 Years	$1,476	$1,470	$1,470	$952	$1,342
10 Years	$2,721	$3,198	$3,198	$2,163	$3,010
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2000® Value Index. Although a universal definition of small-capitalization companies does not exist, the Fund generally defines small-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, which is an unmanaged index measuring the performance of the small cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2018, the Russell 2000® Value Index consisted of securities of companies with market capitalizations that ranged from $7.9 million to $6.2 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund, which may result in higher portfolio turnover.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

PROSPECTUS | 42

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may case the Fund to be more volatile and riskier than if it had not been leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.

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Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.

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Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q2 2009 31.14%	Lowest Quarter Return Q3 2011 -20.95%

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AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	7/11/2008
Return Before Taxes		-17.02%	-0.26%	11.29%
Return After Taxes on Distributions		-19.65%	-2.72%	8.93%
Return After Taxes on Distributions and Sale of Fund Shares		-8.70%	-0.46%	8.89%
Class C	7/11/2008	-14.26%	-0.05%	11.12%
Institutional Class	7/11/2008	-12.61%	0.97%	12.22%
Class P	5/1/2015	-12.84%	1.31%	N/A
Index
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)		-12.86%	3.61%	10.40%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Mr. Schier has managed the Fund since its inception (July 2008). Messrs. Sharaff and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

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PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim StylePlus—Large Core Fund

INVESTMENT OBJECTIVE
Guggenheim StylePlus—Large Core Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Other Expenses	0.34%	0.49%	0.31%	0.56%
Interest Expenses	0.11%	0.10%	0.11%	0.09%
Remaining Other Expenses	0.23%	0.39%	0.20%	0.47%
Total Annual Fund Operating Expenses	1.37%	2.27%	1.09%	1.59%
Fee Waiver[1]	-0.03%	-0.03%	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver	1.34%	2.24%	1.06%	1.56%

[1]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$605	$327	$227	$108	$159
3 Years	$885	$706	$706	$344	$499
5 Years	$1,187	$1,212	$1,212	$598	$863
10 Years	$2,041	$2,603	$2,603	$1,326	$1,887
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to exceed the total return of the S&P 500 Index (the “Index”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices and large-capitalization value indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed-income instruments and cash investments to collateralize derivatives positions and to increase investment return. As of December 31, 2018, the Index consisted of securities of companies with market capitalizations that ranged from $2.9 billion to $780.1 billion.
Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements (including, but not limited to, total return swap agreements), and forward contracts (some of these instruments may be traded in the over-the-counter market). Fixed-income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed-income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
Allocation decisions within the actively managed equity, passive equity and actively managed fixed-income sleeves are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index.
Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Fund’s portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.

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The Fund invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. The Fund invests in these investment companies for various portfolio management purposes, including for cash management and liquidity management purposes and to seek to obtain exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities

PROSPECTUS | 50

lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting

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the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become

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insolvent or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences. In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

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Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective April 30, 2013, certain changes were made to the Fund’s principal investment strategies. Performance information prior to that date reflects the Fund’s prior principal investment strategies.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q3 2009 16.38%	Lowest Quarter Return Q3 2011 -17.49%

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AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	9/10/1962
Return Before Taxes		-11.26%	7.24%	11.18%
Return After Taxes on Distributions		-15.72%	3.16%	8.50%
Return After Taxes on Distributions and Sale of Fund Shares		-4.46%	4.55%	8.45%
Class C	1/29/1999	-8.43%	7.29%	10.87%
Institutional Class	3/1/2012	-6.65%	8.61%	10.38%
Class P	5/1/2015	-7.16%	6.14%	N/A
Index
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-4.38%	8.49%	13.12%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers, Qi Yan, Adam Bloch and Farhan Sharaff are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; and Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Yan are primarily responsible for the day-to-day management of the Fund. Messrs. Sharaff and Flowers have co-managed the Fund since 2013, Mr. Yan has co-managed the Fund since 2016, and Mr. Bloch has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of

55 | PROSPECTUS

interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim StylePlus—Mid Growth Fund

INVESTMENT OBJECTIVE
Guggenheim StylePlus—Mid Growth Fund (the “Fund”) seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%	0.03%
Other Expenses	0.55%	0.58%	0.51%	0.68%
Interest Expenses	0.15%	0.12%	0.12%	0.12%
Remaining Other Expenses	0.40%	0.46%	0.39%	0.56%
Total Annual Fund Operating Expenses	1.58%	2.36%	1.29%	1.71%
Fee Waiver[1]	-0.03%	-0.03%	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver	1.55%	2.33%	1.26%	1.68%

[1]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$625	$336	$236	$128	$171
3 Years	$947	$734	$734	$406	$536
5 Years	$1,292	$1,258	$1,258	$705	$925
10 Years	$2,262	$2,694	$2,694	$1,554	$2,017
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to exceed the total return of the Russell Midcap® Growth Index (the “Index”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on mid-capitalization indices, including mid-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed-income instruments and cash investments to collateralize derivatives positions and to increase investment return. As of December 31, 2018, the Index consisted of securities of companies with market capitalizations that ranged from $364.6 million to $67.9 billion.
Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements (including but not limited to total return swap agreements), and forward contracts (some of these instruments may be traded in the over-the-counter market). Fixed-income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed-income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
Allocation decisions within the actively managed equity, passive equity and actively managed fixed-income sleeves are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index.
Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Fund’s portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.

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The Fund invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. The Fund invests in these investment companies for various portfolio management purposes, including for cash management and liquidity management purposes and to seek to obtain exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities

59 | PROSPECTUS

lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting

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the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become

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insolvent or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences. In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

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Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective April 30, 2013, certain changes were made to the Fund’s investment objective and principal investment strategies. Performance information prior to that date reflects the Fund’s prior principal investment strategies.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return Q2 2009 19.75%	Lowest Quarter Return Q3 2011 -18.09%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

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	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	9/17/1969
Return Before Taxes		-11.69%	5.74%	12.56%
Return After Taxes on Distributions		-16.87%	2.20%	10.32%
Return After Taxes on Distributions and Sale of Fund Shares		-4.28%	3.67%	9.88%
Class C	1/29/1999	-8.72%	5.86%	12.26%
Institutional Class	3/1/2012	-7.07%	6.89%	9.30%
Class P	5/1/2015	-7.46%	4.14%	N/A
Index
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)		-4.75%	7.42%	15.12%
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers, Qi Yan, Adam Bloch and Farhan Sharaff are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; and Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Yan are primarily responsible for the day-to-day management of the Fund. Messrs. Sharaff and Flowers have co-managed the Fund since 2013, Mr. Yan has co-managed the Fund since 2016, and Mr. Bloch has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim World Equity Income Fund

INVESTMENT OBJECTIVE
The Guggenheim World Equity Income Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 147 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 101 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.42%	0.48%	0.32%	0.45%
Total Annual Fund Operating Expenses	1.37%	2.18%	1.02%	1.40%
Fee Waiver (and/or expense reimbursement)[1]	-0.15%	-0.21%	-0.05%	-0.18%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.22%	1.97%	0.97%	1.22%

[1]
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) have been restated to reflect the current expense limitation agreement. Security Investors, LLC, also known as Guggenheim Investments (the "Investment Manager"), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.22%, Class C-1.97%, Institutional Class-0.97%, and Class P-1.22%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

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	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$593	$300	$200	$99	$124
3 Years	$874	$662	$662	$320	$425
5 Years	$1,176	$1,150	$1,150	$558	$749
10 Years	$2,031	$2,497	$2,497	$1,243	$1,664
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in higher dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it may invest in a number of countries throughout the world, including emerging markets.
While the Fund tends to focus its investments in equity securities of large- and mid-capitalization companies, it can also invest in equity securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADS”), convertible securities and warrants and rights. The Fund invests in securities denominated in a wide variety of currencies.
The Fund may invest in a variety of investment vehicles, such as exchange-traded funds (“ETFs”) and other mutual funds to manage its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers.
The Fund may also hold up to 20% of its assets (net assets, plus the amount of any borrowing for investment purposes) in non-equity securities of foreign or U.S. issuers.
While the Fund generally does not intend to usually hold a significant portion of its assets in derivatives, the Fund may invest in derivatives, consisting of forwards, options, swaps and futures contracts (some of these instruments may be traded in the over-the-counter market) in order to maintain exposure to the securities and currency markets at times when it is unable to purchase the corresponding securities and currencies directly, or it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Further, the Fund may seek to reduce the Fund's foreign currency exposure associated with its foreign investments by engaging in transactions and derivatives designed to hedge against adverse movements in foreign currencies, including forward foreign currency contracts, spot market transactions, currency futures, and options. At times, the Fund may engage in extensive foreign currency hedging transactions.
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), will actively manage the Fund’s portfolio while utilizing quantitative analysis to forecast risk. The Investment Manager’s goal will be to construct a well diversified portfolio comprised of securities that have historically demonstrated low volatility in their returns and that collectively have the ability to provide dividend yields in excess of the Fund’s benchmark, the MSCI World Index (Net) ("MSCI Index"). In selecting investments, the Investment Manager will consider the dividend yield potential of each security, the historic volatility of each security, the correlation between securities, trading liquidity and market capitalization, among other factors or security characteristics. The Investment Manager also may consider transaction costs and overall exposures to countries, sectors and stocks. While the portfolio may be comprised of a large portion of securities that are included within the MSCI Index, a broad-based index that captures large- and mid-cap representations across a large number of developed markets countries globally, the Fund will also invest in securities that are not included in the MSCI Index. The Investment Manager may determine to sell a

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security for several reasons including the following: (1) better investment opportunities are available; (2) to meet redemption requests; (3) to close-out or unwind derivatives transactions; (4) to realize gains; or (5) if market conditions change.
The Fund may invest in a limited number of industries or industry sectors, including the technology and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Capitalization Securities Risk—The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range may underperform other segments of the equity market or the equity market as a whole.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The Fund's foreign currency hedging transactions and techniques may not be effective and, in certain cases, may adversely affect the Fund. In addition, the Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of

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derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Geographic Focus Risk—Asia. Because the Fund may focus its investments in Asia, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Geographic Focus Risk—Europe. Because the Fund may focus its investments in Europe, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager

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believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective August 15, 2013, certain changes were made to the Fund’s investment objective, principal investment strategies and portfolio management team. Performance prior to that date, as well as prior to April 29, 2011, was achieved when the Fund had a different investment objective and used different strategies.
The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

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Highest Quarter Return Q2 2009 15.19%	Lowest Quarter Return Q3 2011 -18.28%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

	Inception	1 Year	5 Years or Since Inception	10 Years or Since Inception
Class A	10/1/1993
Return Before Taxes		-13.04%	2.55%	6.01%
Return After Taxes on Distributions		-13.97%	1.47%	5.29%
Return After Taxes on Distributions and Sale of Fund Shares		-7.55%	1.49%	4.48%
Class C	1/29/1999	-10.25%	2.78%	5.85%
Institutional Class	5/2/2011	-8.46%	3.83%	3.63%
Class P	5/1/2015	-8.69%	2.83%	N/A
Index
MSCI World Index (Net) (reflects no deductions for fees, expenses or taxes, except foreign withholding taxes)[1]		-8.71%	4.56%	9.67%

[1]
The MSCI World Index (Net) returns reflect reinvested dividends net of foreign withholding taxes, but reflect no deductions for fees, expenses or other taxes. The returns are calculated by applying withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Farhan Sharaff, Evan Einstein and Jayson B. Flowers are portfolio managers of the Fund. The portfolio managers hold the titles of Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; Director and Portfolio Manager; and Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Sharaff and Einstein are primarily responsible for the day-to-day management of the Fund. Mr. Sharaff has co-managed the Fund since 2013. Messrs. Flowers and Einstein have co-managed the Fund since 2017.

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PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change. For purposes of this 80% policy, derivatives usually will be based on their notional value and the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund will count the absolute value of securities sold short. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the 1940 Act (if applicable), the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
Each Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Funds’ holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Funds’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help a Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
The Guggenheim World Equity Income Fund will determine the country of an issuer of a security based on: (a) the issuer’s domicile or location of headquarters; (b) where the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed or where it has at least 50% of its assets; (c) the principal trading market for the security; (d) the currency in which the security is denominated; or (e) the classification of the country of an issuer by a third-party index provider. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which an Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth

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below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. Each Fund may engage in active and frequent trading of portfolio securities. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Asset-Backed Securities Risk—Certain Funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate and credit risks. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of a Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which a Fund invests, defined by the assets collateralizing the asset-backed securities. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as "agency" MBS). Non-agency MBS (referred to as "private label") are subject to the risk that the value of such securities will decline because, among

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other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities—Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans. Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings. Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. CMBS are also subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. CMBS often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to prepayment and liquidity and valuation risks.
Capitalization Securities Risk—A Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, a Fund may be subject to the risk that the pre-dominate capitalization range represented in a Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. A Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
Collateralized Loan Obligations and Collateralized Debt Obligations—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

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Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper.  Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund are subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Correlation Risk—A number of factors may affect the ability to track an underlying investment, such as an index, through a management strategy or a derivative instrument or an underlying fund. Factors may include, for example, derivatives contracts costs or underlying fund fees and expenses. There can be no guarantee that an investment will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving the objective pursued by an investment. A number of factors may adversely affect correlation with the underlying investment, including fees, expenses, transaction costs, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being forced to liquidate a position at an inappropriate time.

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Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease.
A Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—A Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and corporate debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s

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Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace.
Currency Risk—A Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives.
A Fund may engage in transactions and derivatives designed to reduce the Fund's exposure to foreign currencies or to hedge against adverse movements in foreign currencies. However, there can be no assurance that the Fund’s hedging transactions or techniques will be effective because, for example, it may not accurately predict movements in exchange rates and there may be imperfect correlations between the hedging transaction and the risk that the Fund seeks to hedge or reduce. The Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances and, in some cases, the Fund may choose not to engage in such transactions. It is possible that hedging transactions and techniques can reduce the opportunities for gains or even result in losses by offsetting favorable price movements in other Fund investments. In addition, the Fund will incur costs associated with any foreign currency hedging transactions.
Depositary Receipt Risk—A Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. A Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in a Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of a Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. A Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of a Fund’s portfolio, to seek to

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manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, a Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a Fund invests.
Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by a Fund

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or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by a Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Dividend-Paying Stock Risk—A Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund . Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Emerging Markets Risk—A Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries may entail greater risks than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (viii) particular sensitivity to global economic conditions or reliance on international or other forms of aid, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed

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market countries) and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Exchange Traded Notes Risk—Certain Funds may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs and gives exposure to underlying investments (typically market indices), which may themselves be equity or fixed-income investments. However, this type of security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investment. A Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will typically give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk (which includes the risk that the issuer may fail). The timing and character of income and gains derived by a Fund from ETNs for U.S. federal income tax purposes is under consideration by the U.S. Treasury and IRS and may also be affected by future legislation.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through ADRs and GDRs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign

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investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.
Geographic Focus Risk—Asia. Because the Guggenheim World Equity Income Fund may focus its investments in Asia, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia. Although certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Geographic Focus Risk—Europe. Because the Guggenheim World Equity Income Fund may focus its investments in Europe, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. The European economy is diverse and includes both large, competitive economies and small, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund’s investments. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Growth Stocks Risk—Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined by the Investment Manager to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology regarding high yield investments. High yield securities may be more sensitive to adverse specific corporate or general market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, which may cause the value of a Fund’s holdings and NAV per share to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration (whether positive or negative) of the bonds held by a Fund or to which a Fund is exposed, the more a Fund’s share price will fluctuate in response to interest

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rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the NAV per share of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.
However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, a Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities.  Adjustable rate securities generally react to such changes to a lesser degree than fixed-rate securities, which typically depends on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates (which also may be subject to limits on the maximum increase in interest rates). During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Changing Fixed-Income Market Conditions—The Board of Governors of the Federal Reserve System (“Federal Reserve”) has raised the federal funds rate from historically low levels in recent years and has signaled that it intends to continue to do so. To the extent the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). In addition, certain countries have experienced (or may be expected to experience) negative interest rates on certain fixed-income instruments.
Changes in fixed-income market conditions, including the recent increases and potential for future increases to the federal funds rate or negative interest rates, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of a Fund’s investments and NAV per share to decline. A rise in general interest rates may also result in increased redemptions from a Fund. Very low, negative or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance. Thus, a Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investments by Investing Funds and Other Large Shareholders—Shares of the Funds are offered as an investment to certain other investment companies, large retirement plans and other large investors. The Funds are subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash

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position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
The Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund invest a substantial portion of their assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities.  Investments by the Funds in these investment companies significantly increase the Funds’ exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest. Also, the performance of an underlying fund or other investment that seeks to track a benchmark index may not correspond to the benchmark index for any period of time. Such an investment may not duplicate the exact composition of its index. In addition, unlike a fund or other investment, the returns of an index are not reduced by expenses, and therefore, the ability of a fund to match the performance of the index is adversely affected by the costs of buying and selling investments as well as other expenses.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by a Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount

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or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. In the event that a Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral.
Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. A Fund's interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value. A Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower

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may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, a Fund may need to retain legal or similar counsel to help in seeking to enforce or protect its rights. As a result, a Fund may incur the costs associated with retaining such counsel. In addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
Each Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for a Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans the rights provided to lenders or buyers, such as the Funds, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund’s portfolio.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or a Fund determines to avoid or not to receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, a Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if a Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Funds are also subject to conflicts of interest that are described in more detail in the SAI.
Large-Capitalization Securities Risk—A Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, each Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets.
The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will

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exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities when it otherwise would not do so. If a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders may bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values.
Liquidity and Valuation Risk—It may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the financial markets. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and a Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Funds’ valuation procedures will in fact approximate the price at which a Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Funds (or the Investment Managers) rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Funds' ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of a Fund's investments that are fair valued or difficult to value vary from time to time. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.
Management Risk—Each Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. An Investment Manager and each

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individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing a Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs each Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of a Fund and, as a result, may lower a Fund’s performance.
There is no guarantee that the Guggenheim Market Neutral Real Estate Fund will be able to neutralize or limit exposure to general stock market risk. The Fund's use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund's short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the securities held by a Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by a Fund will increase in value along with the broader markets. For example, the value of a Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose a Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which a Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect a Fund.
Mid-Capitalization Securities Risk—A Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for a Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Non-Diversification Risk—A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified fund. As a result, a non-diversified Fund’s performance may depend on the performance of a small number of issuers and the Fund may be more susceptible to risks associated with and adverse developments affecting a single issuer, including changes in the market value of the issuer’s securities and unfavorable market and economic developments. These events could cause a greater impact on a non-diversified Fund’s net asset value and total return (e.g., greater losses) and volatility than a more diversified portfolio.
Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of

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return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity).  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of investments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected.  In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk.   Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk.  Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Quantitative Investing Risk—There is no guarantee that the use of quantitative models, algorithms, methods or other similar techniques (“quantitative investing”), and the investments selected based on such techniques, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the model, algorithm or other similar analytical tools (“quantitative tools”).  A Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to any quantitative tool.  Thus, a Fund is subject to the risk that any quantitative tools used by an Investment Manager will not be successful as to, for example, selecting or weighting investment positions, and that these tools may not perform as expected.
Real Estate Investments Risk—The Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other laws; regulatory limitations on rents; property taxes; operating expenses; overbuilding, construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events such as earthquakes, hurricanes and terrorist acts. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns.
Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
The value or price of real estate company securities may drop because of, among other adverse events, the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies utilize

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leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Regulatory and Legal Risk—A Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which a Fund invests and a Fund's investment strategies and performance.
REIT Risk—REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by a Fund exceeds the repurchase price payable by a Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.
Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as

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illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, a Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Sector Emphasis Risk—If a Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector.  The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors.  Such issuers may also react similarly to these developments or conditions. To the extent a Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.  The Funds’ shareholder reports contain information about the Funds’ holdings, including exposures to sectors. Investors should consider consulting these reports for more information.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. A Fund may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If a Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies in the technology sector, including information technology companies, may be very volatile. The potential for wide variation in performance is based on the special risks and challenges common to these companies, including, among other things, worldwide competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. A Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure exposes a Fund to counterparty credit risk and leverage risk. The risk for loss

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on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Funds' ability to engage in short selling.
Small-Capitalization Securities Risk—A Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for a Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Tax Risk—A Fund must derive at least 90% of its gross income each taxable year from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). This requirement will limit the ability of a Fund to invest in items that could result in nonqualifying income. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
U.S. Government Securities Risk—Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.
Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Funds’ investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.
Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.
The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:

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Cyber Security and Operational Risk—As in other parts of the economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds’ or their service providers’ operations. A cyber incident could adversely impact a Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers may directly bear these risks and related costs.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
Investment Manager

Security Investors, LLC (“Security Investors” or “Guggenheim Investments”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim World Equity Income Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Security Investors were approximately $11.2 billion.
Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or “Guggenheim Investments” and with Security Investors, each is an “Investment Manager” and together, “Investment Managers”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Guggenheim Partners were approximately $192.4 billion.
The Investment Managers make investment decisions for the assets of the Funds and the applicable Investment Manager continuously reviews, supervises and administers each Fund’s investment program. Each of Security Investors and Guggenheim Partners are registered with the CFTC as a commodity pool operator (“CPO”) and Guggenheim Partners is registered as a commodity trading advisor (“CTA”), and each is a member of the National Futures Association in such capacities. Security Investors acts as CPO for Guggenheim Alpha Opportunity Fund, Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund.
MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by each Fund.

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Contractual Management Fees (expressed as a percentage of average net assets)
Guggenheim Alpha Opportunity Fund	0.90%
Guggenheim Large Cap Value Fund	0.65%
Guggenheim Market Neutral Real Estate Fund	1.10%
Guggenheim Mid Cap Value Fund	0.75%
Guggenheim Mid Cap Value Institutional Fund	0.75%
Guggenheim Risk Managed Real Estate Fund	0.75%
Guggenheim Small Cap Value Fund	0.75%
Guggenheim StylePlus—Large Core Fund	0.75%
Guggenheim StylePlus—Mid Growth Fund	0.75%
Guggenheim World Equity Income Fund	0.70%
The Investment Managers have contractually agreed through February 1, 2020 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund share classes listed below to the listed percentages of those Funds’ average daily net assets.

Fund	Class A Expense Limit	Class C Expense Limit	Institutional Class Expense Limit	Class P Expense Limit
Guggenheim Alpha Opportunity Fund	1.76%	2.51%	1.51%	1.76%
Guggenheim Large Cap Value Fund	1.15%	1.90%	0.90%	1.15%
Guggenheim Market Neutral Real Estate Fund	1.65%	2.40%	1.40%	1.65%
Guggenheim Mid Cap Value Fund	1.42%	2.12%	N/A	1.32%
Guggenheim Risk Managed Real Estate Fund	1.30%	2.05%	1.10%	1.30%
Guggenheim Small Cap Value Fund	1.30%	2.05%	1.05%	1.30%
Guggenheim World Equity Income Fund	1.22%	1.97%	0.97%	1.22%
A Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. An Investment Manager may only recoup such reimbursement when the Operating Expenses for a Fund or class do not exceed the then-applicable expense cap.
The Investment Managers have also contractually agreed through February 1, 2020, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. An Investment Manager is not entitled to reimbursement by a Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Funds’ Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, each Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Managers also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.

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A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal period ended September 30, 2018.
PORTFOLIO MANAGERS
The following individuals serve as portfolio managers of the Funds:
Guggenheim Alpha Opportunity Fund—Jayson B. Flowers, Samir Sanghani, Burak Hurmeydan and Farhan Sharaff are portfolio managers of the Fund. Jayson B. Flowers, Samir Sanghani and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund.
Guggenheim Large Cap Value Fund—James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
Guggenheim Market Neutral Real Estate Fund—Jayson B. Flowers and Thomas Youn are portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund.
Guggenheim Mid Cap Value Fund—James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
Guggenheim Mid Cap Value Institutional Fund—James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
Guggenheim Risk Managed Real Estate Fund—Jayson B. Flowers and Thomas Youn are portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund.
Guggenheim Small Cap Value Fund—James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
Guggenheim StylePlus—Large Core Fund—Jayson B. Flowers, Qi Yan, Adam Bloch and Farhan Sharaff are portfolio managers of the Fund. Jayson B. Flowers and Qi Yan are primarily responsible for the day-to-day management of the Fund.
Guggenheim StylePlus—Mid Growth Fund—Jayson B. Flowers, Qi Yan, Adam Bloch and Farhan Sharaff are portfolio managers of the Fund. Jayson B. Flowers and Qi Yan are primarily responsible for the day-to-day management of the Fund.
Guggenheim World Equity Income Fund—Farhan Sharaff, Evan Einstein and Jayson B. Flowers are portfolio managers of the Fund. Farhan Sharaff and Evan Einstein are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
Samir Sanghani, Managing Director and Portfolio Manager of Security Investors, has co-managed Guggenheim Alpha Opportunity Fund since January 2015. Mr. Sanghani’s responsibilities include equity portfolio management, research, and development of strategies as head of the Quantitative Strategies Group in Santa Monica. He also leads a team of fundamental sector analysts covering US equities. Prior to joining Guggenheim in 2008, he was portfolio manager of a value/opportunistic equity hedge fund. Mr. Sanghani also served as VP of Operations and Chief Compliance Officer at a multi-manager hedge fund firm offering fundamental and quantitative equity long/short strategies. Prior to this, he was a Management Consultant for six years at PriceWaterhouseCoopers. Mr. Sanghani holds a B.S. degree in Electrical and Computer Engineering from Rice University and an MBA from M.I.T. Sloan School of Management. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Burak Hurmeydan, Ph.D., Director and Portfolio Manager of Security Investors, has co-managed Guggenheim Alpha Opportunity Fund since January 2015, and Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund and Guggenheim Small Cap Value Fund since November 2018. Dr. Hurmeydan joined Guggenheim in 2011 as an Analyst of Quantitative Strategies. Before joining Guggenheim, he was a Quantitative Risk/Research Analyst with Citadel Asset Management from 2008 to 2009. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.
Jayson B. Flowers, Senior Managing Director and Portfolio Manager of the Investment Managers, has co-managed Guggenheim Alpha Opportunity Fund since January 2015, Guggenheim Market Neutral Real Estate Fund since its inception (February 2016), Guggenheim Risk Managed Real Estate Fund since its inception (March 2014), Guggenheim

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StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2013, and Guggenheim World Equity Income Fund since January 2017. Mr. Flowers joined Guggenheim Partners in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies where he manages the portfolios, risk, and trading across the Equity, Derivatives, Managed Futures, and Commodity Strategies. Mr. Flowers has close to 20 years’ experience in the financial markets with a focused concentration in portfolio management, risk management and trade execution across various sectors of the capital structure. His investment experience ranges in expertise from Managing Portfolios and Risk on Structured Product Investments, Global Equity Arbitrage, Alternatives, and Asset Backed Strategies, to Trading U.S. Government Agencies, Foreign Sovereign Debt, Commodities, Managed Futures, Currencies, and Derivatives. Prior to Guggenheim, Mr. Flowers was a founding partner of Adventure Capital, a Venture Capital and Merchant Banking company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of the Investment Managers. He has co-managed Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund and Guggenheim Small Cap Value Fund since August 2015, Guggenheim Alpha Opportunity Fund since January 2015, Guggenheim World Equity Income Fund since August 2013, and Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2013. Mr. Sharaff joined Guggenheim Partners in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Partners, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
James P. Schier, CFA, Senior Managing Director and Portfolio Manager of Security Investors, has been the manager of Guggenheim Mid Cap Value Fund since its inception (May 1997), Guggenheim Mid Cap Value Institutional Fund since July 2008, Guggenheim Small Cap Value Fund since its inception (July 2008), and Guggenheim Large Cap Value Fund since August 2015. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.
Gregg Strohkorb, CFA, Director and Portfolio Manager of Security Investors, has managed Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Large Cap Value Fund and Guggenheim Small Cap Value Fund since August 2015. Mr. Strohkorb joined the Investment Manager in 2006 and also serves as a senior quantitative research analyst. Prior to joining the firm, Mr. Strohkorb was a Quantitative Equity Analyst for Denver Investment Advisors and a small hedge fund. In addition, Mr. Strohkorb has extensive experience in software development, systems management and database management. This includes experience with Morgan Stanley in international equity trading, settlement, corporate actions and securities lending systems. He earned a B.S. in Biological Sciences and an M.S. in Applied Science from The College of William and Mary and an MBA in International Business from the American Graduate School of International Management. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.
Thomas Youn, CFA, Managing Director and Portfolio Manager of Guggenheim Partners, has co-managed the Guggenheim Market Neutral Real Estate Fund since its inception (February 2016) and the Guggenheim Risk Managed Real Estate Fund since its inception (March 2014). Mr. Youn joined the Investment Manager in 2009, and is responsible for managing the Investment Manager's listed real estate strategies. Mr. Youn has more than 15 years of experience in the financial markets with a concentration in public and private real estate investing. Prior to joining the Investment Manager, Mr. Youn managed real estate strategies at Cliffwood Partners, where he served as a real estate generalist covering REITs and real estate C-Corps in the U.S. and Canada. He also assisted with portfolio construction and development of key investment themes and exposure targets for hedged and long-only funds. Prior to that, Mr. Youn was a Senior Equity Research Associate for Green Street Advisors covering the retail REIT sector. Prior to that, Mr. Youn gained public and private real estate experience working for Green Street Advisors and AEW Capital Management. Mr. Youn holds a B.S. in Finance from the University of Southern California and has earned the Chartered Financial Analyst designation.

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Qi Yan, Managing Director and Portfolio Manager in equity and equity derivative strategies of Guggenheim Partners. He has co-managed Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2016. Mr. Yan joined Guggenheim Partners in 2005. In addition to his portfolio management responsibilities, Mr. Yan works closely with institutional clients in developing and implementing customized risk management solutions. Mr. Yan earned his M.S. in Statistics from Yale University, and his B.S. in Mathematics from Cambridge University.
David G. Toussaint, CFA, Managing Director and Portfolio Manager of Security Investors. He has co-managed Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund and Guggenheim Small Cap Value Fund since January 2017. Mr. Toussaint has more than 25 years of investment industry experience.  From 2012 to 2016, Mr. Toussaint was a Senior Equity Research Analyst covering the energy, utilities, and healthcare sectors for the value equity funds.  From 2000 to 2012, he served as the portfolio manager for the firm’s high yield mutual fund strategy.  Prior to joining the Investment Manager in 2000, Mr. Toussaint was a fixed-income credit research analyst and an investment accounting manager for Allstate Insurance. Mr. Toussaint earned a B.A. in Economics from the University of Illinois, a M.S. in Accounting from DePaul University and an MBA in Finance from the University of Chicago. He is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst® designation.
Evan Einstein, Director and Portfolio Manager of Security Investors. He has co-managed Guggenheim World Equity Income Fund since January 2017. Mr. Einstein joined Guggenheim in 2010 as a valued member of the Global Alpha Equity team. He is responsible for portfolio optimization and development as well as maintaining the systems. He has previously worked for Oppenheimer Institutional’s small-cap value portfolio management desk as well as for State Street Global Advisors global equity trading analytics. Prior to this, Mr. Einstein was CTO and founding partner at Elkweb Information Systems, an internet technology and information firm. He has received his B.S. degree in Electrical Engineering from Syracuse University and an MBA from Babson College.
Adam Bloch, Director and Portfolio Manager of Guggenheim Partners. He has co-managed Guggenheim StylePlus— Large Core Fund and StylePlus—Mid Growth Fund since November 2018. Mr. Bloch joined Guggenheim Partners in 2012 and is a Portfolio Manager for the firm's Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Partners, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
CONFLICTS OF INTEREST

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An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Managers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Managers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund’s participation in an investment decision, disadvantage a Fund or benefit an Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

Although the Funds are not currently sub-advised, the Investment Managers and the Funds have received from the SEC an exemptive order for a multi manager structure that allows the Investment Managers to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Managers to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds’ Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Managers would provide the following oversight and evaluation services if a Fund uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Funds;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Managers do not expect to recommend frequent changes of any future sub-advisers. Although the Investment Managers will monitor the performance of any sub-advisers, there is no certainty that a sub-adviser or Fund will obtain favorable results at any given time.
Buying, Selling and Exchanging Fund Shares

Each share class of a Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Funds and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Funds.
Class A and Class C
Class A shares and Class C shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment for Class A and Class C shares is $100. Class A and Class C do not have a minimum account balance. The Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”
Institutional Class
Institutional Class shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
Eligible investors for Institutional Class shares include the following:

•	Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Funds;

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•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Funds’ Investment Manager or Distributor, and their affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Section 529 college savings plan accounts;

•	Funds of Funds advised by the Investment Manager or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Funds.
Each Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Institutional Class shares of each Fund are subject to a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.
A shareholder currently holding Class A or Class C shares of a Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of a Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P
Class P shares are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. A Fund reserves the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Class P shares are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

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•	Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in each Fund’s then-current prospectus and SAI.
Class P shares will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
SHARE CLASS CONVERSIONS
A share class conversion effectively involves exchanging shares of one class of a Fund for another share class of the same Fund.  From time to time, the Funds may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Funds may determine).  A share class conversion is generally not subject to the market timing and short term trading policies described in this Prospectus. The Funds reserve the right to modify, suspend or eliminate any share class conversion features at any time.

Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held.  You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

Although the Funds expect that a conversion between share classes of the same Fund should ordinarily not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax adviser with respect to the federal, state and local (or foreign) tax treatment of your investment in a Fund and any share class conversions.  You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.

99 | PROSPECTUS

OPENING YOUR ACCOUNT (Class A, Class C and Institutional Class Only)
You will need to open a Guggenheim Investments shareholder account to make Class A, Class C and Institutional Class share transactions—buy, sell or exchange Class A, Class C and Institutional Class shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION (Class A, Class C and Institutional Class Only)

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•	Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund's NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the "Distributor"), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

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Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you are a shareholder of Class A, Class C or Institutional Class shares and you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. If you are a shareholder of Class P shares and you opened your account through a financial intermediary, you will submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Funds' sales charge waivers and discounts disclosed below in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial intermediaries are set forth in Appendix A to this Prospectus, which may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.
CLASS A SHARES
Class A shares are sold at NAV plus the applicable initial sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The Funds make available (free of charge) information regarding sales charge waivers and discounts at www.guggenheiminvestments.com/mf/share-class-information. The information contained in or otherwise accessible through guggenheiminvestments.com does not form part of this Prospectus.

The current sales charge rates are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or greater	None*	None*

*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts, including eligibility requirements for sales charge waivers or discounts that may be available to you.
HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

•
Rights of Accumulation—To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•
Letters of Intent—Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds’ Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Funds.

101 | PROSPECTUS

•
Reinstatement Privilege—If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal initial sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the initial sales charge. You must notify the Funds that you intend to exercise the reinstatement privilege in writing. The Funds are generally required to receive your purchase order within 90 days of your redemption.

SALES CHARGE WAIVERS
Class A shares of the Funds may be purchased at NAV by the following individuals:

•
Trustees and officers of the Funds or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;

•	Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;

•	Retirement plans/retirement plan platforms that have assets of at least $1 million or at least 25 eligible employees;

•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Funds;

•	A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;

•
A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed; and

•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the initial sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A hereto.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to an initial sales charge (sometimes called a NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:

•	Class A shares purchased by reinvesting dividends and distributions.

•	When exchanging Class A shares of one Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust.
CLASS C SHARES
Class C shares are sold at NAV, without any initial sales charge, so that the full amount of your purchase is invested in the Funds. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.
WAIVER OF CDSC
With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

•	An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;

•	Following the death or disability of the shareholder;

•	For the redemption of the first 10% of shares sold within 12 months of purchase;

•	In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Code; or

•	In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Code for:

•	Returns of excess contributions to the plan;

•	Retirement of a participant in the plan;

•	A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);

•	Financial hardship (as defined in regulations under the Code) of a participant in a plan;

•	Termination of employment of a participant in a plan; or

•	Any other permissible withdrawal under the terms of the plan.

In addition, the CDSC applicable to Class A or Class C shares will be waived for shares converted to Institutional Class shares through traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for each of Class A, Class C and Institutional Class shares of each Fund is listed in each Fund’s “Fund Summary.” Class P shares of the Fund do not have a minimum initial or subsequent investment

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amount. Please contact your financial intermediary for more information about purchasing Class P shares, including the intermediary's applicable policies and procedures.
Purchases of Class C shares of each Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of each Fund.
Shares acquired on or after January 1, 2012 are generally considered covered shares. The Funds are generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest cost-in-first-out ("HIFO"). For redemptions of shares acquired before January 1, 2012 (“non-covered shares”), the Funds are not required to report cost basis information to you or the IRS.
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
Class A, Class C and Institutional Class
For purchases of Class A, Class C or Institutional Class shares, the Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

103 | PROSPECTUS

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase

•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

Class P
For purchases of Class P shares, you will submit purchase orders through your financial intermediary. Class P shares cannot be purchased directly through the Transfer Agent. Guggenheim Investments does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.

CANCELLED PURCHASE ORDERS (Class A, Class C and Institutional Class Only)
For purchases of Class A, Class C or Institutional Class shares, Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.

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If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if the Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your cancelled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Each Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
Class A, Class C and Institutional Class
For redemptions of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file. If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of each Fund;

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•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.
Class P
For redemptions of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. For shares of each class other than Class P shares, all requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS

The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

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MEDALLION SIGNATURE GUARANTEES (Class A, Class C and Institutional Class Only)
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
UNCASHED CHECK POLICY (Class A, Class C and Institutional Class Only)
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued. If a re-issued check is not cashed within 90 days, the check will be cancelled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
Class A, Class C and Institutional Class
For exchanges of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

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•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

Class P
For exchanges of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DOLLAR-COST AVERAGING (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C and Institutional Class shares may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT

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For information on what is required to make changes and/or additions to your Class A, Class C, and/or Institutional Class account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET (Class A, Class C and Institutional Class Only)
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS AND CONFIRMATIONS (Class A, Class C and Institutional Class Only)
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES (Class A, Class C and Institutional Class Only)
eDelivery offers shareholders of Class A, Class C and Institutional Class shares the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776 (Class A, Class C and Institutional Class Only)
If you are a shareholder of Class A, Class C or Institutional Class shares, you may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

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SERVICE AND OTHER FEES (Class A, Class C and Institutional Class Only)
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES (Class A, Class C and Institutional Class Only)
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds’ policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.
In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUNDS

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In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Managers (or their affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time — generally, three or five years — Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution and Shareholder Services

CLASS A AND CLASS P SHARES
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class A and Class P shares that allows the Funds to pay distribution fees under the Distribution Plan to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Funds will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of the applicable share class. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
CLASS C SHARES
The Funds have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act, applicable to Class C shares that allows each Fund to pay annual distribution and service fees of 1.00% of the average daily net assets of the Fund's Class C shares. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO DEALERS
Each Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Funds. The level of payments made to dealers will generally vary, but may be significant. The Investment Managers determine the extent of such payments in its sole discretion in response to requests from dealer firms,

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based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Managers periodically determine the advisability of continuing these payments. The Investment Managers may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Shareholder Services

SUB-TRANSFER AGENCY SERVICES
The Distributor or Trust may enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary.  The aggregate amount of these payments, which are reimbursed in all or in part by the Funds, may be substantial and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Funds’ operating expenses and reduce their investment performance.

SYSTEMATIC WITHDRAWAL PLAN (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C or Institutional Class shares who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.

EXCHANGE PRIVILEGE
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Funds may be exchanged only for shares of the same class of another available fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Funds’ Distributor.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or initial sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder of Class A, Class C or Institutional Class shares may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if

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received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either an Investment Manager or the Funds upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
If your investment in Class A or Class C shares of a Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of a Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of a Fund prior to the exchange of the shares for Money Market Class Shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of a Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

Each Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.

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If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you generally will recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN TAXES
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid

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by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 35% on certain capital gain dividends) from a Fund, as discussed in more detail in the SAI.
COST BASIS
A Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date).
The Funds will permit shareholders of Class A, Class C and Institutional Class shares to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Funds will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder of Class A, Class C and Institutional Class shares (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Shareholders of Class P shares should contact the financial intermediary through whom Fund shares were purchased for more information with respect to reporting of cost basis and available elections for their account.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
•Taking the current market value of its total assets;
•Subtracting any liabilities; and
•Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, each Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued under the Funds' valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.

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Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Funds’ holdings can be found in the SAI and the Funds' shareholder reports.

General Information

SHAREHOLDER INQUIRIES
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
Shareholders of Class P shares who have questions concerning their account or wish to obtain additional information should contact the broker/dealer or other financial intermediary through whom Fund shares were purchased (or are held).
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders.  The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with an Investment Manager or other parties who provide services to the Funds.
Each Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus.  You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial

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intermediary. For more information, please contact your financial intermediary, visit the Funds' website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements and related notes, are included in the Funds’ 2018 Annual Reports. The 2018 Annual Reports are available upon request and are incorporated by reference in the SAI.
Effective January 28, 2014 (and September 24, 2014 for Guggenheim Alpha Opportunity Fund), the Funds, which were series of Security Equity Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund, Kansas corporations, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware statutory trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.
Effective January 28, 2015 , significant changes to the Guggenheim Alpha Opportunity Fund's principal investment strategies and portfolio managers were made.

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Financial Highlights

Guggenheim Alpha Opportunity Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$21.20	$19.08	$18.39	$18.01	$16.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.31	(.19)	(.35)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.60)	1.72	.88	.73	1.92
Total from investment operations	(.50)	2.03	.69	.38	1.79
Less distributions from:
Net investment income	—	—	—	(—)[b]	—
Net realized gains	(1.45)	(0.01)	—	—	—
Total distributions	(1.45)	(0.01)	—	(—)[b]	—
Net asset value, end of period	$19.15	$21.10	$19.08	$18.39	$18.01

Total Return[c]	(2.90%)	10.70%	3.70%	2.13%	11.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,243	$15,011	$16,041	$11,485	$7,989
Ratios to average net assets:
Net investment income (loss)	0.51%	1.49%	(1.02%)	(1.88%)	(0.73%)
Total expenses[g]	1.54%	2.21%	2.69%	3.92%	3.25%
Net expenses[d,e,h]	1.54%	2.17%	2.69%	2.94%	2.12%
Portfolio turnover rate	255%	92%	235%	124%	—

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.62	$16.96	$16.47	$16.25	$14.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.09	(.29)	(.44)	(.23)
Net gain (loss) on investments (realized and unrealized)	(.51)	1.58	.78	.66	1.74
Total from investment operations	(.56)	1.67	.49	.22	1.51
Less distributions from:
Net investment income	—	—	—	(—)[b]	—
Net realized gains	(1.45)	(0.01)	—	—	—
Total distributions	(1.45)	(0.01)	—	(—)[b]	—
Net asset value, end of period	$16.61	$18.62	$16.96	$16.47	$16.25

Total Return[c]	(3.65%)	9.91%	2.91%	1.38%	10.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,036	$2,508	$1,550	$1,203	$1,117
Ratios to average net assets:
Net investment income (loss)	(0.31%)	0.47%	(1.72%)	(2.64%)	(1.46%)
Total expenses[g]	2.34%	2.94%	3.91%	4.81%	4.11%
Net expenses[d,e,h]	2.31%	2.88%	3.46%	3.68%	2.87%
Portfolio turnover rate	255%	92%	235%	124%	—

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Financial Highlights (continued)

Guggenheim Alpha Opportunity Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$21.19	$19.11	$18.39	$19.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.06)	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.61)	2.15	.84	(.59)
Total from investment operations	(.51)	2.09	.72	(.72)
Less distributions from:
Net realized gains	(1.45)	(.01)	—	—
Total distributions	(1.45)	(.01)	—	—
Net asset value, end of period	$19.23	$21.19	$19.11	$18.39

Total Return[c]	(2.93%)	11.00%	3.86%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,525	$7,720	$4,453	$134
Ratios to average net assets:
Net investment income (loss)	0.47%	(0.31%)	(0.65%)	(1.77%)
Total expenses[g]	1.58%	1.75%	2.44%	3.31%
Net expenses[d,e,h]	1.57%	1.72%	2.44%	2.87%
Portfolio turnover rate	255%	92%	235%	124%

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Financial Highlights (concluded)

Guggenheim Alpha Opportunity Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$29.86	$26.82	$25.73	$25.13	$22.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.12	(.13)	(.40)	(.12)
Net gain (loss) on investments (realized and unrealized)	(.91)	2.93	1.22	1.00	2.67
Total from investment operations	(.64)	3.05	1.09	.60	2.55
Less distributions from:
Net investment income	—	—	—	(—)[b]	—
Net realized gains	(1.45)	(0.01)	—	—	—
Total distributions	(1.45)	(0.01)	—	(—)[b]	—
Net asset value, end of period	$27.77	$29.86	$26.82	$25.73	$25.13

Total Return	(2.50%)	11.42%	4.20%	2.41%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$181,095	$196,180	$56,550	$50,304	$1,645
Ratios to average net assets:
Net investment income (loss)	0.94%	0.40%	(0.49%)	(1.55%)	(0.48%)
Total expenses[g]	1.12%	1.38%	2.23%	2.80%	2.90%
Net expenses[d,e,h]	1.12%	1.37%	2.23%	2.80%	1.87%
Portfolio turnover rate	255%	92%	235%	124%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Distributions from net investment income are less than $0.01 per share.

[c]	Total return does not reflect the impact of any applicable sales charges.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.02%	0.32%
C-Class	0.07%	0.64%
P-Class	0.04%	—
Institutional Class	—	0.01%

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[g]	Does not include expenses of the underlying funds in which the Fund invests.

[h]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.52%	2.00%	2.11%	2.11%	2.11%
C-Class	2.30%	2.71%	2.86%	2.86%	2.86%
P-Class	1.56%	1.68%	1.87%	2.10%	—
Institutional Class	1.11%	1.28%	1.63%	1.86%	1.86%

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Financial Highlights

Guggenheim Large Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$46.96	$41.78	$39.11	$43.80	$38.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.37	.58	.36	.30
Net gain (loss) on investments (realized and unrealized)	4.46	6.80	5.23	(3.36)	5.51
Total from investment operations	4.94	7.17	5.81	(3.00)	5.81
Less distributions from:
Net investment income	(.51)	(.58)	(.37)	(.35)	(.29)
Net realized gains	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(3.82)	(1.99)	(3.14)	(1.69)	(.29)
Net asset value, end of period	$48.08	$46.96	$41.78	$39.11	$43.80

Total Return[b]	10.82%	17.68%	15.69%	(7.19%)	15.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,369	$60,157	$55,325	$45,318	$60,281
Ratios to average net assets:
Net investment income (loss)	1.03%	0.83%	1.48%	0.85%	0.72%
Total expenses[d]	1.31%	1.30%	1.34%	1.35%	1.48%
Net expenses[c,e,g]	1.15%	1.17%	1.17%	1.16%	1.17%
Portfolio turnover rate	24%	40%	56%	60%	40%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$43.29	$38.68	$36.38	$40.91	$35.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.03	.27	.04	(.02)
Net gain (loss) on investments (realized and unrealized)	4.09	6.28	4.87	(3.13)	5.16
Total from investment operations	4.21	6.31	5.14	(3.09)	5.14
Less distributions from:
Net investment income	(.16)	(.29)	(.07)	(.10)	(.09)
Net realized gains	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(3.47)	(1.70)	(2.84)	(1.44)	(.09)
Net asset value, end of period	$44.03	$43.29	$38.68	$36.38	$40.91

Total Return[b]	9.97%	16.74%	14.87%	(7.89%)	14.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,632	$3,461	$3,075	$3,345	$3,963
Ratios to average net assets:
Net investment income (loss)	0.28%	0.08%	0.75%	0.10%	(0.04%)
Total expenses[d]	2.10%	2.09%	2.18%	2.16%	2.33%
Net expenses[c,e,g]	1.90%	1.92%	1.92%	1.91%	1.92%
Portfolio turnover rate	24%	40%	56%	60%	40%

PROSPECTUS | 122

Financial Highlights (continued)

Guggenheim Large Cap Value Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$46.91	$41.74	$39.13	$43.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.37	1.40	.22
Net gain (loss) on investments (realized and unrealized)	4.44	6.78	4.44	(4.73)
Total from investment operations	4.93	7.15	5.84	(4.51)
Less distributions from:
Net investment income	(.53)	(.57)	(.46)	—
Net realized gains	(3.31)	(1.41)	(2.77)	—
Total distributions	(3.84)	(1.98)	(3.23)	—
Net asset value, end of period	$48.00	$46.91	$41.74	$39.13

Total Return	10.80%	17.63%	15.83%	(10.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147	$158	$123	$9
Ratios to average net assets:
Net investment income (loss)	1.03%	0.83%	3.61%	1.21%
Total expenses[d]	1.59%	1.69%	1.41%	3.29%
Net expenses[c,e,g]	1.15%	1.17%	1.17%	1.16%
Portfolio turnover rate	24%	40%	56%	60%

PROSPECTUS | 123

Financial Highlights (concluded)

Guggenheim Large Cap Value Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$46.56	$41.84	$39.17	$43.87	$38.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.51	.83	.47	.40
Net gain (loss) on investments (realized and unrealized)	4.35	6.72	5.10	(3.37)	5.51
Total from investment operations	4.99	7.23	5.93	(2.90)	5.91
Less distributions from:
Net investment income	(.64)	(1.10)	(.49)	(.46)	(.36)
Net realized gains	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(3.95)	(2.51)	(3.26)	(1.80)	(.36)
Net asset value, end of period	$47.60	$46.56	$41.84	$39.17	$43.87

Total Return	11.04%	17.96%	15.98%	(6.97%)	15.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,946	$1,681	$40	$2,544	$3,339
Ratios to average net assets:
Net investment income (loss)	1.39%	1.13%	2.13%	1.09%	0.96%
Total expenses[d]	1.00%	1.07%	1.04%	0.98%	1.08%
Net expenses[c,e,g]	0.90%	0.92%	0.92%	0.91%	0.92%
Portfolio turnover rate	24%	40%	56%	60%	40%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.00%*	0.01%
C-Class	0.00%*	0.01%
P-Class	—	0.00%*
Institutional Class	—	0.02%
* Less than 0.01%

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.15%	1.15%	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	1.15%	1.15%	—
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%

PROSPECTUS | 124

Financial Highlights

Guggenheim Market Neutral Real Estate Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.47	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.50	.08	.24
Net gain (loss) on investments (realized and unrealized)	(.41)	1.94	(.79)
Total from investment operations	.09	2.02	(.55)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$25.16	$26.47	$24.45

Total Return[e]	0.13%	8.38%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,482	$109	$100
Ratios to average net assets:
Net investment income (loss)	2.00%	0.31%	1.66%
Total expenses	5.01%	4.88%	3.74%
Net expenses[c,d,f]	1.65%	1.65%	1.64%
Portfolio turnover rate	216%	145%	135%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.16	$24.35	$25.00
Income (loss) from investment operations:
Net investment income loss[b]	.12	(.11)	.12
Net gain (loss) on investments (realized and unrealized)	(.21)	1.92	(.77)
Total from investment operations	(.09)	1.81	(.65)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$24.67	$26.16	$24.35

Total Return[e]	(0.59%)	7.56%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134	$143	$97
Ratios to average net assets:
Net investment income (loss)	0.47%	(0.52%)	0.93%
Total expenses	5.72%	5.70%	4.47%
Net expenses[c,d,f]	2.38%	2.40%	2.38%
Portfolio turnover rate	216%	145%	135%

PROSPECTUS | 125

Financial Highlights (continued)

Market Neutral Real Estate Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.48	$24.45	$25.00
Income (loss) from investment operations:
Net investment income loss[b]	.33	.16	.26
Net gain (loss) on investments (realized and unrealized)	(.27)	1.87	(.81)
Total from investment operations	.06	2.03	(.55)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$25.14	$26.48	$24.45

Total Return	0.09%	8.34%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$488	$324	$124
Ratios to average net assets:
Net investment income (loss)	1.26%	0.52%	1.64%
Total expenses	4.93%	5.18%	3.65%
Net expenses[c,d,f]	1.65%	1.65%	1.66%
Portfolio turnover rate	216%	145%	135%

PROSPECTUS | 126

Financial Highlights (concluded)

Market Neutral Real Estate Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.57	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.14	.28
Net gain (loss) on investments (realized and unrealized)	(.21)	1.94	(.79)
Total from investment operations	.15	2.08	(.51)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$25.32	$26.57	$24.49

Total Return	0.36%	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,083	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	1.39%	0.55%	1.92%
Total expenses	4.59%	4.52%	3.41%
Net expenses[c,d,f]	1.40%	1.40%	1.39%
Portfolio turnover rate	216%	145%	135%

[a]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.22%
C-Class	—	0.22%
P-Class	—	0.16%
Institutional Class	—	0.18%

[e]	Total return does not reflect the impact of any applicable sales charges.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts excluding these expenses, the net expense ratio for the periods presented would be:

	09/30/18	09/30/17	09/30/16
A-Class	1.65%	1.63%	1.63%
C-Class	2.37%	2.37%	2.37%
P-Class	1.65%	1.63%	1.65%
Institutional Class	1.40%	1.38%	1.38%

PROSPECTUS | 127

Financial Highlights

Guggenheim Mid Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$35.37	$30.27	$30.86	$37.73	$38.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.03	.30	.06	.03
Net gain (loss) on investments (realized and unrealized)	3.37	6.09	3.95	(2.24)	2.04
Total from investment operations	3.43	6.12	4.25	(2.18)	2.07
Less distributions from:
Net investment income	—	(.37)	—	—	—
Net realized gains	(2.60)	(.65)	(4.84)	(4.69)	(2.49)
Total distributions	(2.60)	(1.02)	(4.84)	(4.69)	(2.49)
Net asset value, end of period	$36.20	$35.37	$30.27	$30.86	$37.73

Total Return[b]	10.05%	20.62%	15.51%	(6.83%)	5.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392,495	$396,408	$407,883	$476,792	$1,017,208
Ratios to average net assets:
Net investment income (loss)	0.17%	0.11%	1.04%	0.18%	0.08%
Total expenses[c]	1.26%[d]	1.27%[d]	1.49%	1.42%	1.39%
Net expenses[f]	1.26%[g]	1.27%[g]	1.49%	1.42%	1.39%
Portfolio turnover rate	54%	55%	52%	84%	35%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$26.33	$22.78	$24.54	$31.14	$32.13
Income (loss) from investment operations:
Net investment loss[a]	(.17)	(.17)	.06	(.15)	(.21)
Net gain (loss) on investments (realized and unrealized)	2.49	4.55	3.02	(1.76)	1.71
Total from investment operations	2.32	4.38	3.08	(1.91)	1.50
Less distributions from:
Net investment income	—	(.18)	—	—	—
Net realized gains	(2.60)	(.65)	(4.84)	(4.69)	(2.49)
Total distributions	(2.60)	(.83)	(4.84)	(4.69)	(2.49)
Net asset value, end of period	$26.05	$26.33	$22.78	$24.54	$31.14

Total Return[b]	9.22%	19.63%	14.64%	(7.49%)	4.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,996	$87,508	$98,176	$126,047	$192,942
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.68%)	0.27%	(0.53%)	(0.65%)
Total expenses[c]	2.03%[d]	2.07%[d]	2.27%	2.12%	2.12%
Net expenses[f]	2.03%[g]	2.06%[g]	2.27%	2.12%	2.12%
Portfolio turnover rate	54%	55%	52%	84%	35%

PROSPECTUS | 128

Financial Highlights (concluded)

Guggenheim Mid Cap Value Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$35.15	$30.18	$30.77	$33.91
Income (loss) from investment operations:
Net investment loss[a]	.05	.01	.14	.10
Net gain (loss) on investments (realized and unrealized)	3.34	6.08	4.11	(3.24)
Total from investment operations	3.39	6.09	4.25	(3.14)
Less distributions from:
Net investment income	—	(.47)	—	—
Net realized gains	(2.60)	(.65)	(4.84)	—
Total distributions	(2.60)	(1.12)	(4.84)	—
Net asset value, end of period	$35.94	$35.15	$30.18	$30.77

Total Return[b]	10.03%	20.57%	15.61%	(9.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,889	$22,203	$3,423	$57
Ratios to average net assets:
Net investment income (loss)	0.13%	0.02%	0.48%	0.71%
Total expenses[c]	1.35%[d]	1.25%[d]	1.32%	1.32%
Net expenses[f]	1.28%[g]	1.23%[g]	1.32%	1.32%
Portfolio turnover rate	54%	55%	52%	84%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[c]	Does not include expenses for the underlying funds in which the Fund invests.

[d]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the years would be:

	9/30/2018	9/30/2017
A-Class	1.26%	1.25%
C-Class	2.03%	2.04%
P-Class	1.28%	1.21%

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	9/30/2018	9/30/2017
A-Class	0.01%	0.00%*
C-Class	0.01%	0.00%*
P-Class	0.04%	0.00%*

* Less than 0.01%.

PROSPECTUS | 129

Financial Highlights

Guggenheim Mid Cap Value Institutional Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.75	$10.90	$10.41	$12.92	$13.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.01)	.15	.06	.06
Net gain (loss) on investments (realized and unrealized)	1.11	2.07	1.43	(.66)	.65
Total from investment operations	1.14	2.06	1.58	(.60)	.71
Less distributions from:
Net investment income	(.05)	(.53)	(.12)	(.07)	(.07)
Net realized gains	(1.34)	(.68)	(.97)	(1.84)	(.81)
Total distributions	(1.39)	(1.21)	(1.09)	(1.91)	(.88)
Net asset value, end of period	$11.50	$11.75	$10.90	$10.41	$12.92

Total Return	10.32%	20.23%	16.28%	(5.85%)	5.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,937	$77,809	$70,810	$287,370	$598,101
Ratios to average net assets:
Net investment income (loss)	0.29%	(0.07%)	1.52%	0.52%	0.42%
Total expenses[b]	1.14%	1.14%	1.14%	1.05%	1.05%
Portfolio turnover rate	63%	72%	149%	95%	41%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

PROSPECTUS | 130

Financial Highlights

Guggenheim Risk Managed Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.70	$28.87	$29.77	$26.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.41	.03	.19	(.21)	.02
Net gain (loss) on investments (realized and unrealized)	.38	2.08	3.84	3.18	2.06
Total from investment operations	.79	2.11	4.03	2.97	2.08
Less distributions from:
Net investment income	(.52)	(.57)	(1.12)	(.05)	(.09)
Net realized gains	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(1.56)	(1.28)	(4.93)	(.19)	(.09)
Net asset value, end of period	$28.93	$29.70	$28.87	$29.77	$26.99

Total Return[g]	2.70%	7.54%	14.88%	10.97%	8.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,772	$2,196	$743	$366	$107
Ratios to average net assets:
Net investment income (loss)	1.42%	0.09%	0.66%	(0.67%)	0.16%
Total expenses[c]	1.78%	1.45%	1.93%	3.41%	4.22%[h]
Net expenses[d,e,i]	1.76%	1.33%	1.78%	3.04%	3.32%
Portfolio turnover rate	107%	85%	133%	214%	57%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.54	$28.77	$29.56	$26.95	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	(.19)	.02	(.43)	(.23)
Net gain (loss) on investments (realized and unrealized)	.42	2.06	3.77	3.18	2.19
Total from investment operations	.57	1.87	3.79	2.75	1.96
Less distributions from:
Net investment income	(.32)	(.39)	(.77)	—	(.01)
Net realized gains	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(1.36)	(1.10)	(4.58)	(.14)	(.01)
Net asset value, end of period	$28.75	$29.54	$28.77	$29.56	$26.95

Total Return[g]	1.93%	6.71%	14.00%	10.20%	7.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$867	$725	$518	$95	$52
Ratios to average net assets:
Net investment income (loss)	0.53%	(0.66%)	0.08%	(1.42%)	(1.60%)
Total expenses[c]	2.71%	2.27%	3.32%	5.76%	9.33%[h]
Net expenses[d,e,i]	2.53%	2.08%	2.53%	3.76%	2.67%
Portfolio turnover rate	107%	85%	133%	214%	57%

PROSPECTUS | 131

Financial Highlights (continued)

Guggenheim Risk Managed Real Estate Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$29.85	$29.01	$29.77	$30.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.13	.16	.04
Net gain (loss) on investments (realized and unrealized)	.43	1.98	3.88	(1.16)
Total from investment operations	.80	2.11	4.04	(1.12)
Less distributions from:
Net investment income	(.52)	(.56)	(.99)	—
Net realized gains	(1.04)	(.71)	(3.81)	—
Total distributions	(1.56)	(1.27)	(4.80)	—
Net asset value, end of period	$29.09	$29.85	$29.01	$29.77

Total Return[g]	2.68%	7.53%	14.87%	(3.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,217	$2,564	$82	$30
Ratios to average net assets:
Net investment income (loss)	1.29%	0.42%	0.56%	0.30%
Total expenses[c]	1.88%	1.51%	1.88%	4.04%[h]
Net expenses[d,e,i]	1.78%	1.30%	1.78%	2.94%
Portfolio turnover rate	107%	85%	133%	214%

PROSPECTUS | 132

Financial Highlights (concluded)

Guggenheim Risk Managed Real Estate Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$30.04	$29.18	$29.90	$27.00	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.46	.11	.26	(.11)	.02
Net gain (loss) on investments (realized and unrealized)	.43	2.10	3.89	3.18	2.09
Total from investment operations	.89	2.21	4.15	3.07	2.11
Less distributions from:
Net investment income	(.62)	(.64)	(1.06)	(.03)	(.11)
Net realized gains	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(1.66)	(1.35)	(4.87)	(.17)	(.11)
Net asset value, end of period	$29.27	$30.04	$29.18	$29.90	$27.00

Total Return	2.98%	7.87%	15.20%	11.36%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,245	$123,037	$111,823	$105,882	$103,993
Ratios to average net assets:
Net investment income (loss)	1.56%	0.38%	0.91%	(0.35%)	0.11%
Total expenses[c]	1.51%	1.02%	1.50%	2.70%	2.69%[h]
Net expenses[d,e,i]	1.50%	1.01%	1.50%	2.70%	2.58%
Portfolio turnover rate	107%	85%	133%	214%	57%

[a]	Since commencement of operations: March 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.03%	0.02%
C-Class	0.01%	0.00%*
P-Class	0.01%	0.00%*
Institutional Class	0.02%	—
* Less than 0.1%

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.

[h]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.

[i]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.29%	1.30%	1.29%	1.30%	1.30%
C-Class	2.05%	2.04%	2.03%	2.05%	2.05%
P-Class	1.30%	1.29%	1.28%	1.30%	—
Institutional Class	1.03%	0.97%	1.00%	0.99%	1.10%

PROSPECTUS | 133

Financial Highlights

Guggenheim Small Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$15.74	$13.61	$12.78	$16.82	$17.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.02	.01	.02	(.03)
Net gain (loss) on investments (realized and unrealized)	0.91	2.20	1.81	(.60)	.26
Total from investment operations	0.95	2.22	1.82	(.58)	.23
Less distributions from:
Net investment income	(.15)	(.09)	—	(.09)	(.03)
Net realized gains	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(1.13)	(.09)	(.99)	(3.46)	(1.22)
Net asset value, end of period	$15.56	$15.74	$13.61	$12.78	$16.82

Total Return[b]	6.32%	16.41%	14.81%	(5.23%)	1.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,931	$11,943	$13,283	$12,866	$17,342
Ratios to average net assets:
Net investment income (loss)	0.29%	0.15%	0.12%	0.13%	(0.14%)
Total expenses[c]	2.09%	1.87%	2.29%	1.99%	1.85%
Net expenses[d,e,g]	1.30%	1.32%	1.32%	1.32%	1.32%
Portfolio turnover rate	18%	48%	64%	62%	45%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.51	$12.57	$11.95	$15.96	$17.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.08)	(.08)	(.09)	(.15)
Net gain (loss) on investments (realized and unrealized)	.84	2.02	1.69	(.55)	.25
Total from investment operations	.77	1.94	1.61	(.64)	.10
Less distributions from:
Net realized gains	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(.98)	—	(.99)	(3.37)	(1.19)
Net asset value, end of period	$14.30	$14.51	$12.57	$11.95	$15.96

Total Return[b]	5.57%	15.53%	14.02%	(5.97%)	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,884	$4,281	$4,762	$5,173	$8,527
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.60%)	(0.64%)	(0.65%)	(0.87%)
Total expenses[c]	2.94%	2.71%	3.04%	2.72%	2.51%
Net expenses[d,e,g]	2.05%	2.07%	2.07%	2.08%	2.07%
Portfolio turnover rate	18%	48%	64%	62%	45%

PROSPECTUS | 134

Financial Highlights (continued)

Guggenheim Small Cap Value Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$15.76	$13.60	$12.77	$14.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.01	.02	.04
Net gain (loss) on investments (realized and unrealized)	.90	2.22	1.80	(1.60)
Total from investment operations	.95	2.23	1.82	(1.56)
Less distributions from:
Net investment income	—	(.07)	—	—
Net realized gains	(.98)	—	(.99)	—
Total distributions	(.98)	(.07)	(.99)	—
Net asset value, end of period	$15.73	$15.76	$13.60	$12.77

Total Return	6.30%	16.35%	14.88%	(10.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15	$14	$11	$9
Ratios to average net assets:
Net investment income (loss)	0.30%	0.09%	0.13%	0.60%
Total expenses[c]	2.79%	3.60%	2.50%	4.04%
Net expenses[d,e,g]	1.30%	1.32%	1.32%	1.31%
Portfolio turnover rate	18%	48%	64%	62%

PROSPECTUS | 135

Financial Highlights (concluded)

Guggenheim Small Cap Value Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.50	$12.54	$11.82	$17.04	$18.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.04	.04	.05	.01
Net gain (loss) on investments (realized and unrealized)	.84	2.04	1.67	(.49)	.25
Total from investment operations	.91	2.08	1.71	(.44)	.26
Less distributions from:
Net investment income	(.19)	(.12)	—	(1.41)	(.07)
Net realized gains	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(1.17)	(.12)	(.99)	(4.78)	(1.26)
Net asset value, end of period	$14.24	$14.50	$12.54	$11.82	$17.04

Total Return	6.64%	16.65%	15.18%	(5.01%)	1.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,798	$4,790	$281	$459	$753
Ratios to average net assets:
Net investment income (loss)	0.50%	0.30%	0.30%	0.33%	0.05%
Total expenses[c]	1.91%	1.56%	2.09%	1.70%	1.33%
Net expenses[d,e,g]	1.05%	1.07%	1.07%	1.07%	1.07%
Portfolio turnover rate	18%	48%	64%	62%	45%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursement, as applicable.

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.00%*
C-Class	—	0.01%
P-Class	—	0.74%
Institutional Class	—	0.00%*
* Less than 0.01%

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.30%	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%	2.05%
P-Class	1.30%	1.30%	1.30%	1.30%	—
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%

PROSPECTUS | 136

Financial Highlights

Guggenheim StylePlus—Large Core Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$25.23	$21.86	$21.14	$24.53	$24.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.24	.16	.11	.20
Net gain (loss) on investments (realized and unrealized)	3.52	3.72	3.04	(.12)	4.45
Total from investment operations	3.82	3.96	3.20	(.01)	4.65
Less distributions from:
Net investment income	(.24)	(.16)	(.13)	(.22)	(.06)
Net realized gains	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(4.27)	(.59)	(2.48)	(3.38)	(4.39)
Net asset value, end of period	$24.78	$25.23	$21.86	$21.14	$24.53

Total Return[b]	16.60%	18.58%	16.13%	(0.84%)	21.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$217,697	$206,033	$188,979	$177,748	$192,850
Ratios to average net assets:
Net investment income (loss)	1.27%	1.03%	0.79%	0.48%	0.86%
Total expenses[c]	1.34%	1.38%	1.33%	1.32%	1.41%
Net expenses[d]	1.31%[f]	1.34%	1.31%	1.32%	1.39%
Portfolio turnover rate	46%	30%	50%	65%	107%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$19.74	$17.22	$17.17	$20.55	$21.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.03	(.02)	(.08)	(.02)
Net gain (loss) on investments (realized and unrealized)	2.69	2.92	2.42	(.06)	3.78
Total from investment operations	2.75	2.95	2.40	(.14)	3.76
Less distributions from:
Net investment income	(.05)	—	—	(.08)	—
Net realized gains	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(4.08)	(.43)	(2.35)	(3.24)	(4.33)
Net asset value, end of period	$18.41	$19.74	$17.22	$17.17	$20.55

Total Return[b]	15.56%	17.59%	15.00%	(1.72%)	20.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,239	$2,376	$2,650	$2,767	$3,042
Ratios to average net assets:
Net investment income (loss)	0.33%	0.19%	(0.14%)	(0.44%)	(0.08%)
Total expenses[c]	2.24%	2.23%	2.27%	2.25%	2.36%
Net expenses[d]	2.21%[f]	2.20%	2.25%	2.25%	2.34%
Portfolio turnover rate	46%	30%	50%	65%	107%

PROSPECTUS | 137

Financial Highlights (continued)

Guggenheim StylePlus—Large Core Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$25.03	$21.75	$21.11	$23.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.22	.21	.03
Net gain (loss) on investments (realized and unrealized)	3.45	3.68	2.97	(2.04)
Total from investment operations	3.71	3.90	3.18	(2.01)
Less distributions from:
Net investment income	(.22)	(.19)	(.19)	—
Net realized gains	(4.03)	(.43)	(2.35)	—
Total distributions	(4.25)	(.62)	(2.54)	—
Net asset value, end of period	$24.49	$25.03	$21.75	$21.11

Total Return	16.23%	18.43%	16.08%	(8.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$319	$508	$405	$14
Ratios to average net assets:
Net investment income (loss)	1.06%	0.93%	1.02%	0.31%
Total expenses[c]	1.56%	1.47%	1.22%	1.38%
Net expenses[d]	1.53%[f]	1.44%	1.19%	1.38%
Portfolio turnover rate	46%	30%	50%	65%

PROSPECTUS | 138

Financial Highlights (concluded)

Guggenheim StylePlus—Large Core Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$25.13	$21.78	$21.00	$24.42	$24.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.32	.24	.12	.23
Net gain on investments (realized and unrealized)	3.51	3.69	3.10	(.10)	4.38
Total from investment operations	3.88	4.01	3.34	.02	4.61
Less distributions from:
Net investment income	(.33)	(.23)	(.21)	(.28)	(.11)
Net realized gains	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(4.36)	(.66)	(2.56)	(3.44)	(4.44)
Net asset value, end of period	$24.65	$25.13	$21.78	$21.00	$24.42

Total Return	16.96%	18.96%	17.00%	(0.75%)	21.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,826	$5,631	$4,247	$303	$80
Ratios to average net assets:
Net investment income (loss)	1.57%	1.35%	1.11%	0.52%	0.97%
Total expenses[c]	1.06%	1.05%	0.99%	1.25%	1.39%
Net expenses[d]	1.03%[f]	1.01%	0.97%	1.25%	1.37%
Portfolio turnover rate	46%	30%	50%	65%	107%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers.

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

f	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented was as follows:

09/30/18
A-Class	1.20%
C-Class	2.11%
P-Class	1.44%
Institutional Class	0.92%

PROSPECTUS | 139

Financial Highlights

Guggenheim StylePlus—Mid Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$47.34	$40.52	$41.49	$45.82	$43.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.34	.19	.07	.16
Net gain (loss) on investments (realized and unrealized)	7.70	6.72	4.25	.63	6.21
Total from investment operations	8.11	7.06	4.44	.70	6.37
Less distributions from:
Net investment income	(.24)	(.24)	(.05)	—	—
Net realized gains	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(5.75)	(.24)	(5.41)	(5.03)	(4.09)
Net asset value, end of period	$49.70	$47.34	$40.52	$41.49	$45.82

Total Return[b]	18.51%	17.54%	11.55%	1.04%	15.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,509	$77,049	$72,179	$73,178	$77,363
Ratios to average net assets:
Net investment income (loss)	0.87%	0.78%	0.48%	0.16%	0.36%
Total expenses[c]	1.55%	1.45%	1.45%	1.47%	1.67%
Net expenses[d]	1.52%[g]	1.42%	1.43%	1.47%	1.65%
Portfolio turnover rate	52%	43%	61%	75%	112%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$35.64	$30.58	$32.78	$37.48	$36.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.03)	(.12)	(.25)	(.20)
Net gain (loss) on investments (realized and unrealized)	5.63	5.09	3.28	.58	5.14
Total from investment operations	5.65	5.06	3.16	.33	4.94
Less distributions from:
Net realized gains	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(5.51)	—	(5.36)	(5.03)	(4.09)
Net asset value, end of period	$35.78	$36.64	$30.58	$32.78	$37.48

Total Return[b]	17.51%	16.55%	10.55%	0.20%	14.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,849	$3,984	$3,760	$4,762	$4,329
Ratios to average net assets:
Net investment loss	0.05%	(0.08%)	(0.42%)	(0.68%)	(0.55%)
Total expenses[c]	2.33%	2.31%	2.34%	2.31%	2.57%
Net expenses[d]	2.30%[g]	2.27%	2.32%	2.31%	2.55%
Portfolio turnover rate	52%	43%	61%	75%	112%

PROSPECTUS | 140

Financial Highlights (continued)

Guggenheim StylePlus—Mid Growth Fund

P-Class	Year Ended September 20, 2018	Year Ended September 20, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$46.83	$40.27	$41.48	$45.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.24	.26	—[f]
Net gain on investments (realized and unrealized)	7.61	6.65	4.09	(4.48)
Total from investment operations	7.93	6.89	4.35	(4.48)
Less distributions from:
Net investment income	(.13)	(.33)	(.20)	—
Net realized gains	(5.51)	—	(5.36)	—
Total distributions	(5.64)	(.33)	(5.56)	—
Net asset value, end of period	$49.12	$46.83	$40.27	$41.48

Total Return	18.26%	17.27%	11.36%	(9.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125	$121	$102	$11
Ratios to average net assets:
Net investment loss	0.67%	0.55%	0.69%	—
Total expenses[c]	1.68%	1.66%	1.39%	1.49%
Net expenses[d]	1.64%[g]	1.63%	1.35%	1.49%
Portfolio turnover rate	52%	43%	61%	75%

PROSPECTUS | 141

Financial Highlights (concluded)

Guggenheim StylePlus—Mid Growth Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$47.48	$40.59	$41.64	$45.96	$43.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.42	.19	.11	.11
Net gain on investments (realized and unrealized)	7.71	6.78	4.25	.60	6.22
Total from investment operations	8.24	7.20	4.44	.71	6.33
Less distributions from:
Net investment income	(.41)	(.31)	(.13)	—	—
Net realized gains	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(5.92)	(.31)	(5.49)	(5.03)	(4.09)
Net asset value, end of period	$49.80	$47.48	$40.59	$41.64	$45.96

Total Return	18.77%	17.88%	11.50%	1.08%	15.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$875	$1,743	$113	$54	$30
Ratios to average net assets:
Net investment loss	1.11%	0.95%	0.48%	0.23%	0.24%
Total expenses[c]	1.26%	1.26%	1.46%	1.41%	1.81%
Net expenses[d]	1.23%[g]	1.22%	1.44%	1.41%	1.79%
Portfolio turnover rate	52%	43%	61%	75%	112%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers.

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[f]	Net investment income is less than $0.01 per share.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year presented was as follows:

09/30/18
A-Class	1.37%
C-Class	2.18%
P-Class	1.52%
Institutional Class	1.11%

PROSPECTUS | 142

Financial Highlights

Guggenheim World Equity Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.84	$13.54	$12.28	$13.51	$12.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.31	.31	.29	.38
Net gain (loss) on investments (realized and unrealized)	.95	1.34	1.26	(1.18)	.95
Total from investment operations	1.18	1.65	1.57	(.89)	1.33
Less distributions from:
Net investment income	(.25)	(.35)	(.31)	(.34)	(.42)
Total distributions	(.25)	(.35)	(.31)	(.34)	(.42)
Net asset value, end of period	$15.77	$14.84	$13.54	$12.28	$13.51

Total Return[b]	8.01%	12.31%	12.85%	(6.70%)	10.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,679	$80,598	$80,575	$73,568	$78,783
Ratios to average net assets:
Net investment income (loss)	1.48%	2.23%	2.36%	2.21%	2.81%
Total expenses[c]	1.37%	1.34%	1.48%	1.48%	1.66%
Net expenses[d,g]	1.22%	1.24%	1.48%	1.43%	1.49%
Portfolio turnover rate	125%	94%	51%	131%	131%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.72	$11.63	$10.55	$11.61	$10.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.19	.18	.17	.25
Net gain (loss) on investments (realized and unrealized)	.83	1.13	1.09	(1.02)	.81
Total from investment operations	.92	1.32	1.27	(.85)	1.06
Less distributions from:
Net investment income	(.11)	(.23)	(.19)	(.21)	(.24)
Total distributions	(.11)	(.23)	(.19)	(.21)	(.24)
Net asset value, end of period	$13.53	$12.72	$11.63	$10.55	$11.61

Total Return[b]	7.27%	11.46%	12.05%	(7.40%)	9.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,215	$6,449	$5,455	$5,936	$5,337
Ratios to average net assets:
Net investment income (loss)	0.71%	1.53%	1.59%	1.50%	2.13%
Total expenses[c]	2.18%	2.19%	2.35%	2.28%	2.62%
Net expenses[d,f,g]	1.97%	1.99%	2.23%	2.23%	2.24%
Portfolio turnover rate	125%	94%	51%	131%	131%

PROSPECTUS | 143

Financial Highlights (continued)

Guggenheim World Equity Income Fund

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$15.08	$13.73	$12.33	$13.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.33	.33	.12
Net gain (loss) on investments (realized and unrealized)	.95	1.35	1.35	(1.29)
Total from investment operations	1.19	1.68	1.68	(1.17)
Less distributions from:
Net investment income	(.35)	(.33)	(.28)	(.12)
Total distributions	(.35)	(.33)	(.28)	(.12)
Net asset value, end of period	$15.92	$15.08	$13.73	$12.33

Total Return	7.99%	12.32%	13.73%	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195	$355	$133	$9
Ratios to average net assets:
Net investment income (loss)	1.50%	2.28%	2.58%	2.14%
Total expenses[c]	1.40%	1.76%	1.33%	3.54%
Net expenses[d,g]	1.22%	1.24%	1.33%	1.48%
Portfolio turnover rate	125%	94%	51%	131%

PROSPECTUS | 144

Financial Highlights (concluded)

Guggenheim World Equity Income Fund

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.74	$13.44	$12.23	$13.45	$12.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.35	.31	.36	.44
Net gain (loss) on investments (realized and unrealized)	.93	1.33	1.28	(1.21)	.90
Total from investment operations	1.22	1.68	1.59	(.85)	1.34
Less distributions from:
Net investment income	(.25)	(.38)	(.38)	(.37)	(.42)
Total distributions	(.25)	(.38)	(.38)	(.37)	(.42)
Net asset value, end of period	$15.71	$14.74	$13.44	$12.23	$13.45

Total Return	8.34%	12.61%	13.11%	(6.42%)	10.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,589	$3,734	$2,824	$4,541	$911
Ratios to average net assets:
Net investment income (loss)	1.85%	2.50%	2.42%	2.70%	3.27%
Total expenses[c]	1.02%	1.09%	1.30%	1.23%	1.33%
Net expenses[d,f,g]	0.97%	0.98%	1.22%	1.23%	1.23%
Portfolio turnover rate	125%	94%	51%	131%	131%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[f]
The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.00%*	0.01%
C-Class	0.00%*	0.01%
P-Class	—	—
Institutional Class	0.02%	0.03%
* Less than 0.01%

[g]
Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.22%	1.22%	1.46%	1.46%	1.46%
C-Class	1.97%	1.97%	2.21%	2.21%	2.21%
P-Class	1.22%	1.22%	1.32%	1.46%	—
Institutional Class	0.97%	0.96%	1.21%	1.21%	1.21%

PROSPECTUS | 145

For More Information

By Telephone—Call 800.820.0888
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Funds, and the Funds’ annual or semi-annual reports are available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

Each Fund’s Investment Company Act file number is listed below:

Guggenheim Funds Trust	811-01136

• Guggenheim Alpha Opportunity Fund
• Guggenheim Large Cap Value Fund
• Guggenheim Market Neutral Real Estate Fund
• Guggenheim Mid Cap Value Fund
• Guggenheim Mid Cap Value Institutional Fund
• Guggenheim Risk Managed Real Estate Fund
• Guggenheim Small Cap Value Fund
• Guggenheim StylePlus—Large Core Fund
• Guggenheim StylePlus—Mid Growth Fund
• Guggenheim World Equity Income Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

PROSPECTUS | 146

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary.

In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;

•
Shares purchased through a Merrill Lynch affiliated investment advisory program, or exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account;

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Guggenheim Investments family of funds (the "Guggenheim Funds");

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date;

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus; and

•
Shares purchased from the proceeds of redemptions within the Guggenheim Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;

•	Return of excess contributions from an IRA Account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

PROSPECTUS | 147

•	Shares acquired through a right of reinstatement;

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only); and

•
Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus;

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Guggenheim Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Guggenheim Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Guggenheim Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley

Shareholders purchasing Class A shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;

•	Shares purchased through a Morgan Stanley self-directed brokerage account;

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains, distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•
Effective August 10, 2018, shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges

PROSPECTUS | 148

following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Raymond James

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”) platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund's prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of Accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com

PROSPECTUS | 149

Mutual Funds	|	Equity	|	1.31.2019

Guggenheim Funds Prospectus
January 31, 2019, as supplemented February 4, 2019
Class R6

Ticker Symbol	Fund Name
Class R6*
SAORX	Guggenheim Alpha Opportunity Fund
GILRX	Guggenheim Large Cap Value Fund
GUMRX	Guggenheim Market Neutral Real Estate Fund
SVURX	Guggenheim Mid Cap Value Institutional Fund
GURRX	Guggenheim Risk Managed Real Estate Fund
SSURX	Guggenheim Small Cap Value Fund
GIQRX	Guggenheim StylePlus—Large Core Fund
GIURX	Guggenheim StylePlus—Mid Growth Fund
SEWRX	Guggenheim World Equity Income Fund

* Class R6 shares of the Funds are not currently offered for sale.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a Fund directly, you can inform a Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

460602600R6-0219x0120	guggenheiminvestments.com

i | PROSPECTUS

PROSPECTUS | ii

Guggenheim Alpha Opportunity Fund

INVESTMENT OBJECTIVE
The Guggenheim Alpha Opportunity Fund (the "Fund") seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.21%
Short Sales Dividend and Interest Expenses	0.01%
Remaining Other Expenses	0.20%
Total Annual Fund Operating Expenses	1.11%

[1]	Other expenses are based on estimated expenses for a full fiscal year.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$113
3 Years	$353
5 Years	$612
10 Years	$1,352
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 255% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal market conditions, in long and short positions of domestic equity and equity-related securities (including swaps and other derivative investments giving long or short exposure to domestic equity securities).
The Investment Manager uses a proprietary evaluation process to generate an expected return for individual stocks that considers market risk factors generally and risks specific to the companies in which the Fund invests. Market risk factors include, among other factors, company size, enterprise value, and sector. The Investment Manager seeks to construct portfolios of equity-related investments that maintain long positions in instruments that provide exposure

1 | PROSPECTUS

to risk factors that the Investment Manager considers to be undervalued by the equity markets and sells short instruments that provide exposure to risk factors that the Investment Manager considers to be overvalued by the equity markets. The process uses fundamentally-based, forward-looking forecasts of equity cash flows to generate return expectations for individual stocks. Then, the expected returns for the universe of stocks is further evaluated using quantitative techniques to estimate the market’s implied valuation of broad market risk factors as well as the company-specific risks. Finally, a portfolio is constructed within guidelines that buys long the stocks (or derivatives that give exposure to stocks) that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and sells short stocks (or derivatives that give exposure to stocks) for which those characteristics are perceived to be overpriced. “Alpha” in the Fund’s name refers to the potential for the Fund’s portfolio to achieve returns that are favorable relative to the amount of risk taken. Of course, there is no guarantee that the Fund will achieve its objective of long-term growth of capital, and an investment in the Fund involves significant risk.
The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. That level of exposure is obtained through derivatives, including swap agreements. The Investment Manager intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions) for the portfolio, typically varying between 50% net long and 30% net short to seek to maintain low correlation to traditional equity markets, lower than market volatility and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Investment Manager’s view of current market conditions, be outside this range.
The Fund may invest in domestic equity securities, including small-, mid-, and large-capitalization securities. The Fund also may invest in derivative instruments, including swaps on selected baskets of equity securities, to enable the Fund to pursue its investment objective without investing directly in the securities of companies to which the Fund is seeking exposure. The Fund may also invest in derivatives, such as options and futures contracts, to hedge or gain leveraged exposure to a particular sector, industry, market risk factor, or company depending on market conditions. The Fund will often invest in instruments traded in the over the-counter (“OTC”) market, which generally provides for less transparency than exchange-traded instruments. The Fund also may enter into long positions or short sales of broad-based stock indices for hedging purposes in an effort to reduce the Fund’s risk or volatility through, among other instruments, exchange-traded funds ("ETFs") and closed-end funds. The use of derivatives may create a leveraging effect on the Fund which will force the Fund to take offsetting positions or earmark or segregate assets to be used as collateral. The Fund actively trades its investments, which can result in significant fluctuations in the Fund's portfolio turnover rate.
While the Fund anticipates investing in these securities and instruments to seek to achieve its investment objective, the extent of the Fund’s investment in these securities and instruments may vary from day-to-day depending on a number of different factors, including price, availability, and general market conditions. On a day-to-day basis, the Fund may hold U.S. government securities, short-term, high quality (rated AA or higher) fixed-income instruments, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivative positions. The Fund also may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.

PROSPECTUS | 2

Counterparty Credit Risk—The Fund makes investments in financial instruments and OTC-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

3 | PROSPECTUS

Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investments by Investing Funds and Other Large Shareholders—The Fund is subject to the risk that a large investor, including certain other investment companies, purchases or redeems a large percentage of Fund shares at any time. As a result, the Fund's performance or liquidity may be adversely affected as the Fund tends to hold a large proportion of its assets in cash and may have to sell investments at disadvantageous times or prices to meet large redemption requests.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.

PROSPECTUS | 4

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

5 | PROSPECTUS

Important Note: Effective January 28, 2015, significant changes to the Fund’s principal investment strategies and portfolio managers were made. In connection with these changes, the Fund also added a second benchmark, the Morningstar Long/Short Equity Category Average. Please note that the Fund’s performance track record prior to January 28, 2015 related only to the Fund’s former investments, which were materially different from those currently pursued by the Fund, and is not indicative of the Fund’s future performance.

Highest Quarter Return Q3 2010 18.70%	Lowest Quarter Return Q3 2011 -19.75%
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years or Since Inception
Institutional Class	11/7/2008*
Return Before Taxes		-10.90%	2.83%	10.89%
Return After Taxes on Distributions		-11.33%	2.36%	10.63%
Return After Taxes on Distributions and Sale of Fund Shares		-6.46%	2.01%	8.95%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		1.87%	0.63%	0.37%
Morningstar Long/Short Equity Category Average (reflects no deductions for fees, expenses or taxes)		-6.19%	1.25%	5.10%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers, Samir Sanghani, Burak Hurmeydan and Farhan Sharaff are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; and Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers, Sanghani and Hurmeydan are primarily responsible for the day-to-day management of the Fund. Each portfolio manager has co-managed the Fund since 2015.

PROSPECTUS | 6

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

7 | PROSPECTUS

Guggenheim Large Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Large Cap Value Fund (the "Fund") seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.31%
Total Annual Fund Operating Expenses	0.96%
Fee Waiver (and/or expense reimbursement)[2]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.90%

[1]	Other expenses are based on estimated expenses for the current fiscal year.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.90%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$92
3 Years	$300
5 Years	$525
10 Years	$1,173
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

PROSPECTUS | 8

affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”), of companies that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 1000® Value Index. Although a universal definition of large market capitalization companies does not exist, the Fund generally defines large market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 1000® Value Index, which is an unmanaged index measuring the performance of the large cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower expected growth values. As of December 31, 2018, the Russell 1000® Value Index consisted of securities of companies with market capitalizations that ranged from $472.5 million to $780.1 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, or to increase returns. The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager’s expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

9 | PROSPECTUS

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading

PROSPECTUS | 10

may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

11 | PROSPECTUS

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return Q4 2016 9.04%	Lowest Quarter Return Q4 2018 -13.20%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years or Since Inception
Institutional Class	6/7/2013*
Return Before Taxes		-9.75%	5.57%	7.22%
Return After Taxes on Distributions		-11.47%	3.55%	5.30%
Return After Taxes on Distributions and Sale of Fund Shares		-5.16%	3.85%	5.19%
Index
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)		-8.27%	5.95%	7.56%
* Inception date is for Institutional Class shares of the Fund.

PROSPECTUS | 12

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Messrs. Schier, Sharaff, and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

13 | PROSPECTUS

Guggenheim Market Neutral Real Estate Fund

INVESTMENT OBJECTIVE
The Guggenheim Market Neutral Real Estate Fund (the “Fund”) seeks to provide capital appreciation, while limiting exposure to general stock market risk.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	3.49%
Total Annual Fund Operating Expenses	4.59%
Fee Waiver (and/or expense reimbursement)[2]	-3.19%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.40%

[1]	Amounts are based on estimated amounts for the current fiscal year.

[2]
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 1.40%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$143
3 Years	$1,097
5 Years	$2,060
10 Years	$4,502
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

PROSPECTUS | 14

affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 216% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will employ a fundamental long-short real estate strategy that seeks to neutralize exposure to general stock market risk and volatility by taking both long and short positions in real estate investments. The Fund’s investment approach seeks to provide positive returns that are neutral with regard to other major asset classes and volatility, but the Fund’s returns may be negative during certain periods.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving long and short exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry.
The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the ownership, construction, management, financing, leasing, brokering, or sale of residential, or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.
Equity securities in which the Fund may invest include common stocks, REITs and other investment vehicles primarily engaged in the real estate industry, ETFs, and American Depositary Receipts ("ADRs"). The Fund may also invest in exchange-traded notes ("ETNs") giving exposure to real estate markets. The Fund may take a long position by buying a security that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes will appreciate, or it may sell a security short by first borrowing it from a third party with the intention to sell it later at a market price. The Fund will usually obtain exposure to short positions by entering into derivative instruments. Short positions may be used either to hedge long positions or to seek positive returns where the Investment Manager believes the security will depreciate.
The Investment Manager will make investment decisions based primarily on a relative value fundamental framework. These investment decisions will be guided by a top-down approach to allocating the Fund’s assets among geographic regions and property sectors. The Investment Manager will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management acumen and strategic direction.
The Fund may dynamically adjust its level of long and short exposure to the real estate markets over time based on macroeconomic, industry-specific, and other factors. The Fund pursues a strategy commonly referred to as “market neutral” because it is intended to maintain long and short positions that offset one another. As a result, the Fund’s net market exposure will normally approximate zero. The Fund’s long-short strategy is designed to reduce the Fund’s overall exposure to general stock market movements and produce returns that are uncorrelated to other major asset classes. The Fund may reinvest the proceeds of its short sales by taking additional long positions.
To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Investment Manager, the Fund’s long and short positions in equities may be combined with investments in derivatives. The derivatives in which the Fund invests include, among other derivatives, swap agreements (some of these instruments may be traded in the over-the-counter market). These investments will be used to obtain the Fund's short exposure and may also be used to hedge the Fund’s portfolio, to maintain long exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio.
The Fund may also invest a substantial portion of its assets, including proceeds of its short sales, in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities, such as high yield, high risk debt securities (also known as “junk bonds”), asset-backed securities and commercial paper. Such investments will expose the Fund to the risks of these asset categories, such as credit and interest rate risk.
The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).

PROSPECTUS | 15

Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Fund is subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund's use of derivatives to obtain short exposure may result in greater volatility of the Fund's net asset value per share. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.

PROSPECTUS | 16

Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
The Fund’s investments in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities expose the Fund to credit and interest rate risk. In addition, these investments expose the Fund to the risks associated with asset-backed securities, collateralized loan and debt obligations, commercial paper and high yield and unrated securities.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
There is no guarantee that the Fund will be able to neutralize or limit exposure to general stock market risk. The Fund’s use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund’s short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

PROSPECTUS | 17

Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure through a derivative exposes the Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. Government actions also may affect the Fund’s ability to engage in short selling.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

PROSPECTUS | 18

Highest Quarter Return		Lowest Quarter Return
Q2 2017	3.43%	Q2 2018	-3.27%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years or Since Inception
Institutional Class	2/26/2016*
Return Before Taxes		-0.17%	2.99%
Return After Taxes on Distributions		-0.99%	2.12%
Return After Taxes on Distributions and Sale of Fund Shares		0.05%	2.07%
Index
ICE BofAML 3-Month U.S. Treasury Bill Index (reflects no deductions for fees, expenses or taxes)		1.87%	1.06%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers and Thomas Youn are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Youn are primarily responsible for the day-to-day management of the Fund and have co-managed the Fund since the Fund's inception (February 2016).
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares

PROSPECTUS | 19

also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 20

Guggenheim Mid Cap Value Institutional Fund

INVESTMENT OBJECTIVE
The Guggenheim Mid Cap Value Institutional Fund (the "Fund") seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.30%
Total Annual Fund Operating Expenses	1.05%

[1]	Other expenses are based on estimated expenses for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$107
3 Years	$334
5 Years	$579
10 Years	$1,283
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2500® Value Index. Although a universal definition of mid-capitalization companies does not exist, the Fund generally defines mid-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2500® Value Index, which is an unmanaged index measuring the performance of securities of small-to-mid cap U.S. companies with greater-than-average value orientation. As of December 31, 2018, the Russell 2500®

21 | PROSPECTUS

Value Index consisted of securities of companies with market capitalizations that ranged from $26 million to $12.5 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty

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credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles,including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model

23 | PROSPECTUS

or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PROSPECTUS | 24

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return Q2 2009 24.00%	Lowest Quarter Return Q3 2011 -19.86%
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years
Institutional Class	7/14/2008*
Return Before Taxes		-12.90%	3.40%	10.96%
Return After Taxes on Distributions		-15.99%	-0.04%	8.29%
Return After Taxes on Distributions and Sale of Fund Shares		-6.20%	2.00%	8.53%
Index
Russell 2500® Value Index (reflects no deductions for fees, expenses or taxes)		-12.36%	4.16%	11.62%
* Inception date is for Institutional Class shares of the Fund.

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment

25 | PROSPECTUS

Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Mr. Schier has managed the Fund since its inception (July 2008). Messrs. Sharaff and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim Risk Managed Real Estate Fund

INVESTMENT OBJECTIVE
The Guggenheim Risk Managed Real Estate Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.72%
Short Sales Dividend and Interest Expense	0.47%
Remaining Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.47%

[1]	Other expenses are based on estimated expenses for the current fiscal year.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$150
3 Years	$465
5 Years	$803
10 Years	$1,757
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts (“REITs”); and (ii) equity-like securities, including individual securities, exchange-traded funds (“ETFs”) and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Fund seeks to manage investment risk by taking both long and short positions in real estate investments by combining a traditional long-only REIT strategy sleeve and a market-neutral long/short strategy sleeve.

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The Fund will consider an issuer to be primarily engaged in the real estate industry if: (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the ownership, construction, management, financing, leasing, brokering, or sale of residential or commercial real estate, or the provision of products and services related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies or (ii) a widely recognized industry classification system provider has given the company an industry or sector classification consistent with the real estate industry.
Equity securities in which the Fund may invest include common stocks, REITs and other investment vehicles primarily engaged in the real estate industry, ETFs, exchange-traded notes (“ETNs”) giving exposure to real estate markets, and American Depositary Receipts (“ADRs”). The Fund may take a long position by buying a security that Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), believes will appreciate, or it may sell a security short by first borrowing it from a third party with the intention to sell it later at a market price. The Fund may also obtain exposure to long and short positions by entering into swap agreements. Short positions may be used either to hedge long positions or to seek positive returns where the Investment Manager believes the security will depreciate. The Investment Manager will make investment decisions based primarily on a fundamental relative value framework. These investment decisions will be guided by a top-down approach to allocating the Fund’s assets among geographic regions and property sectors. The Investment Manager will then select individual securities using a bottom-up approach, focused primarily on a relative value-oriented process that reflects the macro-level investment themes and a due diligence process that includes, among other analytical components, an assessment of issuer-specific factors such as management acumen and strategic direction.
The Fund may dynamically adjust its level of long and short exposure to the real estate markets by adjusting allocations between its long-only REIT strategy sleeve and market-neutral long/short strategy sleeve over time based on macroeconomic, industry-specific, and other factors. However, the Investment Manager expects the Fund’s net exposure over time will be long biased. The Fund may reinvest the proceeds of its short sales by taking additional long positions, or it may use leverage to maintain long positions in excess of 100% of net assets.
To enhance the Fund’s exposure to real estate markets and to seek to increase the Fund’s returns, at the discretion of the Investment Manager, the Fund’s long and short positions in equities may be combined with investments in derivatives, which may include, among other derivatives: swap agreements (including, among other types of swaps, total return swaps); options on securities, futures contracts, and stock indices; and stock index futures contracts (some of these instruments may be traded in the over-the-counter market). These investments may be used to hedge the Fund’s portfolio, to maintain exposure to the equity markets, to increase returns, to generate income, or to seek to manage volatility of the portfolio. The Fund intends to borrow from banks to take larger positions and to seek an enhanced return.
While the Fund will principally invest in securities listed, traded or dealt in the United States, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies.
The Fund will concentrate its investments in the real estate industry (i.e., invest more than 25% of its total assets in securities of issuers considered to be primarily engaged in the real estate industry).
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Fund is subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities

PROSPECTUS | 28

lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging

29 | PROSPECTUS

markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Exchange-Traded Notes Risk—The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund’s portfolio are subject to risks common to foreign securities as well as fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences. In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

PROSPECTUS | 30

Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund’s ability to engage in short selling.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

31 | PROSPECTUS

Highest Quarter Return		Lowest Quarter Return
Q4 2015	5.95%	Q2 2015	-8.54%
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Inception	1 Year	5 Years or Since Inception
Institutional Class	3/28/2014*
Return Before Taxes		-3.99%	8.63%
Return After Taxes on Distributions		-4.99%	5.94%
Return After Taxes on Distributions and Sale of Fund Shares		-2.20%	5.51%
Index
FTSE NAREIT Equity REITs Index (reflects no deductions for fees, expenses or taxes)		-4.62%	6.35%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers and Thomas Youn are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Youn are primarily responsible for the day-to-day management of the Fund. Messrs. Flowers and Youn have co-managed the Fund since its inception (March 2014).
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 32

Guggenheim Small Cap Value Fund

INVESTMENT OBJECTIVE
The Guggenheim Small Cap Value Fund (the "Fund") seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	1.04%
Total Annual Fund Operating Expenses	1.79%
Fee Waiver (and/or expense reimbursement)[2]	-0.74%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.05%

[1]	Other expenses are based on estimated expenses for the current fiscal year.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 1.05%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$107
3 Years	$491
5 Years	$901
10 Years	$2,044
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

33 | PROSPECTUS

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities, which include common stocks, rights, options, warrants, convertible debt securities, and American Depositary Receipts (“ADRs”), that, when purchased, have market capitalizations that are usually within the range of companies in the Russell 2000® Value Index. Although a universal definition of small-capitalization companies does not exist, the Fund generally defines small-capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the Russell 2000® Value Index, which is an unmanaged index measuring the performance of the small cap value segment of the U.S. equity universe and which includes companies with lower price-to-book ratios and lower forecasted growth values. As of December 31, 2018, the Russell 2000® Value Index consisted of securities of companies with market capitalizations that ranged from $7.9 million to $6.2 billion.
In choosing securities, Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), primarily invests in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of quantitative and fundamental analysis to identify securities that appear favorably priced and have the potential to appreciate in value. The Investment Manager regularly evaluates the metrics and data underlying the quantitative model and, from time to time, may make adjustments for a variety of reasons, including, without limitation, to account for changing market, financial or economic conditions.
The Fund may invest a portion of its assets in derivatives, including options and futures contracts. These instruments are used to hedge the Fund’s portfolio, to maintain exposure to the equity markets or to increase returns.
The Fund may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange-traded funds (“ETFs”) and other mutual funds. The Fund may use these investments as a way of managing its cash position or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers. Certain investment vehicles’ securities and other securities in which the Fund may invest are restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S securities), which may be illiquid.
The Fund may actively trade its investments without regard to the length of time they have been owned by the Fund, which may result in higher portfolio turnover.
The Fund typically sells a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of the Investment Manager's expectations, among other reasons.
The Fund may invest in a limited number of industries or industry sectors, including the technology, real estate and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

PROSPECTUS | 34

Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may case the Fund to be more volatile and riskier than if it had not been leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.

35 | PROSPECTUS

Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Quantitative Investing Risk—There is no guarantee that a quantitative model or algorithm used by the Investment Manager, and the investments selected based on the model or algorithm, will produce the desired results. The Fund may be adversely affected by imperfections, errors or limitations in the construction and implementation of the model or algorithm and the Investment Manager’s ability to properly analyze or timely adjust the metrics or update the data underlying the model or features of the algorithm. Other quantitative methods and techniques used by the Investment Manager, and the investments selected based on these methods and techniques, are also subject to these types of risks.
Real Estate Investments Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and the Fund and its shareholders will incur its pro rata share of the underlying expenses.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large-capitalization companies.

PROSPECTUS | 36

Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

Highest Quarter Return Q2 2009 31.34%	Lowest Quarter Return Q3 2011 -20.91%
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years
Institutional Class	7/11/2008*
Return Before Taxes		-12.61%	0.97%	12.22%
Return After Taxes on Distributions		-15.75%	-2.39%	9.35%
Return After Taxes on Distributions and Sale of Fund Shares		-5.88%	0.10%	9.48%
Index
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)		-12.86%	3.61%	10.40%
* Inception date is for Institutional Class shares of the Fund.

37 | PROSPECTUS

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Schier and Toussaint are primarily responsible for the day-to-day management of the Fund. Mr. Schier has managed the Fund since its inception (July 2008). Messrs. Sharaff and Strohkorb have co-managed the Fund since 2015. Mr. Toussaint has co-managed the Fund since 2017. Dr. Hurmeydan has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 38

Guggenheim StylePlus—Large Core Fund

INVESTMENT OBJECTIVE
Guggenheim StylePlus—Large Core Fund (the "Fund") seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.03%
Other Expenses[1]	0.29%
Interest Expenses	0.11%
Remaining Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.07%
Fee Waiver[2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver	1.04%

[1]	Other expenses are based on estimated expenses for the current fiscal year.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$106
3 Years	$337
5 Years	$587
10 Years	$1,303
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

39 | PROSPECTUS

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to exceed the total return of the S&P 500 Index (the “Index”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on large-capitalization indices, including large-capitalization growth indices and large-capitalization value indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed-income instruments and cash investments to collateralize derivatives positions and to increase investment return. As of December 31, 2018, the Index consisted of securities of companies with market capitalizations that ranged from $2.9 billion to $780.1 billion.
Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements (including, but not limited to, total return swap agreements), and forward contracts (some of these instruments may be traded in the over-the-counter market). Fixed-income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed-income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
Allocation decisions within the actively managed equity, passive equity and actively managed fixed-income sleeves are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index.
Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Fund’s portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.
The Fund invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. The Fund invests in these investment companies for various portfolio management purposes, including for cash management and liquidity management purposes and to seek to obtain exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase

PROSPECTUS | 40

agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments

41 | PROSPECTUS

in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income

PROSPECTUS | 42

or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager

43 | PROSPECTUS

believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences. In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.

PROSPECTUS | 44

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective April 30, 2013, certain changes were made to the Fund's principal investment strategies. Performance information prior to that date reflects the Fund’s prior principal investment strategies.

Highest Quarter Return Q4 2013 10.90%	Lowest Quarter Return Q4 2018 -14.64%
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years or Since Inception
Institutional Class	3/1/2012*
Return Before Taxes		-6.65%	8.61%	10.38%
Return After Taxes on Distributions		-11.48%	4.32%	6.38%
Return After Taxes on Distributions and Sale of Fund Shares		-1.60%	5.55%	7.12%
Index
S&P 500 Index (reflects no deductions for fees, expenses or taxes)		-4.38%	8.49%	11.50%
* Inception date is for Institutional Class shares of the Fund.

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MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers, Qi Yan, Adam Bloch and Farhan Sharaff are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; and Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Yan are primarily responsible for the day-to-day management of the Fund. Messrs. Sharaff and Flowers have co-managed the Fund since 2013, Mr. Yan has co-managed the Fund since 2016, and Mr. Bloch has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

PROSPECTUS | 46

Guggenheim StylePlus—Mid Growth Fund

INVESTMENT OBJECTIVE
Guggenheim StylePlus—Mid Growth Fund (the "Fund") seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.03%
Other Expenses[1]	0.46%
Interest Expenses	0.12%
Remaining Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.24%
Fee Waiver[2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver	1.21%

[1]	Other expenses are based on estimated expenses for the current fiscal year.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$123
3 Years	$390
5 Years	$678
10 Years	$1,497
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52% of the average value of its portfolio.

47 | PROSPECTUS

PRINCIPAL INVESTMENT STRATEGIES
The Fund seeks to exceed the total return of the Russell Midcap ® Growth Index (the “Index”). The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) equity securities issued by companies that have market capitalizations within the range of companies in the Index; (ii) investment vehicles that provide exposure to companies that have market capitalizations within the range of companies in the Index; and (iii) equity derivatives that, when purchased, provide exposure to (i.e., economic characteristics similar to) equity securities of companies with market capitalizations usually within the range of companies in the Index and equity derivatives based on mid-capitalization indices, including mid-capitalization growth indices deemed appropriate by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”). The Fund will usually also invest in fixed-income instruments and cash investments to collateralize derivatives positions and to increase investment return. As of December 31, 2018, the Index consisted of securities of companies with market capitalizations that ranged from $364.6 million to $67.9 billion .
Equity securities in which the Fund may invest include common stocks, rights and warrants, and American Depositary Receipts (“ADRs”). Derivatives in which the Fund may invest include options, futures contracts, swap agreements (including but not limited to total return swap agreements), and forward contracts (some of these instruments may be traded in the over-the-counter market). Fixed-income securities and other securities in which the Fund may invest include debt securities selected from a variety of sectors and credit qualities (principally, investment grade), principally, corporate bonds, participations in and assignments of syndicated bank loans, asset-backed securities (including mortgage-backed securities, collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and other structured finance investments), U.S. government and agency securities (including those not backed by the full faith and credit of the U.S. government), mezzanine and preferred securities, commercial paper, zero-coupon bonds, non-registered or restricted securities (consisting of securities originally issued in reliance on Rule 144A and Regulation S), step-up securities (such as step-up bonds) and convertible securities that Guggenheim Investments believes offer attractive yield and/or capital appreciation potential. The Fund may invest in securities listed, traded or dealt in other countries. The Fund may hold securities of any duration or maturity. Fixed-income securities in which the Fund may invest may pay fixed or variable rates of interest. The Fund may invest in a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds.
Allocation decisions within the actively managed equity, passive equity and actively managed fixed-income sleeves are at the discretion of the Investment Manager and are based on the Investment Manager’s judgment of the current investment environment (including market volatility), the attractiveness of each asset category, the correlations among Index components, individual positions or each asset category, and expected returns. In selecting investments for the Fund, the Investment Manager uses quantitative analysis, credit research and due diligence on issuers, regions and sectors to select the Fund’s investments and other proprietary strategies to identify securities and other assets that, in combination, are expected to contribute to exceeding the total return of the Index.
Derivative instruments may be used extensively by the Investment Manager to maintain exposure to the equity and fixed-income markets, to hedge the Fund’s portfolio, or to increase returns. The Investment Manager may determine to sell a security for several reasons including the following: (1) to meet redemption requests; (2) to close-out or unwind derivatives transactions; (3) to realize gains; or (4) if market conditions change.
The Fund invests a substantial portion of its assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities. These funds are designed primarily to provide an alternative to investing directly and separately in various short-term fixed-income or floating rate securities. The Fund invests in these investment companies for various portfolio management purposes, including for cash management and liquidity management purposes and to seek to obtain exposure with a higher level of return on investments used to collateralize derivatives positions and achieve greater diversification and trading efficiency than would usually be experienced by investing directly and separately in fixed-income or floating rate securities. Investments by the Fund in these investment companies significantly increase the Fund’s exposure to the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) CLOs, other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Fund to the risks of these asset categories and decreases in the value of these investments may cause the Fund to deviate from its investment objective.

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Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The Fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
CDOs are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which the Fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of the Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign

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currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.
Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment

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may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which

51 | PROSPECTUS

are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences. In addition, the Fund is subject to the risks associated with the Investment Manager's allocation of assets between or among sleeves, including the timing and amount of such allocations.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.

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PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective April 30, 2013, certain changes were made to the Fund's investment objective and principal investment strategies. Performance information prior to that date reflects the Fund’s prior principal investment strategies.

Highest Quarter Return Q3 2013 9.35%	Lowest Quarter Return Q4 2018 -16.69%

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years or Since Inception
Institutional Class	3/1/2012*
Return Before Taxes		-7.07%	6.89%	9.30%
Return After Taxes on Distributions		-12.62%	3.24%	6.07%
Return After Taxes on Distributions and Sale of Fund Shares		-1.42%	4.54%	6.57%
Index
Russell Midcap® Growth Index (reflects no deductions for fees, expenses or taxes)		-4.75%	7.42%	10.58%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Jayson B. Flowers, Qi Yan, Adam Bloch and Farhan Sharaff are portfolio managers of the Fund. The portfolio managers

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hold the titles of Senior Managing Director and Portfolio Manager; Managing Director and Portfolio Manager; Director and Portfolio Manager; and Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Yan are primarily responsible for the day-to-day management of the Fund. Messrs. Sharaff and Flowers have co-managed the Fund since 2013, Mr. Yan has co-managed the Fund since 2016, and Mr. Bloch has co-managed the Fund since November 2018.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Guggenheim World Equity Income Fund

INVESTMENT OBJECTIVE
The Guggenheim World Equity Income Fund (the “Fund”) seeks to provide total return, comprised of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.30%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver (and/or expense reimbursement)[2]	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.97%

[1]	Other expenses are based on estimated expenses for the current fiscal year.

[2]
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 0.97%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$99
3 Years	$315
5 Years	$550
10 Years	$1,222

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example,

55 | PROSPECTUS

affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in higher dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it may invest in a number of countries throughout the world, including emerging markets.
While the Fund tends to focus its investments in equity securities of large- and mid-capitalization companies, it can also invest in equity securities of companies that represent a broad range of market capitalizations and will not be constrained by capitalization limits. At times, the Fund may thus invest a significant portion of its assets in small- and mid-capitalization companies. The equity securities in which the Fund may invest include, but are not limited to, common stock, preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), American Depositary Shares (“ADS”), convertible securities and warrants and rights. The Fund invests in securities denominated in a wide variety of currencies.
The Fund may invest in a variety of investment vehicles, such as exchange-traded funds (“ETFs”) and other mutual funds to manage its cash position, or to gain exposure to the equity markets or a particular sector of the equity markets. These investments may be more liquid than investing directly in individual issuers.
The Fund may also hold up to 20% of its assets (net assets, plus the amount of any borrowing for investment purposes) in non-equity securities of foreign or U.S. issuers.
While the Fund generally does not intend to usually hold a significant portion of its assets in derivatives, the Fund may invest in derivatives, consisting of forwards, options, swaps and futures contracts (some of these instruments may be traded in the over-the-counter market) in order to maintain exposure to the securities and currency markets at times when it is unable to purchase the corresponding securities and currencies directly, or it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Further, the Fund may seek to reduce the Fund's foreign currency exposure associated with its foreign investments by engaging in transactions and derivatives designed to hedge against adverse movements in foreign currencies, including forward foreign currency contracts, spot market transactions, currency futures, and options. At times, the Fund may engage in extensive foreign currency hedging transactions.
Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), will actively manage the Fund’s portfolio while utilizing quantitative analysis to forecast risk. The Investment Manager’s goal will be to construct a well diversified portfolio comprised of securities that have historically demonstrated low volatility in their returns and that collectively have the ability to provide dividend yields in excess of the Fund’s benchmark, the MSCI World Index (Net) ("MSCI Index"). In selecting investments, the Investment Manager will consider the dividend yield potential of each security, the historic volatility of each security, the correlation between securities, trading liquidity and market capitalization, among other factors or security characteristics. The Investment Manager also may consider transaction costs and overall exposures to countries, sectors and stocks. While the portfolio may be comprised of a large portion of securities that are included within the MSCI Index, a broad-based index that captures large- and mid-cap representations across a large number of developed markets countries globally, the Fund will also invest in securities that are not included in the MSCI Index. The Investment Manager may determine to sell a security for several reasons including the following: (1) better investment opportunities are available; (2) to meet redemption requests; (3) to close-out or unwind derivatives transactions; (4) to realize gains; or (5) if market conditions change.
The Fund may invest in a limited number of industries or industry sectors, including the technology and financial sectors.
Under adverse or unstable market conditions or abnormal circumstances, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

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PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Capitalization Securities Risk—The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range may underperform other segments of the equity market or the equity market as a whole.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. The Fund's foreign currency hedging transactions and techniques may not be effective and, in certain cases, may adversely affect the Fund. In addition, the Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have

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discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
Geographic Focus Risk—Asia. Because the Fund may focus its investments in Asia, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Geographic Focus Risk—Europe. Because the Fund may focus its investments in Europe, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with

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similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.
Effective August 15, 2013, certain changes were made to the Fund's investment objective, principal investment strategies and portfolio management team. Performance prior to that date was achieved when the Fund had a different investment objective and used different strategies.

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Highest Quarter Return Q1 2012 12.60%	Lowest Quarter Return Q4 2018 -12.07%
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018 )
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years	10 Years or Since Inception
Institutional Class	5/2/2011*
Return Before Taxes		-8.46%	3.83%	3.63%
Return After Taxes on Distributions		-9.46%	2.65%	2.64%
Return After Taxes on Distributions and Sale of Fund Shares		-4.84%	2.43%	2.37%
Index
MSCI World Index (Net) (reflects no deductions for fees, expenses or taxes, except foreign withholding taxes)[1]		-8.71%	4.56%	6.16%

* Inception date is for Institutional Class shares of the Fund.

[1]
The MSCI World Index (Net) returns reflect reinvested dividends net of foreign withholding taxes, but reflect no deductions for fees, expenses or other taxes. The returns are calculated by applying withholding rates applicable to non-resident persons who do not benefit from double taxation treaties. Withholding rates applicable to the Fund may be lower.

MANAGEMENT OF THE FUND
Security Investors, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Farhan Sharaff, Evan Einstein and Jayson B. Flowers are portfolio managers of the Fund. The portfolio managers hold the titles of Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; Director and Portfolio Manager; and Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Sharaff and Einstein are primarily responsible for the day-to-day management of the Fund. Mr. Sharaff has co-managed the Fund since 2013. Messrs. Flowers and Einstein have co-managed the Fund since 2017.
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.
Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objectives and Strategies

The Board of Trustees of the Funds may change a Fund's investment objective and strategies at any time without shareholder approval. A Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. Should a Fund with a name suggesting a specific type of investment or industry change its policy of investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in the type of investment or industry suggested by its name, the Fund will provide shareholders at least 60 days' notice prior to making the change. For purposes of this 80% policy, derivatives usually will be based on their notional value and the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund will count the absolute value of securities sold short. For purposes of determining a Fund’s compliance with the Fund’s 80% investment policy under Rule 35d-1 under the 1940 Act (if applicable), the Fund may, to the extent permitted by its principal investment strategy, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds where the identity of those underlying portfolio securities can be reasonably determined. As with any investment, there can be no guarantee a Fund will achieve its investment objective.
Each Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, each Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Funds’ holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Funds’ investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Funds have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help a Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, a Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus.
The Guggenheim World Equity Income Fund will determine the country of an issuer of a security based on: (a) the issuer’s domicile or location of headquarters; (b) where the issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed or where it has at least 50% of its assets; (c) the principal trading market for the security; (d) the currency in which the security is denominated; or (e) the classification of the country of an issuer by a third-party index provider. Investors should be aware that the investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other mutual funds for which an Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Funds’ investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, a Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Funds are subject to certain investment policy limitations referred to as “fundamental policies.” The full text of each Fund’s fundamental policies is included in the SAI.
Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for a Fund. The Funds also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Funds is set forth

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below. Not all of the risks are principal risks for each Fund. The fact that a particular risk was not indicated as a principal risk for a Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for that Fund. Although the Funds will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. Each Fund may engage in active and frequent trading of portfolio securities. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund.
Investors should note that each Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage a Fund.
Asset-Backed Securities Risk—Certain Funds may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate and credit risks. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect a Fund’s investment in the asset-backed securities. The value of asset-backed securities held by a Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which a Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to a Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of a Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which a Fund invests, defined by the assets collateralizing the asset-backed securities. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as "agency" MBS). Non-agency MBS (referred to as "private label") are subject to the risk that the value of such securities will decline because, among

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other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect a Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, a Fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities—Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans.  Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings.  Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. CMBS are also subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. CMBS often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to prepayment and liquidity and valuation risks.
Capitalization Securities Risk—A Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, a Fund may be subject to the risk that the pre-dominate capitalization range represented in a Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. A Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
Collateralized Loan Obligations and Collateralized Debt Obligations—A collateralized loan obligation (“CLO”) is an asset-backed security whose underlying collateral is a pool of loans. Such loans may include domestic and foreign senior secured loans, senior unsecured loans and subordinate corporate loans, some of which may be below investment grade or equivalent unrated loans. Investments in CLOs carry the same risks as investments in loans directly such as interest rate risk, credit and liquidity and valuation risks, and the risk of default. These investments are also subject to the risks associated with a decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to these types of securities as a class. CLOs issue classes or “tranches” that vary in risk and yield. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A CLO may experience substantial losses attributable to loan defaults. A Fund’s investment in a CLO may decrease in market value because of (i) loan defaults or credit impairment, (ii) the disappearance of subordinate tranches, (iii) market anticipation of defaults, and (iv) investor aversion to CLO securities as a class. These risks may be magnified depending on the tranche of CLO securities in which a Fund invests. For example, investments in a junior tranche of CLO securities will likely be more sensitive to loan defaults or credit impairment than investments in more senior tranches.

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Collateralized debt obligations (“CDOs”) are structured similarly to CLOs, but are backed by pools of assets that are debt securities rather than only loans, typically including bonds, other structured finance securities (including other asset-backed securities and other CLOs) and/or synthetic instruments. CDOs are often highly leveraged, and like CLOs, the risks of investing in CDOs may be magnified depending on the tranche of CDO securities held by a Fund. The nature of the risks of CDOs depends largely on the type and quality of the underlying collateral and the tranche of CDOs in which a Fund may invest. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of a Fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Commercial paper is typically repaid with the proceeds from the issuance of new commercial paper.  Thus, investments in commercial paper are subject to the risk (commonly referred to as rollover risk) that the issuer will be unable to issue sufficient new commercial paper to meet the repayment obligations under its outstanding commercial paper. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates. As with other debt securities, there is a risk that the issuer of commercial paper will default completely on its obligations. Commercial paper is generally unsecured and, thus, is subject to increased credit risk. A Fund may have limited or no recourse against the issuer of commercial paper in the event of default.
Concentration Risk—Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type. By concentrating in the real estate industry, the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund are subject to the risks specifically affecting that industry more than a fund that invests across a variety of industries.
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on a Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. A Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Correlation Risk—A number of factors may affect the ability to track an underlying investment, such as an index, through a management strategy or a derivative instrument or an underlying fund. Factors may include, for example, derivatives contracts costs or underlying fund fees and expenses. There can be no guarantee that an investment will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent a Fund from achieving the objective pursued by an investment. A number of factors may adversely affect correlation with the underlying investment, including fees, expenses, transaction costs, income items, accounting standards and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being forced to liquidate a position at an inappropriate time.

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Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. A Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. A Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), a Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for a Fund, the value of your shares in a Fund may decrease.
A Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—A Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, a Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of a Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for a Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which a Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, a Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Managers’ credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and corporate debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s

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Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace.
Currency Risk—A Fund’s direct or indirect exposure to foreign currencies, including through ownership of securities of foreign issuers, subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a Fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the Fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives.
A Fund may engage in transactions and derivatives designed to reduce the Fund's exposure to foreign currencies or to hedge against adverse movements in foreign currencies. However, there can be no assurance that the Fund’s hedging transactions or techniques will be effective because, for example, it may not accurately predict movements in exchange rates and there may be imperfect correlations between the hedging transaction and the risk that the Fund seeks to hedge or reduce. The Fund’s ability to engage in these transactions and techniques may be limited under certain circumstances and, in some cases, the Fund may choose not to engage in such transactions. It is possible that hedging transactions and techniques can reduce the opportunities for gains or even result in losses by offsetting favorable price movements in other Fund investments. In addition, the Fund will incur costs associated with any foreign currency hedging transactions.
Depositary Receipt Risk—A Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. A Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of the depositary receipts in a Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of a Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of a Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. A Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.
Derivatives Risk—A Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of a Fund’s portfolio, to seek to

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manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose a Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose a Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, a Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if an Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause a Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause a Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose a Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which a Fund invests.
Certain of the derivatives in which the Funds invest are traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Funds and their trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. A Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. A Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in a Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of a Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by a Fund

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or its Investment Manager, thus limiting the ability to implement a Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by a Fund or its Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, a Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
A Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by a Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Dividend-Paying Stock Risk—A Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur as a result of, among other things, a sharp rise in interest rates or an economic downturn. Changes in the dividend policies of companies and capital resources available for these companies’ dividend payments may adversely affect the Fund. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors.
Emerging Markets Risk—A Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries may entail greater risks than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (viii) particular sensitivity to global economic conditions or reliance on international or other forms of aid, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed

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market countries) and, as a result, a Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—A Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by a Fund fall, the value of your investment in the Fund will be adversely affected. A Fund may lose a substantial part, or even all, of its investment in a company’s stock.
A Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as a Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. A Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Exchange Traded Notes Risk—Certain Funds may invest in ETNs. ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs and gives exposure to underlying investments (typically market indices), which may themselves be equity or fixed-income investments. However, this type of security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investment. A Fund’s decision to sell its ETN holdings also may be limited by the availability of a secondary market. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will typically give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs are also subject to counterparty credit risk (which includes the risk that the issuer may fail). The timing and character of income and gains derived by a Fund from ETNs for U.S. federal income tax purposes is under consideration by the U.S. Treasury and IRS and may also be affected by future legislation.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through ADRs and GDRs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. A Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign

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investments may be more limited than those available in the United States and a Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of a Fund.
Geographic Focus Risk—Asia. Because the Guggenheim World Equity Income Fund may focus its investments in Asia, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia. Although certain Asian economies are exemplars of growth and development others have been and continue to be subject, to some extent, to over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Geographic Focus Risk—Europe. Because the Guggenheim World Equity Income Fund may focus its investments in Europe, the Fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. The European economy is diverse and includes both large, competitive economies and small, struggling economies. The European economy is vulnerable to decreasing imports or exports, changes in governmental regulations on trade, changes in the exchange rate of the Euro and recessions in European Union economies. The European financial markets have recently experienced volatility due to concerns about rising government debt levels of several European countries and increased unemployment levels. Economic uncertainty may have an adverse effect on the value of the Fund’s investments. As a result, the Fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Growth Stocks Risk—Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by an Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined by the Investment Manager to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology regarding high yield investments. High yield securities may be more sensitive to adverse specific corporate or general market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, which may cause the value of a Fund’s holdings and NAV per share to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration (whether positive or negative) of the bonds held by a Fund or to which a Fund is exposed, the more a Fund’s share price will fluctuate in response to interest

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rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the NAV per share of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point.
However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, a Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities.  Adjustable rate securities generally react to such changes to a lesser degree than fixed-rate securities, which typically depends on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates (which also may be subject to limits on the maximum increase in interest rates). During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Changing Fixed-Income Market Conditions—The Board of Governors of the Federal Reserve System (“Federal Reserve”) has raised the federal funds rate from historically low levels in recent years and has signaled that it intends to continue to do so. To the extent the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise. Very low or negative interest rates may magnify a Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, a Fund may be unable to maintain positive returns). In addition, certain countries have experienced (or may be expected to experience) negative interest rates on certain fixed-income instruments.
Changes in fixed-income market conditions, including the recent increases and potential for future increases to the federal funds rate or negative interest rates, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of a Fund’s investments and NAV per share to decline. A rise in general interest rates may also result in increased redemptions from a Fund. Very low, negative or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting a Fund’s investments, yield and performance. Thus, a Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
A Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investments by Investing Funds and Other Large Shareholders—Shares of the Funds are offered as an investment to certain other investment companies, large retirement plans and other large investors. The Funds are subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, a Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash

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position than it ordinarily would. A Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, a Fund may also experience frequent large shareholder transactions.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. A Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. A Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
A Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
The Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund invest a substantial portion of their assets in investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, that invest in short-term fixed-income or floating rate securities.  Investments by the Funds in these investment companies significantly increase the Funds’ exposure to one or more of the following asset categories: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”) or, if unrated, determined by the Investment Manager, to be of comparable quality; (ii) collateralized loan obligations (“CLOs”), other asset-backed securities and similarly structured debt investments; and (iii) other short-term fixed or floating rate debt securities. Such investments expose the Funds to the risks of these asset categories and decreases in the value of these investments may cause the Funds to deviate from their investment objective. These investment companies are registered open-end investment companies primarily available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates. The subscription and redemption activities of these large investors can have a significant adverse effect on these investment companies and thus the Funds. For example, the liquidity of the investment companies can be limited as a result of large redemptions.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Fund would not engage or invest directly.
The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest. Also, the performance of an underlying fund or other investment that seeks to track a benchmark index may not correspond to the benchmark index for any period of time. Such an investment may not duplicate the exact composition of its index. In addition, unlike a fund or other investment, the returns of an index are not reduced by expenses, and therefore, the ability of a fund to match the performance of the index is adversely affected by the costs of buying and selling investments as well as other expenses.
The underlying investment companies or other investment vehicles in which a Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.

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An investment by a Fund in ETFs generally presents the same primary risks as an investment in a mutual fund.  In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. In the event that a Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral.
Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. A Fund's interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.
Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent a Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of a Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which a Fund may invest will be relatively illiquid and difficult to value. A Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to a Fund to make additional investments or to use proceeds to meet its current redemption obligations. A Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes

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large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate a Fund's ability to collect payments on its loan investments or otherwise adversely affect a Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, a Fund may need to retain legal or similar counsel to help in seeking to enforce or protect its rights. As a result, a Fund may incur the costs associated with retaining such counsel. In addition, if a Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
Each Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for a Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans the rights provided to lenders or buyers, such as the Funds, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in a Fund’s portfolio.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than a Fund) or a Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, a Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or a Fund determines to avoid or not to receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, a Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, a Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if a Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Funds are also subject to conflicts of interest that are described in more detail in the SAI.
Large-Capitalization Securities Risk—A Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.
Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Fund. Leveraging may cause a Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, each Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits each Fund from borrowing in an amount greater than 33 1/3% of its assets.

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The Funds are permitted to borrow money for certain purposes. To the extent that a Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV per share of a Fund of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased. In addition, if a Fund borrows from a line of credit it will be subject to certain covenants that, if breached, may require the Fund to accelerate its indebtedness and sell portfolio securities when it otherwise would not do so. If a Fund accesses its line of credit to meet shareholder redemption requests, the Fund’s remaining shareholders may bear the cost of the borrowing through interest expenses and other expenses (e.g., commitment fees) that affect the Fund’s performance. Borrowing expenses are excluded from any applicable fee waivers or expense limitation agreements.
Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to a real estate company’s leveraging may affect the ability of the real estate company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a real estate company to make payments of any interest and principal on its debt securities will be adversely affected. These risks are especially applicable in conditions of declining real estate values.
Liquidity and Valuation Risk—It may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the financial markets. As a result, a Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. A Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which a Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in a Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and a Fund’s Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Funds’ valuation procedures will in fact approximate the price at which a Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Funds (or the Investment Managers) rely on various sources of information to value investments and calculate net asset value. The Funds may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Funds' ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of a Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and Funds that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of a Fund's investments that are fair valued or difficult to value vary from time to time. The Funds’ shareholder reports contain more information about the Funds’ holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.

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Management Risk—Each Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. An Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for each Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing a Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to an Investment Manager and each individual portfolio manager in connection with managing each Fund and may also adversely affect the ability of each Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs each Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of a Fund and, as a result, may lower a Fund’s performance.
There is no guarantee that the Guggenheim Market Neutral Real Estate Fund will be able to neutralize or limit exposure to general stock market risk. The Fund's use of short sales in combination with its long positions in an attempt to limit direct market exposure and improve performance may be unsuccessful and may result in greater losses or lower positive returns than if the Fund held only long positions. During times when the overall market is performing strongly, the Fund may underperform the market because the Fund's short positions may be more likely to lose money than during other market conditions.
Market Risk—The value of, or income generated by, the securities held by a Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by a Fund will increase in value along with the broader markets. For example, the value of a Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose a Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by a Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of a Fund and the instruments in which a Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which a Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which a Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, a Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect a Fund.
Mid-Capitalization Securities Risk—A Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for a Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.
Non-Diversification Risk—A non-diversified Fund may hold larger positions in a smaller number of securities than a diversified fund. As a result, a non-diversified Fund’s performance may depend on the performance of a small number of issuers and the Fund may be more susceptible to risks associated with and adverse developments affecting a single issuer, including changes in the market value of the issuer’s securities and unfavorable market and economic developments. These events could cause a greater impact on a non-diversified Fund’s net asset value and total return (e.g., greater losses) and volatility than a more diversified portfolio.

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Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity).  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of investments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected.  In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk.   Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk.  Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Quantitative Investing Risk—There is no guarantee that the use of quantitative models, algorithms, methods or other similar techniques (“quantitative investing”), and the investments selected based on such techniques, will produce the desired results or enable a Fund to achieve its investment objective. A Fund may be adversely affected by imperfections, errors or limitations in construction and implementation (for example, limitations in a model, proprietary or third-party data imprecision or unavailability, software or other technology malfunctions, or programming inaccuracies) and the Investment Manager’s ability to monitor and timely adjust the metrics or update the data or features underlying the model, algorithm or other similar analytical tools (“quantitative tools”).  A Fund may also be adversely affected by the Investment Manager’s ability to make accurate qualitative judgments regarding the quantitative tool’s output or operational complications relating to any quantitative tool.  Thus, a Fund is subject to the risk that any quantitative tools used by an Investment Manager will not be successful as to, for example, selecting or weighting investment positions, and that these tools may not perform as expected.
Real Estate Investments Risk—The Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation; changes in national, state and local economic conditions (such as the turmoil experienced during 2007 through 2009 in the residential and commercial real estate market); changes in real estate values and rental income, rising interest rates (which could result in higher costs of capital); changes in building, environmental, zoning and other laws; regulatory limitations on rents; property taxes; operating expenses; overbuilding, construction delays and the supply of real estate generally; extended vacancies of properties due to economic conditions and tenant bankruptcies; and catastrophic events such as earthquakes, hurricanes and terrorist acts. Investments in real estate companies and companies related to the real estate industry are also subject to risks associated with the management skill, insurance coverage and credit worthiness of the issuer. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns.
Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.
The value or price of real estate company securities may drop because of, among other adverse events, the failure of borrowers to repay their loans and the inability to obtain financing either on favorable terms or at all. If real estate properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service,

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ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability (or perceived ability) of a real estate company to make payments of interest and principal on their loans will be adversely affected, which, as a result, may adversely affect the Fund. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.
Regulatory and Legal Risk—A Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by a Fund, the strategies used by a Fund or the level of regulation or taxation applying to a Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of a Fund, as well as the way investments in, and shareholders of, a Fund are taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which a Fund invests and a Fund's investment strategies and performance.
REIT Risk—REITs are exposed to the risks affecting real estate investments generally in addition to other investment risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities. Because REITs are pooled investment vehicles that have expenses of their own, the Fund and its shareholders will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique federal tax requirements. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions, and a REIT that fails to comply with the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.
REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission from the IRS to extend the deadline for issuance of Forms 1099-DIV.
Repurchase Agreements and Reverse Repurchase Agreements Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a Fund or, in the case of a reverse repurchase agreement, the securities sold by a Fund, may be delayed. In a repurchase agreement, such an insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty's insolvency may result in a loss equal to the amount by which the value of the securities sold by a Fund exceeds the repurchase price payable by a Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When a Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of a Fund’s assets. As a result, such transactions may increase fluctuations in the net asset value of a Fund’s shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield and the amount of exempt-interest dividends that may be paid by the Fund. The credit, liquidity and other risks associated with repurchase agreements are magnified to the extent a repurchase agreement is secured by collateral other than cash, government securities or liquid securities or instruments issued by an issuer that has an exceptionally strong credit quality.

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Restricted Securities Risk—Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended (“1933 Act”). Unless registered for sale, restricted securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Restricted securities may be classified as illiquid investments. There is no guarantee that a trading market will exist at any time for a particular restricted security. Thus, a Fund may be unable to sell these securities at an advantageous time or at all.
Restricted securities may involve a high degree of business and financial risk, which may result in substantial losses. These securities may be less liquid and more difficult to value than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. A Fund may invest in restricted securities, including securities initially offered and sold without registration pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) and securities of U.S. and non-U.S. issuers initially offered and sold outside the United States without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Rule 144A Securities and Regulation S Securities generally may be traded freely among certain qualified institutional investors, such as a Fund, and non-U.S. persons, but resale to a broader base of investors in the United States may be permitted only in significantly more limited circumstances. A Fund may bear certain costs associated with the resale of these securities and may be subject to delays in being permitted to sell these holdings.
Investing in Rule 144A Securities and other restricted and non-registered securities (such as privately placed securities purchased through transactions complying with the requirements in Regulation D or S under the 1933 Act) could have the effect of increasing the amount of a Fund’s assets invested in illiquid investments to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities and for other relevant market, trading and investment-specific considerations.
Sector Emphasis Risk—If a Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector.  The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors.  Such issuers may also react similarly to these developments or conditions. To the extent a Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.  The Funds’ shareholder reports contain information about the Funds’ holdings, including exposures to sectors. Investors should consider consulting these reports for more information.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change or due to increased competition. A Fund may be adversely affected by events or developments negatively impacting the financial sector. For example, events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies, including banks, to incur losses. If a Fund focuses its investments in banks or bank-related companies, the Fund will be sensitive to adverse developments in the banking industry (domestic or foreign). Banks can be particularly susceptible to, among other things, adverse legislative, regulatory and monetary policy changes, interest rate movements, the availability of capital and cost to borrow, the rate of debt defaults, and developments in the real estate market.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies in the technology sector, including information technology companies, may be very volatile. The potential for wide variation in performance is based on the special risks and challenges common to these companies, including, among other things, worldwide competition, consumer preferences, product compatibility, high cost of research and development of new products, issues with obtaining financing or regulatory approvals and excessive investor optimism or pessimism. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Company earnings disappointments can result in sharp stock price declines. A Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector. The level of risk will be increased to the extent that a Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

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Short Sale and Short Exposure Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline, so that the security may be purchased at a lower price when returning the borrowed security. A short exposure exposes a Fund to counterparty credit risk and leverage risk. The risk for loss on a short sale or other short exposure is greater than a direct investment in the security itself because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. A Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price, resulting in a loss. Short sales also subject a Fund to risks related to the lender (such as bankruptcy risks) or the general risk that the lender does not comply with its obligations. The risk of loss through a short sale or other short exposure may in some cases be theoretically unlimited. The use of short sales may cause a Fund to have higher expenses than those of equity mutual funds that do not engage in short sales, including the cost of paying the lender an amount equal to any dividends on the borrowed securities. Government actions also may affect the Funds' ability to engage in short selling.
Small-Capitalization Securities Risk—A Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for a Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.
Tax Risk—A Fund must derive at least 90% of its gross income each taxable year from qualifying sources in order to qualify for favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). This requirement will limit the ability of a Fund to invest in items that could result in nonqualifying income. Legislative or administrative changes or court decisions relating to the Code may adversely affect a Fund and/or the issuers of securities held by a Fund.
U.S. Government Securities Risk—Different types of U.S. government securities have different relative levels of credit risk depending on the nature of the particular government support for that security. U.S. government securities may be supported by: (i) the full faith and credit of the United States government; (ii) the ability of the issuer to borrow from the U.S. Treasury; (iii) the credit of the issuing agency, instrumentality or government-sponsored entity; (iv) pools of assets (e.g., mortgage-backed securities); or (v) the United States in some other way. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities, which may fluctuate in value and are subject to investment risks, and certain U.S. government securities may not be backed by the full faith and credit of the United States government. The value of U.S. government obligations may be adversely affected by changes in interest rates. It is possible that the issuers of some U.S. government securities will not have the funds to timely meet their payment obligations in the future and there is a risk of default. For certain agency issued securities, there is no guarantee the U.S. government will support the agency if it is unable to meet its obligations.
Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Funds’ investments in value stocks may limit downside risk over time, a Fund may, as a trade-off, produce more modest gains than riskier stock funds.
Zero Coupon and Payment-In-Kind Securities Risk—The market value of a zero-coupon or payment-in-kind security, which usually trades at a deep discount from its face or par value, is generally more volatile than the market value of, and is more sensitive to changes in interest rates and credit quality than, other fixed income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon and payment-in-kind securities also may be less liquid than other fixed-income securities with similar maturities and credit quality that pay interest in cash periodically. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the “interest” on payment-in-kind securities will be included in the investing Fund’s taxable income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes, the Fund will generally be required to distribute to its shareholders an amount that is greater than the total amount of cash it actually receives with respect to these securities. These distributions must be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make any such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities may be more difficult to value than other fixed income securities with similar maturities and credit quality that pay interest in cash periodically.

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The SAI describes the Funds’ principal investment risks in more detail and also describes other risks applicable to the Funds. The additional risks include the following:
Cyber Security and Operational Risk—As in other parts of the economy, the Funds and their service providers, as well as exchanges and market participants through or with which the Funds trade and other infrastructures and services on which the Funds or their service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds’ or their service providers’ operations. A cyber incident could adversely impact a Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting a Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting a Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, a Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Funds and their service providers may directly bear these risks and related costs.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by a Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to a Fund. In addition, in the event of bankruptcy of the borrower, a Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, a Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.
Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ underlying portfolio securities is available in the SAI.
Investment Manager

Security Investors, LLC (“Security Investors” or “Guggenheim Investments”), located at 702 King Farm Boulevard, Suite 200, Rockville, Maryland 20850, is the investment manager to the Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund and Guggenheim World Equity Income Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Security Investors were approximately $11.2 billion.
Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or “Guggenheim Investments” and with Security Investors, each is an “Investment Manager” and together, “Investment Managers”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Guggenheim Risk Managed Real Estate Fund and Guggenheim Market Neutral Real Estate Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Guggenheim Partners were approximately $192.4 billion.
The Investment Managers make investment decisions for the assets of the Funds and the applicable Investment Manager continuously reviews, supervises and administers each Fund’s investment program. Each of Security Investors and Guggenheim Partners are registered with the CFTC as a commodity pool operator (“CPO”) and Guggenheim Partners is registered as a commodity trading advisor (“CTA”), and each is a member of the National Futures Association in such capacities. Security Investors acts as CPO for Guggenheim Alpha Opportunity Fund, Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund.

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MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by each Fund.

Contractual Management Fees (expressed as a percentage of average net assets)
Guggenheim Alpha Opportunity Fund	0.90%
Guggenheim Large Cap Value Fund	0.65%
Guggenheim Market Neutral Real Estate Fund	1.10%
Guggenheim Mid Cap Value Institutional Fund	0.75%
Guggenheim Risk Managed Real Estate Fund	0.75%
Guggenheim Small Cap Value Fund	0.75%
Guggenheim StylePlus—Large Core Fund	0.75%
Guggenheim StylePlus—Mid Growth Fund	0.75%
Guggenheim World Equity Income Fund	0.70%

The Investment Managers have contractually agreed through February 1, 2020 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of a Fund to an indicated annual percentage of average daily net assets for Class R6 shares.

Fund	Class R6 Expense Limit
Guggenheim Alpha Opportunity Fund[1]	1.51%
Guggenheim Large Cap Value Fund	0.90%
Guggenheim Market Neutral Real Estate Fund	1.40%
Guggenheim Mid Cap Value Institutional Fund	1.05%
Guggenheim Risk Managed Real Estate Fund	1.10%
Guggenheim Small Cap Value Fund	1.05%
Guggenheim StylePlus—Large Core Fund	1.39%
Guggenheim StylePlus—Mid Growth Fund	1.81%
Guggenheim World Equity Income Fund	0.97%
1 Effective May 31, 2017. Prior to that date, the expense limitation for Class R6 shares was 1.86%.
A Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. An Investment Manager is entitled to reimbursement by a Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. An Investment Manager may only recoup such reimbursement when the Operating Expenses for a Fund or class do not exceed the then-applicable expense cap .
The Investment Managers have also contractually agreed through February 1, 2020, to waive the amount of each Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. An Investment Manager is not entitled to reimbursement by a Fund

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for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when an Investment Manager ceases to serve as such and it may be terminated by the Funds' Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, each Investment Manager may waive some or all of its management fee to limit the total operating expenses of a Fund to a specified level. The Investment Managers also may reimburse expenses of a Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of each of the Funds is available in the Funds’ annual report for the fiscal period ended September 30, 2018.
PORTFOLIO MANAGERS
The following individuals serve as portfolio managers of the Funds:
Guggenheim Alpha Opportunity Fund—Jayson B. Flowers, Samir Sanghani, Burak Hurmeydan and Farhan Sharaff are portfolio managers of the Fund. Jayson B. Flowers, Samir Sanghani and Burak Hurmeydan are primarily responsible for the day-to-day management of the Fund.
Guggenheim Large Cap Value Fund—James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
Guggenheim Market Neutral Real Estate Fund—Jayson B. Flowers and Thomas Youn are portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund.
Guggenheim Mid Cap Value Institutional Fund—James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
Guggenheim Risk Managed Real Estate Fund—Jayson B. Flowers and Thomas Youn are portfolio managers of the Fund and are primarily responsible for the day-to-day management of the Fund.
Guggenheim Small Cap Value Fund—James P. Schier, David G. Toussaint, Gregg Strohkorb, Farhan Sharaff and Burak Hurmeydan are portfolio managers of the Fund. James P. Schier and David G. Toussaint are primarily responsible for the day-to-day management of the Fund.
Guggenheim StylePlus—Large Core Fund—Jayson B. Flowers, Qi Yan, Adam Bloch and Farhan Sharaff are portfolio managers of the Fund. Jayson B. Flowers and Qi Yan are primarily responsible for the day-to-day management of the Fund.
Guggenheim StylePlus—Mid Growth Fund—Jayson B. Flowers, Qi Yan, Adam Bloch and Farhan Sharaff are portfolio managers of the Fund. Jayson B. Flowers and Qi Yan are primarily responsible for the day-to-day management of the Fund.
Guggenheim World Equity Income Fund—Farhan Sharaff, Evan Einstein and Jayson B. Flowers are portfolio managers of the Fund. Farhan Sharaff and Evan Einstein are primarily responsible for the day-to-day management of the Fund.
The biographies of the portfolio managers are as follows:
Samir Sanghani , Managing Director and Portfolio Manager of Security Investors, has co-managed Guggenheim Alpha Opportunity Fund since January 2015. Mr. Sanghani’s responsibilities include equity portfolio management, research, and development of strategies as head of the Quantitative Strategies Group in Santa Monica. He also leads a team of fundamental sector analysts covering US equities. Prior to joining Guggenheim in 2008, he was portfolio manager of a value/opportunistic equity hedge fund. Mr. Sanghani also served as VP of Operations and Chief Compliance Officer at a multi-manager hedge fund firm offering fundamental and quantitative equity long/short strategies. Prior to this, he was a Management Consultant for six years at PriceWaterhouseCoopers. Mr. Sanghani holds a B.S. degree in Electrical and Computer Engineering from Rice University and an MBA from M.I.T. Sloan School of Management. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.
Burak Hurmeydan, Ph.D ., Director and Portfolio Manager of Security Investors, has co-managed Guggenheim Alpha Opportunity Fund since January 2015 , and Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund and Guggenheim Small Cap Value Fund since November 2018 . Dr.

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Hurmeydan joined Guggenheim in 2011 as an Analyst of Quantitative Strategies. Before joining Guggenheim, he was a Quantitative Risk/Research Analyst with Citadel Asset Management from 2008 to 2009. He earned his B.S. in Economics from Eastern Mediterranean University and an M.S. degree in Economics from Louisiana State University. Dr. Hurmeydan earned a Ph.D. in Economics with a specialization in Financial Econometrics from Louisiana State University.
Jayson B. Flowers, Senior Managing Director and Portfolio Manager of the Investment Managers, has co-managed Guggenheim Alpha Opportunity Fund since January 2015, Guggenheim Market Neutral Real Estate Fund since its inception (February 2016), Guggenheim Risk Managed Real Estate Fund since its inception (March 2014), Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2013, and Guggenheim World Equity Income Fund since January 2017. Mr. Flowers joined Guggenheim Partners in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies where he manages the portfolios, risk, and trading across the Equity, Derivatives, Managed Futures, and Commodity Strategies. Mr. Flowers has close to 20 years’ experience in the financial markets with a focused concentration in portfolio management, risk management and trade execution across various sectors of the capital structure. His investment experience ranges in expertise from Managing Portfolios and Risk on Structured Product Investments, Global Equity Arbitrage, Alternatives, and Asset Backed Strategies, to Trading U.S. Government Agencies, Foreign Sovereign Debt, Commodities, Managed Futures, Currencies, and Derivatives. Prior to Guggenheim, Mr. Flowers was a founding partner of Adventure Capital, a Venture Capital and Merchant Banking company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of the Investment Managers. He has co-managed Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund and Guggenheim Small Cap Value Fund since August 2015, Guggenheim Alpha Opportunity Fund since January 2015, Guggenheim World Equity Income Fund since August 2013, Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2013. Mr. Sharaff joined Guggenheim Partners in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Partners, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
James P. Schier, CFA, Senior Managing Director and Portfolio Manager of Security Investors, has been the manager of Guggenheim Mid Cap Value Institutional Fund since July 2008, Guggenheim Small Cap Value Fund since its inception (July 2008), and Guggenheim Large Cap Value Fund since August 2015. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1993, he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an MBA from Washington University. He is a Chartered Financial Analyst charterholder.
Gregg Strohkorb, CFA, Director and Portfolio Manager of Security Investors, has managed Guggenheim Mid Cap Value Institutional Fund, Guggenheim Large Cap Value Fund and Guggenheim Small Cap Value Fund since August 2015. Mr. Strohkorb joined the Investment Manager in 2006 and also serves as a senior quantitative research analyst. Prior to joining the firm, Mr. Strohkorb was a Quantitative Equity Analyst for Denver Investment Advisors and a small hedge fund. In addition, Mr. Strohkorb has extensive experience in software development, systems management and database management. This includes experience with Morgan Stanley in international equity trading, settlement, corporate actions and securities lending systems. He earned a B.S. in Biological Sciences and an M.S. in Applied Science from The College of William and Mary and an MBA in International Business from the American Graduate School of International Management. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.
Thomas Youn, CFA, Managing Director and Portfolio Manager of Guggenheim Partners, has co-managed the Guggenheim Market Neutral Real Estate Fund since its inception (February 2016) and the Guggenheim Risk Managed Real Estate Fund since its inception (March 2014). Mr. Youn joined the Investment Manager in 2009, and is responsible for managing the Investment Manager's listed real estate strategies. Mr. Youn has more than 15 years of experience

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in the financial markets with a concentration in public and private real estate investing. Prior to joining the Investment Manager, Mr. Youn managed real estate strategies at Cliffwood Partners, where he served as a real estate generalist covering REITs and real estate C-Corps in the U.S. and Canada. He also assisted with portfolio construction and development of key investment themes and exposure targets for hedged and long-only funds. Prior to that, Mr. Youn was a Senior Equity Research Associate for Green Street Advisors covering the retail REIT sector. Prior to that, Mr. Youn gained public and private real estate experience working for Green Street Advisors and AEW Capital Management. Mr. Youn holds a B.S. in Finance from the University of Southern California and has earned the Chartered Financial Analyst designation.
Qi Yan, Managing Director and Portfolio Manager in equity and equity derivative strategies of Guggenheim Partners. He has co-managed Guggenheim StylePlus—Large Core Fund and Guggenheim StylePlus—Mid Growth Fund since April 2016. Mr. Yan joined Guggenheim Partners in 2005. In addition to his portfolio management responsibilities, Mr. Yan works closely with institutional clients in developing and implementing customized risk management solutions. Mr. Yan earned his M.S. in Statistics from Yale University, and his B.S. in Mathematics from Cambridge University.
David G. Toussaint, CFA, Managing Director and Portfolio Manager of Security Investors. He has co-managed Guggenheim Large Cap Value Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund and Guggenheim Small Cap Value Fund since January 2017. Mr. Toussaint has more than 25 years of investment industry experience.  From 2012 to 2016, Mr. Toussaint was a Senior Equity Research Analyst covering the energy, utilities, and healthcare sectors for the value equity funds.  From 2000 to 2012, he served as the portfolio manager for the firm’s high yield mutual fund strategy.  Prior to joining the Investment Manager in 2000, Mr. Toussaint was a fixed-income credit research analyst and an investment accounting manager for Allstate Insurance. Mr. Toussaint earned a B.A. in Economics from the University of Illinois, a M.S. in Accounting from DePaul University and an MBA in Finance from the University of Chicago. He is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst® designation.
Evan Einstein, Director and Portfolio Manager of Security Investors. He has co-managed Guggenheim World Equity Income Fund since January 2017. Mr. Einstein joined Guggenheim in 2010 as a valued member of the Global Alpha Equity team. He is responsible for portfolio optimization and development as well as maintaining the systems. He has previously worked for Oppenheimer Institutional’s small-cap value portfolio management desk as well as for State Street Global Advisors global equity trading analytics. Prior to this, Mr. Einstein was CTO and founding partner at Elkweb Information Systems, an internet technology and information firm. He has received his B.S. degree in Electrical Engineering from Syracuse University and an MBA from Babson College.
Adam Bloch, Director and Portfolio Manager of Guggenheim Partners. He has co-managed Guggenheim StylePlus— Large Core Fund and StylePlus—Mid Growth Fund since November 2018. Mr. Bloch joined Guggenheim Partners in 2012 and is a Portfolio Manager for the firm's Active Fixed Income and Total Return mandates. Mr. Bloch works with the Chief Investment Officers and other Portfolio Managers to develop portfolio strategy that is in line with the firm’s views. He oversees strategy implementation, working with research analysts and traders to generate trade ideas, hedge portfolios, and manage day-to-day risk. Prior to joining Guggenheim Partners, he worked in Leveraged Finance at Bank of America Merrill Lynch in New York where he structured high-yield bonds and leveraged loans for leveraged buyouts, restructurings, and corporate refinancings across multiple industries.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
CONFLICTS OF INTEREST
An investment in a Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Managers and their affiliates are engaged in a variety of business activities that are unrelated to managing the Funds, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Funds. The Funds and Investment Managers (and their affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Funds from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent a Fund from participating or restrict a Fund's participation in an investment decision, disadvantage a Fund or benefit an Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.

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Sub-Advisers

Although the Funds are not currently sub-advised, the Investment Managers and the Funds have received from the SEC an exemptive order for a multi manager structure that allows the Investment Managers to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Managers to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Funds' Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Investment Managers would provide the following oversight and evaluation services if a Fund uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Funds;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Managers do not expect to recommend frequent changes of any future sub-advisers. Although the Investment Managers will monitor the performance of any sub-advisers, there is no certainty that a sub-adviser or Fund will obtain favorable results at any given time.
Buying, Selling and Exchanging Fund Shares

Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:

•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of a Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;

•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of a Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and do not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and

•	Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of a Fund through an account held directly with the Fund and not traded through an intermediary.

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The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in each Fund's then-current prospectus and SAI.
OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions—buy, sell or exchange shares of the Funds. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•
Any application that is sent to MUFG Investor Services (the "Transfer Agent") does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Funds. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). Each Fund's NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)-or as otherwise permitted by the SEC-the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not accept purchase and redemption orders (or calculate their respective NAVs) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com .
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Funds’ Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off

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times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Funds. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Funds may also designate further intermediaries to accept purchase and redemption orders on behalf of the Funds. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Class R6 shares may be required to pay a commission to a broker in connection with transactions in Class R6 shares.  The Funds make available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Buying Fund Shares

The Funds offer their shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Funds’ or your financial intermediary’s transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for Class R6 shares of each Fund is listed in each Fund's “Fund Summary.”
Newly purchased shares are generally considered covered shares. The Funds are generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when covered shares are redeemed. The Funds will use a default average cost method for reporting your cost basis for covered shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest cost-in-first-out ("HIFO").
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”

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PURCHASE PROCEDURES
The Funds offer you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to each Fund for accounts opened directly. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

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	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

Mailing Addresses
	Standard Delivery	Overnight Delivery
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (MAIL)

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

CANCELLED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is cancelled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Funds may have experienced from the time of your order to the time of its cancellation. In addition, if

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the Funds’ NAV decreases in value from the time of your order to the time of its cancellation, the Funds will hold you liable for any losses that it incurs as a result of your cancelled order.
Selling Fund Shares

Each Fund redeems its shares continuously and investors may sell their shares back to the Funds on any Business Day. You may redeem all or any portion of your Fund shares at the Funds’ next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, each Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. Each Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If a Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Each Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
Each Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Funds. The Funds also offer you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file. If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of each Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

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If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Funds will redeem or exchange shares in the following order (to the extent applicable): undated non-covered shares ("non-covered shares" are shares acquired before January 1, 2012), non-covered shares followed by covered shares using the method in effect for the account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. Each Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to a Fund.
UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued. If a re-issued check is not cashed within 90 days, the check will be cancelled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

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For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.
For checks returned in the mail, a Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Funds for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Funds’ Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Funds also offer you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

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DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Managers will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

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Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under applicable law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Funds have instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Funds nor their Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Funds nor their Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

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STATEMENTS AND CONFIRMATIONS
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).
 Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Funds through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Funds reserve the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776
You may access information about the Funds and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Funds information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.
SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Funds’ Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.

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Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
The Funds are not suitable for purchase by active investors. The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Funds. This frequent trading into and out of the Funds may present risks to the Funds’ long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Funds do not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Funds. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Funds’ policies, the Investment Managers may consider the trading history of accounts under common ownership or control. In addition, the Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if an Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Funds.
No restrictions are applied to transfers, purchases and redemptions of the Funds by certain “funds of funds” within the Funds’ group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Funds’ objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Funds.
In its sole discretion, a Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Funds and may be cancelled or revoked by the Funds by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds’ access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, a Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUNDS
In addition to the rights expressly set forth in the Prospectus and SAI, the Funds reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Funds or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Funds (or their agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Funds or in cases where the Funds are requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Funds, the Investment Managers (or their

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affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time — generally, three or five years — Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution and Shareholder Services

No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of a Fund or for shareholder services.
COMPENSATION TO DEALERS
Each Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Funds’ expense tables in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Funds. The level of payments made to dealers will generally vary, but may be significant. The Investment Managers determine the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Managers periodically determine the advisability of continuing these payments. The Investment Managers may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Funds that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Funds over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Funds.
Shareholder Services

SYSTEMATIC WITHDRAWAL PLAN
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.

EXCHANGE PRIVILEGE
Shareholders of the Funds may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including a Fund’s right to reject any order to purchase shares.
Class R6 shares of the Funds may be exchanged only for Class R6 shares of another available fund.

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Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder may exchange shares by telephone by calling the Funds at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either an Investment Manager or the Funds upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt a Fund’s performance and its other shareholders, the Funds reserve the right to limit the amount or number of exchanges or discontinue this privilege if (1) a Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Funds also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. A Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.
Dividends and Taxes

Each Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of a Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify a Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested,

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those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If a Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to a Fund's dividends or other distributions unless you are taking a distribution or making a withdrawal.
A Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of a Fund’s net short-term capital gains generally will be taxed at ordinary income rates. A Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by a Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Funds will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you generally will recognize a capital loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
A Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an

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additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN TAXES
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends (and, under certain circumstances, at the rate of 35% on certain capital gain dividends) from a Fund, as discussed in more detail in the SAI.
COST BASIS
A Fund (or its administrative agents) is required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of “covered shares” (those generally purchased on or after January 1, 2012, and sold on or after that date). The Fund will permit Fund shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by a shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Funds. Please see the SAI for additional tax information.

Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. Each Fund calculates its NAV by:
•Taking the current market value of its total assets;
•Subtracting any liabilities; and
•Dividing that amount by the total number of shares owned by shareholders.
Each Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, a Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. A Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, a Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, each Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of a Fund for which market quotations are not readily available, or which cannot be accurately valued under the Funds' valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities

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listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which a Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to a Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which a Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Funds’ holdings can be found in the SAI and the Funds' shareholder reports.
General Information

SHAREHOLDER INQUIRIES
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Funds (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Funds reserve the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Funds and shareholders.  The Funds may amend any of these documents or enter into (or amend) a contract on behalf of the Funds without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with an Investment Manager or other parties who provide services to the Funds.
Each Fund offers other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus.  You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of a Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among

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other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Funds' website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

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Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five complete fiscal years, or the period since commencement of a Fund or share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Funds' independent registered public accounting firm, whose report, along with each Fund's financial statements and related notes, are included in the Funds’ 2018 Annual Reports. The 2018 Annual Reports are available upon request and are incorporated by reference in the SAI.
Effective January 28, 2014 (and September 24, 2014 for Guggenheim Alpha Opportunity Fund), the Funds, which were series of Security Equity Fund, Security Large Cap Value Fund or Security Mid Cap Growth Fund, Kansas corporations, reorganized with and into corresponding series of Guggenheim Funds Trust, a Delaware statutory trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.
Because Class R6 shares had not commenced operations as of the fiscal year ended September 30, 2018, financial highlights are presented for Institutional Class shares of each Fund. Annual returns would differ only to the extent that Class R6 and Institutional Class shares have different expenses.
Effective January 28, 2015, significant changes to the Guggenheim Alpha Opportunity Fund's principal investment strategies and portfolio managers were made.

PROSPECTUS | 104

Financial Highlights

Guggenheim Alpha Opportunity Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$29.86	$26.82	$25.73	$25.13	$22.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.12	(.13)	(.40)	(.12)
Net gain (loss) on investments (realized and unrealized)	(.91)	2.93	1.22	1.00	2.67
Total from investment operations	(.64)	3.05	1.09	.60	2.55
Less distributions from:
Net investment income	—	—	—	(—)[b]	—
Net realized gains	(1.45)	(0.01)	—	—	—
Total distributions	(1.45)	(0.01)	—	(—)[b]	—
Net asset value, end of period	$27.77	$29.86	$26.82	$25.73	$25.13

Total Return	(2.50%)	11.42%	4.20%	2.41%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$181,095	$196,180	$56,550	$50,304	$1,645
Ratios to average net assets:
Net investment income (loss)	0.94%	0.40%	(0.49%)	(1.55%)	(0.48%)
Total expenses[e]	1.12%	1.38%	2.23%	2.80%	2.90%
Net expenses[c,d,f]	1.12%	1.37%	2.23%	2.80%	1.87%
Portfolio turnover rate	255%	92%	235%	124%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Distributions from net investment income are less than $0.01 per share.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
Institutional Class	—	0.01%

[e]	Does not include expenses of the underlying funds in which the Fund invests.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	1.11%	1.28%	1.63%	1.86%	1.86%

PROSPECTUS | 105

Financial Highlights

Guggenheim Large Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$46.56	$41.84	$39.17	$43.87	$38.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.51	.83	.47	.40
Net gain (loss) on investments (realized and unrealized)	4.35	6.72	5.10	(3.37)	5.51
Total from investment operations	4.99	7.23	5.93	(2.90)	5.91
Less distributions from:
Net investment income	(.64)	(1.10)	(.49)	(.46)	(.36)
Net realized gains	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(3.95)	(2.51)	(3.26)	(1.80)	(.36)
Net asset value, end of period	$47.60	$46.56	$41.84	$39.17	$43.87

Total Return	11.04%	17.96%	15.98%	(6.97%)	15.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,946	$1,681	$40	$2,544	$3,339
Ratios to average net assets:
Net investment income (loss)	1.39%	1.13%	2.13%	1.09%	0.96%
Total expenses[c]	1.00%	1.07%	1.04%	0.98%	1.08%
Net expenses[b,d,e]	0.90%	0.92%	0.92%	0.91%	0.92%
Portfolio turnover rate	24%	40%	56%	60%	40%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
Institutional Class	—	0.02%

[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%

PROSPECTUS | 106

Financial Highlights

Market Neutral Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.57	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.14	.28
Net gain (loss) on investments (realized and unrealized)	(.21)	1.94	(.79)
Total from investment operations	.15	2.08	(.51)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$25.32	$26.57	$24.49

Total Return	0.36%	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,083	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	1.39%	0.55%	1.92%
Total expenses	4.59%	4.52%	3.41%
Net expenses[c,d,e]	1.40%	1.40%	1.39%
Portfolio turnover rate	216%	145%	135%

[a]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
Institutional Class	—	0.18%

[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts excluding these expenses, the net expense ratio for the periods presented would be:

	09/30/18	09/30/17	09/30/16
Institutional Class	1.40%	1.38%	1.38%

PROSPECTUS | 107

Financial Highlights

Guggenheim Mid Cap Value Institutional Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.75	$10.90	$10.41	$12.92	$13.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.01)	.15	.06	.06
Net gain (loss) on investments (realized and unrealized)	1.11	2.07	1.43	(.66)	.65
Total from investment operations	1.14	2.06	1.58	(.60)	.71
Less distributions from:
Net investment income	(.05)	(.53)	(.12)	(.07)	(.07)
Net realized gains	(1.34)	(.68)	(.97)	(1.84)	(.81)
Total distributions	(1.39)	(1.21)	(1.09)	(1.91)	(.88)
Net asset value, end of period	$11.50	$11.75	$10.90	$10.41	$12.92

Total Return	10.32%	20.23%	16.28%	(5.85%)	5.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,937	$77,809	$70,810	$287,370	$598,101
Ratios to average net assets:
Net investment income (loss)	0.29%	(0.07%)	1.52%	0.52%	0.42%
Total expenses[b]	1.14%	1.14%	1.14%	1.05%	1.05%
Portfolio turnover rate	63%	72%	149%	95%	41%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

PROSPECTUS | 108

Financial Highlights

Guggenheim Risk Managed Real Estate Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$30.04	$29.18	$29.90	$27.00	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.46	.11	.26	(.11)	.02
Net gain (loss) on investments (realized and unrealized)	.43	2.10	3.89	3.18	2.09
Total from investment operations	.89	2.21	4.15	3.07	2.11
Less distributions from:
Net investment income	(.62)	(.64)	(1.06)	(.03)	(.11)
Net realized gains	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(1.66)	(1.35)	(4.87)	(.17)	(.11)
Net asset value, end of period	$29.27	$30.04	$29.18	$29.90	$27.00

Total Return	2.98%	7.87%	15.20%	11.36%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,245	$123,037	$111,823	$105,882	$103,993
Ratios to average net assets:
Net investment income (loss)	1.56%	0.38%	0.91%	(0.35%)	0.11%
Total expenses[c]	1.51%	1.02%	1.50%	2.70%	2.69%[h]
Net expenses[d,e,g]	1.50%	1.01%	1.50%	2.70%	2.58%
Portfolio turnover rate	107%	85%	133%	214%	57%

[a]	Since commencement of operations: March 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
Institutional Class	0.02%	—
* Less than 0.1%

[f]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.

[g]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	1.03%	0.97%	1.00%	0.99%	1.10%

PROSPECTUS | 109

Financial Highlights

Guggenheim Small Cap Value Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.50	$12.54	$11.82	$17.04	$18.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.04	.04	.05	.01
Net gain (loss) on investments (realized and unrealized)	0.84	2.04	1.67	(.49)	.25
Total from investment operations	.91	2.08	1.71	(.44)	.26
Less distributions from:
Net investment income	(.19)	(.12)	—	(1.41)	(.07)
Net realized gains	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(1.17)	(.12)	(.99)	(4.78)	(1.26)
Net asset value, end of period	$14.24	$14.50	$12.54	$11.82	$17.04

Total Return	6.64%	16.65%	15.18%	(5.01%)	1.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,978	$4,790	$281	$459	$753
Ratios to average net assets:
Net investment income (loss)	0.50%	0.30%	0.30%	0.33%	0.05%
Total expenses[b]	1.91%	1.56%	2.09%	1.70%	1.33%
Net expenses[c,d,e]	1.05%	1.07%	1.07%	1.07%	1.07%
Portfolio turnover rate	18%	48%	64%	62%	45%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursement, as applicable.

[d]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
Institutional Class	—	0.00%*
* Less than 0.01%

[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%

PROSPECTUS | 110

Financial Highlights

Guggenheim StylePlus—Large Core Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$25.13	$21.78	$21.00	$24.42	$24.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.32	.24	.12	.23
Net gain on investments (realized and unrealized)	3.51	3.69	3.10	(.10)	4.38
Total from investment operations	3.88	4.01	3.34	.02	4.61
Less distributions from:
Net investment income	(.33)	(.23)	(.21)	(.28)	(.11)
Net realized gains	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(4.36)	(.66)	(2.56)	(3.44)	(4.44)
Net asset value, end of period	$24.65	$25.13	$21.78	$21.00	$24.42

Total Return	16.96%	18.96%	17.00%	(0.75%)	21.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,826	$5,631	$4,247	$303	$80
Ratios to average net assets:
Net investment income (loss)	1.57%	1.35%	1.11%	0.52%	0.97%
Total expenses[b]	1.06%	1.05%	0.99%	1.25%	1.39%
Net expenses[c]	1.03%[d]	1.01%	0.97%	1.25%	1.37%
Portfolio turnover rate	46%	30%	50%	65%	107%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers.

[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year presented was as follows:

09/30/18
Institutional Class	0.92%

PROSPECTUS | 111

Financial Highlights

Guggenheim StylePlus—Mid Growth Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$47.48	$40.59	$41.64	$45.96	$43.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.42	.19	.11	.11
Net gain on investments (realized and unrealized)	7.71	6.78	4.25	.60	6.22
Total from investment operations	8.24	7.20	4.44	.71	6.33
Less distributions from:
Net investment income	(.41)	(.31)	(.13)	—	—
Net realized gains	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(5.92)	(.31)	(5.49)	(5.03)	(4.09)
Net asset value, end of period	$49.80	$47.48	$40.59	$41.64	$45.96

Total Return	18.77%	17.88%	11.50%	1.08%	15.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$875	$1,743	$113	$54	$30
Ratios to average net assets:
Net investment loss	1.11%	0.95%	0.48%	0.23%	0.24%
Total expenses[b]	1.26%	1.26%	1.46%	1.41%	1.81%
Net expenses[c]	1.23%[d]	1.22%	1.44%	1.41%	1.79%
Portfolio turnover rate	52%	43%	61%	75%	112%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers.

[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year presented was as follows:

09/30/18
Institutional Class	1.11%

PROSPECTUS | 112

Financial Highlights

Guggenheim World Equity Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.74	$13.44	$12.23	$13.45	$12.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.35	.31	.36	.44
Net gain (loss) on investments (realized and unrealized)	.93	1.33	1.28	(1.21)	.90
Total from investment operations	1.22	1.68	1.59	(.85)	1.34
Less distributions from:
Net investment income	(.25)	(.38)	(.38)	(.37)	(.42)
Total distributions	(.25)	(.38)	(.38)	(.37)	(.42)
Net asset value, end of period	$15.71	$14.74	$13.44	$12.23	$13.45

Total Return	8.34%	12.61%	13.11%	(6.42%)	10.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,589	$3,734	$2,824	$4,541	$911
Ratios to average net assets:
Net investment income (loss)	1.85%	2.50%	2.42%	2.70%	3.27%
Total expenses[b]	1.02%	1.09%	1.30%	1.23%	1.33%
Net expenses[c,d,e]	0.97%	0.98%	1.22%	1.23%	1.23%
Portfolio turnover rate	125%	94%	51%	131%	131%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Does not include expenses of the underlying funds in which the Fund invests.

[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

[d]
The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
Institutional Class	0.02%	0.03%

[e]
Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the operating expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
Institutional Class	0.97%	0.96%	1.21%	1.21%	1.21%

PROSPECTUS | 113

For More Information

By Telephone—Call 800.820.0888.
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Funds can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Funds (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Funds, and the Funds’ annual or semi-annual reports are available, without charge, upon request by calling the Funds’ toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Funds’ toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

Each Fund’s Investment Company Act file number is listed below:

Guggenheim Funds Trust	811-01136

• Guggenheim Alpha Opportunity Fund

• Guggenheim Large Cap Value Fund

• Guggenheim Market Neutral Real Estate Fund

• Guggenheim Mid Cap Value Institutional Fund

• Guggenheim Risk Managed Real Estate Fund

• Guggenheim Small Cap Value Fund

• Guggenheim StylePlus—Large Core Fund

• Guggenheim StylePlus—Mid Growth Fund

• Guggenheim World Equity Income Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—

PROSPECTUS | 114

Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

115 | PROSPECTUS

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com

Mutual Funds	|	Fixed-Income	|	1.31.2019

Guggenheim Funds Prospectus
January 31, 2019, as supplemented February 4, 2019
Class A, Class C, Institutional and Class P

Ticker Symbol				Fund Name
Class A	Class C	Institutional	Class P
GUDAX	GUDCX	GUDIX	GUDPX	Guggenheim Diversified Income Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

DIF-PRO-ACI-0219x0120	guggenheiminvestments.com

FUND SUMMARY

i | PROSPECTUS

PROSPECTUS | ii

Guggenheim Diversified Income Fund

INVESTMENT OBJECTIVE
The Guggenheim Diversified Income Fund (the “Fund”) seeks to achieve high current income with consideration for capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 59 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges-Class A Shares” section on page 36 of the Fund’s prospectus and the “How to Purchase Shares” section on page 80 of the Fund’s Statement of Additional Information. Different intermediaries and financial professionals may impose different sales charges or offer different sales charge waivers or discounts.  These variations are described in Appendix A to the Fund’s prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

	Class A	Class C	Institutional Class	Class P
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	0.25%
Acquired Fund Fees and Expenses	0.58%	0.58%	0.58%	0.58%
Other Expenses	3.83%	3.90%	3.67%	3.82%
Interest Expense	0.00%	0.01%	0.01%	0.00%
Remaining Other Expenses	3.83%	3.89%	3.66%	3.82%
Total Annual Fund Operating Expenses	5.41%	6.23%	5.00%	5.40%
Fee Waiver (and/or expense reimbursement)[1,2]	-3.99%	-4.06%	-3.82%	-3.98%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.42%	2.17%	1.18%	1.42%
1 Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A-1.30%, Class C-2.05%, Institutional Class-1.05% and Class P-1.30%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
2 The Investment Manager has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional	Class P
		Redeemed	Not Redeemed
1 Year	$539	$320	$220	$120	$145
3 Years	$1,610	$1,486	$1,486	$1,158	$1,259
5 Years	$2,673	$2,720	$2,720	$2,197	$2,364
10 Years	$5,292	$5,676	$5,676	$4,792	$5,089
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by constructing a broadly diversified global portfolio with exposure across multiple high-income asset classes that provide an opportunity for growth. The Fund seeks diversification by investing primarily in asset classes that Guggenheim Partners Investment Management, LLC (the “Investment Manager”) believes provide exposure to different geographic regions, different positions in issuers’ capital structures and different investment styles. To achieve its intended portfolio, the Investment Manager allocates the Fund’s assets among multiple underlying investment strategies, primarily high-income credit and equity strategies. The Fund may indirectly obtain exposure to these asset classes, and pursue its investment objective, by investing significantly in affiliated and unaffiliated investment vehicles, including other investment companies managed by the Investment Manager or its affiliates.
The Fund seeks to provide broad exposure to high-income asset classes while incorporating elements of both strategic and tactical allocation. The Investment Manager sets target weightings for the Fund’s allocations, which it reviews and changes regularly and rebalances as needed, to accomplish a mix that the Investment Manager believes will maximize the Fund’s risk-adjusted yield in a given market while satisfying the Fund’s investment objective. Although the Fund is not constrained by fixed allocation proportions, the Fund anticipates that over the long term the fixed-income component will represent a greater portion of the Fund's portfolio than the equity component. However, the Fund's allocations may vary significantly from time to time based on the Investment Manager’s view of income generation, risk/return analysis, relative value and market conditions, and, during certain periods, the Fund may invest up to 100% of its assets in either fixed-income instruments or equity securities.
Although the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries (such as sovereign debt securities and Eurodollar bonds and obligations). Such securities may be denominated in foreign currencies.
The Fund invests directly or through investment vehicles in a diverse portfolio of fixed-income instruments of any maturity and duration with a bias towards instruments that the Investment Manager believes offer higher yields. The Fund’s income-oriented fixed-income investments may be represented by a broad range of investment grade and high-yield bonds, bank loans, asset-backed and mortgage-backed securities, municipal bonds and risk-linked securities (often referred to as event-linked bonds or catastrophe or insurance-linked bonds). The Fund may hold fixed-income instruments of any quality, rated or unrated, including, those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). These may include instruments that are in default at the time of purchase. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Investment Manager selects instruments for purchase and sale based on intensive credit research involving extensive due diligence and relative valuation based on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.

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The Fund also invests directly or through investment vehicles in a diverse portfolio of high-income equity securities, which include common and preferred stocks, issued by issuers of any market capitalization. To reduce volatility and mitigate drawdown (or the decrease in value of investments from their peak), the Investment Manager seeks high dividend yields based on a well-diversified portfolio comprised of securities with demonstrated historically low volatility in their returns that are issued by companies that the Investment Manager believes exhibit stable earnings.
In addition, the Fund may invest directly or through investment vehicles in a diversified portfolio of real estate investment trusts (“REITs”), with an emphasis on REITs with higher yields. The Investment Manager uses a top-down approach to analyze relative value and risk and identify attractive geographic regions and property sectors combined with a bottom-up approach to individual security selection.
The Fund may invest in instruments issued by U.S. and non-U.S. issuers that are engaged in or related to the infrastructure group of industries.
The Fund may invest in closed-end funds to, among other things, obtain exposure on the basis of qualitative features and quantitative measures to high-income domestic and foreign master limited partnerships ("MLPs") that are generally in energy-related industries. The Fund may also invest in closed-end funds to seek to exploit perceived pricing dislocations that the Investment Manager believes have the potential to narrow in the near term.
The Fund may seek certain exposures through derivative transactions, principally swaps, options, forward contracts, futures and Eurodollar futures (some of these instruments may be traded in the over-the-counter market).  The Fund may engage in derivative transactions to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to manage the Fund’s aggregate exposure to the equity markets and to manage other investment risks.
The Investment Manager may determine to sell a security for several reasons, including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
The Fund will primarily invest in affiliated and unaffiliated investment vehicles to achieve its investment objective until it is sufficiently large to invest in securities directly in an efficient manner, at which time the Fund may continue to invest significantly in affiliated and unaffiliated investment vehicles.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Allocation Risk—The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Investment Manager to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund will achieve its particular investment objective.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Capitalization Securities Risk—The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range may underperform other segments of the equity market or the equity market as a whole.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be

3 | PROSPECTUS

unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.
Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as "junk bonds") may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Income Risk—Income risk involves the potential for decline in the Fund’s yield (the rate of dividends the Fund pays) in the event of declining interest rates.
Infrastructure Companies Risk—Securities and instruments of infrastructure companies are particularly susceptible to adverse economic or regulatory occurrences in their industries. Infrastructure companies may be subject to a

PROSPECTUS | 4

variety of factors that may adversely affect their business or operations, including general or local economic conditions and political developments, changes in regulations, environmental problems and changes in interest rates.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

5 | PROSPECTUS

Master Limited Partnerships Risk—Master limited partnerships ("MLPs") are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The Fund will invest no more than 25% of its total assets in securities of MLPs which are classified as partnerships that are treated as qualified publicly traded partnerships, for U.S. federal income tax purposes.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Risk-Linked Securities Risk—Risk-linked securities ("RLS"), often referred to as event-linked bonds or catastrophe or insurance-linked bonds, are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other physical or weather-related phenomenon causing physical or economic loss. If the trigger event occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in the RLS. In addition to the risk of a triggering event, RLS are subject to other risks, including credit risk and adverse changes in regulatory or jurisdictional interpretations.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
Tax Risk—The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the Fund and its distributions to shareholders.  Although the Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, there can be no assurance that the Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.  Moreover, the tax treatment of income, gains and losses attributable to certain investments and derivatives transactions engaged in by the Fund, such as transactions in MLP interests, as well as various other special tax rules applicable to certain financial transactions and financial instruments could affect the amount, timing and character of the Fund’s distributions.  In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions, and may possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.  See “Dividends and Taxes,” below.

PROSPECTUS | 6

PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund's Class A share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Class A, Class C, Institutional Class, and Class P shares compared to those of a broad measure of market performance. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return		Lowest Quarter Return
Q1 2017	2.37%	Q4 2018	-3.98%

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class C, Institutional Class, and Class P will vary. The returns shown below reflect applicable sales charges, if any.

7 | PROSPECTUS

	Inception	1 Year	5 Years or Since Inception
Class A	1/29/2016
Return Before Taxes		-7.69%	3.52%
Return After Taxes on Distributions		-9.07%	1.57%
Return After Taxes on Distributions and Sale of Fund Shares		-4.35%	1.89%
Class C	1/29/2016	-5.49%	4.19%
Institutional Class	1/29/2016	-3.59%	5.22%
Class P	1/29/2016	-3.82%	4.96%
Index
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		0.01%	1.63%
70% Bloomberg Barclays U.S. Aggregate Bond Index / 30% MSCI World Index (reflects no deductions for fees, expenses or taxes)		-2.50%	3.87%
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund. Jayson B. Flowers, Patrick Mitchell, and Farhan Sharaff are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Mitchell are primarily responsible for the day-to-day management of the Fund. Jayson B. Flowers, Patrick Mitchell and Farhan Sharaff have co-managed the Fund since the Fund commenced operations (January 2016).
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or, for shares of each class other than Class P shares, through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.
The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.
Class P shares of the Fund are offered through broker/dealers and other financial intermediaries with which Guggenheim Funds Distributors, LLC has an agreement for the use of Class P shares of the Fund in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify its minimum investment amount and account balance requirements at any time, with or without prior notice to you.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objective and Strategies

The Board of Trustees of the Fund may change the Fund's investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. As with any investment, there can be no guarantee the Fund will achieve its investment objective.
The Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, the Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Fund's holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Fund's investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help the Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, the Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Fund's investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, the Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Fund is subject to certain investment policy limitations referred to as “fundamental policies.” The full text of the Fund’s fundamental policies is included in the SAI.
The Fund will primarily invest in affiliated and unaffiliated investment vehicles to achieve its investment objective until it is sufficiently large to invest in securities directly in an efficient manner, at which time the Fund may continue to invest significantly in affiliated and unaffiliated investment vehicles. The following is a concise description of the investment objectives and practices for each affiliated underlying fund currently expected to be used for principal investment by the Fund as of the date of this Prospectus. The Fund may invest in other affiliated investment vehicles not listed below, as well as unaffiliated investment vehicles, that currently exist or may become available for investment in the future at the discretion of the Investment Manager without shareholder approval or prior notice. The Investment Manager's allocation of the Fund's assets among the investment vehicles may vary significantly from time to time, including reducing the Fund's exposure to an investment vehicle to zero.

Underlying Fund	Investment Objective	Investment Overview
Guggenheim Total Return Bond Fund	Total return, comprised of current income and capital appreciation.
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities.

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Underlying Fund	Investment Objective	Investment Overview
Guggenheim Floating Rate Strategies Fund	Provide a high level of current income while maximizing total return.
The Fund will, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments (based on their notional value for purposes of this 80% strategy) that provide exposure (i.e., economic characteristics similar) to floating rate or variable rate loans, obligations or other securities.

Guggenheim High Yield Fund	High current income. Capital appreciation is a secondary objective.
The Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes), under normal circumstances, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, its investment manager, to be of comparable quality (also known as “junk bonds”).

Guggenheim Limited Duration Fund	Provide a high level of income consistent with preservation of capital.
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., similar economic characteristics) to fixed-income markets.

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Underlying Fund	Investment Objective	Investment Overview
Guggenheim Investment Grade Bond Fund	Current income.
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, its investment manager, to be of comparable quality).

Guggenheim World Equity Income Fund	Provide total return, comprised of capital appreciation and income.
Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in higher dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it may invest in a number of countries throughout the world, including emerging markets.

Guggenheim Risk Managed Real Estate Fund	Provide total return, comprised of capital appreciation and current income.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts; and (ii) equity-like securities, including individual securities, exchange-traded funds and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Fund seeks to manage investment risk by taking both long and short positions in real estate investments.

* This Prospectus is not an offer to sell and is not soliciting an offer to buy any securities of the underlying funds.

Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for the Fund. The Fund also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Fund (and the principal risks of the underlying funds in which the Fund expects to invest principally as of the date of this Prospectus) is set forth below. The fact that a particular risk was not indicated as a principal risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Fund. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. The Fund may engage in active and frequent trading of portfolio securities. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund.

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Investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage the Fund.
Allocation Risk—The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Investment Manager to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the Fund may make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the Fund’s exposure to a given investment, industry, region or investment style could unintentionally be greater or smaller than it would have been if the Fund had a single investment strategy. In addition, underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.
Asset-Backed Securities Risk—The Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, credit and liquidity and valuation risks.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Fund’s investment in the asset-backed securities. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to the Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which the Fund invests, defined by the assets collateralizing the asset-backed securities. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. In addition, asset-backed securities backed by aircraft loans and leases may provide the Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally.

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With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as "agency" MBS). Non-agency MBS (referred to as "private label") are subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities—Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans.  Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings.  Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. CMBS are also subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. CMBS often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to prepayment and liquidity and valuation risks.
Capitalization Securities Risk—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range represented in the Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. The Fund is not required to sell an investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual

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obligation to the Fund. The Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class, or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Manager's credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.
The loans and corporate debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated

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below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of the Fund’s portfolio, to seek to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, the Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Fund invests.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing.

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The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Emerging Markets Risk—The Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries may entail greater risks than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (viii) particular sensitivity to global economic conditions or reliance on international or other forms of aid, including

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trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
The Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates.  In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments.  Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates ; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell)

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and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by the Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined by the Investment Manager to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology regarding high yield investments. High yield securities may be more sensitive to adverse specific corporate or general market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.
Income Risk—The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.
Infrastructure Companies Risk—Securities and instruments of infrastructure companies are particularly susceptible to adverse economic or regulatory occurrences in their industries. Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints and funding that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, service interruptions, increased competition from other providers of services, uncertainties regarding the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by technological innovations that may render existing plants, equipment or products obsolete and natural or man-made disasters.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, which may cause the value of the Fund’s holdings and NAV per share to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration (whether positive or negative) of the bonds held by the Fund or to which the Fund is exposed, the more the Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the NAV per share of a bond fund with

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an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The value of securities with negative durations, such as inverse floaters, generally decrease if interest rates decline. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, the Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or asset-backed securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities.  Adjustable rate securities generally react to such changes to a lesser degree than fixed-rate securities, which typically depends on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates (which also may be subject to limits on the maximum increase in interest rates). During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Changing Fixed-Income Market Conditions—The Board of Governors of the Federal Reserve System (“Federal Reserve”) has raised the federal funds rate from historically low levels in recent years and has signaled that it intends to continue to do so. To the extent the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise. Very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns). In addition, certain countries have experienced (or may be expected to experience) negative interest rates on certain fixed-income instruments.
Changes in fixed-income market conditions, including the recent increases and potential for future increases to the federal funds rate or negative interest rates, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of the Fund’s investments and NAV per share to decline. A rise in general interest rates may also result in increased redemptions from the Fund. Very low, negative or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting the Fund’s investments, yield and performance. Thus, the Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
If the Fund invests in derivatives tied to fixed-income markets, it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. The Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests

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may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
The Fund may be particularly susceptible to the risks associated with investments in investment vehicles during the period following the Fund’s launch because the Fund will initially seek to achieve its investment objective by investing primarily in affiliated and unaffiliated investment vehicles. The risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in any underlying funds. The Fund’s susceptibility to these risks will be reduced as the Fund becomes sufficiently large that it may invest in securities directly in an efficient manner. The Investment Manager is subject to potential conflicts of interest in allocating the Fund’s assets to and among investment vehicles managed by the Investment Manager or its affiliates. Additionally, the Fund’s portfolio managers are subject to potential conflict of interest in allocating the Fund’s assets to and among affiliated investment vehicles because a portfolio manager may also manage an underlying affiliated investment vehicle.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. In the event that the Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral.
Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. The Fund's interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.

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Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value. The Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Fund's ability to collect payments on its loan investments or otherwise adversely affect the Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, the Fund may need to retain legal or similar counsel to help in seeking to enforce or protect its rights. As a result, the Fund may incur the costs associated with retaining such counsel. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
The Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such

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as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund’s portfolio.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or the Fund determines to avoid or not to receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Fund is also subject to conflicts of interest that are described in more detail in the SAI.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the fixed-income markets. As a result, the Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Fund (or the Investment Manager) relies on various sources of information to value investments and calculate net asset value. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund's ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and to the extent that the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of the Fund's investments that are fair valued or difficult to value vary from time to time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially

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less liquid and thus particularly prone to the foregoing risks. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.
Management Risk—The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance. However, the Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Fund invests in fixed-income instruments as opposed to other investments.
Market Risk—The value of, or income generated by, the securities held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Fund will increase in value along with the broader markets. For example, the value of the Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund's Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund.
Master Limited Partnerships Risk—Investments in master limited partnerships (“MLPs”) present additional risks when compared to investments in common stocks.  MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest between the MLP and the MLP’s general partner. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. For example, MLPs in energy-related industries are subject to fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies.  Furthermore, as partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. Securities issued by MLPs also may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.
MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by the Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

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Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity).  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of investments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected.  In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk.   Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk.  Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT. A REIT may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities.
Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Regulatory and Legal Risk—The Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which a Fund invests and a Fund's investment strategies and performance.
Risk-Linked Securities Risk—Risk-linked securities ("RLS"), often referred to as event-linked bonds or catastrophe or insurance-linked bonds, are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other physical or weather-related phenomenon causing physical or economic loss. The trigger event's magnitude may, for some bonds, be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If the trigger event occurs, the Fund may lose a portion or all of its accrued

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interest and/or principal invested in the RLS. Some RLS have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to the risk of a triggering event, RLS are subject to other risks, including credit risk, adverse changes in regulatory or jurisdictional interpretations, adverse tax consequences and foreign exchange risk.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default ("Special Situation Investments") involve a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.
Tax Risk—The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions, the effect of which may be to, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) to produce gross income that will not be considered qualifying gross income under the gross income requirements that must be met for the Fund to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Although the Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, there can be no assurance that the Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
With respect to the Fund’s investments in MLPs classified as partnerships and treated as qualified publicly traded partnerships (“QPTPs”)for U.S. federal income tax purposes, QPTPs are not subject to any U.S. federal income tax at

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the partnership level. However, an MLP may be subject to state or local taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors, Moreover, a change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to pay U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.
In addition, all or a portion of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, the tax treatment of income, gains and losses attributable to certain securities and derivatives transactions engaged in by the Fund, such as transactions in MLP interests, as well as various other special tax rules applicable to certain financial transactions and financial instruments could affect the amount, timing and character of the Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions, and may possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Dividends and Taxes,” below.
The SAI describes the Fund’s principal investment risks in more detail and also describes other risks applicable to the Fund. Additional risks of the Fund include the following:
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Cyber Security and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Fund’s or its service providers’ operations. A cyber incident could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs.

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Investments by Investing Funds and Other Large Shareholders—Shares of the Fund are offered as an investment to certain other investment companies, large retirement plans and other large investors. The Fund is subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, the Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund's performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, the Fund may also experience frequent large shareholder transactions.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, the Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.
Principal Risks of Underlying Funds

In addition to the Fund's principal and non-principal risks described above, the Fund is subject to the principal risks of the underlying funds in which the Fund invests. The Fund's exposure to these risks will change based on the amount of the Fund's assets allocated to the applicable underlying fund(s), which may vary significantly from time to time (or be zero at any time). Below is a summary of the principal risks of the underlying funds in which the Fund expects to invest principally as of the date of this Prospectus.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which a fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of a fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Concentration Risk—If a fund concentrates in an industry or group of industries, the fund’s investments will be concentrated accordingly. In such event, the value of the fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency Risk—Indirect and direct exposure to foreign currencies subjects a fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on a fund of fluctuations in the value of currencies may be magnified.
Depositary Receipt Risk—A fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts or shares may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
Dollar Roll Transaction Risk—A fund may enter into dollar roll transactions, in which the fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the fund is committed to buy declines below the price of the securities the fund has sold.
Exchange-Traded Notes Risk—The value of an exchange-traded note ("ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. A fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Geographic Focus Risk—Asia. Because a fund may focus its investments in Asia, the fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia. As a result, the fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Geographic Focus Risk—Europe. Because a fund may focus its investments in Europe, the fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. As a result, the fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds.  There can be no assurance that the Fund’s hedging investments or transactions will be effective.  Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
Industrials Sector Risk—The industrials sector may be adversely affected by supply and demand for products and services, product obsolescence, claims for environmental damage and product liability, imposition of import controls and general economic conditions, among other factors. A fund may be adversely affected by events or developments negatively impacting the industrials sector or issuers within the industrials sector.
Leverage Risk—A fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these

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industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Real Estate Investments Risk—A fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and a fund and its shareholders will incur its pro rata share of the underlying expenses.
Repurchase Agreement and Reverse Repurchase Agreement Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a fund or, in the case of a reverse repurchase agreement, the securities sold by a fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to a fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect a fund’s ability to engage in short selling.
To Be Announced (“TBA”) Transactions Risk—A fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the funds and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.
When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security.

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When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the SAI. For information regarding the disclosure of an underlying fund’s portfolio securities holdings, see the applicable underlying fund’s prospectus and/or statement of additional information.
Investment Manager

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners,” “Guggenheim Investments” or “Investment Manager”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Guggenheim Partners were approximately $192.4 billion.
The Investment Manager makes investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program.

MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by the Fund.

Contractual Management Fees (expressed as a percentage of average net assets)
Guggenheim Diversified Income Fund	0.75%
The Investment Manager has contractually agreed through February 1, 2020 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to an annual percentage of average daily net assets for each class of shares as follows: Class A-1.30%, Class C-2.05%, Institutional Class-1.05% and Class P-1.30%, respectively. The Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The Investment Manager may only recoup such reimbursement when the Operating Expenses for the Fund or class do not exceed the then-applicable expense cap.
The Investment Manager has also contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when the Investment Manager ceases to serve as such and it may be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract is available in the Fund's annual report for the fiscal period ended September 30, 2018.

PORTFOLIO MANAGERS
The Portfolio Managers of the Fund are as follows:
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (January 2016). Mr. Sharaff joined Guggenheim in May 2009 and is the Assistant Chief Investment Officer, Equities. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
Jayson B. Flowers, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (January 2016). Mr. Flowers joined Guggenheim Partners in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies where he manages the portfolios, risk, and trading across the Equity, Derivatives, Managed Futures, and Commodity Strategies. Mr. Flowers has close to 20 years’ experience in the financial markets with a focused concentration in portfolio management, risk management and trade execution across various sectors of the capital structure. His investment experience ranges in expertise from Managing Portfolios and Risk on Structured Product Investments, Global Equity Arbitrage, Alternatives, and Asset Backed Strategies, to Trading U.S. Government Agencies, Foreign Sovereign Debt, Commodities, Managed Futures, Currencies, and Derivatives. Prior to Guggenheim, Mr. Flowers was a founding partner of Adventure Capital, a Venture Capital and Merchant Banking

PROSPECTUS | 29

company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.
Patrick Mitchell, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (January 2016). Mr. Mitchell joined Guggenheim in 2009 and serves as the Senior Advisor to the Global Chief Investment Officer. With more than 35 years of experience in portfolio management, commercial banking, and credit analysis, Mr. Mitchell assists the Global CIO in all aspects of the investment business including portfolio performance, risk management and business development. He works directly with equity team to streamline investment processes and collaborate on shared fundamental research to enhance risk-adjusted returns. He is a member of the Portfolio Construction Group. Mr. Mitchell spent 13 years with three large west coast financial institutions, where he held a variety of senior positions including commercial lending officer, Comptroller, Treasurer and Asset/Liability Manager. Mr. Mitchell was with the California State Teachers’ Retirement System, the 2nd largest Retirement System in the U.S., from 1988 to 2000 were he was the Director of Fixed Income, Director of Public Assets and Chief Investment Officer. From 2000 to 2008, Mr. Mitchell was a Managing Director at Metropolitan West Financial and Chief Investment Officer at Maple Stone Capital specializing in the valuation and management of high yield bonds, bank loans and special situations. Mr. Mitchell is the Investment Committee Chairman for the University of Idaho’s Foundation and is a Fellow on the Milken Institute's Emerging Domestic Markets and Financial Innovations Group. He holds a B.S. in Business from the University of Idaho and an MBA from Idaho State University.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.
CONFLICTS OF INTEREST
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Manager and their affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and Investment Manager (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

Although the Fund is not currently sub-advised, the Investment Manager and the Fund have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund’s Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. The Investment Manager would provide the following oversight and evaluation services if the Fund uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Fund;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Manager does not expect to recommend frequent changes of any future sub-advisers. Although the Investment Manager will monitor the performance of any sub-advisers, there is no certainty that a sub-adviser or the Fund will obtain favorable results at any given time.
Buying, Selling and Exchanging Fund Shares

Each share class of the Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
Class A and Class C
Class A shares and Class C shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment for Class A and Class C shares is $100. Class A and Class C do not have a minimum account balance. The Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”
Institutional Class
Institutional Class shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
Eligible investors for Institutional Class shares include the following:

•	Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Fund;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Investment Manager or Distributor, and their affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Section 529 college savings plan accounts;

•	Funds of Funds advised by the Investment Manager or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Fund.
The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Institutional Class shares of each Fund are subject to a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.
A shareholder currently holding Class A or Class C shares of the Fund in a fee-based advisory program sponsored by Merrill Lynch (“Advisory Program”) may convert such shares to Institutional Class shares of the same Fund within the Advisory Program. In addition, if a shareholder currently holds Class A or Class C shares of the Fund in a brokerage account and transfers such shares to an Advisory Program, the shareholder may convert the shares to Institutional Class shares of the same Fund. Such conversions will occur at the net asset value per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge. If a CDSC is applicable to such Class A or Class C shares, then the conversion generally may not occur until after the shareholder has held the shares for a 12 month period, except that a CDSC applicable to Class A and Class C shares converted to Institutional Class shares through an individual retirement account and certain other accounts on the Merrill Lynch platform will be waived. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. Please ask your financial advisor if you are eligible for converting your Class A and/or Class C shares to Institutional Class shares pursuant to these conversion features. It is anticipated that such conversions generally would be treated as a non-taxable event. Please consult your tax advisor for more information.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in the Fund's then-current prospectus and SAI.
Class P
Class P shares are offered through broker/dealers and other financial intermediaries with which the Distributor has an agreement for the use of Class P shares in investment products, programs or accounts. Class P shares do not have a minimum initial investment amount, subsequent investment amount or a minimum account balance. The Fund reserves the right to modify the minimum investment amount and account balance requirements at any time, with or without prior notice to you. The minimum investment amount and minimum account balance required by your financial intermediary may be different. Please contact your financial intermediary for details.
Class P shares are available only to investors purchasing shares through broker/dealers and other financial intermediaries that have specific agreements with the Distributor, including:

•	Authorized no transaction fee platforms;

•	Authorized fee-based programs of financial intermediaries;

•	Authorized registered investment advisers and discretionary managed account programs;

•
Authorized banks, trust company, broker/dealers, or other financial organizations that charge an advisory fee, management fee, consulting fee, fee in lieu of brokerage commissions or other similar fee for their services;

•	Authorized retirement platforms of financial intermediaries; and

•	Other authorized intermediaries approved by the Distributor.
Any investor eligibility requirements for Class P shares may be amended from time to time as reflected in the Fund’s then-current prospectus and SAI.
Class P shares will be held in an account at a financial intermediary. The Transfer Agent will have no information with respect to or control over an account of a shareholder of Class P shares. A shareholder may obtain information about an account only through its financial intermediary, which generally will hold the shareholder’s Class P shares as the shareholder’s agent in nominee or street name.
SHARE CLASS CONVERSIONS
A share class conversion effectively involves exchanging shares of one class of a Fund for another share class of the same Fund.  From time to time, the Funds may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Funds may determine).  A share class conversion is generally not subject to the market timing and short term trading policies described in this Prospectus. The Funds reserve the right to modify, suspend or eliminate any share class conversion features at any time.

Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held.  You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

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Although the Funds expect that a conversion between share classes of the same Fund should ordinarily not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax adviser with respect to the federal, state and local (or foreign) tax treatment of your investment in a Fund and any share class conversions.  You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.

OPENING YOUR ACCOUNT (Class A, Class C and Institutional Class Only)
You will need to open a Guggenheim Investments shareholder account to make Class A, Class C and Institutional Class share transactions—buy, sell or exchange Class A, Class C and Institutional Class shares of the Fund. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION (Class A, Class C and Institutional Class Only)

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•	Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.
TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). The Fund’s NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—the Fund reserves the right to (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and

31 | PROSPECTUS

redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.
TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund’s Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you are a shareholder of Class A, Class C or Institutional Class shares and you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. If you are a shareholder of Class P shares and you opened your account through a financial intermediary, you will submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of a share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Fund makes available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.

Sales Charges

The availability of sales charge waivers and discounts may depend on the particular intermediary or type of account through which you purchase or hold Fund shares. The Fund's sales charge waivers and discounts disclosed below in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial intermediaries, unless otherwise specified in Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts). The sales charge waivers and discounts available through certain other financial

PROSPECTUS | 32

intermediaries are set forth in Appendix A to this Prospectus, which may differ from those available for purchases made directly from the Distributor or certain other financial intermediaries. Please contact your financial intermediary for more information regarding sales charge waivers and discounts and the financial intermediary's related policies and procedures, including information regarding eligibility requirements for waivers or discounts that may be available to you.
CLASS A SHARES
Class A shares are sold at NAV plus the applicable initial sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.00% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The Fund makes available (free of charge) information regarding sales charge waivers and discounts at www.guggenheiminvestments.com/mf/share-class-information. The information contained in or otherwise accessible through guggenheiminvestments.com does not form part of this Prospectus.

The current sales charge rates for the Fund are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $50,000	4.00%	4.17%
$50,000 to $99,999	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	None*	None*

*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

You may obtain more information from the SAI or from your financial intermediary about available share classes and the sales charges and sales charge reductions and waivers described in this Prospectus or Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts, including eligibility requirements for sales charge waivers or discounts that may be available to you.
HOW TO REDUCE YOUR SALES CHARGE
You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. You are responsible for notifying your financial intermediary of any facts that may qualify you for a sales charge waiver or discount. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

•
Rights of Accumulation—To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•
Letters of Intent—Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound

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by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13- month period, the Fund’s Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).
A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Fund.

•
Reinstatement Privilege—If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal initial sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the initial sales charge. You must notify the Fund that you intend to exercise the reinstatement privilege in writing. The Fund is generally required to receive your purchase order within 90 days of your redemption.

SALES CHARGE WAIVERS
Class A shares of the Fund may be purchased at NAV by the following individuals:

•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Fund's Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;

•	Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;

•	Retirement plans/retirement plan platforms that have assets of at least $1 million or at least 25 eligible employees;

•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund;

•	A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;

•
A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed;

•
Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the initial sales charge. Each such contractual arrangement with a financial intermediary is described in Appendix A hereto; and

•
Existing shareholders of Class A shares of the Guggenheim Macro Opportunities Fund who held H-Class shares of the Flexible Strategies Fund prior to its reorganization with and into the Guggenheim Macro Opportunities Fund.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to a initial sales charge (sometimes called a NAV Transfer).
The availability of Class A sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
SALES CHARGE EXCEPTIONS
You will not pay initial sales charges on the following:

•	Class A shares purchased by reinvesting dividends and distributions.

•	When exchanging Class A shares of one Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust.

PROSPECTUS | 34

CLASS C SHARES
Class C shares are sold at NAV, without any initial sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.
CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

WAIVER OF CDSC
With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

•	An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;

•	Following the death or disability of the shareholder;

•	For the redemption of the first 10% of shares sold within 12 months of purchase;

•	In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Code; or

•	In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Code for:

•	Returns of excess contributions to the plan;

•	Retirement of a participant in the plan;

•	A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);

•	Financial hardship (as defined in regulations under the Code) of a participant in a plan;

•	Termination of employment of a participant in a plan; or

•	Any other permissible withdrawal under the terms of the plan.

In addition, the CDSC applicable to Class A or Class C shares will be waived for shares converted to Institutional Class shares through traditional individual retirement accounts (IRAs), Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, BASIC Plans, Educational Savings Accounts and Medical Savings Accounts on a Merrill Lynch platform. With respect to such waiver, Merrill Lynch will pay a portion of the CDSC to the Distributor. For more information regarding this conversion feature, please see the description above in the section “Buying, Selling and Exchanging Fund Shares” or consult your financial advisor.
The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.
For information regarding intermediary-specific sales charge waivers and discounts, please refer to Appendix A to this Prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).
Buying Fund Shares

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s or your financial intermediary's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for each of Class A, Class C and Institutional Class shares of the Fund is listed in

35 | PROSPECTUS

the Fund’s “Fund Summary.” Class P shares of the Fund do not have a minimum initial or subsequent investment amount. Please contact your financial intermediary for more information about purchasing Class P shares, including the intermediary's applicable policies and procedures.
Purchases of Class C shares of the Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of the Fund.
The Fund is generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when Fund shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for Fund shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest-cost-in-first-out ("HIFO").
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.
Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
Class A, Class C and Institutional Class
For purchases of Class A, Class C or Institutional Class shares, the Fund offers you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.

PROSPECTUS | 36

You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

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	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase

•ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

Class P
For purchases of Class P shares, you will submit purchase orders through your financial intermediary. Class P shares cannot be purchased directly through the Transfer Agent. Guggenheim Investments does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.

CANCELED PURCHASE ORDERS (Class A, Class C and Institutional Class Only)
For purchases of Class A, Class C or Institutional Class shares, Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

PROSPECTUS | 38

•	If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund's NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your canceled order.
Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by your financial intermediary or, for shares of each class other than Class P shares, the Transfer Agent.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
The Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
The Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
Class A, Class C and Institutional Class
For redemptions of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.
If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

39 | PROSPECTUS

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of the Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.
Class P
For redemptions of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. For shares of each class other than Class P shares, all requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS

The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. The Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES (Class A, Class C and Institutional Class Only)
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.
UNCASHED CHECK POLICY (Class A, Class C and Institutional Class Only)
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

PROSPECTUS | 40

Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Fund for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund's Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.
EXCHANGE PROCEDURES
Class A, Class C and Institutional Class
For exchanges of Class A, Class C or Institutional Class shares, you will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
Class P
For exchanges of Class P shares, you will submit your transaction order through your broker/dealer or other financial intermediary through which you opened your shareholder account.
DOLLAR-COST AVERAGING (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C and Institutional Class shares may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Manager will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

41 | PROSPECTUS

Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your Class A, Class C and/or Institutional Class account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100.
If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET (Class A, Class C and Institutional Class Only)
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and

PROSPECTUS | 42

procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS AND CONFIRMATIONS (Class A, Class C and Institutional Class Only)
You will receive a confirmation for every trade you initiate. We will also send you a statement each quarter, and we will post your monthly statement online. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see "eDelivery Services" below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES (Class A, Class C and Institutional Class Only)
eDelivery offers shareholders of Class A, Class C and Institutional Class shares the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776 (Class A, Class C and Institutional Class Only)
If you are a shareholder of Class A, Class C or Institutional Class shares, you may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES (Class A, Class C and Institutional Class Only)
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund's Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

43 | PROSPECTUS

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES (Class A, Class C and Institutional Class Only)
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors. A round trip is a purchase of (or exchange into) the Fund's shares followed or preceded by a redemption (or exchange out of) the Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Fund's policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund.
No restrictions are applied to transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund's group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund's objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.
In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be canceled or revoked by the Fund by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.

PROSPECTUS | 44

RIGHTS RESERVED BY THE FUND
In addition to the rights expressly set forth in the Prospectus and SAI, the Fund reserves the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Fund or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Fund (or its agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Fund, the Investment Manager (or its affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution and Shareholder Services

CLASS A AND CLASS P SHARES
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to each of Class A and Class P shares that allows the Fund to pay distribution fees under the Distribution Plan to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of the applicable share class. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
CLASS C SHARES
The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act applicable to Class C shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s average daily net assets of the Fund's Class C shares. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.
COMPENSATION TO DEALERS
The Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Fund's expense table in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Fund. The level of payments made to dealers will generally vary, but may be significant. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.
Shareholder Services

SUB-TRANSFER AGENCY SERVICES
The Distributor or Trust may enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed in all or in part by the Fund, may be substantial and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Fund's operating expenses and reduce its investment performance.
SYSTEMATIC WITHDRAWAL PLAN (Class A, Class C and Institutional Class Only)
Shareholders of Class A, Class C or Institutional Class shares who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
EXCHANGE PRIVILEGE
Shareholders of the Fund may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Fund may be exchanged only for shares of the same class of another available fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional Class shares of funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Fund's Distributor.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or initial sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder of Class A, Class C or Institutional Class shares may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. The Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares

45 | PROSPECTUS

of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
If your investment in Class A or Class C shares of the Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other Funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of the Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of the Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of the Fund prior to the exchange of the shares for Money Market Class Shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of the Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.

Dividends and Taxes

The Fund declares dividends from its investment income monthly. The Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of the Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested,

PROSPECTUS | 46

those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you regardless whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Based on the investment strategies of the Fund, the Fund is not expected to derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to the Fund's dividends and other distributions unless you are taking a distribution or making a withdrawal.
Your share of interest earned by the Fund from bonds and other debt securities will be taxed at ordinary income rates. The Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of the Fund’s net short-term capital gains generally will be taxed at ordinary income rates. The Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
BACK-UP WITHHOLDING
The Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN TAXES
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

47 | PROSPECTUS

FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
COST BASIS
The Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of Fund shares.
The Fund will permit shareholders of Class A, Class C and Institutional Class shares to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by the shareholder of Class A, Class C and Institutional Class shares (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares.
Shareholders of Class P shares should contact the financial intermediary through whom Fund shares were purchased for more information with respect to reporting of cost basis and available elections for their account.
Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the SAI for additional tax information.

Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. The Fund calculates its NAV by:

•	Taking the current market value of its total assets;

•	Subtracting any liabilities; and

•	Dividing that amount by the total number of shares owned by shareholders.
The Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. For more information, or to obtain the Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, the Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued under the Fund's valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.

PROSPECTUS | 48

Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares and, therefore, the value of portfolio securities of the Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Fund's holdings can be found in the SAI and the Fund's shareholder reports.
General Information

SHAREHOLDER INQUIRIES
Shareholders of Class A, Class C and Institutional Class shares who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
Shareholders of Class P shares who have questions concerning their account or wish to obtain additional information should contact the broker/dealer or other financial intermediary through whom Fund shares were purchased (or are held).
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Manager or other parties who provide services to the Fund.

The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus.  You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Fund's website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

49 | PROSPECTUS

Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance since its commencement. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s 2018 Annual Report and incorporated by reference in the SAI. The 2018 Annual Report is available upon request.

PROSPECTUS | 50

Financial Highlights

Guggenheim Diversified Income Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[f]
Per Share Data
Net asset value, beginning of period	$27.58	$27.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.91	.96	.76
Net gain (loss) on investments (realized and unrealized)	(.70)	.89	2.03
Total from investment operations	.21	1.85	2.79
Less distributions from:
Net investment income	(.90)	(.95)	(.67)
Net realized gains	(.19)	(.44)	—
Total distributions	(1.09)	(1.39)	(.67)
Net asset value, end of period	$26.70	$27.58	$27.12

Total Return[c]	0.78%	7.00%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141	$138	$132
Ratios to average net assets:
Net investment income (loss)	3.37%	3.53%	4.35%
Total expenses[d]	4.83%	4.16%	3.31%
Net expenses[e,f,g]	0.84%	0.85%	0.77%
Portfolio turnover rate	37%	44%	83%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.56	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.71	.76	.63
Net gain (loss) on investments (realized and unrealized)	(.69)	.87	2.03
Total from investment operations	.02	1.63	2.66
Less distributions from:
Net investment income	(.70)	(.74)	(.55)
Net realized gains	(.19)	(.44)	—
Total distributions	(.89)	(1.18)	(.55)
Net asset value, end of period	$26.69	$27.56	$27.11

Total Return[c]	0.08%	6.17%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145	$137	$118
Ratios to average net assets:
Net investment income (loss)	2.63%	2.78%	3.58%
Total expenses[d]	5.65%	5.13%	4.05%
Net expenses[e,f,g]	1.59%	1.60%	1.52%
Portfolio turnover rate	37%	44%	83%

PROSPECTUS | 51

Financial Highlights (continued)

Guggenheim Diversified Income Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.58	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.91	.95	.74
Net gain (loss) on investments (realized and unrealized)	(.70)	.89	2.05
Total from investment operations	.21	1.84	2.79
Less distributions from:
Net investment income	(.90)	(.93)	(.68)
Net realized gains	(.19)	(.44)	—
Total distributions	(1.09)	(1.37)	(.68)
Net asset value, end of period	$26.70	$27.58	$27.11

Total Return	0.82%	7.00%	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125	$123	$111
Ratios to average net assets:
Net investment income (loss)	3.37%	3.51%	4.32%
Total expenses[d]	4.82%	4.23%	3.21%
Net expenses[e,f,g]	0.84%	0.85%	0.80%
Portfolio turnover rate	37%	44%	83%

PROSPECTUS | 52

Financial Highlights (concluded)

Guggenheim Diversified Income Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.59	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.98	1.03	.79
Net gain (loss) on investments (realized and unrealized)	(.70)	.89	2.04
Total from investment operations	.28	1.92	2.83
Less distributions from:
Net investment income	(.96)	(1.00)	(.72)
Net realized gains	(.19)	(.44)	—
Total distributions	(1.15)	(1.44)	(.72)
Net asset value, end of period	$26.72	$27.59	$27.11

Total Return	1.06%	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,757	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.62%	3.78%	4.57%
Total expenses[d]	4.42%	3.83%	2.93%
Net expenses[e,f,g]	0.60%	0.59%	0.54%
Portfolio turnover rate	37%	44%	83%

[a]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Total return does not refelct the impact of any applicable sales charges and has not been annualized.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

[e]	Net expense information reflects the expense ratios after expense waivers.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16
A-Class	0.84%	0.82%	0.76%
C-Class	1.58%	1.57%	1.52%
P-Class	0.84%	0.82%	0.79%
Institutional Class	0.59%	0.57%	0.54%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.19%
C-Class	—	0.19%
P-Class	—	0.16%
Institutional Class	—	0.16%

PROSPECTUS | 53

For More Information

By Telephone—Call 800.820.0888.
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Fund can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Fund (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Fund, is available and the Fund's annual or semi-annual reports will be available, without charge, upon request by calling the Fund's toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard., Suite 600, Rockville, Maryland 20850, or by calling the Fund's toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

The Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
• Guggenheim Diversified Income Fund
Family of Funds, for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

PROSPECTUS | 54

APPENDIX A

Intermediary-Specific Sales Charge Waivers and Discounts

The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial intermediary, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial intermediary to receive such waivers or discounts. Financial intermediaries may have different policies and procedures regarding the waivers and discounts set forth in this Appendix. These sales charge waivers and/or discounts are implemented and administered by the applicable financial intermediary.

In all instances, it is an investor's responsibility to notify the financial intermediary of any facts that may qualify the investor for sales charge waivers or discounts. These waivers or discounts (and their terms and availability) may vary from those disclosed elsewhere in the Prospectus and are subject to change at any time. You may wish to contact your financial intermediary for more information regarding the sales charge waivers and discounts available to you and the intermediary's related policies and procedures, including with respect to eligibility requirements, and to ensure that you have the most current information regarding waivers and discounts available to you.

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (initial sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;

•
Shares purchased through a Merrill Lynch affiliated investment advisory program, or exchanges of shares purchased through such a Merrill Lynch program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account;

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform;

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable);

•
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Guggenheim Investments family of funds (the "Guggenheim Funds");

•	Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date;

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members;

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus; and

•
Shares purchased from the proceeds of redemptions within the Guggenheim Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus;

•	Return of excess contributions from an IRA Account;

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½;

PROSPECTUS | 55

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch;

•	Shares acquired through a right of reinstatement;

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only); and

•
Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus;

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Guggenheim Funds assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Guggenheim Funds assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Guggenheim Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley

Shareholders purchasing Class A shares of a Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund;

•	Shares purchased through a Morgan Stanley self-directed brokerage account;

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial

Shareholders purchasing Class A shares of a Fund through an Ameriprise Financial platform or account will be eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains, distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•
Effective August 10, 2018, shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a

PROSPECTUS | 56

waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Raymond James

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”) platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund's prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of Accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

PROSPECTUS | 57

PROSPECTUS | 58

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com

Mutual Funds	|	Fixed-Income	|	1.31.2019

Guggenheim Funds Prospectus
January 31, 2019, as supplemented February 4, 2019
Class R6

Ticker Symbol	Fund Name
Class R6
GUDRX	Guggenheim Diversified Income Fund

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

DIF-PRO-R6-0219x0120	guggenheiminvestments.com

FUND SUMMARY

i | PROSPECTUS

PROSPECTUS | ii

Guggenheim Diversified Income Fund

INVESTMENT OBJECTIVE
The Guggenheim Diversified Income Fund (the “Fund”) seeks to achieve high current income with consideration for capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution.

Class R6
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Acquired Fund Fees and Expenses	0.58%
Other Expenses[1]	3.67%
Interest Expense	0.01%
Remaining Other Expenses	3.66%
Total Annual Fund Operating Expenses	5.00%
Fee Waiver (and/or expense reimbursement)[2,3]	-3.82%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.18%

[1]	Amounts are based on estimated amounts for the current fiscal year.
2 Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the "Investment Manager") has contractually agreed through February 1, 2020 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for Class R6 shares to 1.05%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
3 The Investment Manager has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs (whether or not you redeem your shares at the end of the given period) would be:

R6

1 Year	$120
3 Years	$1,158
5 Years	$2,197
10 Years	$4,792

1 | PROSPECTUS

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund intends to pursue its investment objective by constructing a broadly diversified global portfolio with exposure across multiple high-income asset classes that provide an opportunity for growth. The Fund seeks diversification by investing primarily in asset classes that Guggenheim Partners Investment Management, LLC (the “Investment Manager”) believes provide exposure to different geographic regions, different positions in issuers’ capital structures and different investment styles. To achieve its intended portfolio, the Investment Manager allocates the Fund’s assets among multiple underlying investment strategies, primarily high-income credit and equity strategies. The Fund may indirectly obtain exposure to these asset classes, and pursue its investment objective, by investing significantly in affiliated and unaffiliated investment vehicles, including other investment companies managed by the Investment Manager or its affiliates.
The Fund seeks to provide broad exposure to high-income asset classes while incorporating elements of both strategic and tactical allocation. The Investment Manager sets target weightings for the Fund’s allocations, which it reviews and changes regularly and rebalances as needed, to accomplish a mix that the Investment Manager believes will maximize the Fund’s risk-adjusted yield in a given market while satisfying the Fund’s investment objective. Although the Fund is not constrained by fixed allocation proportions, the Fund anticipates that over the long term the fixed-income component will represent a greater portion of the Fund's portfolio than the equity component. However, the Fund's allocations may vary significantly from time to time based on the Investment Manager’s view of income generation, risk/return analysis, relative value and market conditions, and, during certain periods, the Fund may invest up to 100% of its assets in either fixed-income instruments or equity securities.
Although the Fund will principally invest in securities listed, traded or dealt in developed markets countries globally, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries (such as sovereign debt securities and Eurodollar bonds and obligations). Such securities may be denominated in foreign currencies.
The Fund invests directly or through investment vehicles in a diverse portfolio of fixed-income instruments of any maturity and duration with a bias towards instruments that the Investment Manager believes offer higher yields. The Fund’s income-oriented fixed-income investments may be represented by a broad range of investment grade and high-yield bonds, bank loans, asset-backed and mortgage-backed securities, municipal bonds and risk-linked securities (often referred to as event-linked bonds or catastrophe or insurance-linked bonds). The Fund may hold fixed-income instruments of any quality, rated or unrated, including, those that are rated below investment grade, or if unrated, determined to be of comparable quality (also known as “high yield securities” or “junk bonds”). These may include instruments that are in default at the time of purchase. If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. The Investment Manager selects instruments for purchase and sale based on intensive credit research involving extensive due diligence and relative valuation based on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.
The Fund also invests directly or through investment vehicles in a diverse portfolio of high-income equity securities, which include common and preferred stocks, issued by issuers of any market capitalization. To reduce volatility and mitigate drawdown (or the decrease in value of investments from their peak), the Investment Manager seeks high dividend yields based on a well-diversified portfolio comprised of securities with demonstrated historically low volatility in their returns that are issued by companies that the Investment Manager believes exhibit stable earnings.
In addition, the Fund may invest directly or through investment vehicles in a diversified portfolio of real estate investment trusts (“REITs”), with an emphasis on REITs with higher yields. The Investment Manager uses a top-down approach to analyze relative value and risk and identify attractive geographic regions and property sectors combined with a bottom-up approach to individual security selection.

PROSPECTUS | 2

The Fund may invest in instruments issued by U.S. and non-U.S. issuers that are engaged in or related to the infrastructure group of industries.
The Fund may invest in closed-end funds to, among other things, obtain exposure on the basis of qualitative features and quantitative measures to high-income domestic and foreign master limited partnerships ("MLPs") that are generally in energy-related industries. The Fund may also invest in closed-end funds to seek to exploit perceived pricing dislocations that the Investment Manager believes have the potential to narrow in the near term.
The Fund may seek certain exposures through derivative transactions, principally swaps, options, forward contracts, futures and Eurodollar futures (some of these instruments may be traded in the over-the-counter market).  The Fund may engage in derivative transactions to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to manage the Fund’s aggregate exposure to the equity markets and to manage other investment risks.
The Investment Manager may determine to sell a security for several reasons, including the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse or unstable market conditions or abnormal circumstances (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments or in the case of large cash inflows or anticipated large redemptions), the Fund can make temporary investments and may not be able to pursue or achieve its investment objective.
The Fund will primarily invest in affiliated and unaffiliated investment vehicles to achieve its investment objective until it is sufficiently large to invest in securities directly in an efficient manner, at which time the Fund may continue to invest significantly in affiliated and unaffiliated investment vehicles.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.
Allocation Risk—The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Investment Manager to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy or underlying fund will achieve its particular investment objective.
Asset-Backed Securities Risk—Investors in asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities and other structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, causing their prices to be volatile. These instruments are particularly subject to interest rate, credit and liquidity and valuation risks.
Capitalization Securities Risk—The Fund may have significant exposure to securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range may underperform other segments of the equity market or the equity market as a whole.
Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.
Credit Risk—The Fund could lose money if the issuer or guarantor of a fixed-income instrument or a counterparty to a derivatives transaction or other transaction is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. The issuer, guarantor or counterparty could also suffer a rapid decrease in credit quality rating, which would adversely affect the volatility of the value and liquidity of the instrument. Credit ratings may not be an accurate assessment of liquidity or credit risk.

3 | PROSPECTUS

Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks.
Emerging Markets Risk—Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen and the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund.
Foreign Securities and Currency Risk—Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs.
High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities (which also may be known as "junk bonds") may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.
Income Risk—Income risk involves the potential for decline in the Fund’s yield (the rate of dividends the Fund pays) in the event of declining interest rates.
Infrastructure Companies Risk—Securities and instruments of infrastructure companies are particularly susceptible to adverse economic or regulatory occurrences in their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including general or local economic conditions and political developments, changes in regulations, environmental problems and changes in interest rates.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise sharply, which may cause the value of the Fund’s holdings and share price to decline. Changes in interest rates may also affect the liquidity of the Fund's investments in fixed-income instruments. The risks associated with rising interest rates are heightened given the recent near historically low interest rate environment and, as of the date of this prospectus, increasing interest rate environment. Interest rates may continue to rise in the future, possibly suddenly and significantly, with unpredictable effects on the financial markets and the Fund’s investments. Fixed-income instruments with longer durations are subject to more volatility than those with shorter durations. During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to

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market rates. During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund's performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.
Investment in Loans Risk—The Fund may invest in loans through assignments, participations or directly. Investments in loans, including loan syndicates and other direct lending opportunities, involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. The Fund’s investments in loans can also be difficult to value accurately and may be more susceptible to liquidity risk than fixed-income instruments of similar credit quality and/or maturity. The Fund is also subject to the risk that the value of any collateral for the loan may be insufficient or unavailable to cover the borrower’s obligations should the borrower fail to make payments, become insolvent, or otherwise default. Participations in loans may subject the Fund to the credit risk of both the borrower and the issuer of the participation and may make enforcement of loan covenants, if any, more difficult for the Fund as legal action may have to go through the issuer of the participation (or an agent acting on its behalf). Transactions in loans are often subject to long settlement periods, thus potentially limiting the ability of the Fund to invest sale proceeds in other investments and to use proceeds to meet its current redemption obligations.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time. These risks may be heightened for fixed-income instruments because of the near historically low interest rate environment as of the date of this prospectus. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially less liquid and thus particularly prone to the foregoing risks.
Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.
Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.
Master Limited Partnerships Risk—Master limited partnerships ("MLPs") are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Securities issued by MLPs may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors. The Fund will invest no more than 25% of its total assets in securities of MLPs which are classified as partnerships that are treated as qualified publicly traded partnerships, for U.S. federal income tax purposes.
Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually

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react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected.  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of instruments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. The real estate industry is particularly sensitive to economic downturns.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Risk-Linked Securities Risk—Risk-linked securities ("RLS"), often referred to as event-linked bonds or catastrophe or insurance-linked bonds, are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other physical or weather-related phenomenon causing physical or economic loss. If the trigger event occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in the RLS. In addition to the risk of a triggering event, RLS are subject to other risks, including credit risk and adverse changes in regulatory or jurisdictional interpretations.
Sovereign Debt Risk—The debt securities issued by sovereign entities may decline as a result of default or other adverse credit event resulting from a sovereign debtor's unwillingness or inability to repay principal and pay interest in a timely manner, which may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. Sovereign debt risk is increased for emerging market issuers.
Special Situations/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default involve far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time.
Tax Risk—The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the Fund and its distributions to shareholders.  Although the Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, there can be no assurance that the Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.  Moreover, the tax treatment of income, gains and losses attributable to certain investments and derivatives transactions engaged in by the Fund, such as transactions in MLP interests, as well as various other special tax rules applicable to certain financial transactions and financial instruments could affect the amount, timing and character of the Fund’s distributions.  In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions, and may possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.  See “Dividends and Taxes,” below.
PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund. Because Class R6 shares had not commenced operations as of the date of this Prospectus, the following chart and table show the Fund’s Institutional Class share calendar year performance for one year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund's Institutional Class shares compared to those of a broad measure of market performance. Class R6 shares and Institutional Class shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, the performance of Class R6 shares would be higher than Institutional Class shares to the extent Class R6 shares pay lower expenses than Institutional Class shares. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

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Highest Quarter Return		Lowest Quarter Return
Q1 2017	2.43%	Q4 2018	-3.96%
AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Inception	1 Year	5 Years or Since Inception
Institutional	1/29/2016*
Return Before Taxes		-3.59%	5.22%
Return After Taxes on Distributions		-5.13%	3.15%
Return After Taxes on Distributions and Sale of Fund Shares		-1.92%	3.15%
Index
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)		0.01%	1.63%
70% Bloomberg Barclays U.S. Aggregate Bond Index / 30% MSCI World Index (reflects no deductions for fees, expenses or taxes)		-2.50%	3.87%
* Inception date is for Institutional Class shares of the Fund.
MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund. Jayson B. Flowers, Patrick Mitchell, and Farhan Sharaff are portfolio managers of the Fund. The portfolio managers hold the titles of Senior Managing Director and Portfolio Manager; Senior Managing Director and Portfolio Manager; and Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Mitchell are primarily responsible for the day-to-day management of the Fund. Jayson B. Flowers, Patrick Mitchell and Farhan Sharaff have co-managed the Fund since the Fund commenced operations (January 2016).
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business.

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Class R6 shares generally are available to qualified retirement and benefit plans that only have plan-level or omnibus accounts on the books of the Fund and whose record keeper does not charge service fees to the Fund. Class R6 shares also are generally available to certain plans and platforms sponsored by financial intermediaries that only have plan or platform level or omnibus accounts held in the books of the Fund and do not charge the Fund service or account fees. Certain institutional investors and others deemed appropriate by the Investment Manager may also be eligible to purchase Class R6 shares, subject to a $2,000,000 minimum initial investment, although the Investment Manager may waive this requirement at its discretion.
TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.
PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Investment Manager, out of its own resources, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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Additional Information Regarding Investment Objective and Strategies

The Board of Trustees of the Fund may change the Fund's investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. As with any investment, there can be no guarantee the Fund will achieve its investment objective.
The Fund may, from time to time and in the discretion of the Investment Manager, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, the Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies, including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.
The Fund's holdings of certain types of investments cannot exceed a maximum percentage of assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Fund's investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities, investment vehicles and other types of instruments the Portfolio Managers believe will help the Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments, the Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program, including some that may not be listed in this Prospectus. Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Fund's investment policies, limitations and other guidelines typically apply at the time an investment is made. As a result, the Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.
The Fund is subject to certain investment policy limitations referred to as “fundamental policies.” The full text of the Fund’s fundamental policies is included in the SAI.
The Fund will primarily invest in affiliated and unaffiliated investment vehicles to achieve its investment objective until it is sufficiently large to invest in securities directly in an efficient manner, at which time the Fund may continue to invest significantly in affiliated and unaffiliated investment vehicles. The following is a concise description of the investment objectives and practices for each affiliated underlying fund currently expected to be used for principal investment by the Fund as of the date of this Prospectus. The Fund may invest in other affiliated investment vehicles not listed below, as well as unaffiliated investment vehicles, that currently exist or may become available for investment in the future at the discretion of the Investment Manager without shareholder approval or prior notice. The Investment Manager's allocation of the Fund's assets among the investment vehicles may vary significantly from time to time, including reducing the Fund's exposure to an investment vehicle to zero.

Underlying Fund	Investment Objective	Investment Overview
Guggenheim Total Return Bond Fund	Total return, comprised of current income and capital appreciation.
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in debt securities.

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Underlying Fund	Investment Objective	Investment Overview
Guggenheim Floating Rate Strategies Fund	Provide a high level of current income while maximizing total return.
The Fund will, under normal circumstances, invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in floating rate senior secured syndicated bank loans, floating rate revolving credit facilities (“revolvers”), floating rate unsecured loans, floating rate asset backed securities (including floating rate collateralized loan obligations), other floating rate bonds, loans, notes and other securities (which may include, principally, senior secured, senior unsecured and subordinated bonds), fixed income instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed rate interest payments into floating rate income payments, and derivative instruments (based on their notional value for purposes of this 80% strategy) that provide exposure (i.e., economic characteristics similar) to floating rate or variable rate loans, obligations or other securities.

Guggenheim High Yield Fund	High current income. Capital appreciation is a secondary objective.
The Fund pursues its objective by investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes), under normal circumstances, in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, its investment manager, to be of comparable quality (also known as “junk bonds”).

Guggenheim Limited Duration Fund	Provide a high level of income consistent with preservation of capital.
The Fund intends to pursue its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in a diversified portfolio of debt securities, financial instruments that should perform similarly to debt securities and investment vehicles that provide exposure to debt securities, and debt-like securities, including individual securities, investment vehicles and derivatives giving exposure (i.e., similar economic characteristics) to fixed-income markets.

PROSPECTUS | 10

Underlying Fund	Investment Objective	Investment Overview
Guggenheim Investment Grade Bond Fund	Current income.
In pursuit of its objective, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, its investment manager, to be of comparable quality).

Guggenheim World Equity Income Fund	Provide total return, comprised of capital appreciation and income.
Under normal circumstances, the Fund will invest at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Generally, the Fund intends to invest in higher dividend-yielding equity securities. The Fund is not limited in the percentage of assets it may invest in securities listed, traded or dealt in any one country, region or geographic area and it may invest in a number of countries throughout the world, including emerging markets.

Guggenheim Risk Managed Real Estate Fund	Provide total return, comprised of capital appreciation and current income.
The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in: (i) long and short equity securities of issuers primarily engaged in the real estate industry, such as real estate investment trusts; and (ii) equity-like securities, including individual securities, exchange-traded funds and derivatives, giving exposure to (i.e., economic characteristics similar to) issuers primarily engaged in the real estate industry. The Fund seeks to manage investment risk by taking both long and short positions in real estate investments.

* This Prospectus is not an offer to sell and is not soliciting an offer to buy any securities of the underlying funds.

Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for the Fund. The Fund also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks and certain non-principal risks of the Fund (and the principal risks of the underlying funds in which the Fund expects to invest principally as of the date of this Prospectus) is set forth below. The fact that a particular risk was not indicated as a principal risk for the Fund does not mean that the Fund is prohibited from investing its assets in securities that give rise to that risk. It simply means that the risk is not a principal risk for the Fund. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. The Fund may engage in active and frequent trading of portfolio securities. A high turnover rate may increase transaction costs, which decreases the value of investments, and may result in additional taxable gains (including short term gains) for a Fund.

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Investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage the Fund.
Allocation Risk—The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Investment Manager to allocate effectively the Fund’s assets among multiple investment strategies, underlying funds and asset classes. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or that an investment strategy will achieve its particular investment objective. Portfolio managers responsible for the investment strategies used by the Fund may make investment decisions independently and it is possible that the investment strategies may not complement one another. As a result, the Fund’s exposure to a given investment, industry, region or investment style could unintentionally be greater or smaller than it would have been if the Fund had a single investment strategy. In addition, underlying funds may not achieve their investment objectives, and their performance may be lower than that of the asset class the underlying funds were selected to represent.
Asset-Backed Securities Risk—The Fund may invest in asset-backed securities issued by legal entities that are sponsored by banks, investment banks, other financial institutions or companies, asset management firms or funds and are specifically created for the purpose of issuing such asset-backed securities. Investors in asset-backed securities receive payments that are part interest and part return of principal or certain asset-backed securities may be interest-only securities or principal-only securities. These payments typically depend upon the cash flows generated by an underlying pool of assets and vary based on the rate at which the underlying obligors pay off their liabilities under the underlying assets. The pooled assets provide cash flow to the issuer, which then makes interest and principal payments to investors.
Investments in asset-backed securities may be subject to many of the same risks that are applicable to investments in securities generally, including currency risk, geographic emphasis risk, high yield and unrated securities risk, leverage risk, prepayment and extension risk and regulatory risk. Asset-backed securities are particularly subject to interest rate, credit and liquidity and valuation risks. Asset-backed securities are particularly subject to interest rate and credit risks. Asset-backed securities are also subject to liquidity and valuation risk and, therefore, may be difficult to value accurately or sell at an advantageous time or price and involve greater transaction costs and wider bid/ask spreads than certain other instruments.
In addition, investments in asset-backed securities entail additional risks relating to the underlying pools of assets, including credit risk, default risk and prepayment and extension risk with respect to the underlying pool or individual assets represented in the pool. With respect to a mortgage loan backing mortgage-backed securities, when an underlying obligor, such as a homeowner, makes a prepayment, an investor in the securities receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments and the investor may not be able to reinvest the principal it receives as a result of such prepayment in a security with a similar risk, return or liquidity profile. In addition to prepayments, the underlying assets owned by an issuer of asset-backed securities are subject to the risk of defaults, and both defaults and prepayments may shorten the securities’ weighted average life and may lower their return, which may adversely affect the Fund’s investment in the asset-backed securities. The value of asset-backed securities held by the Fund also may change because of actual or perceived changes in the creditworthiness of the underlying asset obligors, the originators, the servicing agents, the financial institutions, if any, providing credit support, or swap counterparties in the case of synthetic asset-backed securities.
Further, credit risk retention requirements for asset-backed securities may increase the costs to originators, securitizers and, in certain cases, asset managers of securitization vehicles in which the Fund may invest. Although the impact of these requirements is uncertain, certain additional costs may be passed to the Fund and the Fund’s investments in asset-backed securities may be adversely affected. Many of the other changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), or foreign regulatory developments could materially impact the value of the Fund’s assets, expose the Fund to additional costs and require changes to investment practices, thereby adversely affecting the Fund’s performance.
Additional risks relating to investments in asset-backed securities may arise because of the type of asset-backed securities in which the Fund invests, defined by the assets collateralizing the asset-backed securities. For example, collateralized mortgage obligations may have complex or highly variable prepayment terms, such as companion classes, interest only or principal only payments, inverse floaters and residuals. These investments generally entail greater market, prepayment and liquidity risks than other mortgage-backed securities, and may be more volatile or less liquid than other mortgage-backed securities. In addition, asset-backed securities backed by aircraft loans and leases may provide the Fund with a less effective security interest in the related underlying collateral than do mortgage-related securities and, thus, it is possible that recovery on repossessed collateral might be unavailable or

PROSPECTUS | 12

inadequate to support payments on these asset-backed securities. In addition to the risks inherent in asset-backed securities generally, risks associated with aircraft securitizations include but are not limited to risks related to commercial aircraft, the leasing of aircraft by commercial airlines and the commercial aviation industry generally.  With respect to any one aircraft, the value of such aircraft can be affected by the particular maintenance and operating history for the aircraft or its components, the model and type of aircraft, the jurisdiction of registration (including legal risks, costs and delays in attempting to repossess and export such aircraft following any default under the related loan or lease) and regulatory risk. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.
Residential Mortgage-Backed Securities—Home mortgage loans are typically grouped together into pools by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. Some of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations-familiarly called “Ginnie Mae,” “Fannie Mae” and “Freddie Mac” (referred to as "agency" MBS). Non-agency MBS (referred to as "private label") are subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. Non-agency residential mortgage-backed securities often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to greater credit, prepayment and liquidity and valuation risks than agency MBS. In addition, these securities may be less readily marketable as the market for these securities is typically smaller and less liquid than the market for agency MBS, thus these securities may be subject to greater price fluctuation than agency MBS. Home mortgage loans may also be purchased and grouped together by non-lending institutions such as investment banks and hedge funds who will sell interests in such pools to investors. Mortgage-backed securities may be particularly sensitive to changes in interest rates given that rising interest rates tend to extend the duration of fixed-rate mortgage-backed securities. As a result, a rising interest rate environment can cause the prices of mortgage-backed securities to be increasingly volatile, which may adversely affect the Fund’s holdings of mortgage-backed securities. In light of the current interest rate environment, the Fund’s investments in these securities may be subject to heightened interest rate risk.
Commercial Mortgage-Backed Securities—Commercial mortgage backed securities (“CMBS”) are collateralized by one or more commercial mortgage loans.  Banks and other lending institutions typically group the loans into pools and interests in these pools are then sold to investors, allowing the lender to have more money available to loan to other commercial real estate owners. Commercial mortgage loans may be secured by office properties, retail properties, hotels, mixed use properties or multi-family apartment buildings.  Investments in CMBS are subject to the risks of asset-backed securities generally and particularly subject to credit risk, interest rate risk, and liquidity and valuation risk. CMBS are also subject to the risk that the value of such securities will decline because, among other things, the securities are not issued or guaranteed as to principal or interest by the U.S. government or a government sponsored enterprise. CMBS often are issued in the form of several different tranches.  Depending on their respective seniority, individual tranches are subject to increased (and sometimes different) credit, prepayment and liquidity and valuation risks as compared to other tranches. These securities are often subject to prepayment and liquidity and valuation risks.
Capitalization Securities Risk—The Fund’s investments may be composed primarily of, or have significant exposure to, securities in a particular capitalization range, e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-dominate capitalization range represented in the Fund’s portfolio may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion. In addition, in comparison to securities of companies with larger capitalizations, securities of small- and mid-capitalization companies may experience greater price volatility (especially during periods of economic uncertainty), greater spreads between their bid and ask prices, significantly lower trading volumes, and cyclical or static growth prospects. Small- and mid-cap companies often have limited product lines, markets or financial resources, and may therefore suffer isolated setbacks. These securities may or may not pay dividends. Securities of small-cap companies may present additional risks because their earnings are less predictable and their securities are often less liquid than those of larger, more established companies. Small-cap companies may also be more vulnerable to adverse business or market developments. These risks are likely to be greater for micro-cap companies. The Fund is not required to sell an

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investment if the investment falls out of, or can no longer be characterized as being a part of, a certain capitalization range.
Counterparty Credit Risk—Counterparty risk is the risk that a counterparty to Fund transactions (e.g., prime brokerage or securities lending arrangement or derivatives transaction) will be unable or unwilling to perform its contractual obligation to the Fund. The Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class, or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease.
The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.
Credit Risk—The Fund could lose money if the issuer or guarantor of a debt instrument or a counterparty to a derivatives transaction or other transaction (such as a repurchase agreement or a loan of portfolio securities) is unable or unwilling, or perceived to be unable or unwilling, to pay interest or repay principal on time or defaults. If an issuer fails to pay interest, the Fund’s income would likely be reduced, and if an issuer fails to repay principal, the value of the instrument likely would fall and the Fund could lose money. This risk is especially acute with respect to high yield, below investment grade and unrated high risk debt instruments (which also may be known as “junk bonds”). Also, the issuer, guarantor or counterparty may suffer adverse changes in its financial condition or be adversely affected by economic, political or social conditions that could lower the credit quality (or the market’s perception of the credit quality) of the issuer or instrument, leading to greater volatility in the price of the instrument and in shares of the Fund. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Any applicable limitation on the credit quality of an issuer or instrument in which the Fund may invest is applied at the time the Fund purchases the instrument.
The degree of credit risk depends on the particular instrument and the financial condition of the issuer, guarantor or counterparty, which are often reflected in its credit quality. Credit quality is a measure of the issuer’s expected ability to make all required interest and principal payments in a timely manner. An issuer with the highest credit rating has a very strong capacity with respect to making all payments. An issuer with the second-highest credit rating has a strong capacity to make all payments, but the degree of safety is somewhat less. An issuer with the lowest credit quality rating may be in default or have extremely poor prospects of making timely payment of interest and principal. Credit ratings assigned by rating agencies are based on a number of factors and subjective judgments and therefore do not necessarily represent an issuer's actual financial condition or the volatility or liquidity of the security. Although higher-rated securities generally present lower credit risk as compared to lower-rated or unrated securities, an issuer with a high credit rating may in fact be exposed to heightened levels of credit or liquidity risk. See Appendix A of the SAI for a more complete discussion of the meaning of the different credit quality ratings.
Investment grade instruments are debt instruments that have been determined by a nationally recognized statistical rating organization to have a medium to high probability of being paid (although there is always a risk of default) or, if unrated, have been determined by the Investment Manager to be of comparable quality. Investment grade instruments are designated “BBB”, “A”, “AA” or “AAA” by Standard & Poor’s Ratings Group, Fitch Investors Service, Inc., DBRS Ltd., Morningstar Credit Ratings, LLC and Kroll Bond Rating Agency, Inc., “Baa”, “A”, “Aa” or “Aaa” by Moody’s Investors Service (“Moody’s”), and “bbb”, “a”, “aa”, or “aaa” by A.M. Best Company, or an equivalent rating by any other nationally recognized statistical rating organization, or have been determined by the Investment Manager to be of comparable quality. If nationally recognized statistical rating organizations assign different ratings to the same instrument, the Fund will use the higher rating for purposes of determining the instrument’s credit quality. The Investment Manager's credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and domestic and global market conditions.

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The loans and corporate debt instruments in which a Fund may invest include those (i) rated lower than investment grade credit quality, e.g., rated lower than “Baa” category by Moody’s or “BBB” category by Standard & Poor’s Corporation, or have been issued by issuers who have issued other debt instruments which, if rated, would be rated lower than investment grade credit quality or (ii) unrated but the borrowers and their other loans typically are rated below investment grade. Investment decisions will be based largely on the credit risk analysis performed by the Investment Manager and not on rating agency evaluations. This analysis may be difficult to perform. Information about many loans and their issuers generally is not available in the public domain because many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Thus, little public information typically exists about these companies. Generally, however, these issuers are required to provide certain financial information to lenders, and certain information may be available from other participants or agents in the loan marketplace.
Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of the Fund’s portfolio, to seek to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, the Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Fund invests.
Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter("OTC") market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.
Swap Agreements Risk—Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including, but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities, which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks.
Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps. The Dodd-Frank Act and related regulatory developments require the clearing and

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exchange-trading of many OTC derivative instruments that the CFTC and the U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.
Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.
Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the Investment Manager’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Investment Manager, thus limiting the ability to implement the Fund's strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.
The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.
Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.
Emerging Markets Risk—The Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries may entail greater risks than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment

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or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (viii) particular sensitivity to global economic conditions or reliance on international or other forms of aid, including trade, taxation and development policies. Sovereign debt of emerging countries may be in default or present a greater risk of default. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.
Equity Securities Risk—The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy or other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.
Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
The Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.
Extension Risk—Certain debt instruments, including mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur at a slower rate or later than expected.  In this event, the expected maturity could lengthen as short or intermediate-term instruments become longer-term instruments, which would make the investment more sensitive to changes in interest rates.  In addition, the Fund’s investment may sharply decrease in value and the Fund’s income from the investment may quickly decline.  These types of instruments are particularly subject to extension risk, and offer less potential for gains, during periods of rising interest rates. In addition, the Fund may be delayed in its ability to reinvest income or proceeds from these instruments in potentially higher yielding investments, which would adversely affect the Fund to the extent its investments are in lower interest rate debt instruments.  Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Foreign Securities and Currency Risk—Investing in foreign investments, including investing in foreign securities through American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates ; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.
Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting

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standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.
High Yield and Unrated Securities Risk—High yield debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as “junk bonds.” High yield securities are debt securities that have been determined by a rating agency to have a lower probability of being paid and have a credit rating of “BB” category or lower by Standard & Poor’s Corporation and Fitch Investors Service, Inc. or “Ba” category or lower by Moody’s Investors Service or have been determined by the Investment Manager to be of comparable quality. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined by the Investment Manager to be of comparable quality) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. High yield securities may be subject to greater levels of credit risk and tend to be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time and may involve greater transactions costs and wider bid/ask spreads, than higher-quality bonds. The risks associated with high yield securities are heightened during times of weakening economic conditions or rising interest rates.
Successful investment in lower-medium and lower-rated debt securities involves greater investment risk and is highly dependent on the Investment Manager’s credit analysis. The value of high yield securities is particularly vulnerable to changes in interest rates and a real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded or subject to irregular trading and can be more difficult to sell and value accurately than higher-quality bonds because there tends to be less public information available about these securities. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire high yield bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or a change in the market’s psychology regarding high yield investments. High yield securities may be more sensitive to adverse specific corporate or general market developments than higher-quality bonds. This type of volatility is usually associated more with stocks than bonds.
Income Risk—The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.
Infrastructure Companies Risk—Securities and instruments of infrastructure companies are particularly susceptible to adverse economic or regulatory occurrences in their industries. Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints and funding that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, service interruptions, increased competition from other providers of services, uncertainties regarding the availability of fuel at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by technological innovations that may render existing plants, equipment or products obsolete and natural or man-made disasters.
Interest Rate Risk—Investments in fixed-income instruments and other debt instruments are subject to the possibility that interest rates could rise (or are expected to rise) sharply, which may cause the value of the Fund’s holdings and NAV per share to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter-term bonds. Generally, the longer the average duration (whether positive or negative) of the bonds held by the Fund or to which the Fund is exposed, the more the Fund’s share price will fluctuate in response to interest rate changes. Duration is a measure used to determine the sensitivity of a security's price to changes in

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interest rates that incorporates a security's yield, coupon, final maturity and call features, among other characteristics. For example, the NAV per share of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Conversely, the NAV per share of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The value of securities with negative durations, such as inverse floaters, generally decrease if interest rates decline. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, in turn, the Fund's susceptibility to changes in interest rates. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Interest only or principal only securities and inverse floaters are particularly sensitive to changes in interest rates, which may impact the income generated by the security and other features of the security.
Securities with floating interest rates, such as syndicated bank loans, generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In a decreasing interest rate environment, the Fund’s investment in securities with floating interest rates may prevent the Fund from taking full advantage of decreasing interest rates in a timely manner. During periods of rising interest rates, issuers of debt securities or assetbacked securities may pay principal later or more slowly than expected, which may reduce the value of the Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested in other instruments.
Adjustable rate securities also react to interest rate changes in a similar manner as fixed-rate securities.  Adjustable rate securities generally react to such changes to a lesser degree than fixed-rate securities, which typically depends on the characteristics of the security, in particular its reset terms (i.e., the index chosen, frequency of reset and reset caps or floors). During periods of rising interest rates, because changes in interest rates on adjustable rate securities may lag behind changes in market rates, the value of such securities may decline until their interest rates reset to market rates (which also may be subject to limits on the maximum increase in interest rates). During periods of declining interest rates, because the interest rates on adjustable rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed rate securities.
Changing Fixed-Income Market Conditions—The Board of Governors of the Federal Reserve System (“Federal Reserve”) has raised the federal funds rate from historically low levels in recent years and has signaled that it intends to continue to do so. To the extent the Federal Reserve continues to raise the federal funds rate, there is a risk that interest rates across the financial system may rise. Very low or negative interest rates may magnify the Fund’s susceptibility to interest rate risk and diminish yield and performance (e.g., during periods of very low or negative interest rates, the Fund may be unable to maintain positive returns). In addition, certain countries have experienced (or may be expected to experience) negative interest rates on certain fixed-income instruments.
Changes in fixed-income market conditions, including the recent increases and potential for future increases to the federal funds rate or negative interest rates, may expose fixed-income markets to heightened volatility and reduced liquidity for certain Fund investments that may be difficult to sell at favorable prices to meet fund redemption obligations, causing the value of the Fund’s investments and NAV per share to decline. A rise in general interest rates may also result in increased redemptions from the Fund. Very low, negative or changing interest rates may also have unpredictable effects on securities markets in general, directly or indirectly impacting the Fund’s investments, yield and performance. Thus, the Fund currently faces a heightened level of interest rate, liquidity and valuation risks.
If the Fund invests in derivatives tied to fixed-income markets, it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent the Fund experiences high redemptions because of changes in interest rates, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of the Fund's portfolio may also be affected and the Fund could be required to sell holdings at disadvantageous times or prices in order to meet redemption obligations.
Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds ("ETFs") and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. The Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Fund may invest in index-based

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investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which a Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.
The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.
An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.
The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.
An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active trading market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.
The Fund may be particularly susceptible to the risks associated with investments in investment vehicles during the period following the Fund’s launch because the Fund will initially seek to achieve its investment objective by investing primarily in affiliated and unaffiliated investment vehicles. The risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in any underlying funds. The Fund’s susceptibility to these risks will be reduced as the Fund becomes sufficiently large that it may invest in securities directly in an efficient manner. The Investment Manager is subject to potential conflicts of interest in allocating the Fund’s assets to and among investment vehicles managed by the Investment Manager or its affiliates. Additionally, the Fund’s portfolio managers are subject to potential conflict of interest in allocating the Fund’s assets to and among affiliated investment vehicles because a portfolio manager may also manage an underlying affiliated investment vehicle.
Investment in Loans Risk—Loans, such as syndicated bank loans and other direct lending opportunities, senior floating rate loans, secured and unsecured loans, second lien or more junior loans, bridge loans, revolving credit facilities, unfunded commitments, loan assignments or loan participations may incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk, liquidity risk and risks found with high yield securities. The terms of certain loan agreements may cause certain loans to be particularly sensitive to changes in benchmark interest rates. Although some loans are secured by collateral, the collateral may be difficult to liquidate and the value of the collateral can decline or be insufficient or unavailable to meet the obligation of the borrower. In the event that the Fund becomes the owner of the collateral, the Fund would bear the risks, costs and liabilities associated with owning and disposing of the collateral.
Certain loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have such covenants, an investment in the loan may be particularly sensitive to the risks associated with loan investments. The Fund's interest in a particular loan and/or in particular collateral securing a loan may be subordinate to the interests of other creditors of the obligor. As a result, a loan may not be fully collateralized (and may be uncollateralized) and can decline significantly in value, which may result in the Fund not receiving payments to which it is entitled on a timely basis or at all. In addition, the Fund may have limited rights to exercise remedies against collateral or against an obligor when payments are delayed or missed.

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Loans may offer a fixed rate or floating rate of interest. Loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general. In addition, to the extent the Fund holds a loan through a financial intermediary, or relies on a financial intermediary to administer the loan, the Fund's investment, including receipt of principal and interest relating to the loan, will be subject to the credit risk of the intermediary.
Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-rated loans and debt securities (those of less than investment grade quality) involve greater risk of default on interest and principal payments than higher-rated loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. Loans and other debt instruments rated below “BBB” category by S&P or “Baa” category by Moody’s or unrated but assessed of similar quality are considered to have speculative characteristics and are commonly referred to as “junk bonds.” Junk bonds entail default and other risks greater than those associated with higher-rated securities. In addition, loans that have a lower priority for repayment in a borrower’s capital structure may involve a higher degree of overall risk, and be subject to greater price and payment volatility, than more senior loans of the same borrower. For example, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower’s obligations to the first lien secured lenders, and the remaining collateral may be insufficient to cover the full amount owed on the loan in which the Fund has an interest.
Loans are especially vulnerable to the financial health, or perceived financial health, of the borrower but are also particularly susceptible to economic and market sentiment such that changes in these conditions or the occurrence of other economic or market events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Many loans and loan interests are subject to legal or contractual restrictions on transfer, resale or assignment that may limit the ability of the Fund to sell the interests at an advantageous time or price. Furthermore, while the resale, or secondary, market for loans is growing, it is currently limited. There is no organized exchange or board of trade on which loans are traded. Loans often trade in large denominations (typically $1 million and higher), and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the loans in which the Fund may invest will be relatively illiquid and difficult to value. The Fund may have difficulty in disposing of loans in a favorable or timely fashion, which could result in losses to the Fund. Transactions in loans are often subject to long settlement periods (in excess of the standard T+2 days settlement cycle for most securities and often longer than seven days). As a result, sale proceeds potentially will not be available to the Fund to make additional investments or to use proceeds to meet its current redemption obligations. The Fund thus is subject to the risk of selling other investments at disadvantageous times or prices, taking other actions necessary to raise cash to meet its redemption obligations such as borrowing from a bank or holding additional cash, particularly during periods of significant redemption activity, unusual market or economic conditions or financial stress.
Loans may be issued in connection with highly leveraged transactions, such as restructurings, leveraged buyouts, leveraged recapitalizations and acquisition financing. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Accordingly, such loans may be part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy or become insolvent. In addition, there may be limited public information about the issuer or the loan. Bankruptcy or other court proceedings may delay, limit or negate the Fund's ability to collect payments on its loan investments or otherwise adversely affect the Fund's rights in collateral relating to the loan, such as invalidating the loan, the lien on any collateral or the priority status of the loan (or otherwise subordinating the Fund’s interest). Thus, the Fund may need to retain legal or similar counsel to help in seeking to enforce or protect its rights. As a result, the Fund may incur the costs associated with retaining such counsel. In addition, if the Fund holds certain loans, the Fund may be required to exercise its rights collectively with other creditors or through an agent or other intermediary acting on behalf of multiple creditors, and the value of the Fund's investment may decline or otherwise be adversely affected by delays or other risks associated with such collective procedures.
The Fund values its assets on each Business Day (as defined below). However, because the secondary market for loans is limited, trading in loans (or certain types of loans) may be irregular and opportunities to invest in loans (or certain types of loans) may be limited. In addition, loans may be difficult to value accurately as market quotations may not be readily available for some loans or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. A default or expected default on a loan could also make it more difficult for the Fund to dispose of the investment at a price approximating the value placed on the investment by the Fund. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.
An increase in the demand for loans may provide improved liquidity and resale prices but it may also adversely affect the rate of interest payable on loans the rights provided to lenders or buyers, such as the Fund, and increase the price of loans in the secondary market. A decrease in the demand for loans, and instances of broader market events (such

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as turmoil in the loan market or significant sales of loans) may adversely affect the liquidity and value of loans in the Fund’s portfolio.
In certain circumstances, the Investment Manager or its affiliates (including on behalf of clients other than the Fund) or the Fund may be in possession of material non-public information about a borrower as a result of its ownership of a loan and/or corporate debt security of a borrower. Because U.S. laws and regulations generally prohibit trading in securities of issuers while in possession of material, non-public information, the Fund might be unable (potentially for a substantial period of time) to trade securities or other instruments issued by the borrower when it would otherwise be advantageous to do so and, as such, could incur a loss. In circumstances when the Investment Manager or the Fund determines to avoid or not to receive non-public information about a borrower for loan investments being considered for acquisition by the Fund or held by the Fund, the Fund may be disadvantaged relative to other investors and the Fund may not take advantage of other investment opportunities that it may otherwise have. In addition, loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.
The Investment Manager or its affiliates may participate in the primary and secondary market for loans or other transactions with possible borrowers. As a result, the Fund may be legally restricted from acquiring some loans and from participating in a restructuring of a loan or other similar instrument. Further, if the Fund, in combination with other accounts managed by the Investment Manager or its affiliates, acquires a large portion of a loan, the Fund’s valuation of its interests in the loan and the Fund’s ability to dispose of the loan at favorable times or prices may be adversely affected. The Fund is also subject to conflicts of interest that are described in more detail in the SAI.
Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, the Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the fixed-income markets. As a result, the Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Fund (or the Investment Manager) relies on various sources of information to value investments and calculate net asset value. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund's ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and to the extent that the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of the Fund's investments that are fair valued or difficult to value vary from time to time. Based on its investment strategies, a significant portion of the Fund's investments can be difficult to value and potentially

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less liquid and thus particularly prone to the foregoing risks. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.
Management Risk—The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance. However, the Fund is generally less likely to incur brokerage charges or mark-up charges to the extent the Fund invests in fixed-income instruments as opposed to other investments.
Market Risk—The value of, or income generated by, the securities held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Fund will increase in value along with the broader markets. For example, the value of the Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Investment Manager potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund's Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund.
Master Limited Partnerships Risk—Investments in master limited partnerships (“MLPs”) present additional risks when compared to investments in common stocks.  MLPs are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest between the MLP and the MLP’s general partner. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. For example, MLPs in energy-related industries are subject to fluctuations in the prices of commodities, a significant decrease in the production of or a sustained decline in demand for energy commodities, and construction risk, development risk, acquisition risk or other risks arising from their specific business strategies.  Furthermore, as partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. Securities issued by MLPs also may experience limited trading volumes and, thus, may be relatively illiquid or volatile at times.
MLPs are generally not subject to tax at the partnership level. Rather, each partner is allocated a share of the MLP’s income, gains, losses, deductions, and expenses. A change in current tax law, or a change in the underlying business of a given MLP could result in the MLP being treated as a corporation for U.S. federal tax purposes, which would result in such MLP being subject to U.S. federal income tax on its taxable income. Such treatment also would have the effect of reducing the amount of cash available for distribution by the affected MLP. Thus, if any MLP owned by the Fund were treated as a corporation for U.S. federal tax purposes, such treatment could result in a reduction in the value of the Fund’s investment in such MLP.

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Preferred Securities Risk—Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.
Prepayment Risk—Certain debt instruments, including loans and mortgage- and other asset-backed securities, are subject to the risk that payments on principal may occur more quickly or earlier than expected (or an investment is converted or redeemed prior to maturity).  In this event, the Fund might be forced to forego future interest income on the principal repaid early and to reinvest income or proceeds at generally lower interest rates, thus reducing the Fund’s yield.  These types of investments are particularly subject to prepayment risk, and offer less potential for gains, during periods of declining interest rates (or narrower spreads) as issuers of higher interest rate debt instruments pay off debts earlier than expected.  In addition, a Fund may lose any premiums paid to acquire the investment. Other factors, such as excess cash flows, may also contribute to prepayment risk.   Thus, changes in interest rates may cause volatility in the value of and income received from these types of debt instruments.
Variable or floating rate investments may be less vulnerable to prepayment risk.  Most floating rate loans (such as syndicated bank loans) and fixed-income securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a floating rate loan or security to increase in response to interest rate declines is limited. Corporate loans or fixed-income securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan or security. Prepayments could also result in tax liability in certain instances.
Real Estate Securities Risk—The Fund may invest in securities of real estate companies and companies related to the real estate industry, including real estate investment trusts (“REITs”), which are subject to the same risks as direct investments in real estate. These risks include: losses from casualty or condemnation, changes in local and general economic conditions, changes in real estate values and rental income, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. In addition, the real estate industry has historically been cyclical and particularly sensitive to economic downturns. The value of a REIT can depend on the structure of and cash flow generated by the REIT. A REIT may invest in a limited number of properties, a narrow geographic area, or a single type of property, which may increase the risk that the Fund could be unfavorably affected by the poor performance of a single investment or investment type. A REIT may be more volatile and/or less liquid than other types of equity securities.
Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of expenses paid by each REIT in which it invests. REITs are also subject to unique tax requirements which, if not met, could adversely affect dividend payments. In the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Regulatory and Legal Risk—The Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which a Fund invests and a Fund's investment strategies and performance.
Risk-Linked Securities Risk—Risk-linked securities ("RLS"), often referred to as event-linked bonds or catastrophe or insurance-linked bonds, are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other physical or weather-related phenomenon causing physical or economic loss. The trigger event's magnitude may, for some bonds, be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If the trigger event occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in the RLS. Some RLS have features that delay the return of capital upon the

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occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to the risk of a triggering event, RLS are subject to other risks, including credit risk, adverse changes in regulatory or jurisdictional interpretations, adverse tax consequences and foreign exchange risk.
Sovereign Debt Risk—Investments in sovereign debt securities, such as foreign government debt or foreign treasury bills, involve special risks, including the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government debtor's policy towards the International Monetary Fund or international lenders, the political constraints to which the debtor may be subject and other political considerations. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of sovereign debt securities held by the Fund. The governmental authority that controls the repayment of sovereign debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited or no legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself. For example, there may be no bankruptcy or similar proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the debtor, which may impair the debtor’s ability to service its debts on a timely basis. As a holder of sovereign debt, the Fund may be requested to participate in the restructuring of such sovereign indebtedness, including the rescheduling of payments and the extension of further loans to debtors, which may adversely affect the Fund. There can be no assurance that such restructuring will result in the repayment of all or part of the debt. Sovereign debt risk is increased for emerging market issuers and certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.
Special Situation Investments/Securities in Default Risk—Investments in the securities and debt of distressed issuers or issuers in default ("Special Situation Investments") involve a far greater level of risk than investing in issuers whose debt obligations are being met and whose debt trades at or close to its “par” or full value. While offering an opportunity for capital appreciation, Special Situation Investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full and/or on time. Special Situation Investments can be very difficult to properly value, making them susceptible to a high degree of price volatility and potentially rendering them less liquid than performing debt obligations. Those Special Situation Investments involved in a bankruptcy proceeding can be subject to a high degree of uncertainty with regard to both the timing and the amount of the ultimate settlement. Special Situation Investments may also include debtor-in-possession financing, sub-performing real estate loans and mortgages, privately placed senior, mezzanine, subordinated and junior debt, letters of credit, trade claims, convertible bonds, and preferred and common stocks.
Tax Risk—The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions, the effect of which may be to, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) to produce gross income that will not be considered qualifying gross income under the gross income requirements that must be met for the Fund to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Although the Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, there can be no assurance that the Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
With respect to the Fund’s investments in MLPs classified as partnerships and treated as qualified publicly traded partnerships (“QPTPs”) for U.S. federal income tax purposes, QPTPs are not subject to any U.S. federal income tax at the partnership level. However, an MLP may be subject to state or local taxation in certain jurisdictions, which will

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have the effect of reducing the amount of income paid by the MLP to its investors, Moreover, a change in current tax law, or a change in the underlying business of a given QPTP, could result in a QPTP being treated as a corporation for U.S. federal income tax purposes, which would result in such QPTP being required to pay U.S. federal income tax on its taxable income, and its distributions being treated as dividends to the extent of earnings and profits, thereby reducing the value of the Fund’s MLP investments.
In addition, all or a portion of a distribution received by the Fund as the holder of an MLP interest may be treated as a return of capital, which would reduce the Fund’s adjusted tax basis in the interests of the MLP, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, the tax treatment of income, gains and losses attributable to certain securities and derivatives transactions engaged in by the Fund, such as transactions in MLP interests, as well as various other special tax rules applicable to certain financial transactions and financial instruments could affect the amount, timing and character of the Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions, and may possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Dividends and Taxes,” below.
The SAI describes the Fund’s principal investment risks in more detail and also describes other risks applicable to the Fund. Additional risks of the Fund include the following:
Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities, are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Cyber Security and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Fund’s or its service providers’ operations. A cyber incident could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs.
Investments by Investing Funds and Other Large Shareholders—Shares of the Fund are offered as an investment to certain other investment companies, large retirement plans and other large investors. The Fund is subject to the risk

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that a large investor can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, the Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund's performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Fund may also experience adverse tax consequences as a result of a large shareholder transaction. Under certain circumstances, the Fund may also experience frequent large shareholder transactions.
Securities Lending Risk—Securities lending involves the lending of portfolio securities owned by the Fund to qualified borrowers, including broker-dealers and financial institutions. Therefore, loans of securities involve the risk that the borrower may fail to return the securities or deliver the proper amount of collateral, which may result in a loss to the Fund. In addition, in the event of bankruptcy of the borrower, the Fund could experience losses or delays in recovering the loaned securities. In some cases, these risks may be mitigated by an indemnification provided by the Fund’s lending agent. When lending portfolio securities, the Fund initially will require the borrower to provide the Fund with collateral, most commonly cash, which the Fund will invest. Although the Fund invests this collateral in a conservative manner, it is possible that it could lose money from such an investment or fail to earn sufficient income from its investment to cover the fee or rebate that it has agreed to pay the borrower.
Principal Risks of Underlying Funds

In addition to the Fund's principal and non-principal risks described above, the Fund is subject to the principal risks of the underlying funds in which the Fund invests. The Fund's exposure to these risks will change based on the amount of the Fund's assets allocated to the applicable underlying fund(s), which may vary significantly from time to time (or be zero at any time). Below is a summary of the principal risks of the underlying funds in which the Fund expects to invest principally as of the date of this Prospectus.
Collateralized Loan Obligations and Collateralized Debt Obligations Risk—Collateralized loan obligations (“CLOs”) bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As they are backed by pools of loans, CLOs also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. A fund’s investment in CLOs may decrease in market value when the CLO experiences loan defaults or credit impairment, the disappearance of a subordinate tranche, or market anticipation of defaults and investor aversion to CLO securities as a class.
Collateralized debt obligations (“CDOs”) are structured similarly to CLOs and bear the same risks as CLOs including interest rate risk, credit risk and default risk. CDOs are subject to additional risks because they are backed by pools of assets other than loans including securities (such as other asset-backed securities), synthetic instruments or bonds and may be highly leveraged. Like CLOs, losses incurred by a CDO are borne first by holders of subordinate tranches. Accordingly, the risks of CDOs depend largely on the type of underlying collateral and the tranche of CDOs in which a fund invests. For example, CDOs that obtain their exposure through synthetic investments entail the risks associated with derivative instruments.
Commercial Paper Risk—The value of a fund’s investment in commercial paper, which is an unsecured promissory note that generally has a maturity date between one and 270 days and is issued by a U.S. or foreign entity, is susceptible to changes in the issuer’s financial condition or credit quality. Investments in commercial paper are usually discounted from their value at maturity. Commercial paper can be fixed-rate or variable rate and can be adversely affected by changes in interest rates.
Concentration Risk—If a fund concentrates in an industry or group of industries, the fund’s investments will be concentrated accordingly. In such event, the value of the fund’s shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted.

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The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.
Currency Risk—Indirect and direct exposure to foreign currencies subjects a fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad. When a fund seeks exposure to foreign currencies through foreign currency contracts and related transactions, the fund becomes particularly susceptible to foreign currency value fluctuations, which may be sudden and significant, and investment decisions tied to currency markets. In addition, these investments are subject to the risks associated with derivatives and hedging and the impact on a fund of fluctuations in the value of currencies may be magnified.
Depositary Receipt Risk—A fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts or shares may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.
Dollar Roll Transaction Risk—A fund may enter into dollar roll transactions, in which the fund sells a mortgage-backed or other security for settlement on one date and buys back a substantially similar security for settlement at a later date. Dollar rolls involve a risk of loss if the market value of the securities that the fund is committed to buy declines below the price of the securities the fund has sold.
Exchange-Traded Notes Risk—The value of an exchange-traded note ("ETN") may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying investments, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced investments. A fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If a fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk (which includes the risk that the issuer may fail).
Geographic Focus Risk—Asia. Because a fund may focus its investments in Asia, the fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Asia. As a result, the fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Geographic Focus Risk—Europe. Because a fund may focus its investments in Europe, the fund’s performance may be particularly susceptible to adverse social, political and economic conditions or events within Europe. As a result, the fund’s performance may be more volatile than the performance of a more geographically diversified fund.
Hedging Risk—The Fund may, but is not required to, engage in various investments or transactions that are designed to hedge a position that the Fund holds.  There can be no assurance that the Fund’s hedging investments or transactions will be effective.  Hedging investments or transactions involve costs and may reduce gains or result in losses, which may adversely affect the Fund.
Industrials Sector Risk—The industrials sector may be adversely affected by supply and demand for products and services, product obsolescence, claims for environmental damage and product liability, imposition of import controls and general economic conditions, among other factors. A fund may be adversely affected by events or developments negatively impacting the industrials sector or issuers within the industrials sector.
Leverage Risk—A fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the fund to be more volatile and riskier than if it had not been leveraged.
Municipal Securities Risk—Municipal securities are subject to a variety of risks, including credit, interest, prepayment, liquidity, and valuation risks. In addition, municipal securities can be adversely affected by (i) unfavorable legislative, political or other developments or events, including natural disasters, and (ii) changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. To the extent a Fund invests a substantial portion of its assets in securities issued by a particular state or municipality, the Fund will be particularly sensitive to developments and events adversely affecting such issuer.

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Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance or the ability to meet fund redemption requests.
Real Estate Investments Risk—A fund may invest in securities of real estate companies and companies related to the real estate industry, which are subject to the same risks as direct investments in real estate. These risks include, among others: changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; changes in the real estate values and interest rates; and the generation of sufficient income. Real estate companies tend to have micro-, small- or mid-capitalization, making their securities more volatile and less liquid than those of companies with larger-capitalizations. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. These risks are especially applicable in conditions of declining real estate values, such as those experienced during 2007 through 2009.
REIT Risk—In addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain provisions under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and a fund and its shareholders will incur its pro rata share of the underlying expenses.
Repurchase Agreement and Reverse Repurchase Agreement Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to a fund or, in the case of a reverse repurchase agreement, the securities sold by a fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If a fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the fund’s yield.
Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to a fund.
Sector Emphasis Risk-Financial Sector Risk—The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements. The Fund may be adversely affected by events or developments negatively impacting the financial sector or issuers within the financial sector, including banks.
Sector Emphasis Risk-Technology Stocks Risk—Stocks of companies involved in the technology sector, including information technology companies, may be very volatile. The Fund may be adversely affected by events or developments negatively impacting the technology sector or issuers within the technology sector.
Short Sale Risk—Short selling a security involves selling a borrowed security with the expectation that the value of that security will decline so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect a fund’s ability to engage in short selling.
To Be Announced (“TBA”) Transactions Risk—A fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date. Recently finalized FINRA rules include mandatory margin requirements that will require funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the funds' TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the funds and impose added operational complexity.
U.S. Government Securities Risk—U.S. government securities may or may not be backed by the full faith and credit of the U.S. government. U.S. government securities are subject to the risks associated with fixed-income and debt securities, particularly interest rate risk and credit risk.

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When Issued, Forward Commitment and Delayed-Delivery Transactions Risk—When-issued, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.
Zero Coupon and Payment-In-Kind Securities Risk—Zero coupon and payment-in-kind securities pay no cash interest income and usually are sold at substantial discounts from their value at maturity. Zero coupon and payment-in-kind securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities, which make current cash-pay interest payments.
Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's underlying portfolio securities is available in the SAI.
Investment Manager

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners,” “Guggenheim Investments” or “Investment Manager”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, is the investment manager to the Fund. On September 30, 2018, the aggregate assets under the investment management and supervision of Guggenheim Partners were approximately $192.4 billion.
The Investment Manager makes investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund’s investment program.
MANAGEMENT FEES
The following chart shows the contractual investment management fees to be paid by the Fund.

Contractual Management Fees (expressed as a percentage of average net assets)
Guggenheim Diversified Income Fund	0.75%
The Investment Manager has contractually agreed through February 1, 2020 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to an annual percentage of average daily net assets for Class R6 shares to 1.05%. The Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund for certain fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The Investment Manager may only recoup such reimbursement when the Operating Expenses for the Fund or class do not exceed the then-applicable expense cap.
The Investment Manager has also contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
Each contractual waiver and/or expense reimbursement agreement will expire when it reaches its termination, or when the Investment Manager ceases to serve as such and it may be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.
In addition to any contractual waivers and expense reimbursements, the Investment Manager may waive some or all of its management fee to limit the total operating expenses of the Fund to a specified level. The Investment Manager also may reimburse expenses of the Fund from time to time to help it maintain competitive expense ratios. These arrangements may be voluntary, in which case they may be terminated at any time. The Fund’s fees without reflecting voluntary waivers or reimbursements are shown in the fee tables in the Fund’s summary section.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract is available in the Fund's annual report for the fiscal period ended September 30, 2018.

PORTFOLIO MANAGERS
The biographies of the Portfolio Managers of the Fund are as follows:
Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (January 2016). Mr. Sharaff joined Guggenheim in May 2009 and is the Assistant Chief Investment Officer, Equities. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA

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Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.
Jayson B. Flowers, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (January 2016). Mr. Flowers joined Guggenheim Partners in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies where he manages the portfolios, risk, and trading across the Equity, Derivatives, Managed Futures, and Commodity Strategies. Mr. Flowers has close to 20 years’ experience in the financial markets with a focused concentration in portfolio management, risk management and trade execution across various sectors of the capital structure. His investment experience ranges in expertise from Managing Portfolios and Risk on Structured Product Investments, Global Equity Arbitrage, Alternatives, and Asset Backed Strategies, to Trading U.S. Government Agencies, Foreign Sovereign Debt, Commodities, Managed Futures, Currencies, and Derivatives. Prior to Guggenheim, Mr. Flowers was a founding partner of Adventure Capital, a Venture Capital and Merchant Banking company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.
Patrick Mitchell, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (January 2016). Mr. Mitchell joined Guggenheim in 2009 and serves as the Senior Advisor to the Global Chief Investment Officer. With more than 35 years of experience in portfolio management, commercial banking, and credit analysis, Mr. Mitchell assists the Global CIO in all aspects of the investment business including portfolio performance, risk management and business development. He works directly with equity team to streamline investment processes and collaborate on shared fundamental research to enhance risk-adjusted returns. He is a member of the Portfolio Construction Group. Mr. Mitchell spent 13 years with three large west coast financial institutions, where he held a variety of senior positions including commercial lending officer, Comptroller, Treasurer and Asset/Liability Manager. Mr. Mitchell was with the California State Teachers’ Retirement System, the 2nd largest Retirement System in the U.S., from 1988 to 2000 were he was the Director of Fixed Income, Director of Public Assets and Chief Investment Officer. From 2000 to 2008, Mr. Mitchell was a Managing Director at Metropolitan West Financial and Chief Investment Officer at Maple Stone Capital specializing in the valuation and management of high yield bonds, bank loans and special situations. Mr. Mitchell is the Investment Committee Chairman for the University of Idaho’s Foundation and is a Fellow on the Milken Institute's Emerging Domestic Markets and Financial Innovations Group. He holds a B.S. in Business from the University of Idaho and an MBA from Idaho State University.
The SAI provides information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

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CONFLICTS OF INTEREST
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Manager and their affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and Investment Manager (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.
Sub-Advisers

Although the Fund is not currently sub-advised, the Investment Manager and the Fund have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund’s Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. The Investment Manager would provide the following oversight and evaluation services if the Fund uses a sub-adviser:

•	Performing initial due diligence on prospective sub-advisers for the Fund;

•	Monitoring the performance of the sub-advisers;

•	Communicating performance expectations to the sub-advisers; and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.
The Investment Manager does not expect to recommend frequent changes of any future sub-advisers. Although the Investment Manager will monitor the performance of any sub-advisers, there is no certainty that a sub-adviser or the Fund will obtain favorable results at any given time.
Buying, Selling and Exchanging Fund Shares

Class R6 shares are offered primarily through qualified retirement and benefit plans.  Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries.
Eligible investors for Class R6 shares include the following:

•
Retirement and Benefit Plans that have plan-level or omnibus accounts held on the books of the Fund and do not collect service or record keeping fees from the Fund, with no minimum initial investment requirement;

•
Plans or platforms sponsored by a financial intermediary whereby shares are held on the books of the Fund through omnibus accounts, either at the plan or platform level or the level of the plan administrator, and where an unaffiliated third party intermediary provides administrative, distribution and/or other support services to the plan or platform and do not charge the Fund service, record keeping or sub-transfer agent fees, with no minimum initial investment requirement;

•
Institutional investors (including endowments and foundations) and other investors deemed appropriate by Guggenheim Investments that hold shares of the Fund through an account held directly with the Fund and not traded through an intermediary, subject to a minimum initial investment amount of $2,000,000; and

•	Investment companies and other accounts managed by Guggenheim Investments and its affiliates, with no minimum initial investment requirement.
Guggenheim Investments may, in its discretion, waive the minimum initial investment amount applicable to eligible institutional investors (including endowments and foundations) and other appropriate investors that hold shares of the Fund through an account held directly with the Fund and not traded through an intermediary.
The investor eligibility requirements and the minimum initial investment for Class R6 shares may be amended from time to time as reflected in the Fund's then-current prospectus and SAI.

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OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions—buy, sell or exchange shares of the Fund. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.
TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•
Any application that is sent to MUFG Investor Services (the "Transfer Agent") does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). The Fund’s NAV generally is calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—the Fund reserves the right to (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.

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TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund’s Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

Method	Cut-Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.
TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of a share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.
An investor transacting in Class R6 shares may be required to pay a commission to a broker in connection with transactions in Class R6 shares. The Fund makes available other share classes that have different fees and expenses, which are disclosed and described in the prospectus for the applicable share class.
Buying Fund Shares

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order, including those that are in good order, for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s or your financial intermediary's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for Class R6 shares of the Fund is listed in the Fund’s “Fund Summary.”
The Fund is generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when Fund shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for Fund shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account, you may select among first-in-first-out ("FIFO"), last-in-first-out ("LIFO") and highest-cost-in-first-out ("HIFO").
Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, including cost basis methodologies, you should contact your financial intermediary directly.

PROSPECTUS | 34

Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
For additional discussion of the average cost method, see “Redemption Procedures.”
PURCHASE PROCEDURES
The Fund offers you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.
Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.
You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases

Complete the account application that corresponds to the type of account you are opening.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:

•Your name

•Your shareholder account number

•The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

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	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.

Contact Client Services at 800.820.0888 to obtain your new account number.

Use the Wire Instructions below to send your wire.

•Make sure to designate the Fund(s) you want to purchase.

•Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.

To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:

•Account Number

•Fund Name

•Amount of Wire

•Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:

U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

Mailing Addresses
	Standard Delivery	Overnight Delivery
BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (MAIL)

BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

CANCELED PURCHASE ORDERS
Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.
If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund's NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your canceled order.

PROSPECTUS | 36

Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
The Fund has entered into a joint committed line of credit with other funds managed by the Investment Manager and a syndicate of banks that the Fund may use to pay your redemption proceeds, as described above.
Please refer to the SAI for more information.
The Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.
REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.
If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of the Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.

37 | PROSPECTUS

If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.
DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.
RECEIVING YOUR REDEMPTION PROCEEDS
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. The Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES
Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.
UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

PROSPECTUS | 38

For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.
Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Fund for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund's Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send exchange requests to Guggenheim Investments by:

	Standard Delivery	Overnight Delivery
MAIL	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com
Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).
You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.
DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number

39 | PROSPECTUS

of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Manager will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.
Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.
Customer identification and verification is part of the Fund's overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.
CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.
TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its Transfer Agent are responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but

PROSPECTUS | 40

not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.
STATEMENTS AND CONFIRMATIONS
You will receive a confirmation for every trade you initiate. We will also send you a statement each quarter, and we will post your monthly statement online. You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see "eDelivery Services" below).
Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.
GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776
You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund’s Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.
RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.

41 | PROSPECTUS

An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.
MARKET TIMING/SHORT-TERM TRADING
The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund's investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors. A round trip is a purchase of (or exchange into) the Fund's shares followed or preceded by a redemption (or exchange out of) the Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Fund's policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund.
No restrictions are applied to transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund's group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund's objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.
In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be canceled or revoked by the Fund by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund's access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUND
In addition to the rights expressly set forth in the Prospectus and SAI, the Fund reserves the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Fund or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Fund (or its agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of

PROSPECTUS | 42

governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Fund, the Investment Manager (or its affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS
In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time—generally, three or five years—Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.
Distribution and Shareholder Services

CLASS R6 SHARES
No compensation is paid to broker-dealers or other financial intermediaries from Fund assets on sales of Class R6 shares and for related services. Class R6 shares do not carry sales commissions or pay 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of Class R6 shares of the Fund or for shareholder services.
COMPENSATION TO DEALERS
The Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Fund's expense table in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Fund. The level of payments made to dealers will generally vary, but may be significant. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.
Shareholder Services

SYSTEMATIC WITHDRAWAL PLAN
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.
EXCHANGE PRIVILEGE
Shareholders of the Fund may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general,

43 | PROSPECTUS

the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.
Class R6 shares of the Fund may be exchanged only for Class R6 shares of another available Fund.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. The Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.

Dividends and Taxes

The Fund declares dividends from its investment income monthly. The Fund pays its shareholders dividends from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of the Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.
DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your elections.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to

PROSPECTUS | 44

reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.
TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you regardless whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. Based on the investment strategies of the Fund, the Fund is not expected to derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.
Tax-deferred retirement accounts generally do not incur a tax liability with respect to the Fund's dividends and other distributions unless you are taking a distribution or making a withdrawal.
Your share of interest earned by the Fund from bonds and other debt securities will be taxed at ordinary income rates. The Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of the Fund’s net short-term capital gains generally will be taxed at ordinary income rates. The Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.
TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.
MEDICARE TAX
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

45 | PROSPECTUS

BACK-UP WITHHOLDING
The Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.
FOREIGN TAXES
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.
FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
COST BASIS
The Fund (or its administrative agents) or, for a shareholder that purchased Fund shares through a financial intermediary, the financial intermediary, is generally required to report to the IRS and furnish to Fund shareholders cost basis and holding period information upon a redemption of Fund shares.
The Fund will permit Fund shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the SAI for additional tax information.
Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. The Fund calculates its NAV by:

•	Taking the current market value of its total assets;

•	Subtracting any liabilities; and

•	Dividing that amount by the total number of shares owned by shareholders.
The Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled), such as on days in advance of holidays generally observed by the NYSE, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. For more information, or to obtain the Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website-www.guggenheiminvestments.com.
When calculating the NAV, the Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued under the Fund's valuation procedures, the Fund will fair value those securities and assets.

PROSPECTUS | 46

Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.
With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares and, therefore, the value of portfolio securities of the Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Fund's holdings can be found in the SAI and the Fund's shareholder reports.
General Information

SHAREHOLDER INQUIRIES
Shareholders who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Manager or other parties who provide services to the Fund.

The Fund offers other classes of shares not included in this prospectus that have different expense levels, performance history and eligibility requirements from the share classes offered in this prospectus.  You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. As such, the share class you or your intermediary select may have higher fees and/or sales charges than other classes of shares available through other financial intermediaries. Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things,

47 | PROSPECTUS

the type of investor account and the policies, procedures and practices adopted by your financial intermediary. For more information, please contact your financial intermediary, visit the Fund's website at www.guggenheiminvestments.com or call Guggenheim Investments at 800.820.0888.

PROSPECTUS | 48

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance since its commencement. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s 2018 Annual Report and incorporated by reference in the SAI. The 2018 Annual Report is available upon request.
Because Class R6 shares had not commenced operations as of the fiscal year ended September 30, 2018, financial highlights are presented for Institutional Class shares of the Fund. Annual returns would differ only to the extent that Class R6 and Institutional Class shares have different expenses.

PROSPECTUS | 49

Financial Highlights

Guggenheim Diversified Income Fund
This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.59	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.98	1.03	.79
Net gain (loss) on investments (realized and unrealized)	(.70)	.89	2.04
Total from investment operations	.28	1.92	2.83
Less distributions from:
Net investment income	(.96)	(1.00)	(.72)
Net realized gains	(.19)	(.44)	—
Total distributions	(1.15)	(1.44)	(.72)
Net asset value, end of period	$26.72	$27.59	$27.11

Total Return	1.06%	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,757	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.62%	3.78%	4.57%
Total expenses[c]	4.42%	3.83%	2.93%
Net expensesd,[d,e,f]	0.60%	0.59%	0.54%
Portfolio turnover rate	37%	44%	83%

[a]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

[d]	Net expense information reflects the expense ratios after expense waivers.

[e]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16
Institutional Class	0.59%	0.57%	0.54%

[f]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
Institutional Class	—	0.16%

PROSPECTUS | 50

For More Information

By Telephone—Call 800.820.0888.
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600
Rockville, MD 20850
On the Internet—Reports and other information about the Fund can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Fund (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT
Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION
The SAI, which includes additional information about the Fund, is available and the Fund's annual or semi-annual reports will be available, without charge, upon request by calling the Fund's toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard., Suite 600, Rockville, Maryland 20850, or by calling the Fund's toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.

The Fund’s Investment Company Act file number is listed below:
Guggenheim Funds Trust	811-01136
• Guggenheim Diversified Income Fund
Family of Funds, for disclosure purposes in this Prospectus, include-series of Guggenheim Funds Trust: Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Floating Rate Strategies Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Large Cap Value Fund, Guggenheim Limited Duration Fund, Guggenheim Macro Opportunities Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Municipal Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus—Large Core Fund, Guggenheim StylePlus—Mid Growth Fund, Guggenheim Total Return Bond Fund, Guggenheim Ultra Short Duration Fund and Guggenheim World Equity Income Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

PROSPECTUS | 51

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com

Mutual Funds	|	Equity	|	1.31.2019

Guggenheim Funds Prospectus January 31, 2019, as supplemented February 4, 2019 Class A, Class C and Institutional

Ticker Symbol			Fund Name
Class A*	Class C*	Institutional
GFCAX	GFCCX	GFCIX	Guggenheim Capital Stewardship Fund

* Class A and Class C shares of the Fund are not currently offered for sale.

The U.S. Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. At any time, you may elect to receive reports and other communications from the Fund electronically by calling 800.820.0888 or going to guggenheiminvestments.com/myaccount or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of the Fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of the Fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

PRO-CSF-0219x0120	guggenheiminvestments.com

FUND SUMMARY

i

* The Fund’s shares are not currently available for investment by new investors, subject to exceptions as may be granted in the discretion of the Fund from time to time.

ii

Guggenheim Capital Stewardship Fund

INVESTMENT OBJECTIVE
The Guggenheim Capital Stewardship Fund (the “Fund”) seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Family of Funds, as defined on page 44 of the Fund’s prospectus. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and in the “Sales Charges—Class A Shares” section on page 24 of the Fund’s prospectus and the “How to Purchase Shares” section on page 52 of the Fund’s Statement of Additional Information.

	Class A	Class C	Institutional
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None*	1.00%**	None

*	A 1.00% deferred sales charge will normally be imposed on purchases of $1,000,000 or more on Fund shares purchased without an initial sales charge that are redeemed within 12 months of purchase.
**	A 1.00% deferred sales charge will be imposed if Fund shares are redeemed within 12 months of purchase.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses[1]	0.15%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.30%	2.05%	1.05%

[1]	Amounts are based on estimated amounts for a full fiscal year for Class A and Class C shares.

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Institutional
		Redeemed	Not Redeemed
1 Year	$601	$308	$208	$107
3 Years	$868	$643	$643	$334
5 Years	$1,154	$1,103	$1,103	$579
10 Years	$1,968	$2,379	$2,379	$1,283

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 164% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund pursues its investment objective, under normal market conditions, by primarily investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. The Fund may also invest in pooled investment vehicles to gain exposure to equity securities and, while the Fund generally does not intend to normally hold a significant portion of its assets in derivatives, the Fund may invest in derivatives, consisting of forwards, options, swaps and futures contracts (some of these instruments may be traded on the over-the-counter markets), in order to maintain exposure to the equity market at times when it is not able to purchase the corresponding securities directly, or when it believes that it is more appropriate to use derivatives to obtain the desired exposure to the underlying assets. Equity securities in which the Fund may invest include common stocks, preferred stocks, stock warrants and rights, and convertible securities. Pooled investment vehicles in which the Fund may invest include exchange-traded funds (“ETFs”) and other mutual funds.

The Fund may invest in any number of issuers of any size, including small-capitalization issuers. In addition, the Fund may invest in non-U.S. investments, including issuers in emerging markets and may purchase depositary receipts. The Fund is actively managed and may trade without regard to the length of time an investment has been owned by the Fund, which may result in higher portfolio turnover.

The Fund primarily invests in companies that have implemented “multi-stakeholder management systems.” Multi-stakeholder management systems seek to create durable long-term value for shareholders by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners and communities in which a company does business. Guggenheim Partners Investment Management, LLC, the Fund’s Investment Manager (the “Investment Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities; and (5) community engagement. After the Sub-Adviser identifies the initial universe of companies, the Investment Manager then uses its proprietary quantitative models approved by the Sub-Adviser to create a list of securities, which are comprised of securities issued by the companies identified by the Sub-Adviser. The Sub-Adviser then reviews the list of securities provided by the Investment Manager and will create and provide the Investment Manager with securities to be purchased by the Fund. The Investment Manager retains the responsibility for executing the trades instructed by the Sub-Adviser based on the Fund’s investment policies and limitations.

The Sub-Adviser may instruct the Investment Manager to sell a security for several reasons including, but not limited to, the following: (1) the company no longer meets the Sub-Adviser’s standards for a strong multi-stakeholder management system; (2) to meet redemption requests; and (3) if the Sub-Adviser believes doing so is in the Fund’s interest.

Under adverse, unstable or abnormal market conditions, the Fund could invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. The principal risks of investing in the Fund are summarized below.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Counterparty Credit Risk—The Fund makes investments in financial instruments and over-the-counter ("OTC")-traded derivatives involving counterparties to gain exposure to a particular group of securities, index, asset class or other reference asset without actually purchasing those securities or investments, to hedge a position, or for other investment purposes. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise to meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, the value of your shares in the Fund will decrease.

Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Derivatives Risk — Derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the portfolio managers are incorrect about their expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments. Some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the OTC market. OTC derivatives are subject to heightened credit, liquidity and valuation risks. Certain risks also are specific to the derivatives in which the Fund invests.

Swap Agreements Risk—Swap agreements are contracts among the Fund and a counterparty to exchange the return of the pre-determined underlying investment (such as the rate of return of the underlying index). Swap agreements may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be exchange-traded through a futures commission merchant and/or cleared through a clearinghouse that serves as a central counterparty. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due in part to the fact they could be considered illiquid and many swaps trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory exchange-trading and central clearing. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Futures are also subject to leverage risks and to liquidity risk.
Options Risk—Options or options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the portfolio managers' ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of positions that can be held or controlled by the Fund or its Investment Manager or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk.

Emerging Markets Risk — Investments in or exposure to emerging markets are generally subject to a greater level of those risks associated with investing in or being exposed to developed foreign markets, as emerging markets are considered to be less developed than developing countries. Furthermore, investments in or exposure to emerging markets are generally subject to additional risks, including the risks associated with trading in smaller markets, lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Equity Securities Risk — Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities and Currency Risk —Foreign securities carry unique or additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity and more volatility, limited legal recourse and higher transactional costs. The Fund may hold the securities of non-U.S. companies in the form of ADRs. The underlying securities of the ADRs in the Fund's portfolio are subject to risks common to foreign securities as well as fluctuations in foreign currency exchange rates that may affect the value of the Fund's portfolio. In addition, the value of the securities underlying the ADRs may change materially when the U.S. markets are not open for trading.

Growth Stocks Risk—Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company.

Investment in Investment Vehicles Risk — Investing in other investment vehicles, including, ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses, which will reduce the Fund’s performance. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF's shares may trade at a discount or premium relative to the net asset value of the shares and the listing exchange may halt trading of the ETF's shares.

Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

Liquidity and Valuation Risk—It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment. Valuation of portfolio investments may be difficult, such as during periods of market turmoil or reduced liquidity, and for investments that may, for example, trade infrequently or irregularly. In these and other circumstances, an investment may be valued using fair value methodologies, which are inherently subjective, reflect good faith judgments based on available information and may not accurately estimate the price at which the Fund could sell the investment at that time.

Management Risk — The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active and frequent trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active and frequent trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active and frequent trading may also result in adverse tax consequences.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, a Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Regulatory and Legal Risk — U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value and may be subject to increased volatility if conditions adversely affect that sector.  Further, issuers in a sector can react similarly to market, economic, political, regulatory, geopolitical, and other conditions.

Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than mid- or large- capitalization companies.

Sub-Adviser’s Proprietary Research Methodology Risk –There can be no assurance that the Sub-Adviser’s research methodology will prove to be effective in identifying favorable investment opportunities for the Fund.

Value Stocks Risk—Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.

PERFORMANCE INFORMATION

The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Class share calendar year performance from year to year and average annual returns for the one, five and ten year or since inception periods (if shorter), as applicable, for the Fund’s Institutional Class shares compared to those of a broad measure of market performance. As of the date of the Prospectus, the Fund’s Class A and Class C shares had not yet commenced operations. Accordingly, no performance is shown for such classes. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarter Return Q4 2017 7.92%	Lowest Quarter Return Q4 2018 -13.72%
AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2018)
After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	Inception	1 Year	Since Inception
Institutional Class	9/26/2014
Return Before Taxes		-6.86%	5.71%
Return After Taxes on Distributions		-11.15%	2.94%
Return After Taxes on Distributions and Sale of Fund Shares		-3.56%	3.31%
Index
S&P 500 Index		-4.38%	7.85%

MANAGEMENT OF THE FUND
Guggenheim Partners Investment Management, LLC (“Guggenheim Investments” or the “Investment Manager”), serves as the investment manager of the Fund. Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”) serves as the sub-adviser of the Fund. Jayson B. Flowers, Farhan Sharaff, Qi Yan and Peter Derby are portfolio managers of the Fund. Messrs. Flowers, Sharaff and Yan hold the titles of Senior Managing Director and Portfolio Manager; Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager; and Managing Director and Portfolio Manager, respectively, with the Investment Manager. Messrs. Flowers and Yan are primarily responsible for the day-to-day management of the Fund. Messrs. Flowers and Sharaff have co-managed the Fund since the Fund's inception (September 2014). Mr. Yan has co-managed the Fund since 2017. Mr. Derby holds the title of Portfolio Manager with the Sub-Adviser and has co-managed the Fund since the Fund's inception (September 2014).

PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem Fund shares through your broker/dealer, other financial intermediary that has an agreement with Guggenheim Funds Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.

The Institutional Class minimum initial investment is $2 million, although the Investment Manager may waive this requirement at its discretion. The Institutional Class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days' notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Institutional Class shares of the Fund will be redeemed at net asset value on the day the account is closed.

TAX INFORMATION
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Fund shares through a broker/dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Additional Information Regarding Investment Objective and Strategies

The Board of Trustees of the Fund may change the Fund’s investment objective and strategies at any time without shareholder approval. The Fund will provide written notice to shareholders prior to, or concurrent with, any such change as required by applicable law. As with any investment, there can be no guarantee the Fund will achieve its investment objective.

The Fund may, from time to time and in the discretion of the Investment Manager , take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse or unstable market, economic, political, or other conditions or abnormal circumstances, such as large cash inflows or anticipated large redemptions. For example, the Fund may invest some or all of its assets in cash, derivatives, fixed-income instruments, government bonds, money market instruments, repurchase agreements or securities of other investment companies including money market funds. The Fund may be unable to pursue or achieve its investment objective during that time and temporary investments could reduce the benefit to the Fund from any upswing in the market.

The Fund’s holdings of certain types of investments cannot exceed a maximum percentage of net assets. Percentage limitations are set forth in this Prospectus and/or the Statement of Additional Information (“SAI”). While the percentage limitations provide a useful level of detail about the Fund’s investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return or risk profile in relation to the performance of the Fund’s other investments. The Portfolio Managers of the Fund have considerable leeway in choosing investment strategies and selecting securities investment vehicles and other types of instruments the Portfolio Managers believe will help the Fund achieve its objective. In seeking to meet its investment objective or to adapt to changing economic or market environments , the Fund may invest in any type of security or instrument whose investment characteristics are considered by the Portfolio Managers to be consistent with the Fund’s investment program , including some that may not be listed in this Prospectus . Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or Sub-Adviser acts as investment adviser or sub-adviser, including mutual funds with names, investment objectives and policies similar to the Fund. Also, investment strategies and types of investments will evolve over time, sometimes without prior notice to shareholders.
The Fund’s investment policies, limitations and other guidelines typically apply at the time an investment is made.  As a result, the Fund generally may continue to hold positions that met a particular investment policy or limitation at the time the investment was made but subsequently do not meet the investment policy or limitation.

The Fund is subject to certain investment policy limitations referred to as “fundamental policies.” The full text of the Fund’s fundamental policies is included in the SAI.

Descriptions of Principal Risks

An investment or type of security specifically identified in this Prospectus generally reflects a principal investment for the Fund. The Fund also may invest in or use certain other types of investments and investing techniques that are described in the SAI. An investment or type of security only identified in the SAI typically is treated as a non-principal investment. Additional information on the principal risks of the Fund is set forth below. Although the Fund will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. The Fund may engage in active and frequent trading of portfolio securities. A high turnover rate may increase transaction costs, which decreases the value of investments and may result in additional taxable gains (including short term gains) for the Fund.

Investors should note that the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a class of shares, or to cease operations and liquidate at any time. In addition, portfolio managers can change at any time, the investment manager can be replaced, and an investment sub-adviser can be appointed to manage the Fund.

Convertible Securities Risk—Convertible securities, debt or preferred equity securities convertible into, or exchangeable for, equity securities are generally preferred stocks and other securities, including fixed-income securities and warrants that are convertible into or exercisable for common stock. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree, and are subject to the risks associated with debt and equity securities, including interest rate, market and issuer risks. For example, if market interest rates rise, the value of a convertible security usually falls. Certain convertible securities may combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Convertible securities may be lower-rated securities subject to greater levels of credit risk. A convertible security may be converted before it would otherwise be most appropriate, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.

Counterparty Credit Risk—The Fund may invest in financial instruments and derivatives (including equity index swap agreements) involving counterparties for the purpose of seeking to gain exposure to a particular group of securities, index, asset class or reference asset without actually purchasing those securities or investments, or seeking to hedge a position. Such financial instruments may include, among others, total return, index, interest rate, and credit default swap agreements. The Fund may use counterparty agreements to exchange the returns (or differentials in rates of return) earned or realized in particular predetermined investments or instruments. Through these investments and related arrangements (e.g., prime brokerage or securities lending arrangements or derivatives transactions), the Fund is exposed to credit risks that the counterparty may be unwilling or unable to make timely payments or otherwise meet its contractual obligations. If the counterparty becomes bankrupt or defaults on (or otherwise becomes unable or unwilling to perform) its payment or other obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive or may experience delays in recovering the collateral or other assets held by, or on behalf of, the counterparty. If this occurs, or if exercising contractual rights involves delays or costs for the Fund, the value of your shares in the Fund may decrease.

The Fund bears the risk that counterparties may be adversely affected by legislative or regulatory changes, adverse market conditions, increased competition, and/or wide scale credit losses resulting from financial difficulties of the counterparties' other trading partners or borrowers.

Depositary Receipt Risk —The Fund may hold the equity securities of non-U.S. companies in the form of one or more of the following types of depositary receipts: American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the New York Stock Exchange. Holders of certain depositary receipts may have limited voting rights and may not have the same rights typically afforded to shareholders in the event of a corporate action and may experience difficulty in receiving company stockholder communications. The Fund will primarily invest in sponsored ADRs, which are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. ADS are U.S. dollar-denominated equity shares of a foreign-based company available for purchase on a U.S. national securities exchange. GDRs or IDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. The underlying securities of depositary receipts in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. Generally, when the U.S. Dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer

U.S. Dollars. In addition, because the underlying securities of depositary receipts trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the depositary receipts may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. The Fund’s investment exposure to the underlying foreign securities may involve risks not typically associated with investing in U.S. companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets can be extremely volatile due to increased risks of adverse issuer, political, regulatory, market, or economic developments. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities.

Derivatives Risk—The Fund may invest in derivatives, such as swaps, futures contracts and options contracts and other instruments described in the Fund’s principal investment strategies, to pursue its investment objective and to create economic leverage in the Fund, to seek to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates, currency rates, etc., to seek to change the effective duration of the Fund’s portfolio, to seek to manage certain investment risks, and/or as a substitute for the purchase or sale of securities or currencies. The use of such derivatives may expose the Fund to risks in addition to and greater than those associated with investing directly in the securities underlying those derivatives, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. The use of such derivatives may also expose the Fund to the performance of securities that the Fund does not own. For derivatives traded on an exchange or through a central counterparty, a Fund is subject to the credit risk of the clearing broker or clearinghouse. Certain derivatives are subject to mandatory exchange trading and/or clearing. Central clearing is intended to reduce counterparty credit risk and to increase liquidity but does not make derivatives transactions risk-free. The skills necessary to successfully execute derivatives strategies may be different from those for more traditional portfolio management techniques, and if the portfolio managers are incorrect about their expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited. Use of derivatives may also cause the Fund to be subject to additional regulations, which may generate additional Fund expenses. These practices also entail transactional expenses and may cause the Fund to realize higher amounts of short-term capital gains than if the Fund had not engaged in such transactions. The markets for certain derivative instruments, and those located in foreign countries, are relatively new and still developing, which may expose the Fund to increased counterparty and liquidity risk. Certain risks also are specific to the derivatives in which the Fund invests.

Certain of the derivatives in which the Fund invests are traded (and privately negotiated) in the over-the-counter ("OTC") market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, OTC derivative instruments are often highly customized and tailored to meet the needs of the Fund and its trading counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Swap Agreements Risk —Swap agreements are contracts for periods ranging from one day to more than one year and may be negotiated bilaterally and traded OTC between two parties or, in some instances, must be transacted through a futures commission merchant or swap execution facility and cleared through a clearinghouse that serves as a central counterparty. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The Fund may enter into swap agreements, including but not limited to total return swaps, index swaps, interest rate swaps, municipal market data rate locks, and credit default swaps. The Fund may utilize swap agreements in an attempt to gain exposure to certain securities without purchasing those securities which is speculative, or to hedge a position. Risks associated with the use of swap agreements are different from those associated with ordinary portfolio securities transactions, due to the fact they could be considered illiquid and many swaps currently trade on the OTC market. Swaps are particularly subject to counterparty credit, correlation, valuation, liquidity and leveraging risks. Additionally, the Commodity Futures Trading Commission ("CFTC") and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may result in the Fund and its counterparties posting higher margin amounts for OTC swaps.

Certain standardized swaps are subject to mandatory exchange trading and central clearing. Exchange trading and central clearing are expected to reduce counterparty credit risk and increase liquidity but exchange trading and central clearing do not make swap transactions risk-free. The Dodd-Frank Wall Street Reform and Consumer Protection Act, and related regulatory developments require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and U.S. Securities and Exchange Commission ("SEC") have defined as “swaps.” Mandatory exchange-trading and clearing are occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. The Investment Manager will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement (payment of the gain or loss on the contract). Futures are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Futures markets can be highly volatile and the use of futures may increase the volatility of the Fund’s NAV. Exchanges can limit the number of options that can be held or controlled by the Fund or the Investment Manager or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Futures are also subject to leveraging risk and can be subject to liquidity risk.

Options Contracts Risk—The buyer of an option acquires the right, but not the obligation, to buy (a call option) or sell (a put option) a certain quantity of a security (the underlying security) or instrument, including a futures contract or swap, at a certain price up to a specified point in time. The seller or writer of an option is obligated to sell (a call option) or buy (a put option) the underlying instrument. Options are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price and for other reasons such as to manage exposure to changes in interest rates and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration.

Options are subject to correlation risks. The writing and purchase of options is a highly specialized activity as the successful use of options depends on the portfolio managers’ ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of futures options that can be held or controlled by the Fund or the Investment Manager or Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, the Fund is exposed to the risk that buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may also purchase or sell call and put options on a “covered” basis. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are segregated by the Fund’s custodian). As a seller of covered call options, the Fund faces the risk that it will forgo the opportunity to profit from increases in the market value of the security covering the call option during an option’s life.

Hybrid Securities—Hybrid instruments combine the characteristics of securities, futures and options. Typically, a hybrid instrument combines a traditional stock, bond or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied to the price of some security, commodity, currency or securities index, or another interest rate or some other economic factor. Hybrid instruments can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Emerging Markets Risk —The Fund may invest in securities in emerging markets. Investing in securities in emerging markets countries may entail greater risks than investing in securities in developed markets countries globally, such as increased economic, political, regulatory or other uncertainties. These risks include: (i) less social, political and economic stability and potentially more volatile currency exchange rates; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests, and trade barriers; (iv) foreign taxation; (v) the absence of developed legal systems, including structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) lower levels of government regulation and less extensive accounting, financial and other reporting requirements; (vii) high rates of inflation for prolonged periods; and (viii) particular sensitivity to global economic conditions or reliance on international or other forms of aid , including trade, taxation and development policies . Sovereign debt of emerging countries may be in default or present a greater risk of default. Frontier market countries generally have smaller economies and even less developed capital markets than traditional emerging market countries (which themselves have increased investment risk relative to developed market countries) and, as a result, the Fund's exposure to the risks associated with investing in emerging market countries are magnified if the Fund invests in frontier market countries.

Equity Securities Risk — The Fund may invest in equity securities and equity-related securities, which include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities generally fluctuate in value more than other investments. Growth stocks may be more volatile than value stocks. The price of equity securities may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy and other conditions. Price movements in equity securities may result from factors or events affecting individual issuers, industries or the market as a whole, such as changes in economic or political conditions. In addition, equity markets tend to move in cycles that may cause downward price movements over prolonged periods of time. Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. If the prices of the equity securities held by the Fund fall, the value of your investment in the Fund will be adversely affected. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

The Fund’s investment in securities offered through initial public offerings (“IPOs”) may have a magnified performance impact, either positive or negative, on the Fund, particularly if the Fund has a small asset base. There is no guarantee that as the Fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs. The Fund’s investments in IPOs may make it subject to more erratic price movements than the overall equity market.

Foreign Securities and Currency Risk — Investing in foreign investments, including investing in foreign securities through ADRs and GDRs, involves certain special or additional risks, including, but not limited to: (i) unfavorable changes in currency exchange rates; (ii) unfavorable changes in applicable regulations; (iii) adverse political and economic developments; (iv) unreliable or untimely information; (v) limited legal recourse; (vi) limited markets; (vii) higher operational expenses; and (viii) illiquidity. These investments are subject to additional risks, including: differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or other diplomatic developments, which may include the imposition of economic sanctions or other measures by the U.S. or other governments and supranational organizations or changes in trade policies. These risks may even be higher in underdeveloped or emerging markets. The less developed a country's securities market is, the greater the level of risks. The Fund considers a security to be a foreign security if the issuer is organized under the laws of a foreign country or is a foreign government, or a sub-division or agency of such government, or the security is traded in markets outside the United States.

Foreign fixed-income securities may also be negatively affected by rising interest rates, which may cause an increase in funding costs for foreign issuers and make it more difficult for them to service their debt. Rising interest rates, in addition to widening credit spreads, may cause a decline in market liquidity. Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure or other involvement by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most

U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States and the Fund may have limited or no legal recourse with respect to foreign securities. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means the Fund may at times be unable to sell its foreign investments at desirable prices. For the same reason, the Fund may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Fund.

Growth Stocks Risk—Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

Investment in Investment Vehicles Risk —Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) or other index funds and securities of investment companies that are not index-based, including closed-end funds, mutual funds, affiliated short-term funds or exchange-traded funds (“ETFs”) and other investment vehicles. Index-based investments sometimes hold substantially all of their assets in securities representing a specific index. The Fund may use index-based investments (including ETFs designed to track an index) as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity, commodities or fixed-income markets, or a particular sector of such markets, or to seek to avoid losses in declining market conditions. The Fund may invest in index-based investment vehicles for a variety of other reasons, including to obtain exposure to a specific asset class or investment strategy or to seek to enhance return or yield. In addition, an index-based investment vehicle in which the Fund invests may not replicate exactly the composition or performance of the index it seeks to track for a number of reasons, such as operating expenses, transaction costs and imperfect correlation of holdings relative to the index.

The Fund and its shareholders may incur its pro rata share of the expenses of the underlying investment companies or vehicles in which the Fund invests, such as investment advisory and other management expenses, and shareholders will incur the operating expenses of these investment vehicles. In addition, the Fund will be subject to those risks affecting the investment vehicle, including the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally as well as the possibility that the value of the underlying securities held by the investment vehicle could decrease or the portfolio becomes illiquid. Shares of investment vehicles that trade on an exchange may trade at a discount or premium from their net asset value. The purchase of shares of some investment companies (such as closed-end investment companies and ETFs) may require the payment of substantial premiums above the value of such companies' portfolio securities or NAVs.

An underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. The underlying investment vehicles may engage in investment strategies or invest in specific investments in which the Fund would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

The underlying investment companies or other investment vehicles in which the Fund invests are often institutional funds owned by a small number of shareholders and are thus also subject to the risk that shareholders redeem their shares rapidly, which may adversely affect the performance and liquidity of the underlying investment vehicles and the Fund.

An investment by the Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. In addition, an investment in an ETF may be subject to additional risk, including: the ETF's shares may trade at a discount or premium relative to the net asset value of the shares; an active market may not develop for the ETF's shares; the listing exchange may halt trading of the ETF's shares; the ETF may fail to correctly track the referenced asset (if any); and the ETF may hold troubled securities in the referenced index or basket of investments.

Investment by Investing Funds and Other Large Shareholders — Shares of the Fund are offered as an investment to certain large investors. The Fund is subject to the risk that a large investor can purchase or redeem a large percentage of Fund shares at any time. To meet large redemption requests, the Fund may have to hold large uninvested cash positions or sell investments to raise the cash needed to satisfy redemption requests at times when it would not otherwise do so. In turn, the Fund’s performance may suffer and the Fund can incur high turnover, brokerage costs, realize gains or losses at inopportune times, lose money or hold a less liquid portfolio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Fund may also experience adverse tax consequences as a result of a large shareholder transaction.

Large-Capitalization Securities Risk—The Fund may be subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Leverage Risk—The use of derivatives (such as swaps, futures and options), reverse repurchase agreements, unfunded commitments, tender option bonds and borrowings may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Fund. Leveraging may cause the Fund to be more volatile than if it had not been leveraged. To mitigate leveraging risk and otherwise comply with regulatory requirements, the Fund must segregate or earmark liquid assets to meet its obligations under, or otherwise cover, the transactions that may give rise to this risk. Applicable law limits the Fund from borrowing in an amount greater than 33 1/3% of its assets.

The Fund is permitted to borrow money for certain purposes. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on the NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest and other costs that may or may not be recovered by appreciation of the securities purchased.

Liquidity and Valuation Risk — It may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a favorable price. As a result, a Fund may be unable to achieve its desired level of exposure to certain issuers, asset classes or sectors. The capacity of market makers of fixed-income and other debt instruments has not kept pace with the consistent growth in these markets over the past three decades, which has led to reduced levels in the capacity of these market makers to engage in trading and, as a result, dealer inventories of corporate fixed-income, floating rate and certain other debt instruments are at or near historic lows relative to market size. These factors may apply more to high yield and floating rate debt instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to decreased liquidity and increased volatility in the financial markets. As a result, the Fund potentially will be unable to pay redemption proceeds within the allowable time period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions, thereby adversely impacting the Fund. The Fund's ability to sell an instrument under favorable conditions also may be negatively impacted by, among other things, other market participants selling the same or similar instruments at the same time.
To the extent that there is not an established liquid market for instruments in which the Fund invests, or there is a reduced number or capacity of market makers with respect to debt instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity, market turmoil or in the absence of readily available market quotations for particular investments in the Fund’s portfolio, the ability of the Fund to assign an accurate daily value to these investments may be difficult and the Investment Manager may be required to fair value the investments. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with the Fund’s valuation procedures will in fact approximate the price at which the Fund could sell that security at that time (i.e., the sale price could differ, sometimes significantly, from the Fund's last valuation for the security). The Fund (or the Investment Manager) relies on various sources of information to value investments and calculate net asset value. The Fund may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current market data, or otherwise. As a result, the Fund's ability to effectively value investments or calculate net asset value may be adversely affected.
Investors who purchase or redeem shares of the Fund on days when the Fund is holding fair valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair valued the securities or had used a different valuation methodology. These risks may be magnified in a rising interest rate environment and to the extent that the Fund holds a significant percentage of fair valued or otherwise difficult to value securities, it may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” and the Fund's shareholder report. Proportions of the Fund's investments that are fair valued or difficult to value vary from time to time. The Fund’s shareholder reports contain more information about the Fund’s holdings that are fair valued or difficult to value, including values of these holdings as of the dates of the reports. Investors should consider consulting these reports for additional information.

Management Risk —The Fund is subject to management risk because it is an actively managed investment portfolio, which means that investment decisions are made based on investment views. The Investment Manager, Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analysis in making decisions for the Fund, but there is no guarantee that these decisions will produce the desired results or expected returns, causing the Fund to fail to meet its investment objective or underperform its benchmark index or funds with similar investment objectives and strategies. Additionally, legislative, regulatory or tax restrictions, policies or developments may affect the investment techniques available to the Investment Manager, Sub-Adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives. Active and frequent trading that can accompany active management will increase the costs the Fund incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders of the Fund and, as a result, may lower the Fund’s performance.

Market Risk—The value of, or income generated by, the securities held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. The value of certain securities (e.g., equity securities) tends to fluctuate more dramatically over the shorter term than do the value of other asset classes. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions that may be temporary or last for extended periods. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the securities held by the Fund will increase in value along with the broader markets. For example, the value of the Fund's investments in securities or other instruments may be particularly susceptible to changes in commodity prices. As a result, a change in commodity prices may adversely affect the Fund's investments. Volatility of financial markets can expose the Fund to greater market risk, possibly resulting in reduced liquidity. Moreover, changing economic, political, social or financial market conditions in one country or geographic region could adversely affect the market value of the securities held by the Fund in a different country or geographic region because of the increasingly interconnected global economies and financial markets. The Portfolio Managers potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity. Changes or disruptions in market conditions also may lead to increased regulation of the Fund and the instruments in which the Fund may invest, which may, in turn, affect the Fund’s ability to pursue its investment objective and the Fund’s performance. In general, the securities or other instruments in which the Fund’s Portfolio Managers believe represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment or forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in an investment vehicle. This may adversely affect the Fund.
Mid-Capitalization Securities Risk —A Fund may be subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by large, more established companies. Accordingly, it may be difficult for a Fund to sell mid-capitalization securities at a desired time or price. Mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Mid-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than large companies, and may be more vulnerable to adverse economic, market or industry developments than large capitalization companies.

OTC Trading Risk—Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the OTC market. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Preferred Securities Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends (if declared) only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Preferred stock has properties of both an equity and a debt instrument and is generally considered a hybrid instrument. Preferred stock is senior to common stock, but is subordinate to bonds in terms of claims or rights to their share of the assets of the company.

Regulatory and Legal Risk —The Fund's activities may be limited or restricted because of laws and regulations applicable to the Fund or the Investment Manager. U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives and other transactions). These regulations and laws impact the investment strategies, performance, costs and operations of the Fund, as well as the way investments in, and shareholders of, the Fund are taxed. The SEC's rules intended to limit, assess and manage liquidity risk may materially affect the securities in which the Fund invests and the Fund's investment strategies and performance.

Sector Emphasis Risk—If the Fund invests a significant amount of its assets in any one sector, the Fund’s performance will depend to a greater extent on the overall condition of the sector and there is increased risk that the Fund will lose value if conditions adversely affect that sector.  The prices of securities of issuers in a particular sector may be more susceptible to fluctuations as a result of changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other sectors.  Such issuers may also react similarly to these developments or conditions. To the extent the Fund is heavily invested in a particular sector, the Fund’s share price may be more volatile than the value of shares of a mutual fund that invests in a broader range of sectors.  The Funds’ shareholder reports contain information about the Funds’ holdings, including exposures to sectors. Investors should consider consulting these reports for more information.

Small-Capitalization Securities Risk—The Fund may be subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may experience much more price volatility, greater spreads between their bid and ask prices and significantly lower trading volumes than securities issued by larger, more established companies. Accordingly, it may be difficult for the Fund to sell small-capitalization securities at a desired time or price. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources. Small-capitalization companies have more speculative prospects for future growth, sustained earnings and market share than larger companies, and may be more vulnerable to adverse economic, market or industry developments than mid- or large-capitalization companies.

Sub-Adviser’s Proprietary Research Methodology Risk—There can be no assurance that the Sub-Adviser’s research methodology will prove to be effective in identifying favorable investment opportunities for the Fund.

Value Stocks Risk—Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While the Fund’s investments in value stocks may limit downside risk over time, the Fund may, as a trade-off, produce more modest gains than riskier stock funds.

The SAI describes the Fund’s principal investment risks in more detail and also describes other risks applicable to the Fund. Additional risks of the Fund include the following:

Cyber Security and Operational Risk—As in other parts of the economy, the Fund and its service providers, as well as exchanges and market participants through or with which the Fund trades and other infrastructures and services on which the Fund or its service providers rely, are susceptible to ongoing risks and threats resulting from and related to cyber incidents. Cyber incidents, which can be perpetrated by a variety of means, may result in actual or potential adverse consequences for critical information and communications technology, systems and networks that are vital to the Funds’ or their service providers’ operations. A cyber incident could adversely impact the Fund, its service providers or its shareholders by, among other things, interfering with the processing of shareholder transactions or other operational functionality, impacting the Fund’s ability to calculate its net asset value or other data, causing the release of private or confidential information, impeding trading, causing reputational damage, and subjecting the Fund to fines, penalties or financial losses. These types of adverse consequences could also result from other operational disruptions or failures arising from, for example, processing errors, human errors, and other technological issues. In each case, the Fund’s ability to calculate its net asset value correctly, in a timely manner or process trades or Fund or shareholder transactions may be adversely affected, including over a potentially extended period. The Fund and its service providers may directly bear these risks and related costs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s underlying portfolio securities is available in the Fund’s SAI.

Investment Manager

Guggenheim Partners Investment Management, LLC (“Guggenheim Partners” or the “Investment Manager”), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401, serves as the investment manager to the Fund. As of September 30, 2018, the aggregate assets under the investment management of the Investment Manager were approximately $192.4 billion.

Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser") serves as the sub-adviser of the Fund. As of September 30, 2018, the aggregate assets under the investment management of the Sub-Adviser were approximately $300 million.

MANAGEMENT FEE

The following chart shows the contractual investment management fee to be paid by the Fund.

Contractual Management Fee (expressed as a percentage of average net assets)
Guggenheim Capital Stewardship Fund	0.90%

The Investment Manager has contractually agreed through February 1, 2020, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The Investment Manager is not entitled to reimbursement by the Fund for fees waived under this agreement. This agreement will automatically renew for one-year terms, unless the Investment Manager provides written notice to the Fund of the termination of the agreement.
A discussion regarding the basis for the Board of Trustees approving the investment advisory contract on behalf of the Fund is available in the Fund’s annual report for the fiscal period ended September 30, 2018.

PORTFOLIO MANAGERS

The biographies of the portfolio managers of the Fund are as follows:

Jayson B. Flowers, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (September 2014). Mr. Flowers joined Guggenheim Partners in 1998 and serves as the Head of Guggenheim’s Equity and Derivative Strategies where he manages the portfolios, risk, and trading across the Equity, Derivatives, Managed Futures, and Commodity Strategies. Mr. Flowers has close to 20 years’ experience in the financial markets with a focused concentration in portfolio management, risk management and trade execution across various sectors of the capital structure. His investment experience ranges in expertise from Managing Portfolios and Risk on Structured Product Investments, Global Equity Arbitrage, Alternatives, and Asset Backed Strategies, to Trading U.S. Government Agencies, Foreign Sovereign Debt, Commodities, Managed Futures, Currencies, and Derivatives. Prior to Guggenheim, Mr. Flowers was a founding partner of Adventure Capital, a Venture Capital and Merchant Banking company. Previously Mr. Flowers was at Credit Suisse First Boston, Dominick & Dominick Inc., and Coopers & Lybrand. Mr. Flowers holds a B.A. in Economics from Union College.

Farhan Sharaff, Assistant Chief Investment Officer, Equities, Senior Managing Director and Portfolio Manager of the Investment Manager, has co-managed the Fund since its inception (September 2014). Mr. Sharaff joined Guggenheim Partners in May 2009. Mr. Sharaff has more than 30 years of experience in investment research and investment management. Prior to joining Guggenheim Partners, he was a Partner and Chief Investment Officer at MJX Capital Advisors, a wealth management firm focused on providing advice and investment management for its clients, especially in the traditional and alternative asset classes and Guggenheim Investments plc. Prior to that, Mr. Sharaff served as the global Chief Investment Officer at CIGNA Corporation, Zurich Scudder Investments and Citigroup. In all of the above engagements, Mr. Sharaff was responsible for research, investment management, product development and investment risk management. He was also a member of the business management teams at Citigroup and Zurich Scudder. Mr. Sharaff has a B.S. in Electrical Engineering from the University of Aston (U.K.) and an MBA in Finance from the Manchester Business School (U.K.). In addition, Mr. Sharaff sits on the board of Guggenheim Global Investment plc.

Qi Yan, Managing Director and Portfolio Manager in equity and equity derivative strategies of Guggenheim Partners, has co-managed the Fund since January 2017. Mr. Yan joined Guggenheim Partners in 2005. In addition to his portfolio management responsibilities, Mr. Yan works closely with institutional clients in developing and implementing customized risk management solutions. Mr. Yan earned his M.S. in Statistics from Yale University, and his B.S. in Mathematics from Cambridge University.

Peter Derby, Portfolio Manager and founding partner of the Sub-Adviser, which was formed in 2011. From 2008 to 2011, Mr. Derby was a portfolio manager at Diamondback Advisors NY, LLC. From 2007 to 2008, he was a founding member of The Concinnity Group, LLC. During William H. Donaldson's tenure as Chairman of the SEC, from 2003 to 2005, Mr. Derby served as the SEC's Managing Executive for Operations and Management. In 1989, he participated in the founding of DialogBank, the first private Russian bank to receive an international banking license. At DialogBank, Mr. Derby served as Chairman of the Board from 1997 to 1998, as President and CEO from 1991 to 1997 and as CFO from 1990 to 1991. Mr. Derby also founded the first Russian investment firm in 1991, Troika Dialog, where he served as Chairman of the Board from 1996 to 1997 and as President and CEO from 1991 to 1996. Prior to his tenure in Russia, he was a Corporate Finance Officer at National Westminster Bank USA from 1985 to 1990 and an Auditor at Chase Manhattan Bank from 1983 to 1985. Mr. Derby earned a B.S. in accounting, finance and international finance from New York University in 1983.

The SAI provides information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of Fund shares.

CONFLICTS OF INTEREST
An investment in the Fund is subject to a number of actual or potential conflicts of interest. For example, the Investment Manager and their affiliates are engaged in a variety of business activities that are unrelated to managing the Fund, which may give rise to actual, potential or perceived conflicts of interest in connection with making investment decisions for the Fund. The Fund and Investment Manager (and its affiliates) have established various policies and procedures that are designed to minimize conflicts and prevent or limit the Fund from being disadvantaged. There can be no guarantee that these policies and procedures will be successful in every instance. In certain circumstances, these various activities may prevent the Fund from participating or restrict the Fund’s participation in an investment decision, disadvantage the Fund or benefit the Investment Manager or its affiliates. For more information about conflicts of interest see the Information Regarding Potential Conflicts of Interest section of the SAI.

Sub-Adviser(s)

The Investment Manager and the Fund have received from the SEC an exemptive order for a multi-manager structure that allows the Investment Manager to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Investment Manager to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Fund’s Board of Trustees, but without shareholder approval. If a new unaffiliated sub-adviser is hired, shareholders will receive information about the new sub-adviser within 90 days of the change. The order allows the Fund to operate more efficiently and with greater flexibility. In connection with this arrangement the Investment Manager provides, among other oversight and evaluation services, the following:

•	Performing initial due diligence on prospective sub-advisers for the Fund;

•	Monitoring the performance of the sub-adviser(s);

•	Communicating performance expectations to the sub-adviser(s); and

•	Ultimately recommending to the Board of Trustees whether a sub-adviser’s contract should be renewed, modified or terminated.

The Investment Manager does not expect to recommend frequent changes of the Sub-Adviser or any future sub-advisers. Although the Investment Manager will monitor the performance of the Sub-Adviser and any future sub-advisers, there is no certainty that the Sub-Adviser, any future sub-advisers or the Fund will obtain favorable results at any given time.

The Investment Manager has engaged Concinnity to provide investment advisory services to the Fund. Concinnity has operated as an investment sub-adviser to the Fund since its inception (September 2014).

Buying, Selling and Exchanging Fund Shares

The Fund’s shares are not currently available for investment by new investors, subject to exceptions as may be granted in the discretion of the Fund from time to time.
Each share class of the Fund represents an interest in the same portfolio of securities but has its own eligibility criteria, fee and expense and cost structure and other features. You may not be eligible for each share class. Please consider your specific financial situation when selecting a share class for investment and evaluate factors you deem relevant to your investment decision, which may include, among others, how much you plan to invest, how long you plan to remain invested, the expenses of the share class and whether you qualify for a reduction or waiver of an applicable sales charge. You may wish to consult your financial advisor when deciding which class of shares to buy.
The Fund and the Distributor do not provide investment advice or recommendations or any form of tax or legal advice to existing or potential shareholders with respect to investment transactions involving the Fund.
Class A and Class C
Class A shares and Class C shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
The minimum initial investment for Class A and Class C shares is $2,500. The minimum subsequent investment for Class A and Class C shares is $100. Class A and Class C do not have a minimum account balance. The Fund may waive the minimum investment requirements for Class A and Class C shares at its discretion.
Notwithstanding the foregoing, there is no minimum initial or subsequent investment requirement for Class A shares purchased at NAV as described under “Sales Charge Waivers.”
Institutional Class
Institutional Class shares are offered directly through MUFG Investor Services (the "Transfer Agent") and also through authorized securities brokers and other financial intermediaries.
Eligible investors for Institutional Class shares include the following:

•	Investors who invest a minimum amount of $2,000,000 in Institutional Class shares of the Fund;

•	Employee benefit plan programs that have at least $25 million in plan assets;

•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees, including household members of such persons, of the Investment Manager or Distributor, and their affiliates;

•	Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $50 million;

•	Section 529 college savings plan accounts;

•	Funds of Funds advised by the Investment Manager or its affiliates;

•	Funds of Funds advised by unaffiliated investment advisers; and

•	Institutions that invest the minimum initial investment amount in the Fund.
The Fund reserves the right to waive the minimum initial investment amount of $2 million or to grant other investors eligibility to invest in the shares of the Fund at its discretion.
Institutional Class shares of each Fund are subject to a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days advance notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value (“NAV”) on the day the account is closed.
Shareholders who hold Class C shares through certain financial intermediaries who either charge periodic fees to their customers for financial planning, investment advisory or asset management programs, or provide such services in connection with the establishment of an investment account for a comprehensive wrap fee, and are not subject to the Class C contingent deferred sales charge, may be able to convert their shares for Institutional Class shares in the Fund, if available. These shareholders should inquire with the financial intermediary regarding the availability of these conversions. In certain circumstances, shareholders of Class C shares may be converted automatically by financial intermediaries.
The investor eligibility requirements, the minimum initial investment and account balance requirements for Institutional Class shares may be amended from time to time as reflected in the Fund’s then-current prospectus and SAI.
SHARE CLASS CONVERSIONS
A share class conversion effectively involves exchanging shares of one class of the Fund for another share class of the same Fund.  From time to time, the Fund may authorize or permit the conversion of shares of one class of shares for another class of shares of the same Fund, provided that certain conditions are met (such as the shareholder is eligible for the new share class or such other terms and conditions as the Fund may determine).  A share class conversion is generally not subject to the market timing and short term trading policies described in this Prospectus. The Fund reserves the right to modify, suspend or eliminate any share class conversion features at any time.

Following a share class conversion (or other similar shareholder transaction event), the ongoing fees and expenses of the new share class will differ from and may be higher or lower than those of the share class that you previously held.  You should carefully review information in this Prospectus relating to the new share class, including the fees, expenses and features of the new share class, or contact your financial intermediary for more information.

Although the Fund expects that a conversion between share classes of the same Fund should ordinarily not result in the recognition of a gain or loss for federal income tax purposes, you should consult with your own tax adviser with respect to the federal, state and local (or foreign) tax treatment of your investment in the Fund and any share class conversions.  You should also consult your financial intermediary to learn more about the details of these types of shareholder transaction events for Fund shares held through the intermediary.

Class C shares of the Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.

OPENING YOUR ACCOUNT
You will need to open a Guggenheim Investments shareholder account to make share transactions—buy, sell or exchange shares of the Fund. You can obtain an account application or request more information about opening an account by calling Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100. You may also visit www.guggenheiminvestments.com/forms to access “Mutual Fund Forms & Applications.”
The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call Guggenheim Investments to request an account application, be sure to let the Client Services representative know what type of account you want to open to ensure that you receive the correct application.
If you open your account through a broker or other financial intermediary, your financial intermediary will ordinarily assist you in completing the necessary application to open your account with Guggenheim Investments.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

•	You must provide each account holder’s social security number or tax ID number and date of birth on the application to avoid a delay in processing.

•	Attach a copy of the trust document when establishing a trust account.

•
When establishing an account for your corporation, partnership or self-directed retirement plan, please indicate the correct account type to ensure proper tax reporting and provide a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application.

•
You must provide a street address (Guggenheim Investments does not accept P.O. Box only addresses). If any joint owner has a different address than the account registration, please indicate what it is on the application.

•	Be sure to sign the application.

•
If you open an account directly with Guggenheim Investments, you will receive a confirmation statement by mail confirming your initial purchase. Review this confirmation carefully to ensure that all of the information is correct. Notify us promptly of any errors.

•	Any application that is sent to the Transfer Agent does not constitute a purchase order until the Transfer Agent processes the application and receives correct payment by check, wire transfer or ACH.

TRANSACTION INFORMATION
This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (“Business Day”). The Fund’s NAV is generally calculated as of the close of normal trading on each Business Day (usually 4:00 p.m. Eastern Time). On any day that the NYSE has an earlier closing time (scheduled or unscheduled)—or as otherwise permitted by the SEC—the Fund reserves the right to: (i) advance the time the NAV is calculated and, correspondingly, the time by which purchase and redemption orders must be received or (ii) accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not accept purchase and redemption orders (or calculate its NAV) on days that the NYSE is closed for business (scheduled or unscheduled). On any day that the NYSE is closed when it would normally be open for business, the Fund may accept purchase and redemption orders until (and calculate its NAV as of) the normally scheduled close of regular trading on the NYSE. On any day that the Fund calculates NAV earlier than normal, Guggenheim Investments reserves the right to advance the time on that day by which shareholder transaction orders must be received. The NYSE holiday schedule is included in the SAI, and Guggenheim Investments will post advance notice of scheduled early closings at www.guggenheiminvestments.com.

TRANSACTION CUT-OFF TIMES
All shareholder transaction orders are processed at the NAV next determined after your transaction order is received with all of the necessary information, sometimes referred to as “good order,” by the Fund’s Transfer Agent, Guggenheim Funds Distributors, LLC (the “Distributor”), or financial intermediary. The following transaction cut-off times have been established in order to allow the Transfer Agent appropriate time to report the current day’s trading activity to the Investment Manager. Any purchase order that is sent to the Transfer Agent or your financial intermediary does not constitute a purchase order until received by the Transfer Agent or your financial intermediary in good order.

Method	Cut Off Time
By Mail	Market Close
By Phone	Market Close
By Internet	Market Close
By Financial Intermediary	Market Close*

*	Each financial intermediary may have its own rules about share transactions, and may have earlier cut-off times for processing your transaction order.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY
If you opened your account through a financial intermediary, you will ordinarily submit your transaction orders through that financial intermediary. Your financial intermediary is responsible for ensuring that your transaction order is in good order, and promptly transmitting your order to the Fund. Transaction orders received in good order by your financial intermediary, which requires that the financial intermediary receives your order before the financial intermediary’s cut off time, will be processed at the Fund’s next determined NAV. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Authorized financial intermediaries of the Fund may also designate further intermediaries to accept purchase and redemption orders on behalf of the Fund. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.
When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Funds as your eligibility may be dependent upon the policies and procedures of your financial intermediary, including those regarding reductions of sales charges and other features of the share class. In all instances, it is your responsibility to notify your financial intermediary of any relationship or other facts that may qualify your investment for sales charge waivers or other features.

An investor transacting in Institutional Class shares may be required to pay a commission to a broker in connection with transactions in Institutional Class shares. The Fund makes available other share classes that have different fees and expenses, which are disclosed and described in this Prospectus.
Sales Charges

CLASS A SHARES

Class A shares are sold at NAV plus the applicable initial sales charge. The sales charge is used to pay your financial intermediary a sales commission up to a total of 4.75% of the purchase price of your investment in connection with your initial purchase. The NAV plus the sales charge is the “offering price.” However, in some cases, described below, your purchase may not be subject to an initial sales charge, and the offering price will be the NAV. In other cases, you may be eligible for a reduced sales charge. The sales charge varies depending on the amount of your purchase. The current sales charge rates are as follows:

Amount of Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or greater	None*	None*

*
For investments of $1 million or more, Class A shares are sold at NAV, without any initial sales charge. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00% contingent deferred sales charge (“CDSC”) based on your initial purchase price or current market value, whichever is lower. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your financial intermediary has entered into such an arrangement, contact your financial intermediary directly.

In addition to the information in this Prospectus you may obtain more information about share classes, sales charges and sales charge reductions and waivers from the SAI or from your financial intermediary .

HOW TO REDUCE YOUR SALES CHARGE

You may be eligible to purchase Class A shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. For additional information, including information on aggregating purchases among related accounts to receive reduced sales charges, see the SAI. Consistent with the policies described in this Prospectus, you and your family may combine your Fund holdings to reduce your sales charge.

•
Rights of Accumulation —To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares or Class C shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds and Guggenheim Funds Trust (some of which are offered in a separate prospectus) that you already own. Current share value may be more or less than at the time of purchase due to price fluctuations and account activity. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A and Class C shares that you own. Additionally, you may combine simultaneous purchases of Class A shares of one series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust with Class A shares of any other series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust to reduce the sales charge rate that applies to the purchase of Class A shares of the Fund or of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

•
Letters of Intent—Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust during a 13-month period. At your written request, Class A share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Fund to hold in escrow 4% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund’s Transfer Agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

A LOI may be revised during the 13-month period. Additional Class A shares acquired through reinvestment of income dividends and capital gains distributions are not applied to the LOI. A LOI may be obtained from the Fund.

•
Reinstatement Privilege—If you have redeemed Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust within the past 90 days, you may repurchase an equivalent amount of Class A shares of any series of Transparent Value Trust, Rydex Series Funds, Rydex Dynamic Funds, or Guggenheim Funds Trust at NAV, without the normal initial sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the initial sales charge. You must notify the Fund that you intend to exercise the reinstatement privilege in writing. The Fund is generally required to receive your purchase order within 90 days of your redemption.

SALES CHARGE WAIVERS

Class A shares of the Fund may be purchased at NAV by the following individuals:

•
Trustees and officers of the Fund or any other mutual funds managed by the Investment Manager or one or more of its affiliates, and directors, officers and employees of the Investment Manager or Distributor, and their affiliates, as well as the following relatives of any such trustees/directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews;

•	Any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;

•	Retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates;

•
Officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund;

•	A registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of investors;

•
A registered broker-dealer or registered adviser not affiliated with a broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive “wrap fee” is imposed; and

•	Customers of financial intermediaries that have a contractual arrangement with the Distributor or Investment Manager where such contract provides for the waiver of the initial sales charge.

The Fund does not waive sales charges for the reinvestment of proceeds from the sale of shares of a fund not in the Family of Funds where those shares were subject to an initial sales charge (sometimes called a NAV Transfer).

The availability of Class A sales charge waivers may depend upon the policies, procedures, and trading platforms of your financial intermediary.

SALES CHARGE EXCEPTIONS

You will not pay initial sales charges on the following:

•	Class A shares purchased by reinvesting dividends and distributions.

•	When exchanging Class A shares of the Fund for Class A shares of another series of Rydex Series Funds, Rydex Dynamic Funds or Guggenheim Funds Trust.

CLASS C SHARES

Class C shares are sold at NAV, without any initial sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1.00 % CDSC based on your initial purchase price or current market value, whichever is lower. Shares that are not subject to the CDSC are redeemed first. Then, shares held the longest will be the first to be redeemed. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase.

CALCULATION OF CDSC
Any CDSC imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) or Class C shares is a percentage of the lesser of (1) the NAV of the shares redeemed or (2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the NAV per share of the Fund, (2) shares acquired through reinvestment of income dividends and capital gain distributions, or (3) Class A shares or Class C shares held for more than one year. Upon request for redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

WAIVER OF CDSC

With respect to Class A or Class C shares, the Distributor will waive the deferred sales charge (when applicable) under the following circumstances:

•	An initial 1.00% sales commission was not paid to the intermediary at the time of purchase;

•	Following the death or disability of the shareholder;

•	For the redemption of the first 10% of shares sold within 12 months of purchase;

•
In connection with the required minimum distributions from a retirement plan qualified under Section 401(a), 401(k), 403(b) or 408 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”); or

•	In connection with distributions from retirement plans qualified under Section 401(a), 401(k), 403(b) of the Internal Revenue Code for:

•	Returns of excess contributions to the plan;

•	Retirement of a participant in the plan;

•	A loan from the plan (loan repayments are treated as new sales for purposes of the deferred sales charge);

•	Financial hardship (as defined in regulations under the Internal Revenue Code) of a participant in a plan;

•	Termination of employment of a participant in a plan; or

•	Any other permissible withdrawal under the terms of the plan.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

Buying Fund Shares

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Guggenheim Investments reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares within 3 business days of Guggenheim Investments receiving the purchase order. Purchase orders are subject to the Fund’s and your financial intermediary's transaction cut-off times and will be processed at the NAV next determined after your purchase order is received in good order. The minimum investment requirement for each class of the Fund is listed in the “Fund Summary.”

Purchases of Class C shares of the Fund requested in an amount of $1,000,000 or more will be automatically made in Class A shares of the Fund.

The Fund is generally required to report cost basis information to you and the Internal Revenue Service (“IRS”) when Fund shares are redeemed. The Fund will use a default average cost method for reporting your cost basis for Fund shares, unless you instruct us otherwise in writing to use another method. If you wish to choose another default cost basis method for your account you may select among first-in-first-out ("FIFO"), last-in-first-out (“LIFO”) and highest cost-in-first-out (“HIFO").

Accounts opened through a financial intermediary may be subject to different cost basis policies. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Fund shareholders should consult with their tax advisors to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.

For additional discussion of the average cost method, see “Redemption Procedures.”

PURCHASE PROCEDURES

The Fund offers you the option to submit purchase orders through your financial intermediary or to send purchase orders by mail, fax or internet and to send purchase proceeds by check, wire transfer or ACH to the Fund for accounts opened directly. The Fund does not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks, or checks drawn on a line of credit (including credit card convenience checks). The Fund typically does not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than 3 Business Days after such determination.
Guggenheim Investments generally does not accept purchase orders from or on behalf of non-resident U.S. citizens or non-resident aliens.

Retirement contributions will be considered as current year contributions unless otherwise instructed in writing at the time of the contribution.You may buy shares and send your purchase proceeds by any of the following methods:

	Initial Purchase	Subsequent Purchases
BY MAIL IRA and other retirement accounts require additional paperwork. Call Guggenheim Investments Client Services to request a Retirement Account Investor application kit.
Complete the account application that
corresponds to the type of account you
are opening.
•    Make sure to designate the Fund(s) you want to purchase.
•     Make sure your investment meets the account minimum.

Complete the Guggenheim Investments investment slip included with your quarterly statement or send written purchase instructions that include:
•    Your name
•    Your shareholder account number
•    The Fund(s) you want to purchase.

Make your check payable to Guggenheim Investments.
Your check must be drawn on a U.S. bank and payable in U.S. dollars.
Include the name of the Fund(s) you want to purchase on your check.

If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

	Mail your application and check to:	Mail your written purchase instructions and check to:
Mailing Addresses:
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850

	Initial Purchase	Subsequent Purchases
BY WIRE Guggenheim Investments Client Services phone number: 800.820.0888 or 301.296.5100
Complete and submit the account application that corresponds to the type of account you are opening.
Contact Client Services at 800.820.0888 to obtain your new account number.
Use the Wire Instructions below to send your wire.
•    Make sure to designate the Fund(s) you want to purchase.
•    Make sure your investment meets the account minimum.
Be sure to designate in your wire instructions the Fund(s) you want to purchase.
To obtain “same-day credit” (to get that Business Day’s NAV) for your purchase order, you should call Guggenheim Investments Client Services and provide the following information prior to the transaction cut-off time for the Fund(s) you are purchasing:
•    Account Number
•    Fund Name
•    Amount of Wire
•    Fed Wire Reference Number (upon request)

You will receive a confirmation number to verify that your purchase order has been accepted.

If you do not notify Guggenheim Investments Client Services of the incoming wire, your purchase order may not be processed until the Business Day following the receipt of the wire.

Wire Instructions:
U.S. Bank
Cincinnati, OH
Routing Number: 0420-00013
For Account of: Guggenheim Investments
Account Number: 48038-9030
[Your Name]
[Your shareholder account number]
[Your fund designation]
If you do not specify the Fund(s) you want to purchase, your investment generally will be credited to the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus.

BY ACH (FAX) Guggenheim Investments Fax number: 301.296.5103	Initial Purchase (Class A shares and Class C shares only)	Subsequent Purchases
Submit a new account application. Be sure to complete the “Electronic Investing via ACH” section. If you are establishing an Individual, Joint, or UGMA/UTMA account, you may fax the application to Guggenheim Investments. All other applications should be mailed.
•    Make sure to designate the Fund(s) you want to purchase.
•    Make sure your investment meets the account minimum.

Subsequent purchases made via ACH must be a minimum of $20. A maximum of $50,000 is allowed to be purchased via ACH per day. To make a subsequent purchase send written purchase instructions that include:

•    Your name
•    Your shareholder account number
•    The Fund(s) you want to purchase
•    ACH bank information (if not on record).

BY ACH (MAIL)	Mailing Addresses
	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
BY ACH (INTERNET)
Purchase payments may be sent via ACH only if you have existing ACH instructions on file.
If you have existing ACH instructions on file, log-in to your account at www.TradeRydex.com and click on “Electronic Investing.”

If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site, and follow the instructions for adding bank instructions.

CANCELED PURCHASE ORDERS

Guggenheim Investments will ordinarily cancel your purchase order under the following circumstances:

•	If your bank does not honor your check for any reason;

•	If the Transfer Agent does not receive your wire transfer;

•	If the Transfer Agent does not receive your ACH transfer; or

•	If your bank does not honor your ACH transfer.

If your purchase order is canceled for any of these reasons, you will not be entitled to benefit from any increase in NAV that the Fund may have experienced from the time of your order to the time of its cancellation. In addition, if the Fund’s NAV decreases in value from the time of your order to the time of its cancellation, the Fund will hold you liable for any losses that it incurs as a result of your canceled order.

Selling Fund Shares

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the Fund’s next determined NAV calculated after your redemption order is received in good order by the Transfer Agent or your financial intermediary.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents or proceeds from the sale of portfolio holdings (or a combination of these methods) unless it believes that circumstances warrant otherwise. For example, under stressed market conditions, as well as during emergency or temporary circumstances, the Fund may distribute redemption proceeds in-kind (rather than in cash), access a line of credit, or overdraft facility, or borrow through other sources (e.g., reverse repurchase agreements or engage in certain types of derivatives), to meet redemption requests. The Fund may also use these redemption methods if the Fund believes, in its discretion, that it is in the best interests of the Fund and its remaining shareholders. Redemptions in-kind involve the payment of some or all of your redemption proceeds in securities with a market value equal to the redemption amount. If the Fund redeems your shares in kind, you may bear transaction costs and will bear market risks until such time as such securities are converted to cash.
Please refer to the SAI for more information.
The Fund may suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption, of shares for more than seven days (i) for any period (a) during which the NYSE is closed other than customary week-end and holiday closings or (b) during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.

REDEMPTION PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments if you opened your account directly with the Fund. The Fund also offers you the option to send redemption orders to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX
301.296.5103
If you send your redemption order by fax, you must call Guggenheim Investments Client Services at 800.820.0888 or 301.296.5100 to verify that your fax was received and when it will be processed.

TELEPHONE	800.820.0888 or 301.296.5100 (not available for retirement accounts)
BY ACH
Redemption proceeds may be sent via ACH only if you have existing ACH instructions on file.
If you currently do not have ACH instructions on file, download the Bank Information and Alternate Payee Form from the www.guggenheiminvestments.com site and follow the instructions for adding bank instructions.
A maximum of $50,000 is allowed to be redeemed via ACH per day.

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

•	Your name;

•	Your shareholder account number;

•	Fund name(s);

•	Dollar amount or number of shares you would like to sell of the Fund;

•	Whether you want your sale proceeds sent to you by check, wire or ACH (a new alternate payee or new wire instructions may require a Medallion signature guarantee); and

•	Signature of account owner(s) (not required for telephone redemptions).
You may only place a redemption order if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to make redemptions from the account. You will receive a confirmation number for your redemption. Please retain it for your records.
If you choose not to use the default cost basis method of average cost, you must choose a default cost basis method among FIFO, LIFO or HIFO. Shareholders who choose not to use the default cost basis method (i.e., the average cost basis method) may instead specifically identify the shares to be sold at the time of redemption or exchange. Shareholders using the specific identification method are expected to provide lot selection information along with their redemption or exchange request. For situations where shareholders are unable to or do not provide instructions (i.e., systematic withdrawals and other non-shareholders generated activity) the account level default will be used. Shareholders who wish to use the specific identification method for identifying lots of shares sold, however, are not permitted to use the average cost basis method.
Unless requested otherwise at the time of the transaction, the Fund will redeem or exchange shares in the following order: undated non-covered shares, non-covered shares followed by covered shares using the method in effect for the account.

DISTRIBUTIONS FROM QUALIFIED RETIREMENT ACCOUNTS
Distributions from your tax-qualified plan or individual retirement account ("IRA") may have adverse tax consequences to you. You should consult your tax adviser before redeeming shares and making distributions from your tax-qualified plan or IRA account. All requests for distributions of redemption proceeds from tax-qualified plans and IRA accounts must be in writing. All distributions from tax-qualified plans and IRAs are subject to tax withholding rules.
Distributions from 403(b) accounts may require employer or plan administrator approval.

RECEIVING YOUR REDEMPTION PROCEEDS
The Fund typically expects to pay redemption proceeds to your brokerage account held with a financial intermediary within two business days following receipt of the redemption request. For redemption proceeds that are paid directly to you by the Fund, the Fund generally expects to pay redemption proceeds by check, ACH or wire to you within one business day, following receipt of your redemption request in good order. However, in all cases, it may take the Fund up to seven calendar days to pay redemption proceeds. The Fund also has the right to suspend the right of redemption or postpone the date of payments, as described above. For redemption orders that settle on federal bank holidays, your redemption proceeds will be sent on the next Business Day following the holiday. For investments made by check or ACH (not wire purchases), purchases will be on hold for up to 10 Business Days before a payment of redemption proceeds may be made.
All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-invested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus, as of the date of the redemption.
If you request payment of redemption proceeds to a third party or to a location other than your address of record, alternate address on file, or bank account(s) of record, your redemption request should be in writing and include a Medallion signature guarantee and may not be faxed. You may not send redemption proceeds to an address of record that was changed within the last 10 business days unless your request is Medallion signature guaranteed. For certain exceptions (e.g., accounts managed by financial professionals and requests to transfer between accounts), you may not be required to provide a Medallion signature guarantee. Please contact Guggenheim Investments Client Services at 800.820.0888 if you have any questions about your redemption request.

MEDALLION SIGNATURE GUARANTEES

Medallion signature guarantees help protect you and your account against fraud. You can obtain a Medallion signature guarantee at most banks and financial intermediaries. A notary public cannot provide a Medallion signature guarantee. You may not use fax to transmit a Medallion signature guarantee to the Fund.

UNCASHED CHECK POLICY
Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.
For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distribution will be reinvested into shares of the Rydex U.S. Government Money Market Fund, which are offered in a separate prospectus. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.
For partial redemption checks, the proceeds will be deposited into shares of the Rydex U.S. Government Money Market Fund.
Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued one time.
For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

Exchanging Fund Shares

An exchange is when you sell shares of one Fund and use the proceeds from that sale to purchase shares of another Fund. Investors may make exchanges on any Business Day of shares of the Fund for corresponding shares of any other Fund within the Family of Funds on the basis of the respective NAVs of the shares involved.
Exchange requests, like any other share transaction, will be processed at the NAV next determined after your exchange order is received in good order. Exchanges involving other Funds not included in this Prospectus may be subject to different transaction cut-off times. All exchange requests must be received by the Fund’s Transfer Agent or your financial intermediary prior to the cut-off time of the Fund you are exchanging out of or the Fund you are exchanging into, whichever is earlier, to be processed at that Business Day’s NAV.
The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES
You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send exchange requests to Guggenheim Investments by:

MAIL	Standard Delivery	Overnight Delivery
	Guggenheim Investments P.O. Box 10839 Rockville, MD 20849-0839	Guggenheim Investments 805 King Farm Boulevard, Suite 600 Rockville, MD 20850
FAX	301.296.5103 If you send your exchange request by fax, you must call Guggenheim Investments Client Services at 800.820.0888 to verify that your fax was received and when it will be processed.
TELEPHONE	800.820.0888 or 301.296.5100
INTERNET	Follow the directions on the Guggenheim Investments web site—Visit www.TradeRydex.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

•	Your name;

•	Your shareholder account number;

•	Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging into (buying);

•	Dollar amount, number of shares or percentage of Fund position involved in the exchange; and

•	Signature of account owner(s) (not required for telephone or internet exchanges).

You may only place exchange orders if you are the registered owner of the account or the registered owner has given Guggenheim Investments written authorization to allow you to trade the account. You will receive a confirmation number for your exchange. Please retain it for your records.

DOLLAR-COST AVERAGING
Shareholders may elect to engage in dollar-cost averaging, which allows shareholders to make periodic exchanges of shares from one fund to one or more other funds at regular intervals. With dollar-cost averaging, the cost of the securities is averaged over time and possibly over various market cycles.
Dollar-cost averaging does not guarantee profits, nor does it assure that a shareholder will not have losses. Shareholders should contact Guggenheim Investments Client Services to enroll in dollar-cost averaging. Shareholders will need to choose whether amounts are to be exchanged on the basis of a specific dollar amount or a specific number of shares. Guggenheim Investments will exchange shares as requested on the date of your choosing. If the date selected falls on a weekend or holiday, your request will be processed on the previous Business Day.
The Investment Manager will make exchanges until the value of the shareholder’s fund from which exchanges are being made is depleted or until the shareholder instructs Guggenheim Investments to terminate dollar-cost averaging. Dollar-cost averaging may be terminated at any time by a shareholder by written request or by phone.

Account Policies

SHAREHOLDER IDENTIFICATION AND VERIFICATION
Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential street address or principal place of business and your Social Security Number, Employer Identification Number or other government issued identification when you open an account. Additional information may be required in certain circumstances or to open accounts for corporations or other entities, and effective May 11, 2018 certain information regarding beneficial ownership will be verified, including information about beneficial owners of such entities. The Fund may use this information to attempt to verify your identity and, for legal entities, the identity of beneficial owners. The Fund may not be able to establish an account if the necessary information is not received. The Fund may also place limits on account transactions while it is in the process of attempting to verify your identity and, for legal entities, the identity of beneficial owners. Additionally, if the Fund is unable to verify the identity or you or your beneficial owners after your account is established, the Fund may be required to redeem your shares and close your account. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated on the date your account is closed, and you bear the risk of loss.
Guggenheim Investments provides accounts for resident U.S. citizens and resident aliens. We generally will not open a new account for any non-resident aliens (natural person or entity) or non-resident U.S. citizens. Guggenheim Investments generally will not accept any investments from non-resident aliens (natural person or entity) or non-resident U.S. citizens. If you are unsure of your status please consult your tax adviser.

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under applicable law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

CHANGES TO YOUR ACCOUNT
For information on what is required to make changes and/or additions to your account and to obtain the appropriate forms, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com or call 800.820.0888 or 301.296.5100. If you own shares that are registered in your financial intermediary’s name, and you want to transfer the registration of your shares to another financial intermediary or want the shares registered in your name, then you should contact your financial intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET
Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your internet and telephone transactions are safe, secure, and as risk-free as possible, the Fund has instituted certain safeguards and procedures for determining the identity of web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its Transfer Agent will be responsible for any loss, liability, cost, or expense for following internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or internet, you will generally bear the risk of any loss. Neither the Fund nor its Transfer Agent is responsible for internet transactions that are not received.
During periods of unusually high market activity or other times, it may be difficult to reach Guggenheim Investments by telephone or access our internet site. Guggenheim Investments and its affiliates will not be liable for any losses resulting from a cause over which Guggenheim Investments or its affiliates do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems (e.g., if you are unable to access your online service provider), input errors on the internet, severe weather, facilities emergencies, earthquakes, floods and strikes or other labor problems. If you are unable to reach Guggenheim Investments by telephone, fax, or internet, consider sending written instructions.

STATEMENTS & CONFIRMATIONS
You will receive a confirmation for every trade you initiate.  We will also send you a statement each quarter, and we will post your monthly statement online.  You may choose to receive your trade confirmations and quarterly statements by mail or electronically (see “eDelivery Services” below).

Please review your trade confirmations and statements carefully. It is important that you contact Guggenheim Investments immediately with any questions you may have about any transaction reflected on any confirmation or statement. Guggenheim Investments will consider the transactions properly processed if any discrepancies are not reported promptly. If there are any discrepancies, call Guggenheim Investments Client Services at 800.820.0888.
HOUSEHOLDING
Householding is an option that may be available to certain Fund investors through their financial intermediary. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer or other financial intermediary if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

eDELIVERY SERVICES
eDelivery offers shareholders the convenience of receiving most communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the web via email notification. For more information on eDelivery, please visit the Guggenheim Investments web site at www.guggenheiminvestments.com/edelivery. The Fund reserves the right to discontinue your eDelivery service if two (2) or more e-mail notices are returned as undeliverable.

GUGGENHEIM INVESTMENTS EXPRESS LINE—800.717.7776
You may access information about the Fund and your Guggenheim Investments account anytime with the Guggenheim Investments Express Line. This automated line gives you telephone access to Fund information including NAVs, daily factors, fund assets and distributions as well as balance and history information on your Guggenheim Investments account.

SERVICE AND OTHER FEES
Guggenheim Investments may charge the following administrative fees on accounts held directly through the Fund’s Transfer Agent for services associated with the following:

•	$15 for wire transfers of redemption proceeds under $5,000;

•	$50 on checks returned for insufficient funds;

•	$25 to stop payment of a redemption check within 10 Business Days of the settlement date;

•	$20 for standard overnight packages (fee may be higher for weekend delivery or other special delivery options);

•	$25 for bounced draft checks or ACH transactions; and

•
Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources. Such requests could include a request for historical account transcripts or the retrieval of a significant number of documents.

Guggenheim Investments reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES
An annual maintenance fee of $15 will be charged on the following retirement plans: IRA, SEP, Roth IRA, 403(b), Simple, Coverdell-ESA and Guggenheim Investments prototype money purchase plan and profit sharing plan accounts. You may pay the annual fee at any time during the calendar year by sending Guggenheim Investments a check. If the annual maintenance fee is not paid separately prior to December, it will be deducted automatically from your account.
An account closing fee of $15 will be charged upon liquidation of the following retirement accounts: IRA, SEP, Roth IRA, 403(b), Simple and Coverdell-ESA. This fee will be deducted from the proceeds of your redemption. Guggenheim Investments will waive the annual maintenance fee if a liquidation fee is being charged.
Guggenheim Investments also may waive the annual maintenance fee and any applicable account closing fee for certain 403(b) retirement plan accounts. For more information about the applicability of these fees, please contact Guggenheim Investments Client Services at 800.820.0888.
For additional information on fees for employee accounts please refer to the SAI.

MARKET TIMING/SHORT-TERM TRADING
The Fund is not suitable for purchase by active investors. The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. If you wish to engage in such practices, we request that you do not purchase shares of the Fund. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs. The Fund does not accommodate frequent purchases and redemptions. Consequently, the Board of Trustees has adopted policies and procedures designed to prevent frequent purchases and redemptions of shares of the Fund. The policies and procedures contain a variety of methods intended to assist in identifying “market timing” or other types of excessive short-term trading, including the monitoring of “round trips” by investors.  A round trip is a purchase of (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If two round trips by an individual investor are identified within certain period of time, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period after the two round trips.
For purposes of applying the Fund’s policies, the Investment Manager may consider the trading history of accounts under common ownership or control. In addition, the Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Investment Manager reasonably believes that the trading activity would be harmful or disruptive to the Fund.
No restrictions are applied to transfers, purchases and redemptions of the Fund by certain “funds of funds” within the Fund’s group of investment companies that are made (1) as part of the routine allocation and rebalancing transactions for such funds of funds or (2) in order to allow for inflows and outflows of investors in such funds of funds, so long as the market timing policies and procedures for such funds of funds are consistent with the Fund’s objective of avoiding disruption due to market timing. This waiver may be extended in the future without notice to permit investments by additional funds of funds in the Fund.
In its sole discretion, the Fund may revise its market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including without limitation, imposing dollar or percentage limits on transfers).
Transactions accepted by an authorized financial intermediary in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Fund and may be cancelled or revoked by the Fund by the close of business on the next Business Day following receipt. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur, particularly with respect to trades placed by shareholders that invest in the Fund through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Fund’s access to information about individual shareholder transactions made through such omnibus arrangements is often unavailable or severely limited. As a result, the Fund cannot assure that its policies will be enforced with regard to shares held through such omnibus arrangements (which may represent a majority of the Fund’s shares), and as a result frequent trading could adversely affect the Fund and its long-term shareholders as discussed above.
RIGHTS RESERVED BY THE FUND

In addition to the rights expressly set forth in the Prospectus and SAI, the Fund reserve the right to close your account or redeem your shares in cases of (i) actual or suspected threatening conduct against the Fund or actual or suspected fraudulent, illegal or suspicious activity by you or any other individual associated with your account or (ii) your failure to provide information to the Fund (or its agent) related to your account or otherwise comply with or meet Fund policies or share class eligibility requirements. This action may be taken when, in the sole discretion of Fund management, it is deemed to be in the best interest of the Fund or in cases where the Fund is requested or compelled to do so by applicable law. If your account is closed or your shares are redeemed at the request of governmental or law enforcement authority or pursuant to applicable law, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds. Neither the Fund, the Investment Manager (or its affiliates) nor the Board of Trustees will be responsible for any loss in your account or tax liability resulting from such a redemption.
UNCLAIMED PROPERTY LAWS

In certain circumstances, mutual fund accounts can be considered unclaimed or abandoned property under applicable state law. If your account is left unattended for a statutorily-prescribed period of time-generally, three or five years-Guggenheim Investments may be legally required to escheat (or transfer) your account to the state of your last known mailing address in accordance with applicable unclaimed or abandoned property (escheatment) laws, which vary by state. In order to avoid the possibility of escheatment to the state, you should from time to time initiate activity in your account or contact Guggenheim Investments to review your account information. In addition, you should maintain a current and valid mailing address on record with your account to prevent any delays or interruptions of purchases, redemptions or exchanges of your shares. To initiate activity in your account(s) or update your mailing address, you should contact Guggenheim Investments at 800.820.0888 or 301.296.5100 or, if applicable, the financial intermediary through which you purchased (or hold) your shares.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.

Distribution and Shareholder Services

CLASS A SHARES
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to Class A shares, that allows the Fund to pay distribution fees under the Distribution Plan to the Distributor and other firms that provide distribution-related services (“Service Providers”). The Fund will pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets of the Fund's Class A shares. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

CLASS C SHARES
The Fund has adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act applicable to Class C shares that allows the Fund to pay annual distribution and service fees under the Distribution and Shareholder Services Plan of 1.00% of the Fund’s average daily net assets of the Fund's Class C shares. The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary a sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year’s distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

COMPENSATION TO DEALERS
The Investment Manager, at its expense and out of its own resources, may provide compensation to financial intermediaries for the sale of Fund shares. Such payments, commonly referred to as “revenue sharing,” do not increase Fund expenses and are not reflected in the fees and expenses listed in the Fund’s expense table in this Prospectus. These payments may be made, at the discretion of the Investment Manager, to certain dealers who have sold shares of the Fund. The level of payments made to dealers will generally vary, but may be significant. The Investment Manager determines the extent of such payments in its sole discretion in response to requests from dealer firms, based on factors it deems relevant, such as the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with the Investment Manager. The Investment Manager periodically determines the advisability of continuing these payments. The Investment Manager may also pay expenses associated with meetings that facilitate educating financial advisers and shareholders about the Fund that are conducted by dealers. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Fund.

Shareholder Services

SUB-TRANSFER AGENCY SERVICES
The Distributor or Trust may enter into agreements with financial intermediaries pursuant to which the financial intermediary is compensated for providing sub-transfer agency or similar services, including administrative, networking or recordkeeping services, to Fund shareholders. Payments pursuant to such agreements vary as a result of, among other things, the nature of the services provided and are generally based on: (1) the average daily net assets of clients serviced by the financial intermediary or (2) the number of accounts serviced by the financial intermediary. The aggregate amount of these payments, which are reimbursed in all or in part by the Fund, may be substantial and are in addition to, rather than in lieu of, 12b-1 fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. These payments increase the Fund's operating expenses and reduce its investment performance.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders who wish to receive regularly scheduled payments may establish a Systematic Withdrawal Plan. Please refer to the Systematic Withdrawal Plan Request form for additional payment options. The form can be found within the Customer Service section of the www.guggenheiminvestments.com website. Shares are liquidated at NAV. The Program may be terminated upon notification, or it will terminate automatically if all shares are liquidated or redeemed from the account.

EXCHANGE PRIVILEGE
Shareholders of the Fund may exchange their shares for shares of other funds distributed by the Distributor. An exchange is two transactions: a sale of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and sales apply to exchanges, including the Fund’s right to reject any order to purchase shares.
Shares of a particular class of the Fund may be exchanged only for shares of the same class of another available fund. In addition, shareholders should note that Class A shares may be exchanged for Institutional class shares of funds distributed by the Distributor if the shareholder meets the minimum initial investment and the specific eligibility requirements, which may be described in a different prospectus. Shareholders should consult that prospectus prior to making such an exchange. A copy of the prospectus may be requested by contacting the Fund’s Distributor.
Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee or initial sales charge is presently imposed on such an exchange. Any applicable contingent deferred sales charge will be imposed upon redemption of the shares acquired through the exchange and calculated from the date of the initial purchase. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after purchase of the exchanged shares. Before exchanging your shares for shares of another mutual fund that is distributed by the Distributor and offered through another prospectus, you should request the prospectus of the mutual fund into which you are contemplating exchanging your shares and review it carefully, as the other mutual fund may be subject to fees, charges or expenses that are different from the shares that you are exchanging. A current prospectus of the fund into which an exchange is made will be given to each shareholder exercising this privilege if the shareholder does not currently hold shares in that fund.
The terms of an employee-sponsored retirement plan may affect a shareholder’s right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.
A shareholder may exchange shares by telephone by calling the Fund at 800.820.0888, on weekdays (except holidays) between the hours of 8:30 am and 5:30 pm Eastern Time. Exchange requests received by telephone after the close of the NYSE (normally 4:00 pm Eastern Time) will be treated as if received on the next Business Day. The exchange privilege, including telephone exchanges, dollar cost averaging and asset rebalancing may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days’ notice to shareholders.
The exchange privilege is not intended as a vehicle for short-term or excessive trading. Because excessive trading by a shareholder can hurt the Fund’s performance and its other shareholders, the Fund reserves the right to limit the amount or number of exchanges or discontinue this privilege if (1) the Fund or the Investment Manager believes that the Fund would be harmed or unable to invest effectively, or (2) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund. The Fund also may reject future investments from a shareholder if the shareholder engages in, or is suspected of engaging in, short-term or excessive trading.
Exchanges into the Rydex U.S. Government Money Market Fund. The Fund’s shares may be exchanged into the Money Market Class shares of the Rydex U.S. Government Money Market Fund, which is offered in a separate prospectus that you can obtain upon request and that you should consult prior to an exchange. The Money Market Class shares of the Rydex U.S. Government Money Market Fund have no distribution and shareholder service (12b-1) fees, initial sales charges, initial investment minimum and minimum balance requirements.
If your investment in Class A or Class C shares of the Fund is subject to a deferred sales charge at the time of the exchange, shareholders should note that no deferred sales charge will be incurred on the exchange itself. However, redemptions from the Rydex U.S. Government Money Market Fund may be subject to such deferred sales charge, as may redemptions from other funds in which you could later invest, as discussed below.
The period of time during which you hold the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be counted toward determining the applicability of the deferred sales charge that can be charged upon redemptions within 12 months of a purchase of Class A or Class C shares.
Accordingly, if your Class A or Class C shares of the Fund are subject to a deferred sales charge at the time of your exchange into the Money Market Class shares of the Rydex U.S. Government Money Market Fund and you redeem your shares, the deferred sales charge will be assessed at the time you redeem your Money Market Class shares of the Rydex U.S. Government Money Market Fund.
If your Class A or Class C shares of the Fund are subject to a deferred sales charge at the time of the exchange and you subsequently re-exchange your Money Market Class shares of the Rydex U.S. Government Money Market Fund for Class A or Class C shares of another fund in the Family of Funds, respectively, the deferred sales charge will not be assessed by the Rydex U.S. Government Money Market Fund at the time of a subsequent exchange. You will not be given credit for the time you held the Money Market Class shares of the Rydex U.S. Government Money Market Fund, but you will be given credit for the period during which you held Class A or Class C shares of the Fund prior to the exchange of the shares for Money Market Class shares. Therefore, a deferred sales charge will be based on the period of time you held Class A or Class C shares of the Fund and the other funds in the Family of Funds.
Shareholders should note that, if your initial investment was subject to an initial sales charge, a further exchange of the Money Market Class shares of the Rydex U.S. Government Money Market Fund will not be subject to a charge at the time of such exchange.
For additional information, see the prospectus for the Rydex U.S. Government Money Market Fund.

Dividends and Taxes

The Fund pays its shareholders dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. If you are a direct shareholder of the Fund, your dividends and distributions will be reinvested in the Fund unless you instruct the Transfer Agent for the Fund otherwise. There are no fees or sales charges on reinvestments. Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.

DIVIDEND PAYMENT OPTIONS
Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund. Dividends and distributions with values of $25 or less may be automatically reinvested in additional Fund shares. If applicable, please contact your financial intermediary for their policies and procedures regarding dividend and distribution payment options as well as changes to your election.
If you elect to receive dividends and distributions in cash and you have not provided the Fund with a current and valid mailing address or the U.S. Postal Service or another carrier has returned mailings sent to you as undeliverable, the Fund reserves the right to reinvest such dividends or distributions payable to you in additional Fund shares and to reinvest all subsequent dividends and distributions in additional Fund shares (in each case, reinvested at the NAV per share on the day of reinvestment). Interest will not accrue on the amount of your uncashed check. When reinvested, those amounts are subject to the risk of loss like any other investment in the Fund. In addition, unclaimed accounts may be subject to state escheatment laws. See “Unclaimed Property Laws” above for more information.

TAX ON DISTRIBUTIONS
Fund dividends and distributions are taxable to you (unless your investment is through an IRA or other tax-advantaged retirement account) whether you reinvest your dividends or distributions or take them in cash.
In addition to federal tax, dividends and distributions may be subject to state and local taxes. If the Fund declares a dividend or distribution in October, November or December of a calendar year but pays it in January of the following calendar year, you may be taxed on that dividend or distribution as if you received it in the calendar year in which the dividend or distribution is declared.
The maximum individual federal income tax rate applicable to “qualified dividend income” and long-term capital gains ranges from 0% to 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower federal income tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60-day holding d istributions on or making a withdrawal.
The Fund generally has “short-term capital gains” when it sells assets at a gain within one year after buying them. Your share of the Fund’s net short-term capital gains generally will be taxed at ordinary income rates. The Fund generally has “long-term capital gains” when it sells assets at a gain that it has owned for more than one year. Distributions reported by the Fund as long-term capital gain distributions will be taxable to you at your long-term capital gains rate no matter how long you have held your Fund shares.
The Fund will mail you information concerning the tax status of the distributions shortly after the end of each calendar year.

TAXES ON SALES, REDEMPTIONS OR EXCHANGES
You may be taxed on any sale, redemption or exchange of Fund shares. Generally, gain or loss realized upon the sale, redemption or exchange of Fund shares will be capital gain or loss if you hold the shares as capital assets and will be taxable as long-term capital gain or loss if you held the shares for more than one year, or as short-term capital gain or loss if you held the shares as capital assets for one year or less, at the time of the sale, redemption or exchange.
If your tax basis in your shares held as capital assets exceeds the amount of proceeds you received from a sale, exchange or redemption of shares, you will generally recognize a capital loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning thirty days before and ending thirty days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

MEDICARE TAX
An additional 3.8% Medicare Tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

BACK-UP WITHHOLDING
The Fund may be required to withhold federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications or if you have been notified by the IRS that you are subject to back-up withholding. Back-up withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FOREIGN TAXES
If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may elect to treat a proportionate amount of certain foreign taxes paid by it as a distribution to each shareholder which would generally permit each shareholder either (1) to credit this amount (subject to applicable limitations) or (2) to deduct this amount for purposes of computing its U.S. federal income tax liability. The Fund will notify you if it makes this election.

FOREIGN SHAREHOLDERS
Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.
COST BASIS
The Fund (or its administrative agents) is required to report to the Internal Revenue Service and furnish to Fund shareholders cost basis and holding period information upon a redemption of Fund sharers. The Fund will permit shareholders to elect from among several cost basis methods, including average cost, FIFO, LIFO and HIFO. In the absence of an election, the Fund will use a default cost basis method which is the average cost method. The cost basis method elected by a Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the close of business on the trade date of each such sale of Fund shares. Fund shareholders should consult with their tax advisers prior to making redemptions to determine the appropriate cost basis method for their tax situation and to obtain more information about the cost basis reporting rules.
You should consult your tax professional about federal, state and local tax consequences to you of an investment in the Fund. Please see the SAI for additional tax information.

Determination of Net Asset Value

The price at which you buy, sell and exchange shares is the net asset value per share (plus any applicable initial sales charge), which also is known as NAV. The Fund calculates its NAV by:

•	Taking the current market value of its total assets;

•	Subtracting any liabilities; and

•	Dividing that amount by the total number of shares owned by shareholders.
The Fund generally calculates its NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). The NYSE is open Monday through Friday, except on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE has an earlier closing time (scheduled or unscheduled) such as on days in advance of holidays generally observed by the NYSE—the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund generally does not calculate its NAV on any non-Business Day. However, if the NYSE is closed for any other reason on a day it would normally be open for business, the Fund may calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day, so long as the Fund’s Investment Manager believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund discloses its NAV on a daily basis. For more information, or to obtain the Fund’s NAV, please call 800.820.0888 or visit the Guggenheim Investments website – www.guggenheiminvestments.com.
When calculating the NAV, the Fund will value the portfolio securities and assets of the Fund for which market quotations are readily available at the current market price of those securities and assets. With respect to portfolio securities and assets of the Fund for which market quotations are not readily available, or which cannot be accurately valued under the Fund's valuation procedures, the Fund will fair value those securities and assets.
Equity securities traded on a domestic securities exchange (including ETFs) will usually be valued at the last sale price on the security's primary U.S. exchange or market on the day the valuation is made, provided, however, that securities listed on NASDAQ will usually be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, then the last bid price is used.
Discount notes with a maturity greater than 60 days at the time of purchase will usually be valued based on pricing services approved by the Board of Trustees, when available. Prices obtained from pricing services use various inputs, methods, models and assumptions, which may include information provided by broker-dealers and other market makers. Discount notes with a maturity of 60 days or less are valued at amortized cost, unless it is deemed that amortized cost does not represent fair value, in which case the applicable asset will be valued using prices obtained from pricing services. If prices obtained from pricing services are unavailable, then securities are generally fair valued. Certain securities may also be valued based on broker bid prices.

With respect to an underlying open-end mutual fund (“underlying mutual fund”) in which the Fund may invest (other than ETFs), the Fund values the shares of the underlying mutual fund at the underlying mutual fund’s NAV and the prospectus for the underlying mutual fund explains the circumstances under which the underlying mutual fund will use fair value pricing and the effects of fair value pricing.
For foreign securities and other assets that are priced in a currency other than U.S. dollars, the Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares and, therefore, the value of portfolio securities of the Fund may change on days when shareholders will be unable to purchase or redeem the Fund's shares.
If market quotations are not readily available, are unreliable, or a significant event has occurred, securities are priced at fair value as determined in good faith using methods approved by the Board of Trustees. For example, market prices may be unavailable if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation. The Investment Manager may view market prices as unreliable when the value of a security has been materially affected by events occurring after the market closes, but prior to the time as of which the Fund calculates its NAV.
The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.
More information about the valuation of the Fund’s holdings can be found in the SAI and the Fund's shareholder reports.

General Information

SHAREHOLDER INQUIRIES
Shareholders who have questions concerning their account or wish to obtain additional information may call the Fund (see back cover for address and telephone numbers) or contact their securities dealer. Client requests for historical account transcripts or the retrieval of a significant amount of documentation may be honored to the extent that those records are readily available. The Fund reserves the right, upon notice, to charge you a fee to cover the costs of special requests for information that require extensive research or employee resources.
OTHER INFORMATION
The Prospectus and SAI, related regulatory filings, and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders.  The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Investment Manager or other parties who provide services to the Fund.

Financial Highlights
This financial highlights table is intended to help you understand the Fund’s financial performance for the past five complete fiscal years, or the period since commencement of the Fund or a share class, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been derived from financial statements that have been audited by Ernst & Young LLP , the Fund’s independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund’s 2018 Annual Report. The 2018 Annual Report is available upon request and is incorporated by reference in the SAI.

Financial Highlights

Guggenheim Capital Stewardship Fund

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating the Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.11	$26.55	$23.69	$24.79	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	.34	.35	.31	—[c]
Net gain (loss) on investments (realized and unrealized)	4.34	3.51	3.22	(1.33)	(.21)
Total from investment operations	4.62	3.85	3.57	(1.02)	(.21)
Less distributions from:
Net investment income	(.34)	(.37)	(.32)	(.08)	—
Net realized gains	(2.16)	(.92)	(.39)	—	—
Total distributions	(2.50)	(1.29)	(.71)	(.08)	—
Net asset value, end of period	$31.23	$29.11	$26.55	$23.69	$24.79

Total Return	16.50%	15.01%	15.30%	(4.15%)	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$220,587	$216,008	$208,867	$189,668	$209,015
Ratios to average net assets:
Net investment income (loss)	0.93%	1.23%	1.38%	1.22%	0.13%
Total expenses[d]	1.05%	1.03%	1.07%	1.15%	1.24%
Portfolio turnover rate	164%	156%	209%	221%	—

[a]	Since commencement of operations: September 26, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[c]	Net investment income is less than $0.01 per share.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

For More Information

By Telephone—Call 800.820.0888.
By Mail—Write to:
Guggenheim Investments
805 King Farm Boulevard, Suite 600 Rockville, MD 20850
On the Internet—Reports and other information about the Fund can be viewed online or downloaded from:
SEC: The EDGAR Database at http://www.sec.gov
Guggenheim Investments: http://www.guggenheiminvestments.com
Copies of additional information about the Fund (including the SAI) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

ANNUAL/SEMI-ANNUAL REPORT—Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
STATEMENT OF ADDITIONAL INFORMATION —The SAI, which includes additional information about the Fund, and the Fund’s annual or semi-annual reports are available, without charge, upon request by calling the Fund’s toll-free telephone number 800.820.0888. Shareholder inquiries should be addressed to Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850, or by calling the Fund’s toll-free telephone number listed above. The SAI is incorporated into this Prospectus by reference.
The Fund’s Investment Company Act file number is listed below:

Guggenheim Funds Trust	811-01136
• Guggenheim Capital Stewardship Fund

Family of Funds , for disclosure purposes in this Prospectus, include—series of Guggenheim Funds Trust: Guggenheim Capital Stewardship Fund, Guggenheim Alpha Opportunity Fund, Guggenheim Diversified Income Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim World Equity Income Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Mid Cap Value Fund, Guggenheim Mid Cap Value Institutional Fund, Guggenheim Small Cap Value Fund, Guggenheim Large Cap Value Fund, Guggenheim StylePlus-Mid Growth Fund, Guggenheim Limited Duration Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Municipal Income Fund, Guggenheim Total Return Bond Fund, Guggenheim Macro Opportunities Fund, Guggenheim Ultra Short Duration Fund, and Guggenheim Floating Rate Strategies Fund; the Transparent Value Funds; the Rydex Series Funds; and the Rydex Dynamic Funds.

702 King Farm Blvd. Suite 200
Rockville, Maryland 20850
800 820 0888
guggenheiminvestments.com